       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2013.

                                                            FILE NOS. 333-185806
                                                                       811-09003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER

                          THE SECURITIES ACT OF 1933                         [ ]


                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 1                        [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     [ ]

                                   Amendment No. 1                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A ALLEN PARKWAY,
                              HOUSTON, TEXAS 77019
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                                175 WATER STREET
                               NEW YORK, NY 10038
              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                               MANDA GHAFERI, ESQ.
                             AIG LIFE AND RETIREMENT
                            1999 AVENUE OF THE STARS
                       LOS ANGELES, CALIFORNIA 90067-6121
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)



Approximate Date of Proposed Public Offering: Continuous



It is proposed that this filing will become effective:



[ ] immediately upon filing pursuant to paragraph (b) of Rule 485





[X] on May 1, 2013 pursuant to paragraph (b) of Rule 485



[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.



If appropriate, check the following box:



[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Seven of American General Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

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--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris Plus Variable Annuity;
                                                Other Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris Plus Variable Annuity;
                                                Purchasing a Polaris Plus Variable
                                                Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Polaris Plus Variable Annuity
                                                (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Polaris Plus Variable
                                                Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             [THE POLARIS PLUS LOGO]
                                VARIABLE ANNUITY
                                   PROSPECTUS
                                   MAY 1, 2013

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                               issued by Depositor
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the Anchor Series Trust ("AST") and SunAmerica Series Trust ("SAST").


UNDERLYING FUNDS:                    MANAGED BY:
     Aggressive Growth               Wells Capital Management Incorporated
     Alliance Growth                 AllianceBernstein L.P.
     Asset Allocation                Edge Asset Management, Inc.
     Balanced                        J.P. Morgan Investment Management Inc.
     Capital Appreciation            Wellington Management Company, LLP
     Cash Management                 BofA Advisors, LLC
     Corporate Bond                  Federated Investment Management Company
     Davis Venture Value             Davis Selected Advisers, L.P.
     "Dogs" of Wall Street           SunAmerica Asset Management Corp.
     Emerging Markets                J.P. Morgan Investment Management Inc.
     Equity Index                    SunAmerica Asset Management Corp.
     Equity Opportunities            OppenheimerFunds, Inc.
     Fundamental Growth              Wells Capital Management Incorporated
     Global Bond                     Goldman Sachs Asset Management International
     Global Equities                 J.P. Morgan Investment Management Inc.
     Government and Quality Bond     Wellington Management Company, LLP
     Growth                          Wellington Management Company, LLP
     Growth-Income                   J.P. Morgan Investment Management Inc.
     High-Yield Bond                 PineBridge Investments LLC
     International Diversified       Morgan Stanley Investment Management Inc.
       Equities
     International Growth & Income   Putnam Investment Management, LLC
     Real Estate                     Davis Selected Advisers, L.P.
     Small Company Value             Franklin Advisory Services, LLC
     Telecom Utility                 Massachusetts Financial Services Company
     Total Return Bond               Pacific Investment Management Company LLC





This contract is no longer available for new sales.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.



To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2013. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.


In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
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
GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      5
     Maximum Owner Transaction Expenses....................................      5
     Contract Maintenance Fee..............................................      5
     Separate Account Annual Expenses......................................      5
     Additional Optional Feature Fee.......................................      5
       Optional Income Protector Fee.......................................      5
     Underlying Fund Expenses..............................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      6
THE POLARIS PLUS VARIABLE ANNUITY..........................................      7
PURCHASING A POLARIS PLUS VARIABLE ANNUITY.................................      7
     Allocation of Purchase Payments.......................................      8
     Accumulation Units....................................................      9
     Right to Examine......................................................      9
     Exchange Offers.......................................................     10
     Important Information for Military Servicemembers.....................     10
INVESTMENT OPTIONS.........................................................     10
     Variable Portfolios...................................................     10
       Anchor Series Trust.................................................     10
       SunAmerica Series Trust.............................................     10
     Substitution, Addition or Deletion of Variable Portfolios.............     12
     Fixed Accounts........................................................     12
     Dollar Cost Averaging Fixed Accounts..................................     12
     Dollar Cost Averaging Program.........................................     13
     Transfers During the Accumulation Phase...............................     13
     Automatic Asset Rebalancing Program...................................     15
     Voting Rights.........................................................     16
ACCESS TO YOUR MONEY.......................................................     16
     Withdrawal Restrictions...............................................     16
     Texas Optional Retirement Program.....................................     16
     Systematic Withdrawal Program.........................................     17
     Loans.................................................................     17
     Free Withdrawal Amount................................................     17
     Minimum Contract Value................................................     17
     Qualified Contract Owners.............................................     17
DEATH BENEFIT..............................................................     17
EXPENSES...................................................................     18
     Separate Account Expenses.............................................     18
     Withdrawal Charges....................................................     18
     Exceptions to Withdrawal Charge.......................................     19
     Income Protector Program Fee..........................................     19
     Underlying Fund Expenses..............................................     19
     Transfer Fee..........................................................     20
     Premium Tax...........................................................     20
     Income Taxes..........................................................     20
     Reduction or Elimination of Fees, Expenses and
            Additional Amounts Credited....................................     20
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     20
ANNUITY INCOME OPTIONS.....................................................     21
     Annuity Date..........................................................     21
     Annuity Income Options................................................     22
     Fixed or Variable Annuity Income Payments.............................     22
     Annuity Income Payments...............................................     23
     Transfers During the Income Phase.....................................     23
     Deferment of Payments.................................................     23
     Optional Income Protector Program.....................................     23
TAXES......................................................................     25
     Annuity Contracts in General..........................................     25
     Tax Treatment of Distributions -
            Non-Qualified Contracts........................................     26
     Tax Treatment of Distributions -
            Qualified Contracts............................................     26
     Required Minimum Distributions........................................     27
     Tax Treatment of Death Benefits.......................................     28
     Contracts Owned by a Trust or Corporation.............................     28
     Gifts, Pledges and/or Assignments of a Contract.......................     28
     Diversification and Investor Control..................................     28
OTHER INFORMATION..........................................................     29
     The Distributor.......................................................     29
     The Company...........................................................     29
     The Separate Account..................................................     30
     The General Account...................................................     30
     Financial Statements..................................................     31
     Administration........................................................     31
     Legal Proceedings.....................................................     31
     Registration Statements...............................................     32
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION............................     32
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
  PROGRAM..................................................................    B-1
APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY PRIOR
  TO DECEMBER 29, 2006.....................................................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY
  AND/OR VARIABILITY.......................................................    D-1
APPENDIX E - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO NOVEMBER 24,
  2003.....................................................................    E-1

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                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your Contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your Contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments. For a Contract issued pursuant to IRC Section 403(b), the Participant must be the Annuitant. Under an IRA the owner is always the Annuitant.

ANNUITY DATE - The date on which annuity income payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your Contract during the Income Phase.

BENEFICIARY (IES) - The person(s) you designate to receive any benefits under the Contract if you or in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's Primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"), the insurer that issues this Contract. The term "we," "us" and "our" are also used to identify the issuing Company.

CONTRACT - The variable annuity contract issued by American General Life Insurance Company ("AGL"). This includes any applicable group master contract, certificate and endorsement.

CONTRACTHOLDER - The party named as the Contractholder on the annuity Contract issued by AGL. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

EMPLOYER - The organization specified in the Contract which offers the Plan to its employees.

ERISA - Employee Retirement Income Security Act of 1974 (as amended).

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.


GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.


GOOD ORDER - Fully and accurately completed forms, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when a person has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

IRA - An Individual Retirement Annuity qualified under and issued in accordance with the provisions of Section 408(b) of the IRC.

IRC - The Internal Revenue Code of 1986, as amended, and all regulations thereto.

IRS - The Internal Revenue Service.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PARTICIPANT - An employee or other person affiliated with the Contractholder on whose behalf an account is maintained under the terms of the Contract.

PLAN - A retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds which may or may not be regulated by ERISA.

PURCHASE PAYMENTS - The money you give us to buy the Contract, as well as any additional money you give us to invest in the Contract after you own it.

QUALIFIED (CONTRACT) - A Contract purchased with pretax dollars. These Contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investment and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust.

TSA - A tax sheltered annuity qualified under and issued in accordance with the provisions of Section 403(b) of the IRC.

UNDERLYING FUND - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the Contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

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                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris Plus Variable Annuity is a Contract between you and the Company. It is designed primarily for IRC 403(b) and IRA Contract investments to help you meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the Contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your Contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the Contract. Each year we deduct separate account charges, which equal a maximum of 1.25% annually of the average daily net asset value of your Contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the Contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment, depending on your employment status at the time the Contract is issued. The maximum amount of the withdrawal charge declines over time. After a Purchase Payment has been in the Contract for six complete years, or five complete years if you were separated from service at the time the Contract was issued, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A POLARIS PLUS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract which is payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.


INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.



PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE SPECIFIC INFORMATION.


THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. IF APPLICABLE, STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.(1)


MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES


(as a percentage of each Purchase
  Payment)(2)..............................    6%




TRANSFER FEE.............................................................None(3)


THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE..................................................  None



SEPARATE ACCOUNT ANNUAL EXPENSES

(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

  Mortality and Expense Risk Fee..................           1.10%
  Distribution Expense Fee........................           0.15%
                                                             -----
     Total Separate Account Annual Expenses.......           1.25%




ADDITIONAL OPTIONAL FEATURE FEE

The Income Protector is an optional guaranteed minimum income benefit. You may elect either Income Protector option described below.

OPTIONAL INCOME PROTECTOR FEE
(Calculated as a percentage of your Contract value on the date of your effective enrollment in the program and then each subsequent Contract anniversary, plus Purchase Payments made since the prior Contract anniversary, less proportional withdrawals, and fees and charges applicable to those withdrawals)

OPTION                                   ANNUAL FEE(4)
------                                   -------------
Income Protector Plus.................       0.15%
Income Protector Max..................       0.30%



UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2013)



THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES                            MINIMUM  MAXIMUM
----------------------------        -------  -------
(expenses that are deducted from
Trust assets, including management
fees, other expenses and 12b-1
fees, if applicable)..............   0.52%    1.30%



FOOTNOTES TO THE FEE TABLE:


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX.


(2) Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:..................    1     2     3     4     5     6     7+
Schedule A*...............................................    6%    6%    5%    5%    4%    0%    0%
Schedule B**..............................................    6%    6%    5%    5%    4%    4%    0%



   * This Withdrawal Charge Schedule applies to participants who are separated from service at the time of Contract issue. Please see EXPENSES below.

  ** This Withdrawal Charge Schedule applies to all other participants.

(3) We reserve the right to charge $25 per transfer after the first 15 transfers in any contract year in the future.

(4) The fee is deducted from your Contract value annually.


The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2013. The minimum expense is for an Underlying Fund of SunAmerica Series Trust as of its fiscal year ended January 31, 2013. The Underlying Fund representing the maximum expense has a contractual fee waiver agreement in effect for a period of one year which reduces the management fee. Considering this fee waiver agreement, the maximum expense would be 1.16% for an Underlying Fund of SunAmerica Series Trust.

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--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expense of 1.25%, election of the optional Income Protector Max (0.30%), and investment in the Underlying Fund with total expenses of 1.30%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $888      $1,383     $1,904     $3,176



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $288       $883      $1,504     $3,176





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expense of 1.25%, no optional features are elected and investment in the Underlying Fund with total expenses of 0.52%)


(1) If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $780      $1,057     $1,359     $2,084



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $180       $557       $959      $2,084



EXPLANATION OF EXPENSE EXAMPLES

1. The purpose of the Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. The fee for the Income Protector feature is not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        THE POLARIS PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We issue the Polaris Plus variable annuity to certain groups and/or individuals which qualify to purchase Contracts to fund their Tax Sheltered Annuity ("TSA") pursuant to Section 403(b) of the Internal Revenue Code ("IRC") or IRA retirement savings investments pursuant to Section 408(b) of the IRC. For TSA Contracts, the Contract may be issued to a group Contractholder (usually your employer or plan trustee) for the benefit of the Participants in the group (you and other employees in the group).

As a Participant under a group Contract you will receive a certificate which explains your rights under the Contract. In certain situations an individual Contract will be issued directly to you.

A TSA Polaris Plus participant may choose to convert their 403(b) to an IRA if they separate from service. Generally, all of the same features, charges and benefits will apply to a Contract converted to an IRA, as was applicable to a participant's TSA, so long as no conflict arises with the appropriate provisions of the IRC. We will only specifically address IRAs in this Prospectus to the extent that applicable IRC provisions and/or any other state or federal laws, require different treatment.

Generally, an annuity is a Contract between you and an insurance company. For Plans governed by Employee Retirement Income Security Act of 1974 ("ERISA"), the Contract may be owned by Plan Sponsor, Trustee or some other employee association. Your retirement plan allows you to invest money on which you have not already paid taxes and your earnings grow tax deferred. In addition, funding that Plan with a variable annuity provides certain benefits. You should decide whether the benefits are right for you. Among other features the Contract offers:

     - Investment Options: Various investment options available in one Contract, including both variable and fixed-rate investing.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime if elected, or another available period you select.

We developed this variable annuity to help you contribute to your retirement savings. Your contributions may come from payroll deductions arranged through your employer for TSAs. Contracts may also be funded by direct transfers or direct rollovers from other retirement savings plans. Existing Polaris Plus 403(b) Contracts may be converted to an IRA upon a separation from service. Additionally, those IRA Contract holders may make on-going contributions subject to restrictions set forth in the IRC.

This Contract has two stages, the Accumulation Phase and the Income Phase. Your Contract is in the Accumulation Phase when you make payments into the Contract. During the Accumulation Phase, generally you have the advantage of making Purchase Payments before paying taxes on the contributions. In addition, as a function of IRC provisions, taxes on your earnings are deferred until withdrawal. The Income Phase begins when you request that we start making annuity income payments to you out of the money accumulated in your Contract.

The Contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your Contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the Contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, PLEASE SEE FEE TABLE ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   PURCHASING A POLARIS PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A Purchase Payment is the money you give us to buy a Contract. Any additional money you give us to invest in your Contract after purchase is a subsequent Purchase Payment. You make payments into your Contract in two ways:

     - salary reduction contributions, arranged through your employer; and/or

     - direct transfer or direct rollover from an existing retirement plan.

If you enter into a salary reduction agreement with your employer to make Purchase Payments, there is no minimum initial payment. If you do not establish such a salary reduction agreement, and only contribute through direct transfer or direct rollover, the minimum initial Purchase Payment is $2,000.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

In general, we will not issue a TSA or IRA contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. Upon proof satisfactory to us that minimum distribution requirements are being satisfied or are not yet required, we may issue a contract to anyone under age 81. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance of the contract.

JOINT OWNERSHIP

We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow same-sex partners to marry ("Same-Sex Spouses"). There are also states that require us to issue the contract to non-spousal joint Owners. However, Domestic Partners, Same-Sex Spouses and non-spousal joint Owners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the IRC. Therefore, the ability of Domestic Partners, Same-Sex Spouses and non-spousal joint Owners to fully benefit from certain benefits and features of the contract, such as optional living benefit(s), if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.

ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We will not be bound by any assignment until written notice is processed by us at our Annuity Service Center and you have received confirmation. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment if it changes the risk profile of the owner of the contract, as determined in our sole discretion, if no Insurable Interest exists or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us. You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that is not deemed our agent, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the

Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within five NYSE business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.

Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:

American General Life Insurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

American General Life Insurance Company
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we process your Purchase Payment, as described under ALLOCATION OF PURCHASE PAYMENTS above, if before that day's Market Close, or on the next business day's unit value if we process your Purchase Payment after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.


We determine the value of each Accumulation Unit at the close of the NYSE every business day, by multiplying the Accumulation Unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:



     1. dividing the net asset value per share of the Underlying Fund at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous business day; and



     2. multiplying it by one minus all applicable daily asset based charges.


We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE


You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.


If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable

Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR INFORMATION ABOUT THE FREE LOOK PERIOD IN YOUR STATE.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of AGL.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     ANCHOR SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST - CLASS 1 SHARES

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                      MANAGED BY:                                     TRUST    ASSET CLASS
----------------                      -----------                                     -----    -----------
Aggressive Growth                     Wells Capital Management Incorporated           SAST     STOCK
Alliance Growth                       AllianceBernstein L.P.                          SAST     STOCK
Asset Allocation                      Edge Asset Management, Inc.                     AST      BALANCED
Balanced                              J.P. Morgan Investment Management Inc.          SAST     BALANCED
Capital Appreciation                  Wellington Management Company, LLP              AST      STOCK
Cash Management                       BofA Advisors, LLC                              SAST     CASH
Corporate Bond                        Federated Investment Management Company         SAST     BOND
Davis Venture Value                   Davis Selected Advisers, L.P.                   SAST     STOCK
"Dogs" of Wall Street                 SunAmerica Asset Management Corp.               SAST     STOCK
Emerging Markets                      J.P. Morgan Investment Management Inc.          SAST     STOCK
Equity Index                          SunAmerica Asset Management Corp.               SAST     STOCK
Equity Opportunities                  OppenheimerFunds, Inc.                          SAST     STOCK
Fundamental Growth                    Wells Capital Management Incorporated           SAST     STOCK
Global Bond                           Goldman Sachs Asset Management International    SAST     BOND
Global Equities                       J.P. Morgan Investment Management Inc.          SAST     STOCK
Government and Quality Bond           Wellington Management Company, LLP              AST      BOND
Growth                                Wellington Management Company, LLP              AST      STOCK
Growth-Income                         J.P. Morgan Investment Management Inc.          SAST     STOCK
High-Yield Bond                       PineBridge Investments LLC                      SAST     BOND
International Diversified Equities    Morgan Stanley Investment Management Inc.       SAST     STOCK
International Growth & Income         Putnam Investment Management, LLC               SAST     STOCK
Real Estate                           Davis Selected Advisers, L.P.                   SAST     STOCK
Small Company Value                   Franklin Advisory Services, LLC                 SAST     STOCK
Telecom Utility                       Massachusetts Financial Services Company        SAST     STOCK
Total Return Bond                     Pacific Investment Management Company LLC       SAST     BOND


YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN AN ADDITIONAL COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT (800) 445-7862 OR BY VISITING OUR WEBSITE AT WWW.SUNAMERICA.COM. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

If applicable, your Plan may limit the Underlying Funds available under your Contract.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.


We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.


There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.


There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.


We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial rollover Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. Please note, for administrative reasons, we accumulate all subsequent Purchase Payments made in a given month into a single trade, and apply the fixed rate of interest available at that time. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Fixed Accounts are not available as target accounts for the DCA program. Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target account allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH        ACCUMULATION UNIT VALUE      UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE


Subject to our rules, restrictions and policies described below, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time. If telephone, fax and/or internet access is unavailable, you should make your transfer request in writing by U.S. Mail to our Annuity Service Center.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

All transfer requests in excess of 15 transfers within a rolling 12-month look-back period ("12-Month Rolling Period") must be submitted by United States Postal Service first-class mail ("U.S. Mail"). Once a contract triggers this "Standard U.S. Mail Policy," all transfer requests must be submitted by U.S. Mail for 12 months from the date of the triggering transfer.

For example, if you made a transfer on August 16, 2012 and within the previous twelve months (from August 17, 2011 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2012 must be submitted by U.S. Mail (from August 17, 2012 through August 16,
2013).

We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if applicable, periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if applicable, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default

Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of investment options which had higher returns into investment options which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your Contract in three ways:

     - by receiving annuity income payments during the Income Phase, PLEASE SEE ANNUITY INCOME OPTIONS BELOW; or

     - by taking a loan in accordance with the provisions of your Plan and/or this Contract (TSA only); or

     - subject to the restrictions described below, by making a partial or total withdrawal.

Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes, if applicable.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of Contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account option. Such deferrals are limited to no longer than six months.

We may establish certain minimum withdrawal amounts or require that a minimum amount remain in a Variable Portfolio upon withdrawal. Please contact the Annuity Service Center for additional information. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and each Fixed Account option in which you are invested.

WITHDRAWAL RESTRICTIONS

Withdrawals under Section 403(b) Contracts are subject to the limitations under
Section 403(b)(11) of the IRC and any applicable Plan document. Section 403(b) provides that salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 may only be withdrawn upon (1) death; (2) disability; (3) reaching age 59 1/2; (4) separation from service; or (5) occurrence of a hardship. Amounts accumulated in one Section 403(b)(1) Contract may be transferred to another Section 403(b)(1) Contract or
Section 403(b)(7) custodial account without a penalty under the IRC. Amounts accumulated in a Section 403(b)(7) custodial account and deposited in a Contract will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions. PLEASE SEE TAXES BELOW.

If your Plan is subject to Title I of ERISA, your withdrawal request must be authorized by the Contractholder on your behalf. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of your Contract value which is available for distribution to you.

If your Plan is not subject to Title I of ERISA and you own a TSA, you must certify to AGL that, one of the events listed in the IRC has occurred (and provide supporting information, if requested) and that AGL may rely on such representation in granting such a withdrawal request. The above does not apply to transfers to other Qualified investment alternatives. PLEASE SEE TAXES BELOW. You should consult your tax adviser as well as review the provisions of any applicable Plan before requesting a withdrawal.

In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

Early withdrawals from a TSA or IRA, as defined under Section 72(q) and 72(t) of the IRC, may be subject to 10% penalty tax.

TEXAS OPTIONAL RETIREMENT PROGRAM

If you participate in the Texas Optional Retirement Program ("ORP") you must obtain a certificate of termination from your employer before you can redeem your Contract. We impose this requirement on you because the Texas Attorney General ruled that participants in ORP may redeem their Contract only upon termination of their employment by Texas public institutions of higher education, or upon retirement death or total disability.

SYSTEMATIC WITHDRAWAL PROGRAM

If you elect the Systematic Withdrawal program and the terms of any applicable Plan and/or the IRC allow, then we use money in your Contract to pay your monthly, quarterly, semiannual or annual payments during the Accumulation Phase. Electronic transfer of these funds to your bank account is also available. However, any such payments you elect to receive are subject to all applicable withdrawal charges, market value adjustments, income taxes, tax penalties and other withdrawal restrictions affecting your Contract. The minimum amount of each withdrawal is $50. There must be at least $500 remaining in your Contract at all times. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2 at the time of withdrawal. There is no additional charge for participating in this program.

The program is not available to everyone. Please contact our Annuity Service Center, which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

WITHDRAWAL CHARGES, INCOME TAXES, TAX PENALTIES AND CERTAIN WITHDRAWAL RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE, INCLUDING SYSTEMATIC WITHDRAWALS.

LOANS

If you own a TSA and, if applicable, your Plan permits, you may take a loan from your Contract during the Accumulation Period. You may apply for a loan under the Contract by completing a loan application available from AGL. Loans are secured by a portion of your Contract Value. More information about loans, including interest rates, restrictions, terms of repayment and applicable fees and charges is available in the Certificate, the Endorsement and the Loan Agreement as well as from AGL's Annuity Service Center.

FREE WITHDRAWAL AMOUNT

If your Contract is subject to withdrawal charge schedule A, you may be able to withdraw 15% of your Purchase Payments each Contract year, free of a contractual withdrawal charge. The amount available for free withdrawal each year is reduced by the amount of any Purchase Payment previously withdrawn in that Contract year. However, upon a full surrender of your Contract, any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of surrender (except in the State of Washington).

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase of your Contract, we pay a death benefit to your Beneficiary. The death benefit (unless limited by your Plan) equals the greater of:

     1. Total Purchase Payments reduced by the amount of any loan(s) outstanding plus accrued interest and reduced for withdrawals (and any fees and charges applicable to those withdrawals) in the same proportion that each withdrawal reduced Contract Value on the date of the withdrawal, or;

     2. Contract value.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase your Beneficiary receives any remaining guaranteed annuity income payments (or a portion thereof) in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. Plans subject to Title 1 of ERISA may impose additional restrictions on Beneficiary designation which are discussed in the Beneficiary Designation Form.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the

Annuity Service Center. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

The death benefit must be paid by December 31st of the calendar year containing the fifth anniversary of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin on or before December 31st of the calendar year immediately following the year of your death.

If the Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire death benefit in equal or substantially equal payments over their life or over a period not longer than their life expectancy, commencing at any date prior to the later of:

      (i) December 31st of the calendar year immediately following the calendar year in which the Participant died, and

     (ii) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO NOVEMBER 24, 2003, PLEASE SEE APPENDIX E FOR DETAILS REGARDING THOSE FEATURES.

Payments must begin under the selected annuity income option no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.25% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

We apply a withdrawal charge against each Purchase Payment you contribute to the Contract if you seek withdrawal of that payment prior to the end of a specified period.

If applicable, the withdrawal charge equals a percentage of the Purchase Payment you take out of the Contract. The withdrawal charge percentage may decline over time for each Purchase Payment in the Contract. The applicable withdrawal charge schedule will appear on your Contract Data Page.

SEPARATED FROM SERVICE AT CONTRACT ISSUE
(SCHEDULE A)

-------------------------------------------------------------------------
 YEARS SINCE PURCHASE
 PAYMENT RECEIPT              1       2       3       4       5       6
-------------------------------------------------------------------------
 WITHDRAWAL CHARGE           6%      6%      5%      5%      4%      0%
-------------------------------------------------------------------------


EMPLOYED AT CONTRACT ISSUE
(SCHEDULE B)

---------------------------------------------------------------------------------
 YEARS SINCE PURCHASE
 PAYMENT RECEIPT              1       2       3       4       5       6       7
---------------------------------------------------------------------------------
 WITHDRAWAL CHARGE           6%      6%      5%      5%      4%      4%      0%
---------------------------------------------------------------------------------


You may obtain information as to the withdrawal charge applicable to your Contract by contacting your Plan Sponsor, Employer, financial representative or by consulting your Contract Data page.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your Contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your Contract. If you withdraw all of your Contract value, we deduct any applicable withdrawal charge from the amount withdrawn.

We calculate charges due on a total withdrawal as of the day after we receive your request and your Contract. We return your Contract value less any applicable fees and charges. You will not receive the benefit of any available and prior free withdrawal amounts (applicable only to those subject to withdrawal charge Schedule A) if you make a complete withdrawal of your Contract.

Both the insurance charges and the withdrawal charges may vary by Plan and/or group Contract based on certain objective factors. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.

EXCEPTIONS TO WITHDRAWAL CHARGE

A withdrawal charge is not applicable to withdrawals requested in the following situations:

     - Annuitization (except if under the Income Protector Program), PLEASE SEE ANNUITY INCOME OPTIONS BELOW;

     - Death Benefits, PLEASE SEE DEATH BENEFIT ABOVE;

     - After your 10th Contract anniversary;

     - If you are subject to withdrawal charge Schedule A, 15% of your Purchase Payments each Contract year;

     - Disability occurring after Contract issue;

     - Hardship occurring after Contract issue;

     - After separation from service occurring after Contract issue;

     - loans in accordance with the requirements of ERISA and/or the IRC, the Plan and the Contract; or

     - to avoid Federal Income Tax penalties or satisfy income tax rules applicable to the Contract from which the withdrawal is made.

Additionally, upon conversion to an IRA from an existing Polaris Plus 403(b) Contract, IRA Contractholders will receive credit for time served in their prior Polaris Plus TSA variable annuity investment. This means we will carry over the 403(b) Purchase Payment history with respect to any potential withdrawal charges under the IRA.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

INCOME PROTECTOR PROGRAM FEE

We charge a fee for the Income Protector program, as follows:

--------------------------------------------------------
                              ANNUAL FEE AS A % OF YOUR
           OPTION                INCOME BENEFIT BASE
--------------------------------------------------------
   Income Protector Plus                0.15%
--------------------------------------------------------
    Income Protector Max                0.30%
--------------------------------------------------------


Since the Income Benefit Base is only a calculation and does not provide a Contract value, we deduct the fee from your actual Contract value beginning on the Contract anniversary on which your enrollment in the program becomes effective. If you elect to participate in the Income Protector program at Contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program after Contract issue, we begin deducting the annual fee on the Contract anniversary following election of the Income Protector program. We will deduct this charge from your Contract value on every Contract anniversary up to and including your Income Benefit Date. PLEASE SEE OPTIONAL INCOME PROTECTOR PROGRAM BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.


There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


TRANSFER FEE

We currently permit an unlimited number of transfers between investment options, every year. We reserve the right to limit the number of transfers to 15 per year, in the future, for both new and existing Contractholders. If we do impose such a limit you will be charged $25 for each transfer over that limit. PLEASE SEE INVESTMENT OPTIONS ABOVE.

PREMIUM TAX


Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SunAmerica Capital Services, Inc. ("SACS"), the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.25% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.


We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2012 in the Statement of Additional Information which is available upon request.


We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers, subadvisers and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the adviser's, subadviser's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your Contract to make regular annuity income payments to you. You may switch to the Income Phase any time. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Once you begin receiving annuity income payments, you cannot change your annuity income option. Except as indicated under Option 5, once you begin receiving annuity income payments, you cannot otherwise access your money through withdrawal or surrender.

Generally, for Qualified Contracts, the Annuity Date may be any day after you reach age 59 1/2 but not later than your 75th birthday. However, you may be required to begin taking required minimum distributions by April 1 following the later of, the year in which you turn age 70 1/2 or the calendar year in which you retire. PLEASE SEE TAXES BELOW.

As to TSAs and IRAs, an annuity income payment is generally considered a withdrawal. Therefore, IRC withdrawal restrictions may limit the time at which annuity income payments may begin. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will begin on the Latest Annuity Date. If the Annuity Date is past your 85th birthday, your Contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

ANNUITY INCOME OPTIONS

Currently, this Contract offers five standard annuity income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments will be made in accordance with Option 4 for a period of 10 years. For annuity income payments selected for joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life of the Annuitant and the annuity rates set forth in your Contract. Under a TSA you, as the Participant, are always the Annuitant. Under an IRA you, as the contract owner, must always be the Annuitant. UNDER CERTAIN QUALIFIED CONTRACTS THE ANNUITY INCOME OPTION YOU SELECT MAY NOT EXCEED YOUR LIFE EXPECTANCY.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10, 15 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10, 15 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the

Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.


The value of fixed annuity income payments, if elected, is based on the guaranteed minimum interest rate specified in your contract and will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

OPTIONAL INCOME PROTECTOR PROGRAM

If elected, this program provides a future "safety net" in the event that, when you choose to begin receiving annuity income payments, your contract has not performed within a historically anticipated range. The Income Protector program offers you the ability to receive a guaranteed fixed minimum retirement annuity income upon annuitization. With the Income Protector program you know the level of minimum annuity income that will be available to you if, when you chose to begin the income phase of your Contract, down markets have negatively impacted your contract value. We reserve the right to modify, suspend or terminate the Income Protector program at any time.

The Income Protector program provides two levels of minimum retirement annuity income. The two available options are the Income Protector Plus and Income Protector Max. If you enroll in the Income Protector program, we charge a fee based on the level of protection you select. The amount of the fee and how to enroll are described below. In order to utilize the benefit of the program you must follow the provisions discussed below.

Certain IRC restrictions on annuity income options available to Qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACTHOLDERS below.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED ANNUITY INCOME

We base the amount of minimum annuity income available to you if you take annuity income payments using the Income Protector program upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Income Benefit Base is equal to your contract value. Your participation becomes effective on either the date of issue of the Contract (if elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your Contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is,

          - for the first year of calculation, your contract value on the date your participation in the program became effective, or;

          - for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

     (b) is the sum of all Purchase Payments made into the Contract since the last contract anniversary, and;

     (c) is all withdrawals and applicable fees and charges since the last contract anniversary in an amount proportionate to the amount by which such withdrawals decreased your contract value.

The Income Benefit Base accumulates at one of the following annual growth rates from the date your enrollment becomes effective through your election to begin receiving annuity income under the program:

--------------------------------------------------------
             OPTIONS                    GROWTH RATE*
--------------------------------------------------------
    The Income Protector Plus              3.25%
--------------------------------------------------------
     The Income Protector Max              5.25%
--------------------------------------------------------


* If you elect the Plus or Max feature on a subsequent anniversary, the growth rates may be different.

The growth rates for the Plus or Max features cease on the contract anniversary following the Annuitant's 90th birthday.

ENROLLING IN THE INCOME PROTECTOR PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the option of your choice by completing the Income Protector Election Form available through our Annuity Service Center. You may only elect one of the options, you can not change your election once made, and you can not terminate your enrollment. In order to obtain the benefit of the Income Protector program you may not begin the Income Phase for at least seven years following your enrollment.

STEP-UP OF YOUR INCOME BENEFIT BASE

You may also have the opportunity to "Step-Up" your Income Benefit Base. The Step-Up feature allows you to increase your Income Benefit Base to the amount of your contract value on your contract anniversary. You can only elect to Step-Up within the 30 days before the next Contract anniversary. The seven year waiting period required prior to electing annuity income payments through the Income Protector program is restarted if you step-up your Income Benefit Base.

You must complete the appropriate portion of the Income Protector Election Form to effect a Step-Up.

ELECTING TO RECEIVE ANNUITY INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the seventh or later contract anniversary following the later of,

     - the effective date of your enrollment in the Income Protector program, or

     - the contract anniversary of your most recent Step-Up.

The contract anniversary prior to your election to begin receiving annuity income payments is your Income Benefit Date. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum fixed retirement annuity income. To arrive at the minimum guaranteed fixed retirement annuity income available to you, we apply the annuity rates stated in your Income Protector Endorsement for the annuity income option you select to your final Income Benefit Base.

You then choose if you would like to receive that annuity income annually, quarterly or monthly for the time guaranteed under your selected annuity income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract at the Income Benefit Date, and any applicable premium taxes.

The annuity income options available when using the Income Protector program to receive your retirement annuity income are:

     - Life Annuity with 10 Year Period Certain; or

     - Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin the Income Phase, we will calculate your annual annuity income using both your final Income Benefit Base and your contract value. We will use the same annuity income option for each calculation, however, the annuity factors used to calculate your annuity income under the Income Protector program will be different. You will receive whichever provides a greater stream of annuity income. If you take annuity income payments using the Income Protector program, your annuity income payments will be fixed in amount. You are not required to use the Income Protector program to receive your annuity income payments. The general provisions of your Contract provide other annuity income options. However, we will not refund fees paid for the Income Protector program if you begin taking annuity income payments under the general provisions of your Contract. YOU MAY NEVER NEED TO RELY UPON THE INCOME PROTECTOR PROGRAM, IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NOTE TO QUALIFIED CONTRACTHOLDERS

Qualified Contracts generally require that you select an annuity income option which does not exceed your life expectancy. That restriction may limit the benefit of the Income Protector program. To utilize the Income Protector program, you must take annuity income payments under one of two annuity income options. If those annuity income options exceed your life expectancy you may be prohibited from receiving your guaranteed fixed income under the Income Protector program. If you own a Qualified Contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit. You should consult your tax advisor for information concerning your particular circumstances.

FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

We charge a fee for the Income Protector program, as follows:

--------------------------------------------------------
                                 ANNUAL FEE AS A % OF
           OPTION              YOUR INCOME BENEFIT BASE
--------------------------------------------------------
   Income Protector Plus                0.15%
--------------------------------------------------------
    Income Protector Max                0.30%
--------------------------------------------------------


Since the Income Benefit Base is only a calculation and does not provide a contract value, we deduct the fee from your actual contract value beginning on the contract anniversary on which your enrollment in the program becomes effective.

If you elect to participate in the Income Protector program at Contract issue, we begin deducting the annual fee for the Plus or Max option when your participation becomes effective. If you elect to participate in the Income Protector program at some time after Contract issue, we begin deducting the annual fee on the contract anniversary of or following election. We will deduct this charge from your contract value on every contract anniversary up to and including your Income Benefit Date.

After a Step-Up, the fee for the Income Protector Max or Plus will be based on your Stepped-Up Income Benefit Base, and will be deducted from your contract value beginning on the effective date of the step-up.

The Income Protector program may not be available in your state. Please consult your financial representative for information regarding availability. PLEASE SEE APPENDIX B FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR PROGRAM.

--------------------------------------------------------------------------------
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                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS BASED ON THE INTERNAL REVENUE CODE ("IRC"), TREASURY REGULATIONS AND INTERPRETATIONS EXISTING AS OF THE DATE OF THIS PROSPECTUS AND GENERALLY DOES NOT ADDRESS STATE OR LOCAL TAXATION ISSUES OR QUESTIONS. DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.


ANNUITY CONTRACTS IN GENERAL


The IRC provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investment arrangements that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under an employer-sponsored retirement plan, or an Individual Retirement Account or Annuity ("IRA"), your contract is referred to as a Non-Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your Non-Qualified contract.



If you purchase your contract under a qualified employer-sponsored retirement plan or an IRA, your contract is referred to as a Qualified contract.



Examples of qualified plans or arrangements are: traditional (pre-tax) IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) deferred compensation plans. Typically, for employer plans and tax deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


AGGREGATION OF CONTRACTS

Federal tax rules generally require that all Non-Qualified contracts issued after October 21, 1988 by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS


If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:



     - after attaining age 59 1/2;



     - when paid to your Beneficiary after you die;



     - after you become disabled (as defined in the IRC);



     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;



     - under an immediate annuity contract;



     - when attributable to Purchase Payments made prior to August 14, 1982.



On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see Contracts Owned by a Trust or Corporation). This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.



A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a "1035 exchange").


TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan.



The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:



     - after attainment of age 59 1/2;



     - when paid to your Beneficiary after you die;



     - after you become disabled (as defined in the IRC);



     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;



     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);



     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);



     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);



     - for payment of health insurance if you are unemployed and meet certain requirements;



     - distributions from IRAs for qualifying higher education expenses or first home purchases;



     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;



     - payments to certain reservists called up for active duty after September 11, 2001; and



     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA) contract. Generally, withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer;
(3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.



Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.



Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.



On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) contracts. You may wish to discuss the new regulations and/or the general information above with your tax adviser.



Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.



If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or separate from service, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.



If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information. You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and/or living benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS


The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.



Enhanced death benefits are used as investment protection and are not expected to rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2, unless another exception applies.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation or other owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.



Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT


If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.



The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.


DIVERSIFICATION AND INVESTOR CONTROL


The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable

Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.


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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.



The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.



Until we update all the forms to reflect the SunAmerica Annuity merger into AGL, we may provide you with forms, statements or reports that still reflect SunAmerica Annuity as the issuer. You may also contact AGL at its Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number:
(800) 445-7862.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.


AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.



Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.



The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the

U.S. Securities and Exchange Commission ("SEC") at www.sec.gov. For information on how to locate these documents, SEE FINANCIAL STATEMENTS, BELOW.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Seven was a separate account of SunAmerica Annuity, originally established under Arizona law on August 28, 1998. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Seven was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX C FOR MORE INFORMATION.

FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.

THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix C for more information.

INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account, Guarantor, if applicable, and AIG are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:


By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS


The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7.0 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.



In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company

(which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.



In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.



There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries.



As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.


Separate Account and the Company

General Account

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS                  4/30/03    4/30/04    4/30/05    4/30/06    4/30/07    4/30/08
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     13.067     10.587     12.923     14.167     17.412     19.606
                             (b) $      5.079      4.131      5.063      5.573      6.877      7.774
  Ending AUV...............  (a) $     10.587     12.923     14.167     17.412     19.606     15.857
                             (b) $      4.131      5.063      5.573      6.877      7.774      6.313
  Ending Number of AUs.....  (a)      812,929    790,356    693,354    535,535    437,327    363,501
                             (b)          288        310         22         12         12         12
----------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     28.657     24.004     26.836     27.116     34.464     35.163
                             (b) $      5.666      4.756      5.349      5.426      6.924      7.093
  Ending AUV...............  (a) $     24.004     26.836     27.116     34.464     35.163     34.958
                             (b) $      4.765      5.349      5.426      6.924      7.093      7.080
  Ending Number of AUs.....  (a)    2,424,504  2,306,310  1,847,707  1,400,581  1,082,445    873,281
                             (b)        1,984      2,006      2,006      1,916      1,916      1,916
----------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 9/19/05)
  Beginning AUV............  (a) $     18.333     17.703     20.967     22.195     24.400     26.984
                             (b) $        N/A        N/A        N/A     13.223     13.939     15.437
  Ending AUV...............  (a) $     17.703     20.967     22.195     24.400     26.984     26.899
                             (b) $        N/A        N/A        N/A     13.939     15.437     15.390
  Ending Number of AUs.....  (a)      571,196    662,512    566,460    480,138    417,975    364,188
                             (b)                                             7         22         22
----------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     14.298     12.956     14.239     14.670     15.657     17.453
                             (b) $      7.063      6.426      7.091      7.335      7.860      8.796
  Ending AUV...............  (a) $     12.956     14.239     14.670     15.657     17.453     16.708
                             (b) $      6.426      7.091      7.335      7.860      8.796      8.454
  Ending Number of AUs.....  (a)    4,022,365  3,723,491  2,949,416  2,192,601  1,710,123  1,424,818
                             (b)          837        837        630        630        630        524
----------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     31.686     27.782     34.031     34.158     43.027     47.003
                             (b) $      7.295      6.422      7.899      7.960     10.067     11.041
  Ending AUV...............  (a) $     27.782     34.031     34.158     43.027     47.003     50.969
                             (b) $      6.422      7.899      7.960     10.067     11.041     12.021
  Ending Number of AUs.....  (a)      872,982    849,975    718,778    552,955    457,173    398,515
                             (b)        2,897      2,025      1,009      1,009      1,009        926
----------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 1/26/01)
  Beginning AUV............  (a) $     13.185     13.171     13.080     13.092     13.373     13.858
                             (b) $     10.505     10.536     10.505     10.557     10.827     11.265
  Ending AUV...............  (a) $     13.171     13.080     13.092     13.373     13.858     14.162
                             (b) $     10.536     10.505     10.557     10.827     11.265     11.558
  Ending Number of AUs.....  (a)    1,553,588  1,210,503  1,115,235    734,314    728,402    700,672
                             (b)        3,497      3,497      3,497          0         30         30
----------------------------------------------------------------------------------------------------

                                      FISCAL    FISCAL             FISCAL    FISCAL
                                       YEAR      YEAR   8 MONTHS    YEAR      YEAR
                                      ENDED     ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS                  4/30/09   4/30/10  12/31/10  12/31/11  12/31/12
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     15.857    8.598    12.762    13.714    13.275
                             (b) $      6.313    3.437     5.122     5.518     5.363
  Ending AUV...............  (a) $      8.598   12.762    13.714    13.275    15.237
                             (b) $      3.437    5.122     5.518     5.363     6.180
  Ending Number of AUs.....  (a)      300,673  277,689   263,970   240,000   212,053
                             (b)           12       12        12        12        12
------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     34.958   23.916    32.067    34.008    32.813
                             (b) $      7.080    4.863     6.547     6.961     6.744
  Ending AUV...............  (a) $     23.916   32.067    34.008    32.813    37.783
                             (b) $      4.863    6.547     6.961     6.744     7.796
  Ending Number of AUs.....  (a)      722,991  667,171   607,397   530,178   475,113
                             (b)        1,916    1,867     1,867     1,867     1,180
------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 9/19/05)
  Beginning AUV............  (a) $     26.899   20.967    26.771    28.566    28.473
                             (b) $     15.390   12.003    15.343    16.414    16.420
  Ending AUV...............  (a) $     20.967   26.771    28.566    28.473    31.477
                             (b) $     12.003   15.343    16.414    16.420    18.218
  Ending Number of AUs.....  (a)      290,132  256,963   240,440   212,131   179,463
                             (b)           22       22        22        22        22
------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     16.708   12.818    16.415    17.264    17.438
                             (b) $      8.454    6.512     8.373     8.830     8.954
  Ending AUV...............  (a) $     12.818   16.415    17.264    17.438    19.482
                             (b) $      6.512    8.373     8.830     8.954    10.044
  Ending Number of AUs.....  (a)    1,080,942  961,958   878,526   760,988   693,200
                             (b)          524      524       524       524       524
------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV............  (a) $     50.969   33.199    47.916    54.119    49.680
                             (b) $     12.021    7.861    11.392    12.901    11.890
  Ending AUV...............  (a) $     33.199   47.916    54.119    49.680    60.786
                             (b) $      7.861   11.392    12.901    11.890    14.607
  Ending Number of AUs.....  (a)      320,932  289,313   270,056   244,867   209,288
                             (b)          926      926       926       926       450
------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 1/26/01)
  Beginning AUV............  (a) $     14.162   14.073    13.888    13.750    13.542
                             (b) $     11.558   11.531    11.425    11.342    11.215
  Ending AUV...............  (a) $     14.073   13.888    13.750    13.542    13.341
                             (b) $     11.531   11.425    11.342    11.215    11.093
  Ending Number of AUs.....  (a)      539,768  416,237   367,410   336,087   297,144
                             (b)           30       30        30        30        30
------------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS                 4/30/03    4/30/04    4/30/05    4/30/06    4/30/07    4/30/08
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 4/6/01)
  Beginning AUV...........  (a) $     14.359     15.637     16.594     17.235     17.476     18.754
                            (b) $     10.517        N/A        N/A     12.777     13.007     14.014
  Ending AUV..............  (a) $     15.637     16.594     17.235     17.476     18.754     19.340
                            (b) $        N/A        N/A        N/A     13.007     14.014     14.510
  Ending Number of AUs....  (a)      679,219    634,989    500,897    368,666    299,842    264,197
                            (b)          N/A        N/A        N/A          0          0          0
---------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV...........  (a) $     25.682     22.336     29.081     31.579     36.641     41.733
                            (b) $      9.019      7.875     10.294     11.223     13.074     14.951
  Ending AUV..............  (a) $     22.336     29.081     31.579     36.641     41.733     40.096
                            (b) $      7.875     10.294     11.223     13.074     14.951     14.422
  Ending Number of AUs....  (a)      837,110    860,682    736,735    611,559    640,930    513,330
                            (b)        1,413      1,375      1,204      1,168      1,168        952
---------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/15/04)
  Beginning AUV...........  (a) $     10.177      8.758     10.912     11.108     11.749     13.680
                            (b) $        N/A     11.646     11.804     12.064     12.811     14.977
  Ending AUV..............  (a) $      8.758     10.912     11.108     11.749     13.680     12.748
                            (b) $        N/A     11.804     12.064     12.811     14.977     14.024
  Ending Number of AUs....  (a)      647,923    609,287    496,507    377,380    301,715    247,179
                            (b)          N/A          8          8          4          4          4
---------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 10/24/00)
  Beginning AUV...........  (a) $      7.366      6.102      9.107     11.202     18.302     21.277
                            (b) $     10.010        N/A        N/A     15.408     25.275     29.501
  Ending AUV..............  (a) $      6.102      9.107     11.202     18.302     21.277     25.638
                            (b) $        N/A        N/A        N/A     25.275     29.501     35.690
  Ending Number of AUs....  (a)      518,892    680,531    544,013    595,058    466,456    439,706
                            (b)          N/A        N/A        N/A          0          0          0
---------------------------------------------------------------------------------------------------

EQUITY INDEX - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV...........  (a) $      7.965      6.794      8.190      8.555      9.708     10.984
                            (b) $      7.203        N/A        N/A      7.831      8.921     10.134
  Ending AUV..............  (a) $      6.794      8.190      8.555      9.708     10.984     10.293
                            (b) $        N/A        N/A        N/A      8.921     10.134      9.536
  Ending Number of AUs....  (a)    5,344,702  5,140,659  4,114,983  3,059,876  2,345,019  1,882,083
                            (b)          N/A        N/A        N/A          0          0          0
---------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) N/A)
  Beginning AUV...........  (a) $     15.940     13.207     16.286     17.263     19.241     21.474
                            (b) $        N/A        N/A        N/A          0          0          0
  Ending AUV..............  (a) $     13.207     16.286     17.263     19.241     21.474     19.756
                            (b) $        N/A        N/A        N/A          0          0          0
  Ending Number of AUs....  (a)      463,108    428,881    329,288    225,546    175,835    144,341
                            (b)          N/A        N/A        N/A          0          0          0
---------------------------------------------------------------------------------------------------

                                     FISCAL     FISCAL                FISCAL    FISCAL
                                      YEAR       YEAR     8 MONTHS     YEAR      YEAR
                                     ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS                 4/30/09    4/30/10    12/31/10   12/31/11  12/31/12
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

CORPORATE BOND - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 4/6/01)
  Beginning AUV...........  (a) $     19.340     18.660     23.636     24.669    25.925
                            (b) $     14.510     14.056     17.877     18.707    19.739
  Ending AUV..............  (a) $     18.660     23.636     24.669     25.925    28.525
                            (b) $     14.056     17.877     18.707     19.739    21.805
  Ending Number of AUs....  (a)      212,736    201,210    194,282    169,566   152,274
                            (b)            0          0          0          0         0
---------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV...........  (a) $     40.096     25.481     34.970     37.103    35.092
                            (b) $     14.422      9.202     12.680     13.489    12.809
  Ending AUV..............  (a) $     25.481     34.970     37.103     35.092    39.062
                            (b) $      9.202     12.680     13.489     12.809    14.316
  Ending Number of AUs....  (a)      410,122    370,936    341,410    291,549   245,322
                            (b)          952        952        952        952       560
---------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/15/04)
  Beginning AUV...........  (a) $     12.748      8.704     11.924     12.809    14.255
                            (b) $     14.024      9.642     13.303     14.366    16.097
  Ending AUV..............  (a) $      8.704     11.924     12.809     14.255    16.023
                            (b) $      9.642     13.303     14.366     16.097    18.238
  Ending Number of AUs....  (a)      204,780    177,753    165,676    158,911   133,131
                            (b)            4          4          4          4         4
---------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 10/24/00)
  Beginning AUV...........  (a) $     25.638     13.652     20.801     23.996    17.516
                            (b) $     35.690     19.081     29.190     33.762    24.744
  Ending AUV..............  (a) $     13.652     20.801     23.996     17.516    20.541
                            (b) $     19.081     29.190     33.762     24.744    29.134
  Ending Number of AUs....  (a)      364,153    341,570    300,171    244,751   209,847
                            (b)            0          0          0          0         0
---------------------------------------------------------------------------------------

EQUITY INDEX - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV...........  (a) $     10.293      6.560      8.950      9.513     9.542
                            (b) $      9.536      6.101      8.359      8.907     8.970
  Ending AUV..............  (a) $      6.560      8.950      9.513      9.542    10.841
                            (b) $      6.101      8.359      8.907      8.970    10.233
  Ending Number of AUs....  (a)    1,426,489  1,249,940  1,144,865  1,008,160   870,415
                            (b)            0          0          0          0         0
---------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) N/A)
  Beginning AUV...........  (a) $     19.756     13.388     17.713     19.296    19.036
                            (b) $          0          0          0          0         0
  Ending AUV..............  (a) $     13.388     17.713     19.296     19.036    21.967
                            (b) $          0          0          0          0         0
  Ending Number of AUs....  (a)      128,495    120,947    105,232     91,230    71,673
                            (b)            0          0          0          0         0
---------------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                       FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                                        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
VARIABLE PORTFOLIOS                   4/30/03    4/30/04    4/30/05    4/30/06    4/30/07    4/30/08
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $     17.538     14.568     16.767     16.392     19.012     19.834
                              (b) $      6.057      5.051      5.835      5.728      6.668      6.982
  Ending AUV................  (a) $     14.568     16.767     16.392     19.012     19.834     21.141
                              (b) $      5.051      5.835      5.728      6.668      6.982      7.464
  Ending Number of AUs......  (a)    1,601,326  1,418,311  1,116,207    812,915    621,898    501,902
                              (b)          174        174        174        189        174        174
-----------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $     15.801     16.849     16.975     17.683     18.119     18.629
                              (b) $     10.763        N/A        N/A     12.171     12.483     12.832
  Ending AUV................  (a) $     16.849     16.975     17.683     18.119     18.629     21.158
                              (b) $        N/A        N/A        N/A     12.483     12.832     14.597
  Ending Number of AUs......  (a)      476,778    424,680    337,148    257,706    212,271    209,814
                              (b)          N/A        N/A        N/A         24         24         24
-----------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 12/11/00)
  Beginning AUV.............  (a) $     16.270     13.156     15.834     16.714     22.433     26.137
                              (b) $      7.089      5.753      6.938      7.359      9.911     11.595
  Ending AUV................  (a) $     13.156     15.834     16.714     22.433     26.137     25.181
                              (b) $      5.753      6.938        N/A      9.911     11.595     11.214
  Ending Number of AUs......  (a)      550,495    522,178    430,108    351,150    311,898    260,212
                              (b)          212        212        N/A          0          0          0
-----------------------------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 2/8/01)
  Beginning AUV.............  (a) $     15.704     16.834     16.804     17.353     17.180     18.078
                              (b) $     11.384     12.253     12.280     12.732     12.656     13.371
  Ending AUV................  (a) $     16.834     16.804     17.353     17.180     18.078     18.940
                              (b) $     12.253     12.280     12.732     12.656     13.371     14.064
  Ending Number of AUs......  (a)    3,259,053  2,682,883  1,995,979  1,474,874  1,180,632  1,011,087
                              (b)          326        175        132        132        132         77
-----------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $     25,649     21.660     26.870     28.327     33.323     37.311
                              (b) $      7.729      6.553      8.163      8.640     10.204     11.471
  Ending AUV................  (a) $     21.660     26.870     28.327     33.323     37.311     36.496
                              (b) $      6.553      8.163      8.640     10.204     11.471     11.266
  Ending Number of AUs......  (a)      767,232    743,102    606,500    475,482    388,417    352,337
                              (b)        1,707      1,707      1,317      1,256      1,256        973
-----------------------------------------------------------------------------------------------------

GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $     25.714     22.086     26.313     26.725     31.224     33.998
                              (b) $      7.431      6.407      7.659      7.809      9.160     10.014
  Ending AUV................  (a) $     22.086     26.313     26.725     31.224     33.998     32.221
                              (b) $      6.407      7.659      7.809      9.160     10.014      9.529
  Ending Number of AUs......  (a)    2,202,766  2,102,000  1,686,135  1,259,880    972,775    820,352
                              (b)          647        663        262        190        190        190
-----------------------------------------------------------------------------------------------------

                                      FISCAL   FISCAL             FISCAL    FISCAL
                                       YEAR     YEAR   8 MONTHS    YEAR      YEAR
                                      ENDED    ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS                  4/30/09  4/30/10  12/31/10  12/31/11  12/31/12
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $   21.141   12.533    16.754    18.671    17.429
                              (b) $    7.464    4.434     5.942     6.644     6.235
  Ending AUV................  (a) $   12.533   16.754    18.671    17.429    19.994
                              (b) $    4.434    5.942     6.644     6.235     7.188
  Ending Number of AUs......  (a)    418,735  384,500   354,187   308,274   276,634
                              (b)        174       87        87        87         0
-----------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $   21.158   20.179    22.354    23.524    24.568
                              (b) $   14.597   13.962    15.504    16.349    17.137
  Ending AUV................  (a) $   20.179   22.354    23.524    24.568    25.205
                              (b) $   13.962   15.504    16.349    17.137    17.671
  Ending Number of AUs......  (a)    166,388  152,370   138,773   121,501   106,063
                              (b)         24       24        24        24        24
-----------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 12/11/00)
  Beginning AUV.............  (a) $   25.181   14.680    20.153    21.893    19.376
                              (b) $   11.214    6.572     9.078     9.912     8.832
  Ending AUV................  (a) $   14.680   20.153    21.893    19.376    22.367
                              (b) $    6.572    9.078     9.912     8.832    10.270
  Ending Number of AUs......  (a)    211,805  192,113   174,547   150,187   134,335
                              (b)          0        0         0         0         0
-----------------------------------------------------------------------------------

GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 2/8/01)
  Beginning AUV.............  (a) $   18.940   19.374    20.257    20.586    21.772
                              (b) $   14.064   14.444    15.164    15.451    16.406
  Ending AUV................  (a) $   19.374   20.257    20.586    21.772    22.316
                              (b) $   14.444   15.164    15.451    16.406    16.884
  Ending Number of AUs......  (a)    844,486  712,133   631,123   538,912   465,006
                              (b)         77       77        77        77         0
-----------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $   36.496   23.277    32.634    34.568    32.004
                              (b) $   11.266    7.214    10.154    10.785    10.025
  Ending AUV................  (a) $   23.277   32.634    34.568    32.004    36.020
                              (b) $    7.214   10.154    10.785    10.025    11.328
  Ending Number of AUs......  (a)    292,549  258,931   230,496   191,187   166,297
                              (b)        973      973       973       973       973
-----------------------------------------------------------------------------------

GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV.............  (a) $   32.221   20.107    26.314    27.890    29.841
                              (b) $    9.529    5.964     7.823     8.313     8.934
  Ending AUV................  (a) $   20.107   26.314    27.890    29.841    33.521
                              (b) $    5.964    7.823     8.313     8.934    10.118
  Ending Number of AUs......  (a)    645,017  582,402   522,215   437,644   390,527
                              (b)        190      150       150       150       150
-----------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                            FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                             YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                            ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
VARIABLE PORTFOLIOS                        4/30/03  4/30/04  4/30/05  4/30/06  4/30/07  4/30/08
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV...................  (a) $   12.745   13.073   15.445   17.310   19.922   22.094
                                    (b) $    9.049      N/A      N/A   12.453   14.361   15.950
  Ending AUV......................  (a) $   13.073   15.445   17.310   19.922   22.094   21.247
                                    (b) $      N/A      N/A      N/A   14.361   15.950   15.363
  Ending Number of AUs............  (a)    352,067  340,552  272,262  201,721  188,501  146,590
                                    (b)        N/A      N/A      N/A       22       21       21
-----------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/4/04)
  Beginning AUV...................  (a) $   10.238    7.134    9.425   10.452   13.929   16.019
                                    (b) $      N/A      N/A   10.295   11.072   14.799   17.080
  Ending AUV......................  (a) $    7.134    9.425   10.452   13.929   16.019   16.414
                                    (b) $      N/A      N/A   11.072   14.799   17.080   17.547
  Ending Number of AUs............  (a)    378,565  390,108  341,679  317,227  276,894  263,148
                                    (b)        N/A      N/A       44       44       44       44
-----------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/24/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   11.010    8.580   11.670   13.105   17.683   20.692
                                    (b) $    7.631    5.970    8.153    9.192   12.453   14.630
  Ending AUV......................  (a) $    8.580   11.670   13.105   17.683   20.692   19.595
                                    (b) $    5.970    8.153    9.192   12.453   14.630   13.910
  Ending Number of AUs............  (a)    576,640  583,393  551,102  501,721  496,563  437,413
                                    (b)        668      750      750      722      712      712
-----------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   12.265   12.697   15.878   20.848   26.911   33.682
                                    (b) $   12.434   12.984   16.353   21.570   27.913   35.000
  Ending AUV......................  (a) $   12.697   15.878   20.848   26.911   33.682   27.985
                                    (b) $      N/A   16.353   21.570   27.913   35.000   29.088
  Ending Number of AUs............  (a)    322,682  341,188  319,242  265,567  250,482  145,959
                                    (b)        N/A        8        8       16       15       15
-----------------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 2/8/01)
  Beginning AUV...................  (a) $   16.627   13.176   17.750   20.462   27.190   29.133
                                    (b) $   11.574    9.207   12.453   14.413   19.229   20.687
  Ending AUV......................  (a) $   13.176   17.750   20.462   27.190   29.133   25.175
                                    (b) $    9.207   12.453   14.413   19.229   20.687   17.949
  Ending Number of AUs............  (a)    457,922  494,691  456,434  384,054  340,500  246,769
                                    (b)        403      427      427      416      416      362
-----------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   10.772    8.861   10.157   11.746   12.980   16.747
                                    (b) $      N/A    6.353    7.375    8.589    9.555   12.388
  Ending AUV......................  (a) $    8.861   10.157   11.746   12.980   16.747   17.971
                                    (b) $      N/A    7.375    8.589    9.555   12.388   13.321
  Ending Number of AUs............  (a)    358,152  330,953  276,507  208,914  175,767  154,479
                                    (b)        N/A       15       59       20       52       52
-----------------------------------------------------------------------------------------------

                                            FISCAL   FISCAL             FISCAL    FISCAL
                                             YEAR     YEAR   8 MONTHS    YEAR      YEAR
                                            ENDED    ENDED     ENDED     ENDED    ENDED
VARIABLE PORTFOLIOS                        4/30/09  4/30/10  12/31/10  12/31/11  4/30/12
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 1/19/01)
  Beginning AUV...................  (a) $   21.247   15.780    21.548    22.924   23.608
                                    (b) $   15.363   11.426    15.625    16.655   17.187
  Ending AUV......................  (a) $   15.780   21.548    22.924    23.608   27.275
                                    (b) $   11.426   15.625    16.655    17.187   19.971
  Ending Number of AUs............  (a)    125,934  119,326   116,270   111,602  103,998
                                    (b)         21       21        21        21       21
----------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/4/04)
  Beginning AUV...................  (a) $   16.414    9.452    12.640    13.851   11.681
                                    (b) $   17.547   10.131    13.610    14.950   12.625
  Ending AUV......................  (a) $    9.452   12.640    13.851    11.681   13.537
                                    (b) $   10.131   13.610    14.950    12.625   14.744
  Ending Number of AUs............  (a)    218,854  199,036   179,552   151,511  124,717
                                    (b)         44       44        44        44       44
----------------------------------------------------------------------------------------

INTERNATIONAL GROWTH & INCOME - SAST Class 1 Shares
(Inception Date - (a) 3/24/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   19.595   10.112    13.617    14.572   12.406
                                    (b) $   13.910    7.207     9.744    10.455    8.937
  Ending AUV......................  (a) $   10.112   13.617    14.572    12.406   14.860
                                    (b) $    7.207    9.744    10.455     8.937   10.747
  Ending Number of AUs............  (a)    345,299  300,805   260,209   220,559  191,547
                                    (b)        712      712       712       712      361
----------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   27.985   14.083    21.887    22.932   24.492
                                    (b) $   29.088   14.694    22.894    24.037   25.767
  Ending AUV......................  (a) $   14.083   21.887    22.932    24.492   28.356
                                    (b) $   14.694   22.894    24.037    25.767   29.957
  Ending Number of AUs............  (a)    109,677   95,920    94,506    80,929   70,623
                                    (b)         15       15        15        15       15
----------------------------------------------------------------------------------------

SMALL COMPANY VALUE - SAST Class 1 Shares
(Inception Date - (a) 3/23/99 (b) 2/8/01)
  Beginning AUV...................  (a) $   25.175   17.076    25.551    27.296   26.087
                                    (b) $   17.949   12.227    18.364    19.667   18.867
  Ending AUV......................  (a) $   17.076   25.551    27.296    26.087   30.366
                                    (b) $   12.227   18.364    19.667    18.867   22.043
  Ending Number of AUs............  (a)    196,153  196,093   199,740   140,852  118,130
                                    (b)        362      362       362       362       13
----------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - (a) 3/19/99 (b) 10/24/00)
  Beginning AUV...................  (a) $   17.971   11.181    15.033    16.747   17.576
                                    (b) $   13.321    8.318    11.228    12.549   13.209
  Ending AUV......................  (a) $   11.181   15.033    16.747    17.576   19.696
                                    (b) $    8.318   11.228    12.549    13.209   14.924
  Ending Number of AUs............  (a)    123,614  106,073   100,462    91,771   81,272
                                    (b)         52       52        52        52       52
----------------------------------------------------------------------------------------






                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                           FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                            YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                           ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
VARIABLE PORTFOLIOS                       4/30/03  4/30/04  4/30/05  4/30/06  4/30/07  4/30/08
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) N/A)
  Beginning AUV..................  (a) $   14.685   15.732   17.303   18.735   20.622   22.587
                                   (b) $      N/A      N/A      N/A        0        0        0
  Ending AUV.....................  (a) $   15.732   17.303   18.735   20.622   22.587   22.972
                                   (b) $      N/A      N/A      N/A        0        0        0
  Ending Number of AUs...........  (a)    115,713  118,994   94,361   78,790   69,724   60,654
                                   (b)        N/A      N/A      N/A        0        0        0
----------------------------------------------------------------------------------------------

                                    FISCAL   FISCAL             FISCAL    FISCAL
                                     YEAR     YEAR   8 MONTHS    YEAR      YEAR
                                    ENDED    ENDED     ENDED     ENDED     ENDED
VARIABLE PORTFOLIOS                4/30/09  4/30/10  12/31/10  12/31/11  12/31/12
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(Inception Date - (a) 3/31/99 (b) N/A)
  Beginning AUV..................   22.972   24.381   26.760    27.385    28.767
                                         0        0        0         0         0
  Ending AUV.....................   24.381   26.760   27.385    28.767    30.476
                                         0        0        0         0         0
  Ending Number of AUs...........   72,809   75,127   84,900    80,320    66,193
                                         0        0        0         0         0
---------------------------------------------------------------------------------





                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 (a) Reflecting 1.25% Separate Account expenses.
                 (b) Reflecting 0.85% Separate Account expenses.

                 Effective December 31, 2010, the Separate Account has changed its fiscal year end from April 30 to December 31.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX B - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                     PROGRAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table assumes a $100,000 initial investment in a Qualified contract with no additional premiums, no withdrawals, no step-ups, no premium taxes, current growth rates, and election of the optional Income Protector program at contract issue.


-------------------------------------------------------------------------------
                          INCOME       ANNUAL INCOME IF YOU ANNUITIZE ON THE
                         PROTECTOR       FOLLOWING CONTRACT ANNIVERSARIES:
IF AT ISSUE YOU ARE       OPTION     1 - 6      7        10       15       20
-------------------------------------------------------------------------------
Male or Female             Plus      5,500     6,379    8,275   10,931   10,931
Age 45*                     Max      6,290     7,728   11,035   16,044   16,044
-------------------------------------------------------------------------------
Joint Spousal Owners       Plus      4,884     5,603    7,119    9,164    7,164
Age 45                      Max      5,586     6,788    9,493   13,451   13,451
-------------------------------------------------------------------------------



 * Life Annuity with 10-year Period Certain

** Joint and 100% Survivor Annuity with 20-Year Period Certain

This table assumes a $100,000 initial investment in a Non-Qualified contract with no additional premiums, no withdrawals, no step-ups, no premium taxes, current growth rates, and election of the optional Income Protector program at contract issue.


-------------------------------------------------------------------------------
                          INCOME       ANNUAL INCOME IF YOU ANNUITIZE ON THE
                         PROTECTOR       FOLLOWING CONTRACT ANNIVERSARIES:
IF AT ISSUE YOU ARE       OPTION     1 - 6      7        10       15       20
-------------------------------------------------------------------------------
Male                       Plus      5,744     6,683    8,717   11,571   11,571
Age 45*                     Max      6,569     8,096   11,624   16,982   16,982
-------------------------------------------------------------------------------
Female                     Plus      5,256     6,075    7,833   10,292   10,292
Age 45*                     Max      6,011     7,360   10,446   15,106   15,106
-------------------------------------------------------------------------------



 * Life Annuity with 10-year Period Certain

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      APPENDIX C - THE GUARANTEE FOR CONTRACTS ISSUED BY SUNAMERICA ANNUITY
                           PRIOR TO DECEMBER 29, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS

The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts based on contract
                            value when you begin the Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase. For any amount in excess
                            of $500,000 in the contract, we deduct
                            front-end premium tax charges of 0% for
                            Qualified contracts and 0.08% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts based on
                            contract value when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts based on total
                            Purchase Payments when you begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Oregon
                            incur a $25 fee.
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Texas
                            incur a $10 fee.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO NOVEMBER 24, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTION IF YOUR CONTRACT WAS ISSUED BEFORE NOVEMBER 24, 2003:

If you should die during the Accumulation Phase of your contract, We pay a death benefit to your Beneficiary.

The death benefit (unless limited by your Plan) is the greatest of:

     1. Total Purchase Payments minus total withdrawals and loans (and any fees and charges applicable to those withdrawals and/or loans) at the time We receive satisfactory proof of death; or

     2. Contract Value at the time We receive satisfactory proof of death and all required paperwork.

     We do not pay a death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments (or a portion thereof) in accordance with the income option you selected.

  Please forward a copy (without charge) of the Polaris Plus Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------




  Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

                       STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN




                         Polaris Plus Variable Annuity





This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2013 relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570

                                  May 1, 2013

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Separate Account and the Company.........................................     3

General Account..........................................................     4

Performance Data.........................................................     5

Annuity Income Payments..................................................     8

Annuity Unit Values......................................................     9

Taxes....................................................................    13

Broker-Dealer Firms Receiving Revenue Sharing Payments...................    23

Distribution of Contracts................................................    24

Financial Statements.....................................................    24


                        SEPARATE ACCOUNT AND THE COMPANY

     American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

     On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Polaris Plus contracts were issued by SunAmerica Annuity in all states except New York.

     Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

     The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

        The Separate Account is divided into Variable Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                        AMERICAN HOME ASSURANCE COMPANY

        All references in this Statement of Additional Information to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

                                 GENERAL ACCOUNT

        The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). Assets supporting amounts allocated to fixed investment options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                PERFORMANCE DATA

     From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

     We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.

     The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

     For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

        Performance data for the various Portfolios are computed in the manner described below.


                           CASH MANAGEMENT PORTFOLIO

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

               Base Period Return = (EV-SV)/(SV)

        where:

              SV = value of one Accumulation Unit at the start of a 7 day period

              EV = value of one Accumulation Unit at the end of the 7 day period


        The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                          365/7
               Effective Yield = [(Base Period Return + 1)      - 1]

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments.

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in the value of your investment.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account other than the Cash Management Portfolio also compute their performance data as "total return."


Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

               P(1+T)n = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        These rates of return do not reflect election of any optional features. The rates of return would be lower if the optional features were included in the calculations. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

        The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

        For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.

        For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.

ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

        If contract holders elect to begin annuity income payments using the Income Protector program, the income benefit base is determined as described in the prospectus. The initial annuity income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector program, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

        The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. The amount of the second and each subsequent annuity income payment is the same as that determined above for the first monthly annuity income payment.


                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable income payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable income payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each variable income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the Underlying Fund in which the Portfolio invests; it is also reduced by Separate Account asset charges.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)

                          = 1.00174825

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         (1/12)
               1/[(1.035)      ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Annuity Income Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

        P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of 4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

            First Annuity Income Payment = 4.92 x ($116,412.31/$1,000) = $572.75

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

             Annuity Units = $572.75/$13.256932 = 43.203812

        P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second annuity income payment due date:

             Second Annuity Income Payment = 43.203812 x $13.327695 = $575.81

        The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

        Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES
                                      -----

GENERAL

Note: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

     - payments to certain reservists called up for active duty after September 11, 2001; and

     - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2013 is the lesser of 100% of includible compensation or $17,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,500 in 2013 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2013 may not exceed the lesser of $51,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2013 of less than $95,000, your contribution may be fully deductible; if your income is between $95,000 and $115,000, your contribution may be partially deductible and if your income is $115,000 or more, your contribution may not be deductible. If you are single and your income in 2013 is less than $59,000, your contribution may be fully deductible; if your income is between $59,000 and $69,000, your contribution may be partially deductible and if your income is $69,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2013 is between $178,000 and $188,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2013 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2013. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2013 is less than:
$178,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $112,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan if certain conditions are met. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS


The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2012, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

BancWest Investment Services, Inc.
CCO Investment Services Corporation
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Fifth Third Securities, Inc.
Financial Network Investment Corporation
FSC Securities Corp.
Infinex Investments, Inc.
ING Financial Partners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC.
J.J.B. Hilliard, W.L. Lyons, Inc.
James Borello & Co
Lincoln Financial Advisor
Lincoln Financial Securities
LPL Financial Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
M&T Securities, Inc.
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates
Raymond James Financial
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
Triad Advisors, Inc
UBS Financial Services Inc.
UnionBanc Investment Services
United Planners Financial Services of
 America BBVA Compass Investment Solutions, Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Advisor, LLC
Wescom Financial Services


We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for Variable Annuity Account Seven, American General Life Insurance Company ("AGL"), American Home Assurance Company and American International Group, Inc.


     You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

     The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company for the year ended December 31, 2012

     - Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2012, 2011 and 2010

     - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2012 and 2011

     The financial statements of the AGL listed above should be considered only as bearing on the ability of the AGL to meet its obligation under the contracts.


     You should only consider the statutory financial statements of American Home Assurance Company ("American Home") that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012


     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:


     - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

                        VARIABLE ANNUITY ACCOUNT SEVEN

                                      OF

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 2012

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                             FINANCIAL STATEMENTS
                               DECEMBER 31, 2012

                                   CONTENTS

Report of Independent Registered Public Accounting Firm....................  1
Statements of Assets and Liabilities, December 31, 2012....................  2
Schedules of Portfolio Investments, December 31, 2012...................... 11
Statements of Operations, for the year ended December 31, 2012, except as indicated...................................................... 12
Statements of Changes in Net Assets, for the year ended December 31, 2012, except as indicated...................................................... 21
Statements of Changes in Net Assets, for the year ended
  December 31, 2011........................................................ 30
Notes to Financial Statements.............................................. 38

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company) and the Contractholders of its separate account, Variable Annuity Account Seven:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven (the "Separate Account"), a separate account of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company), at December 31, 2012, and the results of their operations for the periods then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 26, 2013

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012

                                                                                 Government
                                                                                    and
                                                          Asset       Capital     Quality                  Asset
                                                        Allocation  Appreciation    Bond       Growth    Allocation
                                                        Portfolio    Portfolio   Portfolio    Portfolio  Portfolio
                                                        (Class 1)    (Class 1)   (Class 1)    (Class 1)  (Class 3)
                                                        ----------- ------------ ----------- ----------- ----------
Assets:
   Investments in Trusts, at net asset value            $12,437,547 $70,325,490  $50,495,823 $29,001,264 $6,617,904
   Receivable from American General Life Insurance
     Company                                                     --          --       12,155       5,415         --
Liabilities:
   Payable to American General Life Insurance Company           503       1,244           --          --         --
                                                        ----------- -----------  ----------- ----------- ----------
Net assets:                                             $12,437,044 $70,324,246  $50,507,978 $29,006,679 $6,617,904
                                                        =========== ===========  =========== =========== ==========
   Accumulation units                                   $12,383,361 $70,085,098  $50,385,996 $28,912,822 $6,617,904
   Contracts in payout (annuitization) period                53,683     239,148      121,982      93,857         --
                                                        ----------- -----------  ----------- ----------- ----------
       Total net assets                                 $12,437,044 $70,324,246  $50,507,978 $29,006,679 $6,617,904
                                                        =========== ===========  =========== =========== ==========
Accumulation units outstanding                              574,317   3,135,121    2,746,868   1,901,754    392,081
                                                        =========== ===========  =========== =========== ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                22         450           --         973         --
   Unit value of accumulation units                     $     18.22 $     14.61  $        -- $     11.33 $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           368,413   2,657,116    2,132,154   1,620,329    273,068
   Unit value of accumulation units                     $     17.23 $     19.74  $     17.62 $     13.29 $    16.94
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                --          --           --          --     80,514
   Unit value of accumulation units                     $        -- $        --  $        -- $        -- $    16.90
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                            26,419     268,267      149,708     114,155     10,126
   Unit value of accumulation units                     $     16.73 $     19.15  $     17.10 $     12.90 $    16.44
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                --          --           --          --     28,373
   Unit value of accumulation units                     $        -- $        --  $        -- $        -- $    16.43
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                           179,463     209,288      465,006     166,297         --
   Unit value of accumulation units                     $     31.48 $     60.79  $     22.32 $     36.02 $       --

                                                          Capital    Government and             Natural   Aggressive
                                                        Appreciation  Quality Bond   Growth    Resources    Growth
                                                         Portfolio     Portfolio    Portfolio  Portfolio  Portfolio
                                                         (Class 3)     (Class 3)    (Class 3)  (Class 3)  (Class 1)
                                                        ------------ -------------- ---------- ---------- ----------
Assets:
   Investments in Trusts, at net asset value            $108,360,397  $131,175,137  $4,064,970 $5,868,674 $4,470,559
   Receivable from American General Life Insurance
     Company                                                      --            --          --         --         34
Liabilities:
   Payable to American General Life Insurance Company          3,762            88          --         --         --
                                                        ------------  ------------  ---------- ---------- ----------
Net assets:                                             $108,356,635  $131,175,049  $4,064,970 $5,868,674 $4,470,593
                                                        ============  ============  ========== ========== ==========
   Accumulation units                                   $108,286,200  $131,096,512  $4,064,970 $5,868,674 $4,468,602
   Contracts in payout (annuitization) period                 70,435        78,537          --         --      1,991
                                                        ------------  ------------  ---------- ---------- ----------
       Total net assets                                 $108,356,635  $131,175,049  $4,064,970 $5,868,674 $4,470,593
                                                        ============  ============  ========== ========== ==========
Accumulation units outstanding                             5,587,235     7,600,955     311,488    588,743    344,383
                                                        ============  ============  ========== ========== ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                 --            --          --         --         12
   Unit value of accumulation units                     $         --  $         --  $       -- $       -- $     6.18
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                          5,167,574     4,732,021     280,543    528,946     97,453
   Unit value of accumulation units                     $      19.42  $      17.32  $    13.07 $     9.98 $     9.44
Contracts with total expenses of 0.95%
   Accumulation units outstanding                            229,299     2,089,739      16,419     25,356         --
   Unit value of accumulation units                     $      19.35  $      17.29  $    13.06 $     9.96 $       --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                             88,249        65,811         915      8,662     34,865
   Unit value of accumulation units                     $      18.83  $      16.82  $    12.66 $     9.82 $     9.17
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                            102,113       713,384      13,611     25,779         --
   Unit value of accumulation units                     $      18.77  $      16.78  $    12.66 $     9.79 $       --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                                 --            --          --         --    212,053
   Unit value of accumulation units                     $         --  $         --  $       -- $       -- $    15.24

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                         Alliance               Blue Chip   Capital     Cash
                                                          Growth     Balanced    Growth     Growth   Management
                                                         Portfolio   Portfolio  Portfolio  Portfolio Portfolio
                                                         (Class 1)   (Class 1)  (Class 1)  (Class 1) (Class 1)
                                                        ----------- ----------- ---------- --------- -----------
Assets:
   Investments in Trusts, at net asset value            $21,220,450 $18,001,149 $1,104,932 $839,239  $14,863,988
   Receivable from American General Life Insurance
     Company                                                  1,531       7,679         --       --        1,138
Liabilities:
   Payable to American General Life Insurance Company            --          --         --       --           --
                                                        ----------- ----------- ---------- --------  -----------
Net assets:                                             $21,221,981 $18,008,828 $1,104,932 $839,239  $14,865,126
                                                        =========== =========== ========== ========  ===========
   Accumulation units                                   $21,202,331 $17,930,268 $1,104,932 $839,239  $14,756,587
   Contracts in payout (annuitization) period                19,650      78,560         --       --      108,539
                                                        ----------- ----------- ---------- --------  -----------
       Total net assets                                 $21,221,981 $18,008,828 $1,104,932 $839,239  $14,865,126
                                                        =========== =========== ========== ========  ===========
Accumulation units outstanding                              824,707   1,080,304    168,629   96,643    1,246,117
                                                        =========== =========== ========== ========  ===========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                             1,180         524         --       --           30
   Unit value of accumulation units                     $      7.80 $     10.04 $       -- $     --  $     11.09
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           326,427     377,230    161,607   86,956      901,469
   Unit value of accumulation units                     $      9.37 $     11.62 $     6.56 $   8.71  $     11.50
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                --          --         --       --           --
   Unit value of accumulation units                     $        -- $        -- $       -- $     --  $        --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                            21,987       9,350      7,022    9,687       47,474
   Unit value of accumulation units                     $      9.10 $     11.29 $     6.37 $   8.46  $     11.19
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                --          --         --       --           --
   Unit value of accumulation units                     $        -- $        -- $       -- $     --  $        --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                           475,113     693,200         --       --      297,144
   Unit value of accumulation units                     $     37.78 $     19.48 $       -- $     --  $     13.34

                                                                           Davis      "Dogs" of  Emerging
                                                          Corporate    Venture Value Wall Street  Markets   Equity Index
                                                        Bond Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
                                                          (Class 1)      (Class 1)    (Class 1)  (Class 1)   (Class 1)
                                                        -------------- ------------- ----------- ---------- ------------
Assets:
   Investments in Trusts, at net asset value             $63,519,961    $53,006,278  $3,995,110  $7,308,584  $9,436,816
   Receivable from American General Life Insurance
     Company                                                     925          6,773          87         747         851
Liabilities:
   Payable to American General Life Insurance Company             --             --          --          --          --
                                                         -----------    -----------  ----------  ----------  ----------
Net assets:                                              $63,520,886    $53,013,051  $3,995,197  $7,309,331  $9,437,667
                                                         ===========    ===========  ==========  ==========  ==========
   Accumulation units                                    $63,484,877    $52,933,672  $3,976,053  $7,295,384  $9,420,407
   Contracts in payout (annuitization) period                 36,009         79,379      19,144      13,947      17,260
                                                         -----------    -----------  ----------  ----------  ----------
       Total net assets                                  $63,520,886    $53,013,051  $3,995,197  $7,309,331  $9,437,667
                                                         ===========    ===========  ==========  ==========  ==========
Accumulation units outstanding                             2,673,869      3,018,562     230,944     326,734     870,415
                                                         ===========    ===========  ==========  ==========  ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                 --            560           4          --          --
   Unit value of accumulation units                      $        --    $     14.32  $    18.24  $       --  $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                          2,336,143      2,535,122      92,155     102,406          --
   Unit value of accumulation units                      $     23.52    $     15.70  $    19.06  $    25.74  $       --
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                 --             --          --          --          --
   Unit value of accumulation units                      $        --    $        --  $       --  $       --  $       --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                            185,452        237,558       5,654      14,481          --
   Unit value of accumulation units                      $     22.82    $     15.23  $    18.55  $    25.03  $       --
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                 --             --          --          --          --
   Unit value of accumulation units                      $        --    $        --  $       --  $       --  $       --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                            152,274        245,322     133,131     209,847     870,415
   Unit value of accumulation units                      $     28.53    $     39.06  $    16.02  $    20.54  $    10.84

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                           Equity     Fundamental              Global       Growth
                                                        Opportunities   Growth    Global Bond Equities   Opportunities
                                                          Portfolio    Portfolio   Portfolio  Portfolio    Portfolio
                                                          (Class 1)    (Class 1)   (Class 1)  (Class 1)    (Class 1)
                                                        ------------- ----------- ----------- ---------- -------------
Assets:
   Investments in Trusts, at net asset value             $8,904,578   $10,003,055 $13,646,635 $4,979,560  $1,638,011
   Receivable from American General Life Insurance
     Company                                                    402         1,491          --        100          --
Liabilities:
   Payable to American General Life Insurance Company            --            --          55         --          --
                                                         ----------   ----------- ----------- ----------  ----------
Net assets:                                              $8,904,980   $10,004,546 $13,646,580 $4,979,660  $1,638,011
                                                         ==========   =========== =========== ==========  ==========
   Accumulation units                                    $8,881,734   $ 9,991,767 $13,635,711 $4,979,390  $1,638,011
   Contracts in payout (annuitization) period                23,246        12,779      10,869        270          --
                                                         ----------   ----------- ----------- ----------  ----------
       Total net assets                                  $8,904,980   $10,004,546 $13,646,580 $4,979,660  $1,638,011
                                                         ==========   =========== =========== ==========  ==========
Accumulation units outstanding                              589,676       849,991     690,720    329,678     230,611
                                                         ==========   =========== =========== ==========  ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                --            --          24         --          --
   Unit value of accumulation units                      $       --   $        -- $     17.67 $       --  $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           483,516       525,348     524,753    172,770     214,441
   Unit value of accumulation units                      $    14.18   $      7.82 $     18.83 $    10.14  $     7.09
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                --            --          --         --          --
   Unit value of accumulation units                      $       --   $        -- $        -- $       --  $       --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                            34,487        48,009      59,880     22,573      16,170
   Unit value of accumulation units                      $    13.77   $      7.59 $     18.28 $     9.85  $     7.29
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                --            --          --         --          --
   Unit value of accumulation units                      $       --   $        -- $        -- $       --  $       --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                            71,673       276,634     106,063    134,335          --
   Unit value of accumulation units                      $    21.97   $     19.99 $     25.21 $    22.37  $       --

                                                                                                                    MFS
                                                                                   International International Massachusetts
                                                          Growth-                   Diversified   Growth and     Investors
                                                          Income      High-Yield     Equities       Income         Trust
                                                         Portfolio  Bond Portfolio   Portfolio     Portfolio     Portfolio
                                                         (Class 1)    (Class 1)      (Class 1)     (Class 1)     (Class 1)
                                                        ----------- -------------- ------------- ------------- -------------
Assets:
   Investments in Trusts, at net asset value            $18,078,049  $13,972,376    $4,722,447    $9,104,704    $4,215,221
   Receivable from American General Life Insurance
     Company                                                  2,521           --         3,480            --            62
Liabilities:
   Payable to American General Life Insurance Company            --           64            --         2,576            --
                                                        -----------  -----------    ----------    ----------    ----------
Net assets:                                             $18,080,570  $13,972,312    $4,725,927    $9,102,128    $4,215,283
                                                        ===========  ===========    ==========    ==========    ==========
   Accumulation units                                   $18,003,713  $13,968,369    $4,677,511    $9,020,819    $4,212,604
   Contracts in payout (annuitization) period                76,857        3,943        48,416        81,309         2,679
                                                        -----------  -----------    ----------    ----------    ----------
       Total net assets                                 $18,080,570  $13,972,312    $4,725,927    $9,102,128    $4,215,283
                                                        ===========  ===========    ==========    ==========    ==========
Accumulation units outstanding                              844,162      675,430       457,156       715,994       328,234
                                                        ===========  ===========    ==========    ==========    ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                               150           21            44           361            --
   Unit value of accumulation units                     $     10.12  $     19.97    $    14.74    $    10.75    $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           430,659      526,818       296,921       471,407       303,868
   Unit value of accumulation units                     $     11.01  $     19.53    $     9.15    $    11.97    $    12.87
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                --           --            --            --            --
   Unit value of accumulation units                     $        --  $        --    $       --    $       --    $       --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                            22,826       44,593        35,474        52,679        24,366
   Unit value of accumulation units                     $     10.69  $     18.98    $     8.89    $    11.62    $    12.50
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                --           --            --            --            --
   Unit value of accumulation units                     $        --  $        --    $       --    $       --    $       --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                           390,527      103,998       124,717       191,547            --
   Unit value of accumulation units                     $     33.52  $     27.28    $    13.54    $    14.86    $       --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                                                                  SMALL
                                                              MFS TOTAL   MID-CAP                COMPANY
                                                               RETURN     GROWTH    REAL ESTATE   VALUE    TECHNOLOGY
                                                              PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
                                                              (CLASS 1)  (CLASS 1)   (CLASS 1)  (CLASS 1)  (CLASS 1)
                                                             ----------- ---------- ----------  ----------  --------
Assets:
   Investments in Trusts, at net asset value                 $79,613,840 $3,400,165 $5,424,610  $3,587,475  $310,790
   Receivable from American General Life Insurance Company            --         --        100          --        --
Liabilities:
   Payable to American General Life Insurance Company                862         --         --          --        --
                                                             ----------- ---------- ----------  ----------  --------
Net assets:                                                  $79,612,978 $3,400,165 $5,424,710  $3,587,475  $310,790
                                                             =========== ========== ==========  ==========  ========
   Accumulation units                                        $79,379,020 $3,400,165 $5,409,978  $3,587,475  $310,790
   Contracts in payout (annuitization) period                    233,958         --     14,732          --        --
                                                             ----------- ---------- ----------  ----------  --------
       Total net assets                                      $79,612,978 $3,400,165 $5,424,710  $3,587,475  $310,790
                                                             =========== ========== ==========  ==========  ========
Accumulation units outstanding                                 4,364,922    312,135    169,877     118,143   127,154
                                                             =========== ========== ==========  ==========  ========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                     --         --         15          13        --
   Unit value of accumulation units                          $        -- $       -- $    29.96  $    22.04  $     --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                              4,021,191    295,517     92,576          --   105,568
   Unit value of accumulation units                          $     18.28 $    10.91 $    34.54  $       --  $   2.46
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                     --         --         --          --        --
   Unit value of accumulation units                          $        -- $       -- $       --  $       --  $     --
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                                343,731     16,618      6,663          --    21,586
   Unit value of accumulation units                          $     17.74 $    10.59 $    33.55  $       --  $   2.38
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                     --         --         --          --        --
   Unit value of accumulation units                          $        -- $       -- $       --  $       --  $     --
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                                     --         --     70,623     118,130        --
   Unit value of accumulation units                          $        -- $       -- $    28.36  $    30.37  $     --

                                                              Telecom                  Aggressive Alliance
                                                              Utility    Total Return    Growth    Growth    Balanced
                                                             Portfolio  Bond Portfolio Portfolio  Portfolio  Portfolio
                                                             (Class 1)    (Class 1)    (Class 3)  (Class 3)  (Class 3)
                                                             ---------- -------------- ---------- ---------- ----------
Assets:
   Investments in Trusts, at net asset value                 $2,300,837  $26,592,078    $843,319  $8,915,079 $6,208,355
   Receivable from American General Life Insurance Company        1,700          242          --          --         --
Liabilities:
   Payable to American General Life Insurance Company                --           --          --          --         --
                                                             ----------  -----------    --------  ---------- ----------
Net assets:                                                  $2,302,537  $26,592,320    $843,319  $8,915,079 $6,208,355
                                                             ==========  ===========    ========  ========== ==========
   Accumulation units                                        $2,288,468  $26,396,832    $843,319  $8,915,079 $6,208,355
   Contracts in payout (annuitization) period                    14,069      195,488          --          --         --
                                                             ----------  -----------    --------  ---------- ----------
       Total net assets                                      $2,302,537  $26,592,320    $843,319  $8,915,079 $6,208,355
                                                             ==========  ===========    ========  ========== ==========
Accumulation units outstanding                                  131,508    1,233,950      91,044     968,519    546,519
                                                             ==========  ===========    ========  ========== ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                    52           --          --          --         --
   Unit value of accumulation units                          $    14.92  $        --    $     --  $       -- $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                                44,574    1,088,611      39,266     935,343    299,487
   Unit value of accumulation units                          $    13.98  $     21.09    $   9.28  $     9.21 $    11.44
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                    --           --      47,170       2,979    156,951
   Unit value of accumulation units                          $       --  $        --    $   9.27  $     9.19 $    11.41
Contracts with total expenses of 1.10%:
   Accumulation units outstanding                                 5,610       79,146         548      17,875      4,586
   Unit value of accumulation units                          $    13.58  $     20.48    $   9.09  $     8.94 $    11.03
Contracts with total expenses of 1.20%:
   Accumulation units outstanding                                    --           --       4,060      12,322     85,495
   Unit value of accumulation units                          $       --  $        --    $   9.07  $     8.92 $    11.01
Contracts with total expenses of 1.25%:
   Accumulation units outstanding                                81,272       66,193          --          --         --
   Unit value of accumulation units                          $    19.70  $     30.48    $     --  $       -- $       --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                        Blue Chip   Capital      Cash
                                                         Growth     Growth    Management  Corporate Bond   Davis Venture
                                                        Portfolio  Portfolio  Portfolio  Portfolio (Class Value Portfolio
                                                        (Class 3)  (Class 3)  (Class 3)         3)           (Class 3)
                                                        ---------- ---------- ---------- ---------------- ---------------
Assets:
   Investments in Trusts, at net asset value            $2,289,960 $3,252,911 $9,986,971   $185,674,312     $84,303,320
   Receivable from American General Life Insurance
     Company                                                    --         --         --             --              --
Liabilities:
   Payable to American General Life Insurance Company           --         --         --            481           2,323
                                                        ---------- ---------- ----------   ------------     -----------
Net assets:                                             $2,289,960 $3,252,911 $9,986,971   $185,673,831     $84,300,997
                                                        ========== ========== ==========   ============     ===========
   Accumulation units                                   $2,289,960 $3,252,911 $9,986,971   $185,642,908     $84,284,675
   Contracts in payout (annuitization) period                   --         --         --         30,923          16,322
                                                        ---------- ---------- ----------   ------------     -----------
       Total net assets                                 $2,289,960 $3,252,911 $9,986,971   $185,673,831     $84,300,997
                                                        ========== ========== ==========   ============     ===========
Accumulation units outstanding                             356,702    380,722    883,419      8,040,815       5,470,444
                                                        ========== ========== ==========   ============     ===========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                               --         --         --             --              --
   Unit value of accumulation units                     $       -- $       -- $       --   $         --     $        --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                          233,535    342,971    851,350      6,936,227       4,912,214
   Unit value of accumulation units                     $     6.45 $     8.56 $    11.31   $      23.13     $     15.43
Contracts with total expenses of 0.95%
   Accumulation units outstanding                           79,716     11,912     18,429        723,026         325,559
   Unit value of accumulation units                     $     6.44 $     8.56 $    11.30   $      23.10     $     15.39
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                              943      7,204      2,777        112,512          75,833
   Unit value of accumulation units                     $     6.22 $     8.31 $    10.93   $      22.44     $     14.98
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                           42,508     18,635     10,863        269,050         156,838
   Unit value of accumulation units                     $     6.21 $     8.30 $    10.92   $      22.41     $     14.93
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                               --         --         --             --              --
   Unit value of accumulation units                     $       -- $       -- $       --   $         --     $        --

                                                         "Dogs" of   Emerging      Equity                   Fundamental
                                                        Wall Street   Markets   Opportunities Foreign Value   Growth
                                                         Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
                                                         (Class 3)   (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                                        ----------- ----------- ------------- ------------- -----------
Assets:
   Investments in Trusts, at net asset value            $4,266,221  $11,230,301  $2,607,598    $89,644,234  $3,328,370
   Receivable from American General Life Insurance
     Company                                                    --           --          --             --          --
Liabilities:
   Payable to American General Life Insurance Company          132           --          --            516          --
                                                        ----------  -----------  ----------    -----------  ----------
Net assets:                                             $4,266,089  $11,230,301  $2,607,598    $89,643,718  $3,328,370
                                                        ==========  ===========  ==========    ===========  ==========
   Accumulation units                                   $4,249,955  $11,230,301  $2,607,598    $89,628,570  $3,328,370
   Contracts in payout (annuitization) period               16,134           --          --         15,148          --
                                                        ----------  -----------  ----------    -----------  ----------
       Total net assets                                 $4,266,089  $11,230,301  $2,607,598    $89,643,718  $3,328,370
                                                        ==========  ===========  ==========    ===========  ==========
Accumulation units outstanding                             228,482      444,823     188,018      8,922,679     433,219
                                                        ==========  ===========  ==========    ===========  ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                               --           --          --             --          --
   Unit value of accumulation units                     $       --  $        --  $       --    $        --  $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           90,458      371,001      94,964      5,529,652     397,596
   Unit value of accumulation units                     $    18.75  $     25.30  $    13.94    $     10.07  $     7.69
Contracts with total expenses of 0.95%
   Accumulation units outstanding                          107,479       44,043      63,131      2,423,961      21,844
   Unit value of accumulation units                     $    18.74  $     25.24  $    13.92    $     10.06  $     7.68
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                            1,105        8,865       6,833         88,979       5,182
   Unit value of accumulation units                     $    18.19  $     24.61  $    13.53    $      9.90  $     7.42
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                           29,440       20,914      23,090        880,087       8,597
   Unit value of accumulation units                     $    18.19  $     24.56  $    13.53    $      9.89  $     7.42
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                               --           --          --             --          --
   Unit value of accumulation units                     $       --  $        --  $       --    $        --  $       --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                                     Global       Growth       Growth-
                                                        Global Bond Equities   Opportunities   Income      High-Yield
                                                         Portfolio  Portfolio    Portfolio    Portfolio  Bond Portfolio
                                                         (Class 3)  (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                                        ----------- ---------- ------------- ----------- --------------
Assets:
   Investments in Trusts, at net asset value            $30,449,558 $1,425,830  $25,118,001  $13,810,841  $38,782,865
   Receivable from American General Life Insurance
     Company                                                     --         --           --           15          420
Liabilities:
   Payable to American General Life Insurance Company         1,040         --           --           --           --
                                                        ----------- ----------  -----------  -----------  -----------
Net assets:                                             $30,448,518 $1,425,830  $25,118,001  $13,810,856  $38,783,285
                                                        =========== ==========  ===========  ===========  ===========
   Accumulation units                                   $30,428,546 $1,425,830  $25,118,001  $13,806,979  $38,725,775
   Contracts in payout (annuitization) period                19,972         --           --        3,877       57,510
                                                        ----------- ----------  -----------  -----------  -----------
       Total net assets                                 $30,448,518 $1,425,830  $25,118,001  $13,810,856  $38,783,285
                                                        =========== ==========  ===========  ===========  ===========
Accumulation units outstanding                            1,648,857    143,059    3,597,842    1,284,853    2,022,873
                                                        =========== ==========  ===========  ===========  ===========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                --         --           --           --           --
   Unit value of accumulation units                     $        -- $       --  $        --  $        --  $        --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                         1,319,046    116,626    2,762,009      513,793    1,796,336
   Unit value of accumulation units                     $     18.51 $     9.98  $      6.97  $     10.83  $     19.20
Contracts with total expenses of 0.95%
   Accumulation units outstanding                           212,230     21,471      588,293      527,638      119,103
   Unit value of accumulation units                     $     18.48 $     9.96  $      6.96  $     10.81  $     19.17
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                            16,113        626       41,628       10,360       33,730
   Unit value of accumulation units                     $     17.97 $     9.73  $      7.16  $     10.45  $     18.66
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                           101,468      4,336      205,912      233,062       73,704
   Unit value of accumulation units                     $     17.94 $     9.71  $      7.16  $     10.45  $     18.63
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                                --         --           --           --           --
   Unit value of accumulation units                     $        -- $       --  $        --  $        --  $        --

                                                                      International
                                                        International    Growth      Marsico         MFS
                                                         Diversified       and       Focused    Massachusetts        MFS
                                                          Equities       Income      Growth    Investors Trust      Total
                                                          Portfolio     Portfolio   Portfolio     Portfolio    Return Portfolio
                                                          (Class 3)     (Class 3)   (Class 3)     (Class 3)       (Class 3)
                                                        ------------- ------------- ---------- --------------- ----------------
Assets:
   Investments in Trusts, at net asset value             $5,800,527    $34,497,411  $4,627,515   $51,467,151     $111,866,066
   Receivable from American General Life Insurance
     Company                                                     --             --          --            --               --
Liabilities:
   Payable to American General Life Insurance Company            --             --          --            --              634
                                                         ----------    -----------  ----------   -----------     ------------
Net assets:                                              $5,800,527    $34,497,411  $4,627,515   $51,467,151     $111,865,432
                                                         ==========    ===========  ==========   ===========     ============
   Accumulation units                                    $5,800,527    $34,497,411  $4,627,515   $51,467,151     $111,838,062
   Contracts in payout (annuitization) period                    --             --          --            --           27,370
                                                         ----------    -----------  ----------   -----------     ------------
       Total net assets                                  $5,800,527    $34,497,411  $4,627,515   $51,467,151     $111,865,432
                                                         ==========    ===========  ==========   ===========     ============
Accumulation units outstanding                              646,203      2,932,641     422,088     4,091,652        6,232,201
                                                         ==========    ===========  ==========   ===========     ============
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                --             --          --            --               --
   Unit value of accumulation units                      $       --    $        --  $       --   $        --     $         --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                           487,327      2,870,299     239,934     2,367,983        5,693,953
   Unit value of accumulation units                      $     9.00    $     11.77  $    11.00   $     12.65     $      17.97
Contracts with total expenses of 0.95%
   Accumulation units outstanding                           107,738          5,601     118,980     1,213,283          305,199
   Unit value of accumulation units                      $     8.98    $     11.75  $    10.98   $     12.63     $      17.94
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                             6,794         45,659      11,369        38,957          102,625
   Unit value of accumulation units                      $     8.74    $     11.43  $    10.82   $     12.13     $      17.44
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                            44,344         11,082      51,805       471,429          130,424
   Unit value of accumulation units                      $     8.73    $     11.42  $    10.80   $     12.11     $      17.41
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                                --             --          --            --               --
   Unit value of accumulation units                      $       --    $        --  $       --   $        --     $         --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                                                                         SunAmerica
                                                       Mid-Cap               Small & Mid      Small       Dynamic
                                                       Growth    Real Estate  Cap Value      Company     Allocation
                                                      Portfolio   Portfolio   Portfolio  Value Portfolio Portfolio
                                                      (Class 3)   (Class 3)   (Class 3)     (Class 3)    (Class 3)
                                                     ----------- ----------- ----------- --------------- -----------
Assets:
   Investments in Trusts, at net asset value         $17,854,707 $28,292,972 $51,472,222   $34,154,966   $71,191,459
   Receivable from American General Life Insurance
     Company                                                  --          --          --            --            --
Liabilities:
   Payable to American General Life Insurance
     Company                                                  --          --         269           243            --
                                                     ----------- ----------- -----------   -----------   -----------
Net assets:                                          $17,854,707 $28,292,972 $51,471,953   $34,154,723   $71,191,459
                                                     =========== =========== ===========   ===========   ===========
   Accumulation units                                $17,854,707 $28,292,972 $51,459,342   $34,143,656   $71,191,459
   Contracts in payout (annuitization) period                 --          --      12,611        11,067            --
                                                     ----------- ----------- -----------   -----------   -----------
       Total net assets                              $17,854,707 $28,292,972 $51,471,953   $34,154,723   $71,191,459
                                                     =========== =========== ===========   ===========   ===========
Accumulation units outstanding                         1,675,831     835,151   4,087,534     3,043,346     6,737,476
                                                     =========== =========== ===========   ===========   ===========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                             --          --          --            --            --
   Unit value of accumulation units                  $        -- $        -- $        --   $        --   $        --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                        443,972     668,496   3,375,489     2,203,082            20
   Unit value of accumulation units                  $     10.73 $     33.95 $     12.61   $     11.24   $     10.60
Contracts with total expenses of 0.95%
   Accumulation units outstanding                        893,032     109,524     460,187       588,617     5,609,641
   Unit value of accumulation units                  $     10.71 $     33.91 $     12.58   $     11.23   $     10.57
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                         17,016      11,527      51,662        34,361            --
   Unit value of accumulation units                  $     10.42 $     32.96 $     12.40   $     11.05   $        --
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                        321,811      45,604     200,196       217,286     1,127,815
   Unit value of accumulation units                  $     10.40 $     32.93 $     12.38   $     11.05   $     10.55
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                             --          --          --            --            --
   Unit value of accumulation units                  $        -- $        -- $        --   $        --   $        --

                                                                                                               Invesco
                                                                                                             Van Kampen
                                                             SunAmerica                                         V.I.
                                                              Dynamic               Telecom                   American
                                                              Strategy  Technology  Utility    Total Return   Franchise
                                                             Portfolio  Portfolio  Portfolio  Bond Portfolio    Fund
                                                             (Class 3)  (Class 3)  (Class 3)    (Class 3)    (Series II)
                                                             ---------- ---------- ---------- -------------- -----------
Assets:
   Investments in Trusts, at net asset value                   $  105    $613,287  $1,422,342  $144,724,107  $5,229,170
   Receivable from American General Life Insurance Company         --          --          --            --          --
Liabilities:
   Payable to American General Life Insurance Company              --          --          --            --          --
                                                               ------    --------  ----------  ------------  ----------
Net assets:                                                    $  105    $613,287  $1,422,342  $144,724,107  $5,229,170
                                                               ======    ========  ==========  ============  ==========
   Accumulation units                                          $  105    $613,287  $1,422,342  $144,724,107  $5,229,170
   Contracts in payout (annuitization) period                      --          --          --            --          --
                                                               ------    --------  ----------  ------------  ----------
       Total net assets                                        $  105    $613,287  $1,422,342  $144,724,107  $5,229,170
                                                               ======    ========  ==========  ============  ==========
Accumulation units outstanding                                     10     255,123     104,015     7,008,599     440,812
                                                               ======    ========  ==========  ============  ==========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                                  --          --          --            --          --
   Unit value of accumulation units                            $   --    $     --  $       --  $         --  $       --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                                  10     203,793      71,959     4,137,852     383,936
   Unit value of accumulation units                            $
                                                                10.46    $   2.41  $    13.73  $      20.73  $    11.89
Contracts with total expenses of 0.95%
   Accumulation units outstanding                                  --      24,726      20,364     2,046,081      14,257
   Unit value of accumulation units                            $   --    $   2.41  $    13.69  $      20.70  $    11.86
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                                  --         118       2,216        59,758      34,657
   Unit value of accumulation units                            $   --    $   2.32  $    13.34  $      20.14  $    11.61
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                                  --      26,486       9,476       764,908       7,962
   Unit value of accumulation units                            $   --    $   2.32  $    13.32  $      20.11  $    11.58
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                                  --          --          --            --          --
   Unit value of accumulation units                            $   --    $     --  $       --  $         --  $       --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                              Invesco Van
                                                 Invesco Van  Kampen V.I.
                                                 Kampen V.I.  Growth and      Growth and    Mid Cap Stock
                                                Comstock Fund Income Fund  Income Portfolio   Portfolio   Asset Allocation
                                                 (Series II)  (Series II)     (Class VC)     (Class VC)    Fund (Class 2)
                                                ------------- ------------ ---------------- ------------- ----------------
Assets:
   Investments in Trusts, at net asset value    $229,271,523  $241,423,280   $113,650,846    $71,012,534    $301,000,788
   Receivable from American General Life
     Insurance Company                                    --         1,665             --             --              --
Liabilities:
   Payable to American General Life Insurance
     Company                                           4,196            --          2,049          1,344           3,401
                                                ------------  ------------   ------------    -----------    ------------
Net assets:                                     $229,267,327  $241,424,945   $113,648,797    $71,011,190    $300,997,387
                                                ============  ============   ============    ===========    ============
   Accumulation units                           $229,138,657  $241,197,054   $113,419,547    $70,974,627    $300,520,834
   Contracts in payout (annuitization) period        128,670       227,891        229,250         36,563         476,553
                                                ------------  ------------   ------------    -----------    ------------
       Total net assets                         $229,267,327  $241,424,945   $113,648,797    $71,011,190    $300,997,387
                                                ============  ============   ============    ===========    ============
Accumulation units outstanding                    15,243,068    14,724,855      8,734,130      4,517,908      15,535,469
                                                ============  ============   ============    ===========    ============
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                         --            --             --             --              --
   Unit value of accumulation units             $         --  $         --   $         --    $        --    $         --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                 12,967,953    12,209,038      8,080,384      4,184,771      14,531,166
   Unit value of accumulation units             $      15.07  $      16.43   $      13.03    $     15.75    $      19.40
Contracts with total expenses of 0.95%
   Accumulation units outstanding                  1,265,557     1,470,919        162,555         39,093         283,275
   Unit value of accumulation units             $      15.05  $      16.41   $      13.01    $     15.74    $      19.37
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                    543,749       500,796        420,924        272,424         544,183
   Unit value of accumulation units             $      14.66  $      15.96   $      12.69    $     15.33    $      18.92
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                    465,809       544,102         70,267         21,620         176,845
   Unit value of accumulation units             $      14.64  $      15.93   $      12.67    $     15.33    $      18.90
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                         --            --             --             --              --
   Unit value of accumulation units             $         --  $         --   $         --    $        --    $         --

                                                                                                                  Franklin
                                                                                                                Templeton VIP
                                                                                                                  Founding
                                                                                                   Franklin         Funds
                                                                                                    Income       Allocation
                                                     Global Growth  Growth Fund  Growth-Income  Securities Fund     Fund
                                                     Fund (Class 2)  (Class 2)   Fund (Class 2)    (Class 2)      (Class 2)
                                                     -------------- ------------ -------------- --------------- -------------
Assets:
   Investments in Trusts, at net asset value          $281,095,191  $213,620,091  $361,536,342    $21,937,148    $25,355,257
   Receivable from American General Life Insurance
     Company                                                    --            --         2,710             --             --
Liabilities:
   Payable to American General Life Insurance
     Company                                                 5,435         1,453            --          2,072             --
                                                      ------------  ------------  ------------    -----------    -----------
Net assets:                                           $281,089,756  $213,618,638  $361,539,052    $21,935,076    $25,355,257
                                                      ============  ============  ============    ===========    ===========
   Accumulation units                                 $280,900,824  $213,436,320  $361,270,974    $21,910,357    $25,355,257
   Contracts in payout (annuitization) period              188,932       182,318       268,078         24,719             --
                                                      ------------  ------------  ------------    -----------    -----------
       Total net assets                               $281,089,756  $213,618,638  $361,539,052    $21,935,076    $25,355,257
                                                      ============  ============  ============    ===========    ===========
Accumulation units outstanding                          10,545,732     9,225,171    18,422,938      1,823,182      2,416,953
                                                      ============  ============  ============    ===========    ===========
Contracts with total expenses of 0.85%/(1)/:
   Accumulation units outstanding                               --            --            --             --             --
   Unit value of accumulation units                   $         --  $         --  $         --    $        --    $        --
Contracts with total expenses of 0.85% /(2)/:
   Accumulation units outstanding                        9,157,116     8,032,614    17,327,367      1,275,838      2,314,030
   Unit value of accumulation units                   $      26.70  $      23.20  $      19.65    $     12.05    $     10.49
Contracts with total expenses of 0.95%
   Accumulation units outstanding                          781,363       564,497       257,147        323,638         48,018
   Unit value of accumulation units                   $      26.66  $      23.18  $      19.60    $     12.03    $     10.49
Contracts with total expenses of 1.10% :
   Accumulation units outstanding                          324,537       430,698       689,708         20,158         10,887
   Unit value of accumulation units                   $      26.04  $      22.62  $      19.14    $     11.93    $     10.37
Contracts with total expenses of 1.20% :
   Accumulation units outstanding                          282,716       197,362       148,716        203,548         44,018
   Unit value of accumulation units                   $      26.00  $      22.60  $      19.11    $     11.91    $     10.36
Contracts with total expenses of 1.25% :
   Accumulation units outstanding                               --            --            --             --             --
   Unit value of accumulation units                   $         --  $         --  $         --    $        --    $        --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2012
                                  (continued)


                                                                 Real Return
                                                                  Portfolio
                                                                  (Class 3)
                                                                 -----------
    Assets:
       Investments in Trusts, at net asset value                 $19,237,262
       Receivable from American General Life Insurance Company            --
    Liabilities:
       Payable to American General Life Insurance Company                 --
                                                                 -----------
    Net assets:                                                  $19,237,262
                                                                 ===========
       Accumulation units                                        $19,237,262
       Contracts in payout (annuitization) period                         --
                                                                 -----------
           Total net assets                                      $19,237,262
                                                                 ===========
    Accumulation units outstanding                                 1,530,017
                                                                 ===========
    Contracts with total expenses of 0.85%/(1)/:
       Accumulation units outstanding                                     --
       Unit value of accumulation units                          $        --
    Contracts with total expenses of 0.85% /(2)/:
       Accumulation units outstanding                                390,088
       Unit value of accumulation units                          $     12.60
    Contracts with total expenses of 0.95%
       Accumulation units outstanding                                812,988
       Unit value of accumulation units                          $     12.57
    Contracts with total expenses of 1.10% :
       Accumulation units outstanding                                  3,966
       Unit value of accumulation units                          $     12.64
    Contracts with total expenses of 1.20% :
       Accumulation units outstanding                                322,975
       Unit value of accumulation units                          $     12.55
    Contracts with total expenses of 1.25% :
       Accumulation units outstanding                                     --
       Unit value of accumulation units                          $        --

(1)Offered in Polaris Plus product.
(2)Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2012

                                                                        Net
                                                                       Asset
                                                                       Value                               Level
                                                                        Per                                (Note
Variable Accounts                                             Shares   Share  Net Asset Value     Cost      A)
-----------------                                           ---------- ------ --------------- ------------ -----
ANCHOR SERIES TRUST
   Asset Allocation Portfolio (Class 1)....................    879,196 $14.15  $ 12,437,547   $ 11,231,276   1
   Capital Appreciation Portfolio (Class 1)                  1,733,193  40.58    70,325,490     60,549,038   1
   Government and Quality Bond Portfolio (Class 1)           3,242,058  15.58    50,495,823     48,730,995   1
   Growth Portfolio (Class 1)                                1,325,549  21.88    29,001,264     29,327,123   1
   Asset Allocation Portfolio (Class 3)                        470,184  14.08     6,617,904      5,786,223   1
   Capital Appreciation Portfolio (Class 3)                  2,738,671  39.57   108,360,397     90,691,569   1
   Government and Quality Bond Portfolio (Class 3)           8,449,978  15.52   131,175,137    129,004,326   1
   Growth Portfolio (Class 3)                                  186,147  21.84     4,064,970      3,299,152   1
   Natural Resources Portfolio (Class 3)                       261,833  22.41     5,868,674      7,418,742   1
SUNAMERICA SERIES TRUST
   Aggressive Growth Portfolio (Class 1)                       396,474 $11.28  $  4,470,559   $  4,750,331   1
   Alliance Growth Portfolio (Class 1)                         820,985  25.85    21,220,450     24,244,751   1
   Balanced Portfolio (Class 1)                              1,117,942  16.10    18,001,149     17,158,191   1
   Blue Chip Growth Portfolio (Class 1)                        143,382   7.71     1,104,932        976,192   1
   Capital Growth Portfolio (Class 1)                           87,094   9.64       839,239        740,526   1
   Cash Management Portfolio (Class 1)                       1,400,144  10.62    14,863,988     14,975,820   1
   Corporate Bond Portfolio (Class 1)                        4,569,567  13.90    63,519,961     55,973,577   1
   Davis Venture Value Portfolio (Class 1)                   2,298,186  23.06    53,006,278     51,992,019   1
   "Dogs" of Wall Street Portfolio (Class 1)                   420,811   9.49     3,995,110      3,475,035   1
   Emerging Markets Portfolio (Class 1)                        896,762   8.15     7,308,584      7,153,688   1
   Equity Index Portfolio (Class 1)                            781,294  12.08     9,436,816      8,453,324   1
   Equity Opportunities Portfolio (Class 1)                    667,682  13.34     8,904,578      6,913,508   1
   Fundamental Growth Portfolio (Class 1)                      552,919  18.09    10,003,055     10,837,595   1
   Global Bond Portfolio (Class 1)                           1,160,087  11.76    13,646,635     14,260,359   1
   Global Equities Portfolio (Class 1)                         343,608  14.49     4,979,560      5,017,519   1
   Growth Opportunities Portfolio (Class 1)                    206,839   7.92     1,638,011      1,420,210   1
   Growth-Income Portfolio (Class 1)                           771,274  23.44    18,078,049     16,872,577   1
   High-Yield Bond Portfolio (Class 1)                       2,375,304   5.88    13,972,376     12,501,116   1
   International Diversified Equities Portfolio (Class 1)      536,716   8.80     4,722,447      4,627,243   1
   International Growth and Income Portfolio (Class 1)       1,009,893   9.02     9,104,704      9,329,236   1
   MFS Massachusetts Investors Trust Portfolio (Class 1)       261,545  16.12     4,215,221      3,351,037   1
   MFS Total Return Portfolio (Class 1)                      5,077,892  15.68    79,613,840     77,228,314   1
   Mid-Cap Growth Portfolio (Class 1)                          274,868  12.37     3,400,165      2,576,163   1
   Real Estate Portfolio (Class 1)                             371,531  14.60     5,424,610      4,131,927   1
   Small Company Value Portfolio (Class 1)                     185,728  19.32     3,587,475      2,817,147   1
   Technology Portfolio (Class 1)                              106,660   2.91       310,790        278,586   1
   Telecom Utility Portfolio (Class 1)                         189,584  12.14     2,300,837      2,072,856   1
   Total Return Bond Portfolio (Class 1)                     2,856,609   9.31    26,592,078     25,081,636   1
   Aggressive Growth Portfolio (Class 3)                        76,058  11.09       843,319        772,275   1
   Alliance Growth Portfolio (Class 3)                         347,054  25.69     8,915,079      7,713,370   1
   Balanced Portfolio (Class 3)                                386,617  16.06     6,208,355      5,681,949   1
   Blue Chip Growth Portfolio (Class 3)                        298,707   7.67     2,289,960      2,068,814   1
   Capital Growth Portfolio (Class 3)                          343,957   9.46     3,252,911      2,553,691   1
   Cash Management Portfolio (Class 3)                         950,994  10.50     9,986,971     10,005,665   1
   Corporate Bond Portfolio (Class 3)                       13,427,592  13.83   185,674,312    165,460,168   1
   Davis Venture Value Portfolio (Class 3)                   3,667,277  22.99    84,303,320     79,932,127   1
   "Dogs" of Wall Street Portfolio (Class 3)                   451,175   9.46     4,266,221      4,035,283   1
   Emerging Markets Portfolio (Class 3)                      1,396,270   8.04    11,230,301      9,346,137   1
   Equity Opportunities Portfolio (Class 3)                    195,958  13.31     2,607,598      2,334,426   1
   Foreign Value Portfolio (Class 3)                         6,373,081  14.07    89,644,234     79,370,366   1
   Fundamental Growth Portfolio (Class 3)                      187,720  17.73     3,328,370      2,524,523   1
   Global Bond Portfolio (Class 3)                           2,620,046  11.62    30,449,558     31,612,918   1
   Global Equities Portfolio (Class 3)                          99,040  14.40     1,425,830      1,248,452   1
   Growth Opportunities Portfolio (Class 3)                  3,264,406   7.69    25,118,001     18,582,984   1
   Growth-Income Portfolio (Class 3)                           590,496  23.39    13,810,841     12,642,480   1
   High-Yield Bond Portfolio (Class 3)                       6,628,306   5.85    38,782,865     35,260,659   1
   International Diversified Equities Portfolio (Class 3)      663,491   8.74     5,800,527      5,447,361   1
   International Growth and Income Portfolio (Class 3)       3,824,870   9.02    34,497,411     27,508,914   1
   Marsico Focused Growth Portfolio (Class 3)                  486,144   9.52     4,627,515      4,184,672   1
   MFS Massachusetts Investors Trust Portfolio (Class 3)     3,202,552  16.07    51,467,151     39,607,351   1
   MFS Total Return Portfolio (Class 3)                      7,150,153  15.65   111,866,066    107,418,189   1
   Mid-Cap Growth Portfolio (Class 3)                        1,480,959  12.06    17,854,707     16,309,759   1
   Real Estate Portfolio (Class 3)                           1,951,337  14.50    28,292,972     17,134,804   1
   Small & Mid Cap Value Portfolio (Class 3)                 2,977,354  17.29    51,472,222     36,494,117   1
   Small Company Value Portfolio (Class 3)                   1,780,357  19.18    34,154,966     23,853,543   1
   SunAmerica Dynamic Allocation Portfolio (Class 3)         6,731,060  10.58    71,191,459     70,053,446   1
   SunAmerica Dynamic Strategy Portfolio (Class 3)                  10  10.40           105            101   1
   Technology Portfolio (Class 3)                              216,061   2.84       613,287        604,348   1
   Telecom Utility Portfolio (Class 3)                         117,642  12.09     1,422,342      1,269,705   1
   Total Return Bond Portfolio (Class 3)                    15,685,586   9.23   144,724,107    137,557,710   1
INVESCO VARIABLE INSURANCE FUNDS (Series II):
   Invesco Van Kampen V.I. American Franchise Fund             147,093 $35.55  $  5,229,170   $  3,869,276   1
   Invesco Van Kampen V.I. Comstock Fund                    17,342,778  13.22   229,271,523    200,173,899   1
   Invesco Van Kampen V.I. Growth and Income Fund           12,053,084  20.03   241,423,280    212,315,277   1
LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                               4,621,832 $24.59  $113,650,846   $113,166,104   1
   Mid Cap Stock Portfolio                                   3,934,212  18.05    71,012,534     65,224,686   1
AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                    16,439,147 $18.31  $301,000,788   $262,371,174   1
   Global Growth Fund                                       11,992,116  23.44   281,095,191    242,652,873   1
   Growth Fund                                               3,533,831  60.45   213,620,091    187,593,468   1
   Growth-Income Fund                                        9,454,402  38.24   361,536,342    338,545,601   1
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST (Class 2):
   Franklin Income Securities Fund                           1,455,683 $15.07  $ 21,937,148   $ 19,659,059   1
   Franklin Templeton VIP Founding Funds Allocation Fund     2,979,466   8.51    25,355,257     18,350,330   1
SEASONS SERIES TRUST (Class 3):
   Real Return Portfolio                                     1,878,638 $10.24  $ 19,237,262   $ 19,180,354   1

   (A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in Fair Value Measurements, and described in
                      Note 3 to the Financial Statements.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012

                                                                                     Government
                                                              Asset       Capital    and Quality                Asset
                                                            Allocation  Appreciation    Bond       Growth     Allocation
                                                            Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                                                            (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 3)
                                                            ----------  ------------ ----------- -----------  ----------
Investment income:
   Dividends                                                $  386,777  $        --  $1,191,708  $   173,738   $186,328
                                                            ----------  -----------  ----------  -----------   --------
Expenses:
   Charges for distribution, mortality and expense risk       (133,023)    (697,670)   (506,627)    (293,826)   (56,522)
                                                            ----------  -----------  ----------  -----------   --------
Net investment income (loss)                                   253,754     (697,670)    685,081     (120,088)   129,806
                                                            ----------  -----------  ----------  -----------   --------
Net realized gains (losses) from securities transactions         6,403    1,825,237     560,836   (2,012,945)   109,188
Realized gain distributions                                         --    3,077,537     708,019           --         --
                                                            ----------  -----------  ----------  -----------   --------
Net realized gains (losses)                                      6,403    4,902,774   1,268,855   (2,012,945)   109,188
                                                            ----------  -----------  ----------  -----------   --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         160,815   (1,223,538)  2,218,692   (6,331,087)   455,162
   End of period                                             1,206,271    9,776,452   1,764,828     (325,859)   831,681
                                                            ----------  -----------  ----------  -----------   --------
Change in net unrealized appreciation
   (depreciation) of investments                             1,045,456   10,999,990    (453,864)   6,005,228    376,519
                                                            ----------  -----------  ----------  -----------   --------
Increase (decrease) in net assets from operations           $1,305,613  $15,205,094  $1,500,072  $ 3,872,195   $615,513
                                                            ==========  ===========  ==========  ===========   ========

                                                                          Government
                                                              Capital        and                   Natural     Aggressive
                                                            Appreciation Quality Bond  Growth     Resources      Growth
                                                             Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                                                             (Class 3)    (Class 3)   (Class 3)   (Class 3)    (Class 1)
                                                            ------------ ------------ ---------  -----------  -----------
Investment income:
   Dividends                                                $        --  $ 2,457,468  $  12,047  $    50,689  $        --
                                                            -----------  -----------  ---------  -----------  -----------
Expenses:
   Charges for distribution, mortality and expense risk        (968,506)  (1,029,370)   (36,017)     (54,553)     (53,198)
                                                            -----------  -----------  ---------  -----------  -----------
Net investment income (loss)                                   (968,506)   1,428,098    (23,970)      (3,864)     (53,198)
                                                            -----------  -----------  ---------  -----------  -----------
Net realized gains (losses) from securities transactions     (3,228,169)     438,574   (171,917)  (1,084,047)    (215,251)
Realized gain distributions                                   4,795,334    1,626,561         --      602,819           --
                                                            -----------  -----------  ---------  -----------  -----------
Net realized gains (losses)                                   1,567,165    2,065,135   (171,917)    (481,228)    (215,251)
                                                            -----------  -----------  ---------  -----------  -----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       (4,683,426)   2,779,098     67,785   (2,170,943)  (1,179,893)
   End of period                                             17,668,828    2,170,811    765,818   (1,550,068)    (279,772)
                                                            -----------  -----------  ---------  -----------  -----------
Change in net unrealized appreciation
   (depreciation) of investments                             22,352,254     (608,287)   698,033      620,875      900,121
                                                            -----------  -----------  ---------  -----------  -----------
Increase (decrease) in net assets from operations           $22,950,913  $ 2,884,946  $ 502,146  $   135,783  $   631,672
                                                            ===========  ===========  =========  ===========  ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                             Alliance                 Blue Chip  Capital     Cash
                                                              Growth      Balanced     Growth    Growth   Management
                                                             Portfolio    Portfolio   Portfolio Portfolio Portfolio
                                                             (Class 1)    (Class 1)   (Class 1) (Class 1) (Class 1)
                                                            -----------  -----------  --------- --------- ----------
Investment income:
   Dividends                                                $   106,042  $   249,170  $     --  $  3,818  $      --
                                                            -----------  -----------  --------  --------  ---------
Expenses:
   Charges for distribution, mortality and expense risk        (260,620)    (208,117)   (9,905)   (8,639)  (154,071)
                                                            -----------  -----------  --------  --------  ---------
Net investment income (loss)                                   (154,578)      41,053    (9,905)   (4,821)  (154,071)
                                                            -----------  -----------  --------  --------  ---------
Net realized gains (losses) from sale of securities            (566,146)    (122,214)   30,117    92,305    (77,876)
Realized gain distributions                                          --           --        --        --         --
                                                            -----------  -----------  --------  --------  ---------
Net realized gains (losses)                                    (566,146)    (122,214)   30,117    92,305    (77,876)
                                                            -----------  -----------  --------  --------  ---------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       (6,810,118)  (1,211,842)   42,315    57,182   (151,578)
   End of period                                             (3,024,301)     842,958   128,740    98,713   (111,832)
                                                            -----------  -----------  --------  --------  ---------
Change in net unrealized appreciation
   (depreciation) of investments                              3,785,817    2,054,800    86,425    41,531     39,746
                                                            -----------  -----------  --------  --------  ---------
Increase (decrease) in net assets from operations           $ 3,065,093  $ 1,973,639  $106,637  $129,015  $(192,201)
                                                            ===========  ===========  ========  ========  =========

                                                                                       "Dogs"
                                                             Corporate  Davis Venture  of Wall   Emerging     Equity
                                                               Bond         Value      Street     Markets      Index
                                                             Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
                                                             (Class 1)    (Class 1)   (Class 1)  (Class 1)   (Class 1)
                                                            ----------  ------------- --------- ----------  ----------
Investment income:
   Dividends                                                $3,393,661   $   436,023  $ 84,404  $   42,268  $   18,010
                                                            ----------   -----------  --------  ----------  ----------
Expenses:
   Charges for distribution, mortality and expense risk       (592,679)     (533,511)  (44,923)    (84,275)   (123,072)
                                                            ----------   -----------  --------  ----------  ----------
Net investment income (loss)                                 2,800,982       (97,488)   39,481     (42,007)   (105,062)
                                                            ----------   -----------  --------  ----------  ----------
Net realized gains (losses) from sale of securities          2,076,938      (856,255)  126,315     621,233      65,292
Realized gain distributions                                    628,224     3,160,061        --          --          --
                                                            ----------   -----------  --------  ----------  ----------
Net realized gains (losses)                                  2,705,162     2,303,806   126,315     621,233      65,292
                                                            ----------   -----------  --------  ----------  ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       6,449,506    (3,142,350)  190,057    (483,802)   (314,424)
   End of period                                             7,546,384     1,014,259   520,075     154,896     983,492
                                                            ----------   -----------  --------  ----------  ----------
Change in net unrealized appreciation
   (depreciation) of investments                             1,096,878     4,156,609   330,018     638,698   1,297,916
                                                            ----------   -----------  --------  ----------  ----------
Increase (decrease) in net assets from operations           $6,603,022   $ 6,362,927  $495,814  $1,217,924  $1,258,146
                                                            ==========   ===========  ========  ==========  ==========


   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                               Equity     Fundamental               Global       Growth
                                                            Opportunities   Growth     Global Bond Equities   Opportunities
                                                              Portfolio    Portfolio    Portfolio  Portfolio    Portfolio
                                                              (Class 1)    (Class 1)    (Class 1)  (Class 1)    (Class 1)
                                                            ------------- -----------  ----------- ---------  -------------
Investment income:
   Dividends                                                 $   86,406   $        --  $1,191,375  $  37,041    $     --
                                                             ----------   -----------  ----------  ---------    --------
Expenses:
   Charges for distribution, mortality and expense risk         (86,735)     (113,353)   (137,246)   (55,230)    (13,927)
                                                             ----------   -----------  ----------  ---------    --------
Net investment income (loss)                                       (329)     (113,353)  1,054,129    (18,189)    (13,927)
                                                             ----------   -----------  ----------  ---------    --------
Net realized gains (losses) from sale of securities            (486,542)     (153,028)    118,474   (216,598)    146,329
Realized gain distributions                                          --            --      94,140         --      51,743
                                                             ----------   -----------  ----------  ---------    --------
Net realized gains (losses)                                    (486,542)     (153,028)    212,614   (216,598)    198,072
                                                             ----------   -----------  ----------  ---------    --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                          155,418    (2,552,924)    222,839   (999,477)    160,848
   End of period                                              1,991,070      (834,540)   (613,724)   (37,959)    217,801
                                                             ----------   -----------  ----------  ---------    --------
Change in net unrealized appreciation
   (depreciation) of investments                              1,835,652     1,718,384    (836,563)   961,518      56,953
                                                             ----------   -----------  ----------  ---------    --------
Increase (decrease) in net assets from operations            $1,348,781   $ 1,452,003  $  430,180  $ 726,731    $241,098
                                                             ==========   ===========  ==========  =========    ========

                                                                                                                      MFS
                                                                                     International International Massachusetts
                                                              Growth-    High-Yield   Diversified   Growth and     Investors
                                                              Income        Bond       Equities       Income         Trust
                                                             Portfolio   Portfolio     Portfolio     Portfolio     Portfolio
                                                             (Class 1)   (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                                            -----------  ----------  ------------- ------------- -------------
Investment income:
   Dividends                                                $   318,294  $  872,303    $  45,776    $   207,736    $ 31,259
                                                            -----------  ----------    ---------    -----------    --------
Expenses:
   Charges for distribution, mortality and expense risk        (211,258)   (131,831)     (47,948)       (88,296)    (36,413)
                                                            -----------  ----------    ---------    -----------    --------
Net investment income (loss)                                    107,036     740,472       (2,172)       119,440      (5,154)
                                                            -----------  ----------    ---------    -----------    --------
Net realized gains (losses) from sale of securities            (657,363)    (21,925)    (252,522)    (1,300,176)    196,916
Realized gain distributions                                     158,434          --           --             --          --
                                                            -----------  ----------    ---------    -----------    --------
Net realized gains (losses)                                    (498,929)    (21,925)    (252,522)    (1,300,176)    196,916
                                                            -----------  ----------    ---------    -----------    --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       (1,338,566)    127,578     (888,453)    (3,043,429)    346,582
   End of period                                              1,205,472   1,471,260       95,204       (224,532)    864,184
                                                            -----------  ----------    ---------    -----------    --------
Change in net unrealized appreciation
   (depreciation) of investments                              2,544,038   1,343,682      983,657      2,818,897     517,602
                                                            -----------  ----------    ---------    -----------    --------
Increase (decrease) in net assets from operations           $ 2,152,145  $2,062,229    $ 728,963    $ 1,638,161    $709,364
                                                            ===========  ==========    =========    ===========    ========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                                                 Small
                                                             MFS Total    Mid-Cap               Company
                                                              Return      Growth   Real Estate   Value   Technology
                                                             Portfolio   Portfolio  Portfolio  Portfolio Portfolio
                                                             (Class 1)   (Class 1)  (Class 1)  (Class 1) (Class 1)
                                                            -----------  --------- ----------- --------- ----------
Investment income:
   Dividends                                                $ 2,221,370  $     --  $   60,125  $ 15,259   $    --
                                                            -----------  --------  ----------  --------   -------
Expenses:
   Charges for distribution, mortality and expense risk        (726,968)  (30,839)    (55,873)  (44,885)   (3,020)
                                                            -----------  --------  ----------  --------   -------
Net investment income (loss)                                  1,494,402   (30,839)      4,252   (29,626)   (3,020)
                                                            -----------  --------  ----------  --------   -------
Net realized gains (losses) from sale of securities          (1,294,742)  251,758    (107,631)   57,713    31,306
Realized gain distributions                                          --        --          --        --        --
                                                            -----------  --------  ----------  --------   -------
Net realized gains (losses)                                  (1,294,742)  251,758    (107,631)   57,713    31,306
                                                            -----------  --------  ----------  --------   -------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       (5,744,931)  534,618     375,135   249,112    37,394
   End of period                                              2,385,526   824,002   1,292,683   770,328    32,204
                                                            -----------  --------  ----------  --------   -------
Change in net unrealized appreciation
   (depreciation) of investments                              8,130,457   289,384     917,548   521,216    (5,190)
                                                            -----------  --------  ----------  --------   -------
Increase (decrease) in net assets from operations           $ 8,330,117  $510,303  $  814,169  $549,303   $23,096
                                                            ===========  ========  ==========  ========   =======

                                                             Telecom  Total Return Aggressive  Alliance
                                                             Utility      Bond       Growth     Growth    Balanced
                                                            Portfolio  Portfolio   Portfolio   Portfolio  Portfolio
                                                            (Class 1)  (Class 1)   (Class 3)   (Class 3)  (Class 3)
                                                            --------- ------------ ---------- ----------  ---------
Investment income:
   Dividends                                                $ 76,963   $  817,802   $    --   $   20,806  $ 71,612
                                                            --------   ----------   -------   ----------  --------
Expenses:
   Charges for distribution, mortality and expense risk      (26,040)    (240,546)   (5,507)     (82,314)  (52,016)
                                                            --------   ----------   -------   ----------  --------
Net investment income (loss)                                  50,923      577,256    (5,507)     (61,508)   19,596
                                                            --------   ----------   -------   ----------  --------
Net realized gains (losses) from sale of securities           24,559      766,904    44,366      274,786   270,706
Realized gain distributions                                       --      168,018        --           --        --
                                                            --------   ----------   -------   ----------  --------
Net realized gains (losses)                                   24,559      934,922    44,366      274,786   270,706
                                                            --------   ----------   -------   ----------  --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        41,127    1,377,967    42,274       51,316   243,859
   End of period                                             227,981    1,510,442    71,044    1,201,709   526,406
                                                            --------   ----------   -------   ----------  --------
Change in net unrealized appreciation
   (depreciation) of investments                             186,854      132,475    28,770    1,150,393   282,547
                                                            --------   ----------   -------   ----------  --------
Increase (decrease) in net assets from operations           $262,336   $1,644,653   $67,629   $1,363,671  $572,849
                                                            ========   ==========   =======   ==========  ========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                            Blue Chip  Capital     Cash
                                                             Growth    Growth   Management   Corporate     Davis Venture
                                                            Portfolio Portfolio Portfolio  Bond Portfolio Value Portfolio
                                                            (Class 3) (Class 3) (Class 3)    (Class 3)       (Class 3)
                                                            --------- --------- ---------- -------------- ---------------
Investment income:
   Dividends                                                $     --  $  5,312  $      --   $ 9,266,735     $   461,808
                                                            --------  --------  ---------   -----------     -----------
Expenses:
   Charges for distribution, mortality and expense risk      (19,534)  (28,356)   (89,660)   (1,569,002)       (728,052)
                                                            --------  --------  ---------   -----------     -----------
Net investment income (loss)                                 (19,534)  (23,044)   (89,660)    7,697,733        (266,244)
                                                            --------  --------  ---------   -----------     -----------
Net realized gains (losses) from sale of securities          103,776   (18,099)   (56,006)    3,774,498      (5,544,754)
Realized gain distributions                                       --        --         --     1,792,381       4,878,438
                                                            --------  --------  ---------   -----------     -----------
Net realized gains (losses)                                  103,776   (18,099)   (56,006)    5,566,879        (666,316)
                                                            --------  --------  ---------   -----------     -----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       118,799   266,778    (23,858)   16,081,956      (5,676,616)
   End of period                                             221,146   699,220    (18,694)   20,214,144       4,371,193
                                                            --------  --------  ---------   -----------     -----------
Change in net unrealized appreciation
   (depreciation) of investments                             102,347   432,442      5,164     4,132,188      10,047,809
                                                            --------  --------  ---------   -----------     -----------
Increase (decrease) in net assets from operations           $186,589  $391,299  $(140,502)  $17,396,800     $ 9,115,249
                                                            ========  ========  =========   ===========     ===========

                                                             "Dogs"
                                                             of Wall   Emerging      Equity                   Fundamental
                                                             Street     Markets   Opportunities Foreign Value   Growth
                                                            Portfolio  Portfolio    Portfolio     Portfolio    Portfolio
                                                            (Class 3)  (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                                            --------- ----------  ------------- ------------- -----------
Investment income:
   Dividends                                                $ 59,481  $   35,511    $ 14,917     $ 1,570,616   $     --
                                                            --------  ----------    --------     -----------   --------
Expenses:
   Charges for distribution, mortality and expense risk      (23,405)    (92,117)    (15,120)       (708,791)   (27,913)
                                                            --------  ----------    --------     -----------   --------
Net investment income (loss)                                  36,076     (56,606)       (203)        861,825    (27,913)
                                                            --------  ----------    --------     -----------   --------
Net realized gains (losses) from sale of securities          218,116     764,054      89,644      (6,408,596)    72,701
Realized gain distributions                                       --          --          --              --         --
                                                            --------  ----------    --------     -----------   --------
Net realized gains (losses)                                  218,116     764,054      89,644      (6,408,596)    72,701
                                                            --------  ----------    --------     -----------   --------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                       226,951     875,822     154,243      (9,387,677)   420,834
   End of period                                             230,938   1,884,164     273,172      10,273,868    803,847
                                                            --------  ----------    --------     -----------   --------
Change in net unrealized appreciation
   (depreciation) of investments                               3,987   1,008,342     118,929      19,661,545    383,013
                                                            --------  ----------    --------     -----------   --------
Increase (decrease) in net assets from operations           $258,179  $1,715,790    $208,370     $14,114,774   $427,801
                                                            ========  ==========    ========     ===========   ========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                          Global      Growth       Growth-
                                                            Global Bond  Equities  Opportunities   Income      High-Yield
                                                             Portfolio   Portfolio   Portfolio    Portfolio  Bond Portfolio
                                                             (Class 3)   (Class 3)   (Class 3)    (Class 3)    (Class 3)
                                                            -----------  --------- ------------- ----------  --------------
Investment income:
   Dividends                                                $ 2,507,943  $  7,100   $       --   $  190,243   $ 2,324,517
                                                            -----------  --------   ----------   ----------   -----------
Expenses:
   Charges for distribution, mortality and expense risk        (249,409)  (11,420)    (198,290)     (96,164)     (325,187)
                                                            -----------  --------   ----------   ----------   -----------
Net investment income (loss)                                  2,258,534    (4,320)    (198,290)      94,079     1,999,330
                                                            -----------  --------   ----------   ----------   -----------
Net realized gains (losses) from sale of securities             121,239   (26,804)   1,219,998     (239,236)   (1,115,149)
Realized gain distributions                                     203,232        --      765,498      107,434            --
                                                            -----------  --------   ----------   ----------   -----------
Net realized gains (losses)                                     324,471   (26,804)   1,985,496     (131,802)   (1,115,149)
                                                            -----------  --------   ----------   ----------   -----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                          666,644   (35,657)   4,981,652       87,764    (1,028,398)
   End of period                                             (1,163,360)  177,378    6,535,017    1,168,361     3,522,206
                                                            -----------  --------   ----------   ----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments                             (1,830,004)  213,035    1,553,365    1,080,597     4,550,604
                                                            -----------  --------   ----------   ----------   -----------
Increase (decrease) in net assets from operations           $   753,001  $181,911   $3,340,571   $1,042,874   $ 5,434,785
                                                            ===========  ========   ==========   ==========   ===========

                                                            International International  Marsico         MFS
                                                             Diversified   Growth and    Focused    Massachusetts   MFS Total
                                                              Equities       Income      Growth    Investors Trust   Return
                                                              Portfolio     Portfolio   Portfolio     Portfolio     Portfolio
                                                              (Class 3)     (Class 3)   (Class 3)     (Class 3)     (Class 3)
                                                            ------------- ------------- ---------  --------------- -----------
Investment income:
   Dividends                                                 $    37,682   $   711,296  $   4,557    $   263,919   $ 2,778,653
                                                             -----------   -----------  ---------    -----------   -----------
Expenses:
   Charges for distribution, mortality and expense risk          (45,557)     (292,917)   (36,975)      (393,542)     (966,170)
                                                             -----------   -----------  ---------    -----------   -----------
Net investment income (loss)                                      (7,875)      418,379    (32,418)      (129,623)    1,812,483
                                                             -----------   -----------  ---------    -----------   -----------
Net realized gains (losses) from sale of securities             (584,007)   (1,484,110)  (142,853)     1,003,941    (3,489,992)
Realized gain distributions                                           --            --    136,273             --            --
                                                             -----------   -----------  ---------    -----------   -----------
Net realized gains (losses)                                     (584,007)   (1,484,110)    (6,580)     1,003,941    (3,489,992)
                                                             -----------   -----------  ---------    -----------   -----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        (1,047,515)     (341,832)    88,198      5,987,506    (8,010,380)
   End of period                                                 353,166     6,988,497    442,843     11,859,800     4,447,877
                                                             -----------   -----------  ---------    -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments                               1,400,681     7,330,329    354,645      5,872,294    12,458,257
                                                             -----------   -----------  ---------    -----------   -----------
Increase (decrease) in net assets from operations            $   808,799   $ 6,264,598  $ 315,647    $ 6,746,612   $10,780,748
                                                             ===========   ===========  =========    ===========   ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                                                                    SunAmerica
                                                              Mid-Cap                Small & Mid       Small         Dynamic
                                                              Growth    Real Estate   Cap Value       Company       Allocation
                                                             Portfolio   Portfolio    Portfolio   Value Portfolio   Portfolio
                                                             (Class 3)   (Class 3)    (Class 3)      (Class 3)    (Class 3) /(1)/
                                                            ----------  -----------  -----------  --------------- --------------
Investment income:
   Dividends                                                $       --  $   240,880  $   185,982    $    77,173     $  597,467
                                                            ----------  -----------  -----------    -----------     ----------
Expenses:
Charges for distribution, mortality and expense risk          (132,892)    (231,452)    (430,296)      (283,076)      (207,359)
                                                            ----------  -----------  -----------    -----------     ----------
Net investment income (loss)                                  (132,892)       9,428     (244,314)      (205,903)       390,108
                                                            ----------  -----------  -----------    -----------     ----------
Net realized gains (losses) from sale of securities            446,816    2,112,371    2,805,866        687,235         11,740
Realized gain distributions                                         --           --    3,673,038             --             --
                                                            ----------  -----------  -----------    -----------     ----------
Net realized gains (losses)                                    446,816    2,112,371    6,478,904        687,235         11,740
                                                            ----------  -----------  -----------    -----------     ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                         390,212    9,489,024   13,365,642      5,838,771             --
   End of period                                             1,544,948   11,158,168   14,978,105     10,301,423      1,138,013
                                                            ----------  -----------  -----------    -----------     ----------
Change in net unrealized appreciation
   (depreciation) of investments                             1,154,736    1,669,144    1,612,463      4,462,652      1,138,013
                                                            ----------  -----------  -----------    -----------     ----------
Increase (decrease) in net assets from operations           $1,468,660  $ 3,790,943  $ 7,847,053    $ 4,943,984     $1,539,861
                                                            ==========  ===========  ===========    ===========     ==========

                                                                                                                Invesco Van
                                                              SunAmerica                                        Kampen V.I.
                                                               Dynamic                  Telecom                   American
                                                               Strategy     Technology  Utility   Total Return   Franchise
                                                              Portfolio     Portfolio  Portfolio Bond Portfolio Fund (Series
                                                            (Class 3) /(2)/ (Class 3)  (Class 3)   (Class 3)        II)
                                                            --------------  ---------- --------- -------------- ------------
Investment income:
   Dividends                                                     $ 1         $    --   $ 45,365   $ 4,087,755    $       --
                                                                 ---         -------   --------   -----------    ----------
Expenses:
Charges for distribution, mortality and expense risk              --          (5,756)   (11,048)   (1,148,359)      (50,047)
                                                                 ---         -------   --------   -----------    ----------
Net investment income (loss)                                       1          (5,756)    34,317     2,939,396       (50,047)
                                                                 ---         -------   --------   -----------    ----------
Net realized gains (losses) from sale of securities               --          49,046     69,274     2,322,788       591,719
Realized gain distributions                                       --              --         --       887,861            --
                                                                 ---         -------   --------   -----------    ----------
Net realized gains (losses)                                       --          49,046     69,274     3,210,649       591,719
                                                                 ---         -------   --------   -----------    ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                            --          15,697    115,135     6,101,335     1,189,316
   End of period                                                   4           8,939    152,637     7,166,397     1,359,894
                                                                 ---         -------   --------   -----------    ----------
Change in net unrealized appreciation
   (depreciation) of investments                                   4          (6,758)    37,502     1,065,062       170,578
                                                                 ---         -------   --------   -----------    ----------
Increase (decrease) in net assets from operations                $ 5         $36,532   $141,093   $ 7,215,107    $  712,250
                                                                 ===         =======   ========   ===========    ==========

(1)For the period from January 23, 2012 (inception) to December 31, 2012.
(2)For the period from July 16, 2012 (inception) to December 31, 2012.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                        Invesco Van
                                                           Invesco Van  Kampen V.I.   Growth and
                                                           Kampen V.I.  Growth and      Income     Mid Cap Stock     Asset
                                                          Comstock Fund Income Fund   Portfolio      Portfolio     Allocation
                                                           (Series II)  (Series II)   (Class VC)    (Class VC)   Fund (Class 2)
                                                          ------------- -----------  ------------  ------------- --------------
Investment income:
   Dividends                                              $  3,404,812  $ 3,131,270  $  1,100,415   $   464,580   $ 5,711,010
                                                          ------------  -----------  ------------   -----------   -----------
Expenses:
   Charges for distribution, mortality and expense risk     (1,993,307)  (2,109,243)   (1,033,761)     (648,493)   (2,650,439)
                                                          ------------  -----------  ------------   -----------   -----------
Net investment income (loss)                                 1,411,505    1,022,027        66,654      (183,913)    3,060,571
                                                          ------------  -----------  ------------   -----------   -----------
Net realized gains (losses) from sale of securities         (3,950,014)  (2,356,748)   (3,708,026)   (3,185,443)    1,204,520
Realized gain distributions                                         --           --            --            --            --
                                                          ------------  -----------  ------------   -----------   -----------
Net realized gains (losses)                                 (3,950,014)  (2,356,748)   (3,708,026)   (3,185,443)    1,204,520
                                                          ------------  -----------  ------------   -----------   -----------
Net unrealized appreciation (depreciation) of
  investments:
   Beginning of period                                     (10,770,706)  (2,128,646)  (15,921,860)   (7,221,291)     (434,725)
   End of period                                            29,097,624   29,108,003       484,742     5,787,848    38,629,614
                                                          ------------  -----------  ------------   -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments                            39,868,330   31,236,649    16,406,602    13,009,139    39,064,339
                                                          ------------  -----------  ------------   -----------   -----------
Increase (decrease) in net assets from operations         $ 37,329,821  $29,901,928  $ 12,765,230   $ 9,639,783   $43,329,430
                                                          ============  ===========  ============   ===========   ===========

                                                                                                                    Franklin
                                                                                                                   Templeton
                                                                                                                      VIP
                                                                                                        Franklin    Founding
                                                                                                         Income      Funds
                                                                                                       Securities  Allocation
                                                            Global Growth  Growth Fund  Growth-Income     Fund        Fund
                                                            Fund (Class 2)  (Class 2)   Fund (Class 2) (Class 2)   (Class 2)
                                                            -------------- -----------  -------------- ----------  ----------
Investment income:
   Dividends                                                 $  2,438,753  $ 1,680,518   $  5,773,996  $1,265,269  $  680,824
                                                             ------------  -----------   ------------  ----------  ----------
Expenses:
   Charges for distribution, mortality and expense risk        (2,406,824)  (1,889,752)    (3,194,522)   (173,964)   (211,112)
                                                             ------------  -----------   ------------  ----------  ----------
Net investment income (loss)                                       31,929     (209,234)     2,579,474   1,091,305     469,712
                                                             ------------  -----------   ------------  ----------  ----------
Net realized gains (losses) from sale of securities               596,223       95,264     (5,981,338)    362,423     179,852
Realized gain distributions                                            --           --             --          --          --
                                                             ------------  -----------   ------------  ----------  ----------
Net realized gains (losses)                                       596,223       95,264     (5,981,338)    362,423     179,852
                                                             ------------  -----------   ------------  ----------  ----------
Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                        (14,750,144)  (8,030,758)   (37,060,140)  1,644,929   4,355,007
   End of period                                               38,442,318   26,026,623     22,990,741   2,278,089   7,004,927
                                                             ------------  -----------   ------------  ----------  ----------
Change in net unrealized appreciation
   (depreciation) of investments                               53,192,462   34,057,381     60,050,881     633,160   2,649,920
                                                             ------------  -----------   ------------  ----------  ----------
Increase (decrease) in net assets from operations            $ 53,820,614  $33,943,411   $ 56,649,017  $2,086,888  $3,299,484
                                                             ============  ===========   ============  ==========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                           STATEMENTS OF OPERATIONS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                Real Return
                                                                 Portfolio
                                                                 (Class 3)
                                                                -----------
    Investment income:
       Dividends                                                 $ 478,470
                                                                 ---------
    Expenses:
       Charges for distribution, mortality and expense risk       (126,808)
                                                                 ---------
    Net investment income (loss)                                   351,662
                                                                 ---------
    Net realized gains (losses) from sale of securities             44,612
    Realized gain distributions                                          1
                                                                 ---------
    Net realized gains (losses)                                     44,613
                                                                 ---------
    Net unrealized appreciation (depreciation) of investments:
       Beginning of period                                         134,229
       End of period                                                56,908
                                                                 ---------
    Change in net unrealized appreciation
       (depreciation) of investments                               (77,321)
                                                                 ---------
    Increase (decrease) in net assets from operations            $ 318,954
                                                                 =========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012

                                                                                           Government
                                                                  Asset       Capital         and                     Asset
                                                                Allocation  Appreciation  Quality Bond   Growth     Allocation
                                                                Portfolio    Portfolio     Portfolio    Portfolio   Portfolio
                                                                (Class 1)    (Class 1)     (Class 1)    (Class 1)   (Class 3)
                                                               -----------  ------------  ------------ -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   253,754  $   (697,670) $   685,081  $  (120,088) $  129,806
   Net realized gains (losses)                                       6,403     4,902,774    1,268,855   (2,012,945)    109,188
   Change in net unrealized appreciation (depreciation) of
     investments                                                 1,045,456    10,999,990     (453,864)   6,005,228     376,519
                                                               -----------  ------------  -----------  -----------  ----------
       Increase (decrease) in net assets from operations         1,305,613    15,205,094    1,500,072    3,872,195     615,513
                                                               -----------  ------------  -----------  -----------  ----------
From capital transactions:
   Net proceeds from units sold                                    173,940       222,528      215,711       53,593     556,310
   Cost of units redeemed                                       (1,976,674)  (11,250,022)  (8,900,209)  (4,899,463)   (720,379)
   Net transfers                                                   231,742    (4,035,391)   1,295,244   (1,618,497)    710,906
   Contract maintenance charge                                          --            --           --           --      (1,234)
   Adjustments to net assets allocated to contracts in
     payout period                                                    (503)       (1,244)      12,155        5,415          --
                                                               -----------  ------------  -----------  -----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                           (1,571,495)  (15,064,129)  (7,377,099)  (6,458,952)    545,603
                                                               -----------  ------------  -----------  -----------  ----------
Increase (decrease) in net assets                                 (265,882)      140,965   (5,877,027)  (2,586,757)  1,161,116
Net assets at beginning of period                               12,702,926    70,183,281   56,385,005   31,593,436   5,456,788
                                                               -----------  ------------  -----------  -----------  ----------
Net assets at end of period                                    $12,437,044  $ 70,324,246  $50,507,978  $29,006,679  $6,617,904
                                                               ===========  ============  ===========  ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        9,758        12,247       13,005        4,712      34,762
   Units redeemed                                                  (96,798)     (541,421)    (493,216)    (349,402)    (44,529)
   Units transferred                                                19,108      (199,055)      75,036     (115,336)     44,538
                                                               -----------  ------------  -----------  -----------  ----------
Increase (decrease) in units outstanding                           (67,932)     (728,229)    (405,175)    (460,026)     34,771
Beginning units                                                    642,249     3,863,350    3,152,043    2,361,780     357,310
                                                               -----------  ------------  -----------  -----------  ----------
Ending units                                                       574,317     3,135,121    2,746,868    1,901,754     392,081
                                                               ===========  ============  ===========  ===========  ==========

                                                                              Government
                                                                 Capital         and                     Natural   Aggressive
                                                               Appreciation  Quality Bond    Growth     Resources    Growth
                                                                Portfolio     Portfolio     Portfolio   Portfolio  Portfolio
                                                                (Class 3)     (Class 3)     (Class 3)   (Class 3)  (Class 1)
                                                               ------------  ------------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   (968,506) $  1,428,098  $  (23,970) $   (3,864) $  (53,198)
   Net realized gains (losses)                                    1,567,165     2,065,135    (171,917)   (481,228)   (215,251)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 22,352,254      (608,287)    698,033     620,875     900,121
                                                               ------------  ------------  ----------  ----------  ----------
       Increase (decrease) in net assets from operations         22,950,913     2,884,946     502,146     135,783     631,672
                                                               ------------  ------------  ----------  ----------  ----------
From capital transactions:
   Net proceeds from units sold                                   1,801,086    14,873,146     128,796      37,709       6,445
   Cost of units redeemed                                       (16,250,814)  (12,549,690)   (594,814)   (740,398)   (511,450)
   Net transfers                                                 (5,241,313)   28,967,979      71,376      58,529       7,026
   Contract maintenance charge                                      (17,021)      (15,196)       (736)     (1,230)         --
   Adjustments to net assets allocated to contracts in
     payout period                                                   (3,762)          (88)         --          --          34
                                                               ------------  ------------  ----------  ----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                           (19,711,824)   31,276,151    (395,378)   (645,390)   (497,945)
                                                               ------------  ------------  ----------  ----------  ----------
Increase (decrease) in net assets                                 3,239,089    34,161,097     106,768    (509,607)    133,727
Net assets at beginning of period                               105,117,546    97,013,952   3,958,202   6,378,281   4,336,866
                                                               ------------  ------------  ----------  ----------  ----------
Net assets at end of period                                    $108,356,635  $131,175,049  $4,064,970  $5,868,674  $4,470,593
                                                               ============  ============  ==========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        97,982       875,222      10,203       3,804         507
   Units redeemed                                                  (875,093)     (733,351)    (46,379)    (76,066)    (40,013)
   Units transferred                                               (273,819)    1,701,116       6,187       6,185       2,601
                                                               ------------  ------------  ----------  ----------  ----------
Increase (decrease) in units outstanding                         (1,050,930)    1,842,987     (29,989)    (66,077)    (36,905)
Beginning units                                                   6,638,165     5,757,968     341,477     654,820     381,288
                                                               ------------  ------------  ----------  ----------  ----------
Ending units                                                      5,587,235     7,600,955     311,488     588,743     344,383
                                                               ============  ============  ==========  ==========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                Alliance                  Blue Chip    Capital       Cash
                                                                 Growth      Balanced      Growth      Growth     Management
                                                                Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                                                                (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 1)
                                                               -----------  -----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  (154,578) $    41,053  $   (9,905) $   (4,821) $   (154,071)
   Net realized gains (losses)                                    (566,146)    (122,214)     30,117      92,305       (77,876)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 3,785,817    2,054,800      86,425      41,531        39,746
                                                               -----------  -----------  ----------  ----------  ------------
       Increase (decrease) in net assets from operations         3,065,093    1,973,639     106,637     129,015      (192,201)
                                                               -----------  -----------  ----------  ----------  ------------
From capital transactions:
   Net proceeds from units sold                                     21,488      303,058          --      35,381       478,285
   Cost of units redeemed                                       (2,341,267)  (1,838,572)    (97,007)   (300,248)  (10,231,544)
   Net transfers                                                  (138,920)     700,940      63,172    (163,171)    5,770,562
   Contract maintenance charge                                          --           --          --          --            --
   Adjustments to net assets allocated to contracts in
     payout period                                                   1,531        7,679          --          --         1,138
                                                               -----------  -----------  ----------  ----------  ------------
       Increase (decrease) in net assets from capital
         transactions                                           (2,457,168)    (826,895)    (33,835)   (428,038)   (3,981,559)
                                                               -----------  -----------  ----------  ----------  ------------
Increase (decrease) in net assets                                  607,925    1,146,744      72,802    (299,023)   (4,173,760)
Net assets at beginning of period                               20,614,056   16,862,084   1,032,130   1,138,262    19,038,886
                                                               -----------  -----------  ----------  ----------  ------------
Net assets at end of period                                    $21,221,981  $18,008,828  $1,104,932  $  839,239  $ 14,865,126
                                                               ===========  ===========  ==========  ==========  ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        1,354       24,051          --       4,070        41,191
   Units redeemed                                                 (103,699)    (114,188)    (14,895)    (35,631)     (876,496)
   Units transferred                                                  (905)      62,558       9,279     (19,797)      497,851
                                                               -----------  -----------  ----------  ----------  ------------
Increase (decrease) in units outstanding                          (103,250)     (27,579)     (5,616)    (51,358)     (337,454)
Beginning units                                                    927,957    1,107,883     174,245     148,001     1,583,571
                                                               -----------  -----------  ----------  ----------  ------------
Ending units                                                       824,707    1,080,304     168,629      96,643     1,246,117
                                                               ===========  ===========  ==========  ==========  ============


                                                                         Corporate Bond  Davis Venture   "Dogs" of Wall
                                                                           Portfolio    Value Portfolio Street Portfolio
                                                                           (Class 1)       (Class 1)       (Class 1)
                                                                         -------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                           $  2,800,982   $    (97,488)     $   39,481
   Net realized gains (losses)                                               2,705,162      2,303,806         126,315
   Change in net unrealized appreciation (depreciation) of investments       1,096,878      4,156,609         330,018
                                                                          ------------   ------------      ----------
       Increase (decrease) in net assets from operations                     6,603,022      6,362,927         495,814
                                                                          ------------   ------------      ----------
From capital transactions:
   Net proceeds from units sold                                                255,902        230,495          25,553
   Cost of units redeemed                                                  (11,091,791)    (8,505,466)       (795,685)
   Net transfers                                                              (267,928)    (2,541,585)        511,217
   Contract maintenance charge                                                      --             --              --
   Adjustments to net assets allocated to contracts
     in payout period                                                              925          6,773              87
                                                                          ------------   ------------      ----------
       Increase (decrease) in net assets from
         capital transactions                                              (11,102,892)   (10,809,783)       (258,828)
                                                                          ------------   ------------      ----------
Increase (decrease) in net assets                                           (4,499,870)    (4,446,856)        236,986
Net assets at beginning of period                                           68,020,756     57,459,907       3,758,211
                                                                          ------------   ------------      ----------
Net assets at end of period                                               $ 63,520,886   $ 53,013,051      $3,995,197
                                                                          ============   ============      ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                   12,447         15,651           1,652
   Units redeemed                                                             (488,814)      (508,560)        (46,181)
   Units transferred                                                           (13,153)      (150,145)         28,021
                                                                          ------------   ------------      ----------
Increase (decrease) in units outstanding                                      (489,520)      (643,054)        (16,508)
Beginning units                                                              3,163,389      3,661,616         247,452
                                                                          ------------   ------------      ----------
Ending units                                                                 2,673,869      3,018,562         230,944
                                                                          ============   ============      ==========

                                                                          Emerging
                                                                           Markets
                                                                          Portfolio
                                                                          (Class 1)
                                                                         -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $   (42,007)
   Net realized gains (losses)                                               621,233
   Change in net unrealized appreciation (depreciation) of investments       638,698
                                                                         -----------
       Increase (decrease) in net assets from operations                   1,217,924
                                                                         -----------
From capital transactions:
   Net proceeds from units sold                                               15,867
   Cost of units redeemed                                                 (1,015,092)
   Net transfers                                                            (670,005)
   Contract maintenance charge                                                    --
   Adjustments to net assets allocated to contracts
     in payout period                                                            747
                                                                         -----------
       Increase (decrease) in net assets from
         capital transactions                                             (1,668,483)
                                                                         -----------
Increase (decrease) in net assets                                           (450,559)
Net assets at beginning of period                                          7,759,890
                                                                         -----------
Net assets at end of period                                              $ 7,309,331
                                                                         ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                    630
   Units redeemed                                                            (48,441)
   Units transferred                                                         (29,537)
                                                                         -----------
Increase (decrease) in units outstanding                                     (77,348)
Beginning units                                                              404,082
                                                                         -----------
Ending units                                                                 326,734
                                                                         ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                               Equity     Fundamental                 Global
                                                               Equity Index Opportunities   Growth     Global Bond   Equities
                                                                Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                                                (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)
                                                               ------------ ------------- -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  (105,062)  $      (329) $  (113,353) $ 1,054,129  $  (18,189)
   Net realized gains (losses)                                      65,292      (486,542)    (153,028)     212,614    (216,598)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 1,297,916     1,835,652    1,718,384     (836,563)    961,518
                                                               -----------   -----------  -----------  -----------  ----------
       Increase (decrease) in net assets from operations         1,258,146     1,348,781    1,452,003      430,180     726,731
                                                               -----------   -----------  -----------  -----------  ----------
From capital transactions:
   Net proceeds from units sold                                      4,076        96,774       35,463       21,178       1,831
   Cost of units redeemed                                       (1,348,987)   (1,222,088)  (1,319,380)  (2,189,290)   (609,688)
   Net transfers                                                   (96,849)     (236,500)     (85,823)     281,983     (17,906)
   Contract maintenance charge                                          --            --           --           --          --
   Adjustments to net assets allocated to contracts in
     payout period                                                     851           402        1,491          (55)        100
                                                               -----------   -----------  -----------  -----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                           (1,440,909)   (1,361,412)  (1,368,249)  (1,886,184)   (625,663)
                                                               -----------   -----------  -----------  -----------  ----------
Increase (decrease) in net assets                                 (182,763)      (12,631)      83,754   (1,456,004)    101,068
Net assets at beginning of period                                9,620,430     8,917,611    9,920,792   15,102,584   4,878,592
                                                               -----------   -----------  -----------  -----------  ----------
Net assets at end of period                                    $ 9,437,667   $ 8,904,980  $10,004,546  $13,646,580  $4,979,660
                                                               ===========   ===========  ===========  ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          396         7,917        2,830        1,100          90
   Units redeemed                                                 (129,504)      (81,931)    (124,309)    (113,347)    (45,083)
   Units transferred                                                (8,637)      (15,433)      (8,106)      16,650      (1,082)
                                                               -----------   -----------  -----------  -----------  ----------
Increase (decrease) in units outstanding                          (137,745)      (89,447)    (129,585)     (95,597)    (46,075)
Beginning units                                                  1,008,160       679,123      979,576      786,317     375,753
                                                               -----------   -----------  -----------  -----------  ----------
Ending units                                                       870,415       589,676      849,991      690,720     329,678
                                                               ===========   ===========  ===========  ===========  ==========

                                                                                                         International
                                                                  Growth       Growth-                    Diversified
                                                               Opportunities   Income       High-Yield     Equities
                                                                 Portfolio    Portfolio   Bond Portfolio   Portfolio
                                                                 (Class 1)    (Class 1)     (Class 1)      (Class 1)
                                                               ------------- -----------  -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $  (13,927)  $   107,036   $   740,472    $   (2,172)
   Net realized gains (losses)                                     198,072      (498,929)      (21,925)     (252,522)
   Change in net unrealized appreciation (depreciation)
     of investments                                                 56,953     2,544,038     1,343,682       983,657
                                                                ----------   -----------   -----------    ----------
       Increase (decrease) in net assets from operations           241,098     2,152,145     2,062,229       728,963
                                                                ----------   -----------   -----------    ----------
From capital transactions:
   Net proceeds from units sold                                     62,819       124,170       108,292        42,188
   Cost of units redeemed                                         (260,619)   (2,064,160)   (2,531,715)     (681,358)
   Net transfers                                                    44,508       (39,086)      687,677      (348,813)
   Contract maintenance charge                                          --            --            --            --
   Adjustments to net assets allocated to contracts
     in payout period                                                   --         2,521           (64)        3,480
                                                                ----------   -----------   -----------    ----------
       Increase (decrease) in net assets from capital
         transactions                                             (153,292)   (1,976,555)   (1,735,810)     (984,503)
                                                                ----------   -----------   -----------    ----------
Increase (decrease) in net assets                                   87,806       175,590       326,419      (255,540)
Net assets at beginning of period                                1,550,205    17,904,980    13,645,893     4,981,467
                                                                ----------   -----------   -----------    ----------
Net assets at end of period                                     $1,638,011   $18,080,570   $13,972,312    $4,725,927
                                                                ==========   ===========   ===========    ==========
ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
   Units sold                                                        9,324         6,393         6,018         4,711
   Units redeemed                                                  (38,427)     (104,940)     (136,472)      (72,281)
   Units transferred                                                 5,237         8,004        39,220       (35,833)
                                                                ----------   -----------   -----------    ----------
Increase (decrease) in units outstanding                           (23,866)      (90,543)      (91,234)     (103,403)
Beginning units                                                    254,477       934,705       766,664       560,559
                                                                ----------   -----------   -----------    ----------
Ending units                                                       230,611       844,162       675,430       457,156
                                                                ==========   ===========   ===========    ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                                   MFS
                                                                International Massachusetts
                                                                 Growth and     Investors     MFS Total     Mid-Cap
                                                                   Income         Trust        Return       Growth    Real Estate
                                                                  Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                                                                  (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)
                                                                ------------- ------------- ------------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                  $   119,440   $   (5,154)  $  1,494,402  $  (30,839) $    4,252
   Net realized gains (losses)                                    (1,300,176)     196,916     (1,294,742)    251,758    (107,631)
   Change in net unrealized appreciation (depreciation) of
     investments                                                   2,818,897      517,602      8,130,457     289,384     917,548
                                                                 -----------   ----------   ------------  ----------  ----------
       Increase (decrease) in net assets from operations           1,638,161      709,364      8,330,117     510,303     814,169
                                                                 -----------   ----------   ------------  ----------  ----------
From capital transactions:
   Net proceeds from units sold                                       67,302       18,931        331,111      33,515      32,479
   Cost of units redeemed                                         (1,176,447)    (406,283)   (13,788,877)   (584,289)   (813,525)
   Net transfers                                                    (118,320)    (107,468)    (1,297,416)    (80,686)     91,711
   Contract maintenance charge                                            --           --             --          --          --
   Adjustments to net assets allocated to contracts in payout
     period                                                           (2,576)          62           (862)         --         100
                                                                 -----------   ----------   ------------  ----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                             (1,230,041)    (494,758)   (14,756,044)   (631,460)   (689,235)
                                                                 -----------   ----------   ------------  ----------  ----------
Increase (decrease) in net assets                                    408,120      214,606     (6,425,927)   (121,157)    124,934
Net assets at beginning of period                                  8,694,008    4,000,677     86,038,905   3,521,322   5,299,776
                                                                 -----------   ----------   ------------  ----------  ----------
Net assets at end of period                                      $ 9,102,128   $4,215,283   $ 79,612,978  $3,400,165  $5,424,710
                                                                 ===========   ==========   ============  ==========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          6,186        1,584         20,411       3,115       1,115
   Units redeemed                                                   (102,162)     (33,093)      (785,186)    (55,317)    (25,761)
   Units transferred                                                  (8,785)      (8,163)       (75,313)     (7,748)      1,764
                                                                 -----------   ----------   ------------  ----------  ----------
Increase (decrease) in units outstanding                            (104,761)     (39,672)      (840,088)    (59,950)    (22,882)
Beginning units                                                      820,755      367,906      5,205,010     372,085     192,759
                                                                 -----------   ----------   ------------  ----------  ----------
Ending units                                                         715,994      328,234      4,364,922     312,135     169,877
                                                                 ===========   ==========   ============  ==========  ==========

                                                                                                      Telecom
                                                                          Small Company  Technology   Utility    Total Return
                                                                         Value Portfolio Portfolio   Portfolio  Bond Portfolio
                                                                            (Class 1)    (Class 1)   (Class 1)    (Class 1)
                                                                         --------------- ---------- ----------  --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                            $  (29,626)    $ (3,020) $   50,923   $   577,256
   Net realized gains (losses)                                                 57,713       31,306      24,559       934,922
   Change in net unrealized appreciation (depreciation) of investments        521,216       (5,190)    186,854       132,475
                                                                           ----------     --------  ----------   -----------
       Increase (decrease) in net assets from operations                      549,303       23,096     262,336     1,644,653
                                                                           ----------     --------  ----------   -----------
From capital transactions:
   Net proceeds from units sold                                                   138           --       8,241       435,352
   Cost of units redeemed                                                    (485,936)     (69,568)   (314,871)   (4,128,979)
   Net transfers                                                             (157,405)      38,549     100,047     2,545,073
   Contract maintenance charge                                                     --           --          --            --
   Adjustments to net assets allocated to contracts in payout period               --           --       1,700           242
                                                                           ----------     --------  ----------   -----------
       Increase (decrease) in net assets from capital transactions           (643,203)     (31,019)   (204,883)   (1,148,312)
                                                                           ----------     --------  ----------   -----------
Increase (decrease) in net assets                                             (93,900)      (7,923)     57,453       496,341
Net assets at beginning of period                                           3,681,375      318,713   2,245,084    26,095,979
                                                                           ----------     --------  ----------   -----------
Net assets at end of period                                                $3,587,475     $310,790  $2,302,537   $26,592,320
                                                                           ==========     ========  ==========   ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
   Units sold                                                                       5           --         653        21,622
   Units redeemed                                                             (17,522)     (27,350)    (20,452)     (194,729)
   Units transferred                                                           (5,554)      15,267       8,546       125,112
                                                                           ----------     --------  ----------   -----------
Increase (decrease) in units outstanding                                      (23,071)     (12,083)    (11,253)      (47,995)
Beginning units                                                               141,214      139,237     142,761     1,281,945
                                                                           ----------     --------  ----------   -----------
Ending units                                                                  118,143      127,154     131,508     1,233,950
                                                                           ==========     ========  ==========   ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)


                                                                Aggressive  Alliance                 Blue Chip    Capital
                                                                  Growth     Growth      Balanced     Growth      Growth
                                                                Portfolio   Portfolio    Portfolio   Portfolio   Portfolio
                                                                (Class 3)   (Class 3)    (Class 3)   (Class 3)   (Class 3)
                                                                ---------- -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                  $ (5,507) $   (61,508) $   19,596  $  (19,534) $  (23,044)
   Net realized gains (losses)                                     44,366      274,786     270,706     103,776     (18,099)
   Change in net unrealized appreciation (depreciation) of
     investments                                                   28,770    1,150,393     282,547     102,347     432,442
                                                                 --------  -----------  ----------  ----------  ----------
       Increase (decrease) in net assets from operations           67,629    1,363,671     572,849     186,589     391,299
                                                                 --------  -----------  ----------  ----------  ----------
From capital transactions:
   Net proceeds from units sold                                     9,998       82,881     642,331     197,057     115,762
   Cost of units redeemed                                         (54,836)  (1,448,490)   (513,838)   (202,506)   (373,094)
   Net transfers                                                  434,835     (211,687)  1,443,427     331,396      10,123
   Contract maintenance charge                                       (157)      (1,550)     (1,111)       (339)       (421)
   Adjustments to net assets allocated to contracts in payout
     period                                                            --           --          --          --          --
                                                                 --------  -----------  ----------  ----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                             389,840   (1,578,846)  1,570,809     325,608    (247,630)
                                                                 --------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets                                 457,469     (215,175)  2,143,658     512,197     143,669
Net assets at beginning of period                                 385,850    9,130,254   4,064,697   1,777,763   3,109,242
                                                                 --------  -----------  ----------  ----------  ----------
Net assets at end of period                                      $843,319  $ 8,915,079  $6,208,355  $2,289,960  $3,252,911
                                                                 ========  ===========  ==========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       1,111        9,266      59,033      31,233      13,755
   Units redeemed                                                  (6,241)    (161,566)    (46,916)    (31,659)    (43,985)
   Units transferred                                               48,337      (22,585)    135,741      52,456       1,513
                                                                 --------  -----------  ----------  ----------  ----------
Increase (decrease) in units outstanding                           43,207     (174,885)    147,858      52,030     (28,717)
Beginning units                                                    47,837    1,143,404     398,661     304,672     409,439
                                                                 --------  -----------  ----------  ----------  ----------
Ending units                                                       91,044      968,519     546,519     356,702     380,722
                                                                 ========  ===========  ==========  ==========  ==========

                                                                                                         Davis
                                                                             Cash                       Venture     "Dogs" of
                                                                          Management     Corporate       Value     Wall Street
                                                                          Portfolio    Bond Portfolio  Portfolio    Portfolio
                                                                          (Class 3)      (Class 3)     (Class 3)    (Class 3)
                                                                         ------------  -------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $    (89,660)  $  7,697,733  $  (266,244) $   36,076
   Net realized gains (losses)                                                (56,006)     5,566,879     (666,316)    218,116
   Change in net unrealized appreciation (depreciation) of investments          5,164      4,132,188   10,047,809       3,987
                                                                         ------------   ------------  -----------  ----------
       Increase (decrease) in net assets from operations                     (140,502)    17,396,800    9,115,249     258,179
                                                                         ------------   ------------  -----------  ----------
From capital transactions:
   Net proceeds from units sold                                             3,070,825      6,688,754    2,355,237   1,219,495
   Cost of units redeemed                                                 (12,952,117)   (20,875,434)  (9,089,374)   (390,431)
   Net transfers                                                            6,585,958      9,674,981      695,655   1,456,328
   Contract maintenance charge                                                 (2,637)       (23,323)     (12,030)       (318)
   Adjustments to net assets allocated to contracts in payout period               --           (481)      (2,323)       (132)
                                                                         ------------   ------------  -----------  ----------
       Increase (decrease) in net assets from capital transactions         (3,297,971)    (4,535,503)  (6,052,835)  2,284,942
                                                                         ------------   ------------  -----------  ----------
Increase (decrease) in net assets                                          (3,438,473)    12,861,297    3,062,414   2,543,121
Net assets at beginning of period                                          13,425,444    172,812,534   81,238,583   1,722,968
                                                                         ------------   ------------  -----------  ----------
Net assets at end of period                                              $  9,986,971   $185,673,831  $84,300,997  $4,266,089
                                                                         ============   ============  ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                 272,552        304,486      158,564      67,717
   Units redeemed                                                          (1,137,154)      (942,454)    (608,687)    (21,664)
   Units transferred                                                          576,303        439,166       48,570      78,954
                                                                         ------------   ------------  -----------  ----------
Increase (decrease) in units outstanding                                     (288,299)      (198,802)    (401,553)    125,007
Beginning units                                                             1,171,718      8,239,617    5,871,997     103,475
                                                                         ------------   ------------  -----------  ----------
Ending units                                                                  883,419      8,040,815    5,470,444     228,482
                                                                         ============   ============  ===========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)

                                                                 Emerging       Equity       Foreign    Fundamental   Global
                                                                  Markets    Opportunities    Value       Growth       Bond
                                                                 Portfolio     Portfolio    Portfolio    Portfolio   Portfolio
                                                                 (Class 3)     (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                                                -----------  ------------- -----------  ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $   (56,606)  $     (203)  $   861,825  $  (27,913) $ 2,258,534
   Net realized gains (losses)                                      764,054       89,644    (6,408,596)     72,701      324,471
   Change in net unrealized appreciation (depreciation) of
     investments                                                  1,008,342      118,929    19,661,545     383,013   (1,830,004)
                                                                -----------   ----------   -----------  ----------  -----------
       Increase (decrease) in net assets from operations          1,715,790      208,370    14,114,774     427,801      753,001
                                                                -----------   ----------   -----------  ----------  -----------
From capital transactions:
   Net proceeds from units sold                                     525,555      709,849     8,647,581      82,807    1,688,813
   Cost of units redeemed                                          (988,498)    (203,499)   (7,061,379)   (249,678)  (2,777,336)
   Net transfers                                                    659,270      803,181     9,167,583     238,478    4,343,550
   Contract maintenance charge                                       (1,195)        (226)      (10,665)       (320)      (3,616)
   Adjustments to net assets allocated to contracts in payout
     period                                                              --           --          (516)         --       (1,040)
                                                                -----------   ----------   -----------  ----------  -----------
       Increase (decrease) in net assets from capital
         transactions                                               195,132    1,309,305    10,742,604      71,287    3,250,371
                                                                -----------   ----------   -----------  ----------  -----------
Increase (decrease) in net assets                                 1,910,922    1,517,675    24,857,378     499,088    4,003,372
Net assets at beginning of period                                 9,319,379    1,089,923    64,786,340   2,829,282   26,445,146
                                                                -----------   ----------   -----------  ----------  -----------
Net assets at end of period                                     $11,230,301   $2,607,598   $89,643,718  $3,328,370  $30,448,518
                                                                ===========   ==========   ===========  ==========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        22,783       53,194       965,339      11,023       92,704
   Units redeemed                                                   (42,174)     (15,162)     (778,562)    (32,908)    (151,382)
   Units transferred                                                 31,222       59,491     1,119,232      32,339      238,424
                                                                -----------   ----------   -----------  ----------  -----------
Increase (decrease) in units outstanding                             11,831       97,523     1,306,009      10,454      179,746
Beginning units                                                     432,992       90,495     7,616,670     422,765    1,469,111
                                                                -----------   ----------   -----------  ----------  -----------
Ending units                                                        444,823      188,018     8,922,679     433,219    1,648,857
                                                                ===========   ==========   ===========  ==========  ===========

                                                                           Global       Growth       Growth-       High-
                                                                          Equities   Opportunities   Income      Yield Bond
                                                                          Portfolio    Portfolio    Portfolio    Portfolio
                                                                          (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                                                         ----------  ------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $   (4,320)  $  (198,290) $    94,079  $ 1,999,330
   Net realized gains (losses)                                              (26,804)    1,985,496     (131,802)  (1,115,149)
   Change in net unrealized appreciation (depreciation) of investments      213,035     1,553,365    1,080,597    4,550,604
                                                                         ----------   -----------  -----------  -----------
       Increase (decrease) in net assets from operations                    181,911     3,340,571    1,042,874    5,434,785
                                                                         ----------   -----------  -----------  -----------
From capital transactions:
   Net proceeds from units sold                                             165,542     1,854,260    2,729,532    1,164,194
   Cost of units redeemed                                                  (161,141)   (1,823,607)    (794,425)  (4,182,874)
   Net transfers                                                             84,100     1,946,027    4,172,108    1,350,182
   Contract maintenance charge                                                 (183)       (2,050)      (1,306)      (5,321)
   Adjustments to net assets allocated to contracts in payout period             --            --           15          420
                                                                         ----------   -----------  -----------  -----------
       Increase (decrease) in net assets from capital transactions           88,318     1,974,630    6,105,924   (1,673,399)
                                                                         ----------   -----------  -----------  -----------
Increase (decrease) in net assets                                           270,229     5,315,201    7,148,798    3,761,386
Net assets at beginning of period                                         1,155,601    19,802,800    6,662,058   35,021,899
                                                                         ----------   -----------  -----------  -----------
Net assets at end of period                                              $1,425,830   $25,118,001  $13,810,856  $38,783,285
                                                                         ==========   ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
   Units sold                                                                17,167       278,419      263,444       65,238
   Units redeemed                                                           (17,076)     (274,367)     (75,882)    (233,407)
   Units transferred                                                          9,051       293,253      403,035       79,619
                                                                         ----------   -----------  -----------  -----------
Increase (decrease) in units outstanding                                      9,142       297,305      590,597      (88,550)
Beginning units                                                             133,917     3,300,537      694,256    2,111,423
                                                                         ----------   -----------  -----------  -----------
Ending units                                                                143,059     3,597,842    1,284,853    2,022,873
                                                                         ==========   ===========  ===========  ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)

                                                                                                            MFS
                                                               International International   Marsico   Massachusetts
                                                                Diversified     Growth       Focused     Investors
                                                                 Equities     and Income     Growth        Trust
                                                                 Portfolio     Portfolio    Portfolio    Portfolio
                                                                 (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                                               ------------- ------------- ----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $   (7,875)   $   418,379  $  (32,418)  $  (129,623)
   Net realized gains (losses)                                    (584,007)    (1,484,110)     (6,580)    1,003,941
   Change in net unrealized appreciation (depreciation) of
     investments                                                 1,400,681      7,330,329     354,645     5,872,294
                                                                ----------    -----------  ----------   -----------
       Increase (decrease) in net assets from operations           808,799      6,264,598     315,647     6,746,612
                                                                ----------    -----------  ----------   -----------
From capital transactions:
   Net proceeds from units sold                                    741,622        101,379     595,466     6,135,092
   Cost of units redeemed                                         (571,951)    (2,989,088)   (334,820)   (3,169,902)
   Net transfers                                                   174,735     (1,726,615)    881,062     8,369,853
   Contract maintenance charge                                        (723)        (3,438)       (570)       (4,836)
   Adjustments to net assets allocated to contracts in
     payout period                                                      --             --          --            --
                                                                ----------    -----------  ----------   -----------
       Increase (decrease) in net assets from capital
         transactions                                              343,683     (4,617,762)  1,141,138    11,330,207
                                                                ----------    -----------  ----------   -----------
Increase (decrease) in net assets                                1,152,482      1,646,836   1,456,785    18,076,819
Net assets at beginning of period                                4,648,045     32,850,575   3,170,730    33,390,332
                                                                ----------    -----------  ----------   -----------
Net assets at end of period                                     $5,800,527    $34,497,411  $4,627,515   $51,467,151
                                                                ==========    ===========  ==========   ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       91,017          9,479      54,203       518,625
   Units redeemed                                                  (69,442)      (280,156)    (30,585)     (264,885)
   Units transferred                                                24,931       (146,337)     80,847       719,671
                                                                ----------    -----------  ----------   -----------
Increase (decrease) in units outstanding                            46,506       (417,014)    104,465       973,411
Beginning units                                                    599,697      3,349,655     317,623     3,118,241
                                                                ----------    -----------  ----------   -----------
Ending units                                                       646,203      2,932,641     422,088     4,091,652
                                                                ==========    ===========  ==========   ===========


                                                                 MFS Total
                                                                  Return
                                                                 Portfolio
                                                                 (Class 3)
                                                               ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  1,812,483
   Net realized gains (losses)                                   (3,489,992)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 12,458,257
                                                               ------------
       Increase (decrease) in net assets from operations         10,780,748
                                                               ------------
From capital transactions:
   Net proceeds from units sold                                   3,283,391
   Cost of units redeemed                                       (14,568,961)
   Net transfers                                                  1,309,027
   Contract maintenance charge                                      (17,259)
   Adjustments to net assets allocated to contracts in
     payout period                                                     (634)
                                                               ------------
       Increase (decrease) in net assets from capital
         transactions                                            (9,994,436)
                                                               ------------
Increase (decrease) in net assets                                   786,312
Net assets at beginning of period                               111,079,120
                                                               ------------
Net assets at end of period                                    $111,865,432
                                                               ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       189,687
   Units redeemed                                                  (840,973)
   Units transferred                                                 74,558
                                                               ------------
Increase (decrease) in units outstanding                           (576,728)
Beginning units                                                   6,808,929
                                                               ------------
Ending units                                                      6,232,201
                                                               ============

                                                                                                   Small & Mid     Small
                                                                           Mid-Cap       Real          Cap        Company
                                                                           Growth       Estate        Value        Value
                                                                          Portfolio    Portfolio    Portfolio    Portfolio
                                                                          (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                                                         -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $  (132,892) $     9,428  $  (244,314) $  (205,903)
   Net realized gains (losses)                                               446,816    2,112,371    6,478,904      687,235
   Change in net unrealized appreciation (depreciation) of investments     1,154,736    1,669,144    1,612,463    4,462,652
                                                                         -----------  -----------  -----------  -----------
       Increase (decrease) in net assets from operations                   1,468,660    3,790,943    7,847,053    4,943,984
                                                                         -----------  -----------  -----------  -----------
From capital transactions:
   Net proceeds from units sold                                            3,405,189    1,577,931    1,786,723    2,047,682
   Cost of units redeemed                                                 (1,077,858)  (2,301,714)  (4,341,865)  (2,862,641)
   Net transfers                                                           6,198,179    1,560,005    1,620,316    2,087,767
   Contract maintenance charge                                                (2,394)      (2,660)      (4,977)      (4,209)
   Adjustments to net assets allocated to contracts in payout period              --           --         (269)        (243)
                                                                         -----------  -----------  -----------  -----------
       Increase (decrease) in net assets from capital transactions         8,523,116      833,562     (940,072)   1,268,356
                                                                         -----------  -----------  -----------  -----------
Increase (decrease) in net assets                                          9,991,776    4,624,505    6,906,981    6,212,340
Net assets at beginning of period                                          7,862,931   23,668,467   44,564,972   27,942,383
                                                                         -----------  -----------  -----------  -----------
Net assets at end of period                                              $17,854,707  $28,292,972  $51,471,953  $34,154,723
                                                                         ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
   Units sold                                                                328,414       48,611      152,064      198,858
   Units redeemed                                                           (104,303)     (70,495)    (367,801)    (277,697)
   Units transferred                                                         606,716       48,098      155,496      222,648
                                                                         -----------  -----------  -----------  -----------
Increase (decrease) in units outstanding                                     830,827       26,214      (60,241)     143,809
Beginning units                                                              845,004      808,937    4,147,775    2,899,537
                                                                         -----------  -----------  -----------  -----------
Ending units                                                               1,675,831      835,151    4,087,534    3,043,346
                                                                         ===========  ===========  ===========  ===========

(1)For the period from January 23, 2012 (inception) to December 31, 2012.
(2)For the period from July 16, 2012 (inception) to December 31, 2012.

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)

                                                                                           Sun-
                                                                                          America
                                                                           SunAmerica     Dynamic
                                                                            Dynamic      Strategy               Telecom
                                                                           Allocation    Portfolio Technology   Utility
                                                                           Portfolio     (Class 3) Portfolio   Portfolio
                                                                         (Class 3) /(1)/   /(2)/   (Class 3)   (Class 3)
                                                                         --------------  --------- ---------- ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                           $   390,108      $  1     $ (5,756) $   34,317
   Net realized gains (losses)                                                 11,740        --       49,046      69,274
   Change in net unrealized appreciation (depreciation) of
     investments                                                            1,138,013         4       (6,758)     37,502
                                                                          -----------      ----     --------  ----------
       Increase (decrease) in net assets from operations                    1,539,861         5       36,532     141,093
                                                                          -----------      ----     --------  ----------
From capital transactions:
   Net proceeds from units sold                                            43,431,418        --       34,047     167,665
   Cost of units redeemed                                                    (766,672)       --      (80,008)   (153,420)
   Net transfers                                                           26,986,854       100       36,833     128,185
   Contract maintenance charge                                                     (2)       --         (139)       (174)
   Adjustments to net assets allocated to contracts in payout
     period                                                                        --        --           --          --
                                                                          -----------      ----     --------  ----------
       Increase (decrease) in net assets from capital transactions         69,651,598       100       (9,267)    142,256
                                                                          -----------      ----     --------  ----------
Increase (decrease) in net assets                                          71,191,459       105       27,265     283,349
Net assets at beginning of period                                                  --        --      586,022   1,138,993
                                                                          -----------      ----     --------  ----------
Net assets at end of period                                               $71,191,459      $105     $613,287  $1,422,342
                                                                          ===========      ====     ========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                               4,218,437        --       14,024      13,107
   Units redeemed                                                             (73,099)       --      (32,123)    (12,007)
   Units transferred                                                        2,592,138        10       14,414       9,661
                                                                          -----------      ----     --------  ----------
Increase (decrease) in units outstanding                                    6,737,476        10       (3,685)     10,761
Beginning units                                                                    --        --      258,808      93,254
                                                                          -----------      ----     --------  ----------
Ending units                                                                6,737,476        10      255,123     104,015
                                                                          ===========      ====     ========  ==========


                                                                             Total
                                                                            Return
                                                                             Bond
                                                                           Portfolio
                                                                           (Class 3)
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $  2,939,396
   Net realized gains (losses)                                              3,210,649
   Change in net unrealized appreciation (depreciation) of
     investments                                                            1,065,062
                                                                         ------------
       Increase (decrease) in net assets from operations                    7,215,107
                                                                         ------------
From capital transactions:
   Net proceeds from units sold                                            13,472,532
   Cost of units redeemed                                                 (10,558,987)
   Net transfers                                                           35,361,465
   Contract maintenance charge                                                (16,175)
   Adjustments to net assets allocated to contracts in payout
     period                                                                        --
                                                                         ------------
       Increase (decrease) in net assets from capital transactions         38,258,835
                                                                         ------------
Increase (decrease) in net assets                                          45,473,942
Net assets at beginning of period                                          99,250,165
                                                                         ------------
Net assets at end of period                                              $144,724,107
                                                                         ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                 676,314
   Units redeemed                                                            (521,825)
   Units transferred                                                        1,766,060
                                                                         ------------
Increase (decrease) in units outstanding                                    1,920,549
Beginning units                                                             5,088,050
                                                                         ------------
Ending units                                                                7,008,599
                                                                         ============

                                                                         Invesco Van                  Invesco Van
                                                                         Kampen V.I.   Invesco Van    Kampen V.I.
                                                                          American     Kampen V.I.       Growth
                                                                          Franchise     Comstock          and
                                                                            Fund          Fund           Income
                                                                         (Series II)   (Series II)  Fund (Series II)
                                                                         -----------  ------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $   (50,047) $  1,411,505    $  1,022,027
   Net realized gains (losses)                                               591,719    (3,950,014)     (2,356,748)
   Change in net unrealized appreciation (depreciation) of
     investments                                                             170,578    39,868,330      31,236,649
                                                                         -----------  ------------    ------------
       Increase (decrease) in net assets from operations                     712,250    37,329,821      29,901,928
                                                                         -----------  ------------    ------------
From capital transactions:
   Net proceeds from units sold                                               24,805     7,106,835       8,919,040
   Cost of units redeemed                                                 (1,098,491)  (31,599,850)    (31,803,458)
   Net transfers                                                            (194,568)      823,366       6,668,391
   Contract maintenance charge                                                  (394)      (22,072)        (23,386)
   Adjustments to net assets allocated to contracts in payout period              --        (4,196)          1,665
                                                                         -----------  ------------    ------------
       Increase (decrease) in net assets from capital transactions        (1,268,648)  (23,695,917)    (16,237,748)
                                                                         -----------  ------------    ------------
Increase (decrease) in net assets                                           (556,398)   13,633,904      13,664,180
Net assets at beginning of period                                          5,785,568   215,633,423     227,760,765
                                                                         -----------  ------------    ------------
Net assets at end of period                                              $ 5,229,170  $229,267,327    $241,424,945
                                                                         ===========  ============    ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                  2,133       509,042         575,173
   Units redeemed                                                            (93,357)   (2,238,692)     (2,021,728)
   Units transferred                                                         (15,852)       80,989         436,504
                                                                         -----------  ------------    ------------
Increase (decrease) in units outstanding                                    (107,076)   (1,648,661)     (1,010,051)
Beginning units                                                              547,888    16,891,729      15,734,906
                                                                         -----------  ------------    ------------
Ending units                                                                 440,812    15,243,068      14,724,855
                                                                         ===========  ============    ============


                                                                          Growth and
                                                                            Income
                                                                          Portfolio
                                                                          (Class VC)
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $     66,654
   Net realized gains (losses)                                             (3,708,026)
   Change in net unrealized appreciation (depreciation) of
     investments                                                           16,406,602
                                                                         ------------
       Increase (decrease) in net assets from operations                   12,765,230
                                                                         ------------
From capital transactions:
   Net proceeds from units sold                                               858,779
   Cost of units redeemed                                                 (17,005,182)
   Net transfers                                                           (3,502,831)
   Contract maintenance charge                                                 (8,656)
   Adjustments to net assets allocated to contracts in payout period           (2,049)
                                                                         ------------
       Increase (decrease) in net assets from capital transactions        (19,659,939)
                                                                         ------------
Increase (decrease) in net assets                                          (6,894,709)
Net assets at beginning of period                                         120,543,506
                                                                         ------------
Net assets at end of period                                              $113,648,797
                                                                         ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                  68,740
   Units redeemed                                                          (1,349,451)
   Units transferred                                                         (277,087)
                                                                         ------------
Increase (decrease) in units outstanding                                   (1,557,798)
Beginning units                                                            10,291,928
                                                                         ------------
Ending units                                                                8,734,130
                                                                         ============

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2012
                                  (continued)

                                                                             Mid Cap          Asset         Global
                                                                         Stock Portfolio Allocation Fund  Growth Fund
                                                                           (Class VC)       (Class 2)      (Class 2)
                                                                         --------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                           $   (183,913)   $  3,060,571   $     31,929
   Net realized gains (losses)                                              (3,185,443)      1,204,520        596,223
   Change in net unrealized appreciation (depreciation) of
     investments                                                            13,009,139      39,064,339     53,192,462
                                                                          ------------    ------------   ------------
       Increase (decrease) in net assets from operations                     9,639,783      43,329,430     53,820,614
                                                                          ------------    ------------   ------------
From capital transactions:
   Net proceeds from units sold                                                309,173       3,824,970      8,832,218
   Cost of units redeemed                                                  (12,217,793)    (41,318,388)   (36,748,560)
   Net transfers                                                            (3,901,936)     (3,866,404)    (6,143,318)
   Contract maintenance charge                                                  (4,787)        (28,126)       (27,332)
   Adjustments to net assets allocated to contracts in payout period            (1,344)         (3,401)        (5,435)
                                                                          ------------    ------------   ------------
       Increase (decrease) in net assets from capital transactions         (15,816,687)    (41,391,349)   (34,092,427)
                                                                          ------------    ------------   ------------
Increase (decrease) in net assets                                           (6,176,904)      1,938,081     19,728,187
Net assets at beginning of period                                           77,188,094     299,059,306    261,361,569
                                                                          ------------    ------------   ------------
Net assets at end of period                                               $ 71,011,190    $300,997,387   $281,089,756
                                                                          ============    ============   ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                   21,339         212,837        362,835
   Units redeemed                                                             (818,859)     (2,246,857)    (1,496,060)
   Units transferred                                                          (260,036)       (207,332)      (229,228)
                                                                          ------------    ------------   ------------
Increase (decrease) in units outstanding                                    (1,057,556)     (2,241,352)    (1,362,453)
Beginning units                                                              5,575,464      17,776,821     11,908,185
                                                                          ------------    ------------   ------------
Ending units                                                                 4,517,908      15,535,469     10,545,732
                                                                          ============    ============   ============

                                                                            Growth
                                                                             Fund
                                                                           (Class 2)
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $   (209,234)
   Net realized gains (losses)                                                 95,264
   Change in net unrealized appreciation (depreciation) of
     investments                                                           34,057,381
                                                                         ------------
       Increase (decrease) in net assets from operations                   33,943,411
                                                                         ------------
From capital transactions:
   Net proceeds from units sold                                             6,368,673
   Cost of units redeemed                                                 (29,596,995)
   Net transfers                                                           (4,577,295)
   Contract maintenance charge                                                (18,081)
   Adjustments to net assets allocated to contracts in payout period           (1,453)
                                                                         ------------
       Increase (decrease) in net assets from capital transactions        (27,825,151)
                                                                         ------------
Increase (decrease) in net assets                                           6,118,260
Net assets at beginning of period                                         207,500,378
                                                                         ------------
Net assets at end of period                                              $213,618,638
                                                                         ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                 290,943
   Units redeemed                                                          (1,340,363)
   Units transferred                                                         (194,042)
                                                                         ------------
Increase (decrease) in units outstanding                                   (1,243,462)
Beginning units                                                            10,468,633
                                                                         ------------
Ending units                                                                9,225,171
                                                                         ============

                                                                                                         Franklin
                                                                                                       Templeton VIP
                                                                                                         Founding
                                                                                          Franklin         Funds        Real
                                                                         Growth-Income     Income       Allocation     Return
                                                                             Fund      Securities Fund     Fund       Portfolio
                                                                           (Class 2)      (Class 2)      (Class 2)    (Class 3)
                                                                         ------------- --------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $  2,579,474    $ 1,091,305    $   469,712  $   351,662
   Net realized gains (losses)                                             (5,981,338)       362,423        179,852       44,613
   Change in net unrealized appreciation (depreciation) of investments     60,050,881        633,160      2,649,920      (77,321)
                                                                         ------------    -----------    -----------  -----------
       Increase (decrease) in net assets from operations                   56,649,017      2,086,888      3,299,484      318,954
                                                                         ------------    -----------    -----------  -----------
From capital transactions:
   Net proceeds from units sold                                             4,484,460      1,769,720        353,288    4,214,067
   Cost of units redeemed                                                 (50,710,272)    (1,599,418)    (1,736,554)    (688,488)
   Net transfers                                                          (12,228,850)     4,503,224        (64,618)   8,371,849
   Contract maintenance charge                                                (32,325)        (2,850)        (2,738)      (1,686)
   Adjustments to net assets allocated to contracts in payout period            2,710         (2,072)            --           --
                                                                         ------------    -----------    -----------  -----------
       Increase (decrease) in net assets from capital transactions        (58,484,277)     4,668,604     (1,450,622)  11,895,742
                                                                         ------------    -----------    -----------  -----------
Increase (decrease) in net assets                                          (1,835,260)     6,755,492      1,848,862   12,214,696
Net assets at beginning of period                                         363,374,312     15,179,584     23,506,395    7,022,566
                                                                         ------------    -----------    -----------  -----------
Net assets at end of period                                              $361,539,052    $21,935,076    $25,355,257  $19,237,262
                                                                         ============    ===========    ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                                 243,895        156,743         36,316      338,652
   Units redeemed                                                          (2,732,361)      (139,576)      (177,510)     (55,281)
   Units transferred                                                         (651,249)       398,684         (3,728)     672,656
                                                                         ------------    -----------    -----------  -----------
Increase (decrease) in units outstanding                                   (3,139,715)       415,851       (144,922)     956,027
Beginning units                                                            21,562,653      1,407,331      2,561,875      573,990
                                                                         ------------    -----------    -----------  -----------
Ending units                                                               18,422,938      1,823,182      2,416,953    1,530,017
                                                                         ============    ===========    ===========  ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011

                                                                                           Government
                                                                  Asset       Capital      and Quality                  Asset
                                                                Allocation  Appreciation      Bond         Growth     Allocation
                                                                Portfolio    Portfolio      Portfolio     Portfolio   Portfolio
                                                                (Class 1)    (Class 1)      (Class 1)     (Class 1)   (Class 3)
                                                               -----------  ------------  ------------  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   220,644  $   (797,821) $  1,253,512  $    (84,016) $   88,867
   Net realized gains (losses)                                    (270,582)    1,480,118       660,117    (2,826,088)   (219,325)
   Change in net unrealized appreciation (depreciation)
     of investments                                                 55,817    (6,221,374)    1,593,451       423,806     135,764
                                                               -----------  ------------  ------------  ------------  ----------
       Increase (decrease) in net assets from operations             5,879    (5,539,077)    3,507,080    (2,486,298)      5,306
                                                               -----------  ------------  ------------  ------------  ----------
From capital transactions:
   Net proceeds from units sold                                     33,147       180,184        72,842        63,770     466,883
   Cost of units redeemed                                       (1,673,268)  (13,586,113)  (10,829,160)   (6,609,270)   (781,930)
   Net transfers                                                   168,322    (2,033,023)   (2,216,614)   (1,322,448)  1,026,440
   Contract maintenance charge                                          --            --            --            --      (1,033)
                                                               -----------  ------------  ------------  ------------  ----------
       Increase (decrease) in net assets from capital
         transactions                                           (1,471,799)  (15,438,952)  (12,972,932)   (7,867,948)    710,360
                                                               -----------  ------------  ------------  ------------  ----------
Increase (decrease) in net assets                               (1,465,920)  (20,978,029)   (9,465,852)  (10,354,246)    715,666
Net assets at beginning of period                               14,168,846    91,161,310    65,850,857    41,947,682   4,741,122
                                                               -----------  ------------  ------------  ------------  ----------
Net assets at end of period                                    $12,702,926  $ 70,183,281  $ 56,385,005  $ 31,593,436  $5,456,788
                                                               ===========  ============  ============  ============  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        2,012         7,776         3,762         3,996      30,623
   Units redeemed                                                  (79,774)     (689,331)     (633,816)     (469,095)    (51,304)
   Units transferred                                                 7,945      (123,767)     (132,507)      (94,359)     68,338
                                                               -----------  ------------  ------------  ------------  ----------
Increase (decrease) in units outstanding                           (69,817)     (805,322)     (762,561)     (559,458)     47,657
Beginning units                                                    712,066     4,668,672     3,914,604     2,921,238     309,653
                                                               -----------  ------------  ------------  ------------  ----------
Ending units                                                       642,249     3,863,350     3,152,043     2,361,780     357,310
                                                               ===========  ============  ============  ============  ==========

                                                                              Government
                                                                 Capital      and Quality                Natural    Aggressive
                                                               Appreciation      Bond        Growth     Resources     Growth
                                                                Portfolio      Portfolio    Portfolio   Portfolio   Portfolio
                                                                (Class 3)      (Class 3)    (Class 3)   (Class 3)   (Class 1)
                                                               ------------  ------------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $ (1,043,944) $  1,887,025  $  (17,290) $   (33,966) $  (54,052)
   Net realized gains (losses)                                   (4,290,254)    1,030,959    (297,468)      99,797    (274,185)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 (2,918,118)    2,345,113      17,841   (1,745,449)    179,590
                                                               ------------  ------------  ----------  -----------  ----------
       Increase (decrease) in net assets from operations         (8,252,316)    5,263,097    (296,917)  (1,679,618)   (148,647)
                                                               ------------  ------------  ----------  -----------  ----------
From capital transactions:
   Net proceeds from units sold                                   1,071,887     6,064,874     132,350      139,384       9,587
   Cost of units redeemed                                       (14,180,498)  (11,894,511)   (533,467)  (1,013,856)   (454,535)
   Net transfers                                                 (2,002,338)    4,869,731    (174,648)      61,740       2,832
   Contract maintenance charge                                      (18,565)      (10,607)       (795)      (1,411)         --
                                                               ------------  ------------  ----------  -----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                           (15,129,514)     (970,513)   (576,560)    (814,143)   (442,116)
                                                               ------------  ------------  ----------  -----------  ----------
Increase (decrease) in net assets                               (23,381,830)    4,292,584    (873,477)  (2,493,761)   (590,763)
Net assets at beginning of period                               128,499,376    92,721,368   4,831,679    8,872,042   4,927,629
                                                               ------------  ------------  ----------  -----------  ----------
Net assets at end of period                                    $105,117,546  $ 97,013,952  $3,958,202  $ 6,378,281  $4,336,866
                                                               ============  ============  ==========  ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        62,965       368,254      10,983       11,929         767
   Units redeemed                                                  (798,472)     (729,792)    (43,386)     (84,413)    (41,248)
   Units transferred                                                (84,739)      297,272     (12,515)       9,215       1,924
                                                               ------------  ------------  ----------  -----------  ----------
Increase (decrease) in units outstanding                           (820,246)      (64,266)    (44,918)     (63,269)    (38,557)
Beginning units                                                   7,458,411     5,822,234     386,395      718,089     419,845
                                                               ------------  ------------  ----------  -----------  ----------
Ending units                                                      6,638,165     5,757,968     341,477      654,820     381,288
                                                               ============  ============  ==========  ===========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                                Alliance                  Blue Chip    Capital       Cash
                                                                 Growth      Balanced      Growth      Growth     Management
                                                                Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                                                                (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 1)
                                                               -----------  -----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  (164,026) $   107,149  $   (6,612) $  (12,089) $   (173,244)
   Net realized gains (losses)                                  (1,153,256)    (381,665)     32,845     190,819       (95,602)
   Change in net unrealized appreciation (depreciation) of
     investments                                                   605,165      476,313     (88,770)   (228,802)       46,206
                                                               -----------  -----------  ----------  ----------  ------------
       Increase (decrease) in net assets from operations          (712,117)     201,797     (62,537)    (50,072)     (222,640)
                                                               -----------  -----------  ----------  ----------  ------------
From capital transactions:
   Net proceeds from units sold                                     69,512       28,634         875          28     1,091,341
   Cost of units redeemed                                       (3,346,126)  (2,411,671)   (169,343)   (415,519)  (17,214,574)
   Net transfers                                                  (369,146)     308,651     193,233      51,597    17,987,730
   Contract maintenance charge                                          --           --          --          --            --
                                                               -----------  -----------  ----------  ----------  ------------
       Increase (decrease) in net assets from capital
         transactions                                           (3,645,760)  (2,074,386)     24,765    (363,894)    1,864,497
                                                               -----------  -----------  ----------  ----------  ------------
Increase (decrease) in net assets                               (4,357,877)  (1,872,589)    (37,772)   (413,966)    1,641,857
Net assets at beginning of period                               24,971,933   18,734,673   1,069,902   1,552,228    17,397,029
                                                               -----------  -----------  ----------  ----------  ------------
Net assets at end of period                                    $20,614,056  $16,862,084  $1,032,130  $1,138,262  $ 19,038,886
                                                               ===========  ===========  ==========  ==========  ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        2,681        1,939         140           4        88,254
   Units redeemed                                                 (166,322)    (161,602)    (26,600)    (53,624)   (1,458,080)
   Units transferred                                               (32,610)      39,746      31,632       4,239     1,534,695
                                                               -----------  -----------  ----------  ----------  ------------
Increase (decrease) in units outstanding                          (196,251)    (119,917)      5,172     (49,381)      164,869
Beginning units                                                  1,124,208    1,227,800     169,073     197,382     1,418,702
                                                               -----------  -----------  ----------  ----------  ------------
Ending units                                                       927,957    1,107,883     174,245     148,001     1,583,571
                                                               ===========  ===========  ==========  ==========  ============

                                                                                  Davis
                                                                                 Venture     "Dogs" of   Emerging
                                                               Corporate Bond     Value     Wall Street   Markets    Equity Index
                                                                 Portfolio      Portfolio    Portfolio   Portfolio    Portfolio
                                                                 (Class 1)      (Class 1)    (Class 1)   (Class 1)    (Class 1)
                                                               -------------- ------------  ----------- -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $  3,818,712  $    208,929  $   39,998  $   (57,974) $    27,665
   Net realized gains (losses)                                     2,568,891    (1,384,505)     78,210    1,174,249      (85,931)
   Change in net unrealized appreciation (depreciation)
     of investments                                               (2,472,713)   (2,122,661)    247,357   (4,191,856)     117,810
                                                                ------------  ------------  ----------  -----------  -----------
       Increase (decrease) in net assets from operations           3,914,890    (3,298,237)    365,565   (3,075,581)      59,544
                                                                ------------  ------------  ----------  -----------  -----------
From capital transactions:
   Net proceeds from units sold                                      178,003       173,903       8,172        8,755       26,614
   Cost of units redeemed                                        (12,235,093)  (10,085,420)   (420,929)  (1,733,802)  (1,190,712)
   Net transfers                                                  (1,464,818)   (2,667,913)    777,259     (517,511)    (166,780)
   Contract maintenance charge                                            --            --          --           --           --
                                                                ------------  ------------  ----------  -----------  -----------
       Increase (decrease) in net assets from capital
         transactions                                            (13,521,908)  (12,579,430)    364,502   (2,242,558)  (1,330,878)
                                                                ------------  ------------  ----------  -----------  -----------
Increase (decrease) in net assets                                 (9,607,018)  (15,877,667)    730,067   (5,318,139)  (1,271,334)
Net assets at beginning of period                                 77,627,774    73,337,574   3,028,144   13,078,029   10,891,764
                                                                ------------  ------------  ----------  -----------  -----------
Net assets at end of period                                     $ 68,020,756  $ 57,459,907  $3,758,211  $ 7,759,890  $ 9,620,430
                                                                ============  ============  ==========  ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          8,004        10,071         506          302        2,650
   Units redeemed                                                   (583,092)     (618,927)    (28,771)     (69,552)    (123,751)
   Units transferred                                                 (70,972)     (180,709)     50,018      (24,292)     (15,604)
                                                                ------------  ------------  ----------  -----------  -----------
Increase (decrease) in units outstanding                            (646,060)     (789,565)     21,753      (93,542)    (136,705)
Beginning units                                                    3,809,449     4,451,181     225,699      497,624    1,144,865
                                                                ------------  ------------  ----------  -----------  -----------
Ending units                                                       3,163,389     3,661,616     247,452      404,082    1,008,160
                                                                ============  ============  ==========  ===========  ===========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                                  Equity     Fundamental    Global       Global        Growth
                                                               Opportunities   Growth        Bond       Equities    Opportunities
                                                                 Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                                                 (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)
                                                               ------------- -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $   (37,600) $  (121,411) $   201,538  $    (9,539)  $  (15,214)
   Net realized gains (losses)                                     (766,556)    (351,993)     238,950     (238,828)     127,830
   Change in net unrealized appreciation (depreciation) of
     investments                                                    688,442     (217,666)     250,725     (420,173)    (167,971)
                                                                -----------  -----------  -----------  -----------   ----------
       Increase (decrease) in net assets from operations           (115,714)    (691,070)     691,213     (668,540)     (55,355)
                                                                -----------  -----------  -----------  -----------   ----------
From capital transactions:
   Net proceeds from units sold                                      11,325       13,887       15,732       16,551        1,881
   Cost of units redeemed                                        (1,730,910)  (1,647,956)  (2,160,414)    (783,529)    (371,767)
   Net transfers                                                   (333,402)    (220,260)     456,556       34,438      238,388
   Contract maintenance charge                                           --           --           --           --           --
                                                                -----------  -----------  -----------  -----------   ----------
       Increase (decrease) in net assets from capital
         transactions                                            (2,052,987)  (1,854,329)  (1,688,126)    (732,540)    (131,498)
                                                                -----------  -----------  -----------  -----------   ----------
Increase (decrease) in net assets                                (2,168,701)  (2,545,399)    (996,913)  (1,401,080)    (186,853)
Net assets at beginning of period                                11,086,312   12,466,191   16,099,497    6,279,672    1,737,058
                                                                -----------  -----------  -----------  -----------   ----------
Net assets at end of period                                     $ 8,917,611  $ 9,920,792  $15,102,584  $ 4,878,592   $1,550,205
                                                                ===========  ===========  ===========  ===========   ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                           625        1,129          732        1,203          294
   Units redeemed                                                  (134,119)    (165,259)    (114,678)     (53,338)     (56,910)
   Units transferred                                                (26,834)     (19,966)      23,180        3,179       35,048
                                                                -----------  -----------  -----------  -----------   ----------
Increase (decrease) in units outstanding                           (160,328)    (184,096)     (90,766)     (48,956)     (21,568)
Beginning units                                                     839,451    1,163,672      877,083      424,709      276,045
                                                                -----------  -----------  -----------  -----------   ----------
Ending units                                                        679,123      979,576      786,317      375,753      254,477
                                                                ===========  ===========  ===========  ===========   ==========


                                                                                         International International
                                                                 Growth-     High-Yield   Diversified     Growth
                                                                 Income         Bond       Equities     and Income
                                                                Portfolio    Portfolio     Portfolio     Portfolio
                                                                (Class 1)    (Class 1)     (Class 1)     (Class 1)
                                                               -----------  -----------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   (41,278) $ 1,048,145   $    66,890   $   206,897
   Net realized gains (losses)                                  (1,575,201)    (890,036)     (344,099)   (2,433,723)
   Change in net unrealized appreciation (depreciation) of
     investments                                                 2,920,759      336,229      (665,779)      662,004
                                                               -----------  -----------   -----------   -----------
       Increase (decrease) in net assets from operations         1,304,280      494,338      (942,988)   (1,564,822)
                                                               -----------  -----------   -----------   -----------
From capital transactions:
   Net proceeds from units sold                                     68,083        9,347        29,723        36,342
   Cost of units redeemed                                       (2,936,301)  (2,544,892)   (1,026,962)   (2,126,620)
   Net transfers                                                  (635,078)     302,201      (165,230)      (17,845)
   Contract maintenance charge                                          --           --            --            --
                                                               -----------  -----------   -----------   -----------
       Increase (decrease) in net assets from capital
         transactions                                           (3,503,296)  (2,233,344)   (1,162,469)   (2,108,123)
                                                               -----------  -----------   -----------   -----------
Increase (decrease) in net assets                               (2,199,016)  (1,739,006)   (2,105,457)   (3,672,945)
Net assets at beginning of period                               20,103,996   15,384,899     7,086,924    12,366,953
                                                               -----------  -----------   -----------   -----------
Net assets at end of period                                    $17,904,980  $13,645,893   $ 4,981,467   $ 8,694,008
                                                               ===========  ===========   ===========   ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        4,718          464         3,674         2,966
   Units redeemed                                                 (166,368)    (146,775)     (103,288)     (180,259)
   Units transferred                                               (36,179)      14,337       (15,234)         (194)
                                                               -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding                          (197,829)    (131,974)     (114,848)     (177,487)
Beginning units                                                  1,132,534      898,638       675,407       998,242
                                                               -----------  -----------   -----------   -----------
Ending units                                                       934,705      766,664       560,559       820,755
                                                               ===========  ===========   ===========   ===========

                                                                    MFS
                                                               Massachusetts
                                                                 Investors
                                                                   Trust
                                                                 Portfolio
                                                                 (Class 1)
                                                               -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $   (7,880)
   Net realized gains (losses)                                     162,096
   Change in net unrealized appreciation (depreciation) of
     investments                                                  (254,286)
                                                                ----------
       Increase (decrease) in net assets from operations          (100,070)
                                                                ----------
From capital transactions:
   Net proceeds from units sold                                      2,935
   Cost of units redeemed                                         (557,846)
   Net transfers                                                   128,527
   Contract maintenance charge                                          --
                                                                ----------
       Increase (decrease) in net assets from capital
         transactions                                             (426,384)
                                                                ----------
Increase (decrease) in net assets                                 (526,454)
Net assets at beginning of period                                4,527,131
                                                                ----------
Net assets at end of period                                     $4,000,677
                                                                ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          247
   Units redeemed                                                  (49,373)
   Units transferred                                                12,065
                                                                ----------
Increase (decrease) in units outstanding                           (37,061)
Beginning units                                                    404,967
                                                                ----------
Ending units                                                       367,906
                                                                ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)


                                                                                                           Small
                                                                                  Mid-Cap                 Company
                                                                  MFS Total       Growth    Real Estate    Value     Technology
                                                               Return Portfolio  Portfolio   Portfolio   Portfolio   Portfolio
                                                                  (Class 1)      (Class 1)   (Class 1)   (Class 1)   (Class 1)
                                                               ---------------- ----------  ----------- -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                  $  1,631,261   $  (35,334) $   (3,229) $   (38,227) $  (3,460)
   Net realized gains (losses)                                     (2,518,584)     164,397    (812,820)     570,716     54,082
   Change in net unrealized appreciation (depreciation) of
     investments                                                    2,108,607     (354,488)  1,180,179     (693,279)   (74,891)
                                                                 ------------   ----------  ----------  -----------  ---------
       Increase (decrease) in net assets from operations            1,221,284     (225,425)    364,130     (160,790)   (24,269)
                                                                 ------------   ----------  ----------  -----------  ---------
From capital transactions:
   Net proceeds from units sold                                       295,241        3,737       5,878        9,579         --
   Cost of units redeemed                                         (17,905,544)    (668,442)   (875,132)    (584,999)   (89,335)
   Net transfers                                                   (2,471,066)     105,845     173,733   (1,041,665)     5,276
   Contract maintenance charge                                             --           --          --           --         --
                                                                 ------------   ----------  ----------  -----------  ---------
       Increase (decrease) in net assets from capital
         transactions                                             (20,081,369)    (558,860)   (695,521)  (1,617,085)   (84,059)
                                                                 ------------   ----------  ----------  -----------  ---------
Increase (decrease) in net assets                                 (18,860,085)    (784,285)   (331,391)  (1,777,875)  (108,328)
Net assets at beginning of period                                 104,898,990    4,305,607   5,631,167    5,459,250    427,041
                                                                 ------------   ----------  ----------  -----------  ---------
Net assets at end of period                                      $ 86,038,905   $3,521,322  $5,299,776  $ 3,681,375  $ 318,713
                                                                 ============   ==========  ==========  ===========  =========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          15,919          371         189          334         --
   Units redeemed                                                  (1,073,066)     (63,904)    (32,304)     (21,798)   (35,647)
   Units transferred                                                 (149,910)      11,013       5,178      (37,424)        67
                                                                 ------------   ----------  ----------  -----------  ---------
Increase (decrease) in units outstanding                           (1,207,057)     (52,520)    (26,937)     (58,888)   (35,580)
Beginning units                                                     6,412,067      424,605     219,696      200,102    174,817
                                                                 ------------   ----------  ----------  -----------  ---------
Ending units                                                        5,205,010      372,085     192,759      141,214    139,237
                                                                 ============   ==========  ==========  ===========  =========

                                                                 Telecom      Total     Aggressive  Alliance
                                                                 Utility   Return Bond    Growth     Growth      Balanced
                                                                Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                                                (Class 1)   (Class 1)   (Class 3)   (Class 3)    (Class 3)
                                                               ----------  -----------  ---------- -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   26,809  $   160,332   $ (3,492) $   (68,713) $   26,349
   Net realized gains (losses)                                     29,843    1,185,267    (12,928)     138,176     224,751
   Change in net unrealized appreciation (depreciation) of
     investments                                                   56,058      (86,072)     1,472     (384,450)   (220,906)
                                                               ----------  -----------   --------  -----------  ----------
       Increase (decrease) in net assets from operations          112,710    1,259,527    (14,948)    (314,987)     30,194
                                                               ----------  -----------   --------  -----------  ----------
From capital transactions:
   Net proceeds from units sold                                     1,500      123,499     74,617      131,741     345,308
   Cost of units redeemed                                        (305,947)  (4,553,987)   (44,710)  (1,683,851)   (445,340)
   Net transfers                                                  291,834    5,272,160    (53,798)    (663,295)    767,502
   Contract maintenance charge                                         --           --       (136)      (1,895)       (439)
                                                               ----------  -----------   --------  -----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                             (12,613)     841,672    (24,027)  (2,217,300)    667,031
                                                               ----------  -----------   --------  -----------  ----------
Increase (decrease) in net assets                                 100,097    2,101,199    (38,975)  (2,532,287)    697,225
Net assets at beginning of period                               2,144,987   23,994,780    424,825   11,662,541   3,367,472
                                                               ----------  -----------   --------  -----------  ----------
Net assets at end of period                                    $2,245,084  $26,095,979   $385,850  $ 9,130,254  $4,064,697
                                                               ==========  ===========   ========  ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                          87        5,847      9,139       15,368      34,472
   Units redeemed                                                 (19,644)    (232,952)    (5,524)    (200,680)    (43,268)
   Units transferred                                               22,529      269,828     (6,816)     (82,435)     74,084
                                                               ----------  -----------   --------  -----------  ----------
Increase (decrease) in units outstanding                            2,972       42,723     (3,201)    (267,747)     65,288
Beginning units                                                   139,789    1,239,222     51,038    1,411,151     333,373
                                                               ----------  -----------   --------  -----------  ----------
Ending units                                                      142,761    1,281,945     47,837    1,143,404     398,661
                                                               ==========  ===========   ========  ===========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)

                                                                Blue Chip    Capital       Cash                         Davis
                                                                 Growth      Growth     Management     Corporate    Venture Value
                                                                Portfolio   Portfolio   Portfolio    Bond Portfolio   Portfolio
                                                                (Class 3)   (Class 3)   (Class 3)      (Class 3)      (Class 3)
                                                               ----------  ----------  ------------  -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  (14,101) $  (29,424) $   (104,979)  $  9,172,765  $    195,264
   Net realized gains (losses)                                    115,409     (48,493)      (65,264)     5,328,012    (7,227,904)
   Change in net unrealized appreciation (depreciation)
     of investments                                              (208,056)     (7,897)          662     (5,252,398)    2,623,501
                                                               ----------  ----------  ------------   ------------  ------------
       Increase (decrease) in net assets from operations         (106,748)    (85,814)     (169,581)     9,248,379    (4,409,139)
                                                               ----------  ----------  ------------   ------------  ------------
From capital transactions:
   Net proceeds from units sold                                   135,195      34,679     4,090,804      3,107,997       921,756
   Cost of units redeemed                                        (201,546)   (314,975)  (13,793,062)   (22,038,706)   (9,851,954)
   Net transfers                                                  388,556    (243,388)   12,436,543     (5,407,105)   (1,633,991)
   Contract maintenance charge                                       (323)       (464)       (2,754)       (23,999)      (13,019)
                                                               ----------  ----------  ------------   ------------  ------------
       Increase (decrease) in net assets from capital
         transactions                                             321,882    (524,148)    2,731,531    (24,361,813)  (10,577,208)
                                                               ----------  ----------  ------------   ------------  ------------
Increase (decrease) in net assets                                 215,134    (609,962)    2,561,950    (15,113,434)  (14,986,347)
Net assets at beginning of period                               1,562,629   3,719,204    10,863,494    187,925,968    96,224,930
                                                               ----------  ----------  ------------   ------------  ------------
Net assets at end of period                                    $1,777,763  $3,109,242  $ 13,425,444   $172,812,534  $ 81,238,583
                                                               ==========  ==========  ============   ============  ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                      22,785       4,477       357,373        151,333        66,448
   Units redeemed                                                 (32,559)    (40,918)   (1,194,791)    (1,074,150)     (680,934)
   Units transferred                                               64,838     (32,066)    1,074,385       (264,975)      (99,616)
                                                               ----------  ----------  ------------   ------------  ------------
Increase (decrease) in units outstanding                           55,064     (68,507)      236,967     (1,187,792)     (714,102)
Beginning units                                                   249,608     477,946       934,751      9,427,409     6,586,099
                                                               ----------  ----------  ------------   ------------  ------------
Ending units                                                      304,672     409,439     1,171,718      8,239,617     5,871,997
                                                               ==========  ==========  ============   ============  ============

                                                                "Dogs" of   Emerging       Equity                   Fundamental
                                                               Wall Street   Markets    Opportunities Foreign Value   Growth
                                                                Portfolio   Portfolio     Portfolio     Portfolio    Portfolio
                                                                (Class 3)   (Class 3)     (Class 3)     (Class 3)    (Class 3)
                                                               ----------- -----------  ------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   20,125  $   (49,338)  $   (7,111)   $   408,933  $  (28,058)
   Net realized gains (losses)                                    (16,656)   1,012,821      (97,037)    (4,174,931)    (88,785)
   Change in net unrealized appreciation (depreciation) of
     investments                                                  155,797   (3,939,552)      81,100     (3,591,598)    (50,259)
                                                               ----------  -----------   ----------    -----------  ----------
       Increase (decrease) in net assets from operations          159,266   (2,976,069)     (23,048)    (7,357,596)   (167,102)
                                                               ----------  -----------   ----------    -----------  ----------
From capital transactions:
   Net proceeds from units sold                                    17,390      172,560       39,108      4,372,022      52,497
   Cost of units redeemed                                        (117,319)  (1,366,894)    (167,507)    (6,540,107)   (279,800)
   Net transfers                                                  436,994    1,114,807      (46,539)    10,450,690    (218,177)
   Contract maintenance charge                                       (306)      (1,268)        (210)        (6,951)       (321)
                                                               ----------  -----------   ----------    -----------  ----------
       Increase (decrease) in net assets from capital
         transactions                                             336,759      (80,795)    (175,148)     8,275,654    (445,801)
                                                               ----------  -----------   ----------    -----------  ----------
Increase (decrease) in net assets                                 496,025   (3,056,864)    (198,196)       918,058    (612,903)
Net assets at beginning of period                               1,226,943   12,376,243    1,288,119     63,868,282   3,442,185
                                                               ----------  -----------   ----------    -----------  ----------
Net assets at end of period                                    $1,722,968  $ 9,319,379   $1,089,923    $64,786,340  $2,829,282
                                                               ==========  ===========   ==========    ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       1,070        7,090        3,208        485,236       7,487
   Units redeemed                                                  (7,521)     (49,796)     (14,279)      (671,676)    (39,861)
   Units transferred                                               27,815       55,506       (4,064)     1,244,121     (25,586)
                                                               ----------  -----------   ----------    -----------  ----------
Increase (decrease) in units outstanding                           21,364       12,800      (15,135)     1,057,681     (57,960)
Beginning units                                                    82,111      420,192      105,630      6,558,989     480,725
                                                               ----------  -----------   ----------    -----------  ----------
Ending units                                                      103,475      432,992       90,495      7,616,670     422,765
                                                               ==========  ===========   ==========    ===========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)


                                                                              Global       Growth       Growth-    High-Yield
                                                               Global Bond   Equities   Opportunities   Income        Bond
                                                                Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                                                (Class 3)    (Class 3)    (Class 3)    (Class 3)   (Class 3)
                                                               -----------  ----------  ------------- ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   309,458  $   (1,133)  $  (173,178) $   (3,247) $ 2,666,022
   Net realized gains (losses)                                     452,807    (113,394)      615,969    (419,653)  (1,700,497)
   Change in net unrealized appreciation (depreciation) of
     investments                                                   448,739     (35,078)     (772,450)    837,604      237,286
                                                               -----------  ----------   -----------  ----------  -----------
       Increase (decrease) in net assets from operations         1,211,004    (149,605)     (329,659)    414,704    1,202,811
                                                               -----------  ----------   -----------  ----------  -----------
From capital transactions:
   Net proceeds from units sold                                    681,155      22,021       598,469     783,791      451,748
   Cost of units redeemed                                       (3,145,102)   (121,828)   (1,613,075)   (738,363)  (4,798,616)
   Net transfers                                                   532,765     (21,085)      810,140   1,509,604     (502,106)
   Contract maintenance charge                                      (3,438)       (256)       (1,649)       (691)      (5,492)
                                                               -----------  ----------   -----------  ----------  -----------
       Increase (decrease) in net assets from capital
         transactions                                           (1,934,620)   (121,148)     (206,115)  1,554,341   (4,854,466)
                                                               -----------  ----------   -----------  ----------  -----------
Increase (decrease) in net assets                                 (723,616)   (270,753)     (535,774)  1,969,045   (3,651,655)
Net assets at beginning of period                               27,168,762   1,426,354    20,338,574   4,693,013   38,673,554
                                                               -----------  ----------   -----------  ----------  -----------
Net assets at end of period                                    $26,445,146  $1,155,601   $19,802,800  $6,662,058  $35,021,899
                                                               ===========  ==========   ===========  ==========  ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       38,121       2,559        98,592      85,558       27,509
   Units redeemed                                                 (178,144)    (12,514)     (253,081)    (79,402)    (289,491)
   Units transferred                                                31,387      (2,622)      180,231     165,139      (30,719)
                                                               -----------  ----------   -----------  ----------  -----------
Increase (decrease) in units outstanding                          (108,636)    (12,577)       25,742     171,295     (292,701)
Beginning units                                                  1,577,747     146,494     3,274,795     522,961    2,404,124
                                                               -----------  ----------   -----------  ----------  -----------
Ending units                                                     1,469,111     133,917     3,300,537     694,256    2,111,423
                                                               ===========  ==========   ===========  ==========  ===========

                                                                                                            MFS
                                                               International International   Marsico   Massachusetts
                                                                Diversified   Growth and     Focused     Investors
                                                                 Equities       Income       Growth        Trust
                                                                 Portfolio     Portfolio    Portfolio    Portfolio
                                                                 (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                                               ------------- ------------- ----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                 $    57,985   $   757,758  $  (23,358)  $  (109,482)
   Net realized gains (losses)                                     (422,601)   (3,335,775)   (236,906)       31,826
   Change in net unrealized appreciation (depreciation) of
     investments                                                   (467,968)   (2,510,576)    182,301      (620,624)
                                                                -----------   -----------  ----------   -----------
       Increase (decrease) in net assets from operations           (832,584)   (5,088,593)    (77,963)     (698,280)
                                                                -----------   -----------  ----------   -----------
From capital transactions:
   Net proceeds from units sold                                      92,983       193,091     173,863     2,522,449
   Cost of units redeemed                                          (570,954)   (3,777,022)   (249,038)   (2,519,434)
   Net transfers                                                    (16,386)    2,008,653     289,344     4,799,240
   Contract maintenance charge                                         (825)       (4,085)       (459)       (2,316)
                                                                -----------   -----------  ----------   -----------
       Increase (decrease) in net assets from capital
         transactions                                              (495,182)   (1,579,363)    213,710     4,799,939
                                                                -----------   -----------  ----------   -----------
Increase (decrease) in net assets                                (1,327,766)   (6,667,956)    135,747     4,101,659
Net assets at beginning of period                                 5,975,811    39,518,531   3,034,983    29,288,673
                                                                -----------   -----------  ----------   -----------
Net assets at end of period                                     $ 4,648,045   $32,850,575  $3,170,730   $33,390,332
                                                                ===========   ===========  ==========   ===========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        11,097        17,796      17,387       236,405
   Units redeemed                                                   (63,829)     (336,344)    (24,075)     (226,581)
   Units transferred                                                  1,327       232,830      28,117       459,880
                                                                -----------   -----------  ----------   -----------
Increase (decrease) in units outstanding                            (51,405)      (85,718)     21,429       469,704
Beginning units                                                     651,102     3,435,373     296,194     2,648,537
                                                                -----------   -----------  ----------   -----------
Ending units                                                        599,697     3,349,655     317,623     3,118,241
                                                                ===========   ===========  ==========   ===========


                                                                 MFS Total
                                                                  Return
                                                                 Portfolio
                                                                 (Class 3)
                                                               ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  1,808,240
   Net realized gains (losses)                                   (5,513,594)
   Change in net unrealized appreciation (depreciation) of
     investments                                                  4,794,747
                                                               ------------
       Increase (decrease) in net assets from operations          1,089,393
                                                               ------------
From capital transactions:
   Net proceeds from units sold                                   1,434,219
   Cost of units redeemed                                       (15,182,393)
   Net transfers                                                 (3,682,252)
   Contract maintenance charge                                      (18,342)
                                                               ------------
       Increase (decrease) in net assets from capital
         transactions                                           (17,448,768)
                                                               ------------
Increase (decrease) in net assets                               (16,359,375)
Net assets at beginning of period                               127,438,495
                                                               ------------
Net assets at end of period                                    $111,079,120
                                                               ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                        87,921
   Units redeemed                                                  (926,816)
   Units transferred                                               (225,941)
                                                               ------------
Increase (decrease) in units outstanding                         (1,064,836)
Beginning units                                                   7,873,765
                                                               ------------
Ending units                                                      6,808,929
                                                               ============

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)


                                                                 Mid-Cap                Small & Mid       Small
                                                                 Growth    Real Estate   Cap Value       Company     Technology
                                                                Portfolio   Portfolio    Portfolio   Value Portfolio Portfolio
                                                                (Class 3)   (Class 3)    (Class 3)      (Class 3)    (Class 3)
                                                               ----------  -----------  -----------  --------------- ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $  (43,376) $   (18,014) $  (334,531)   $  (171,873)  $  (6,113)
   Net realized gains (losses)                                    142,800    1,387,135      398,279        330,776     123,245
   Change in net unrealized appreciation (depreciation) of
     investments                                                 (358,220)     391,398   (3,547,895)      (961,177)   (162,662)
                                                               ----------  -----------  -----------    -----------   ---------
       Increase (decrease) in net assets from operations         (258,796)   1,760,519   (3,484,147)      (802,274)    (45,530)
                                                               ----------  -----------  -----------    -----------   ---------
From capital transactions:
   Net proceeds from units sold                                 1,739,798      541,904    1,110,155      1,362,228      40,894
   Cost of units redeemed                                        (473,933)  (2,051,966)  (4,443,329)    (2,791,976)   (105,291)
   Net transfers                                                3,181,149   (1,110,573)   2,854,050      1,304,397     (78,765)
   Contract maintenance charge                                       (488)      (2,345)      (4,331)        (3,313)       (141)
                                                               ----------  -----------  -----------    -----------   ---------
       Increase (decrease) in net assets from capital
         transactions                                           4,446,526   (2,622,980)    (483,455)      (128,664)   (143,303)
                                                               ----------  -----------  -----------    -----------   ---------
Increase (decrease) in net assets                               4,187,730     (862,461)  (3,967,602)      (930,938)   (188,833)
Net assets at beginning of period                               3,675,201   24,530,928   48,532,574     28,873,321     774,855
                                                               ----------  -----------  -----------    -----------   ---------
Net assets at end of period                                    $7,862,931  $23,668,467  $44,564,972    $27,942,383   $ 586,022
                                                               ==========  ===========  ===========    ===========   =========
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                     184,049       19,230      103,862        146,779      17,398
   Units redeemed                                                 (47,178)     (71,435)    (383,880)      (281,706)    (43,300)
   Units transferred                                              341,966      (35,278)     318,439        167,840     (35,508)
                                                               ----------  -----------  -----------    -----------   ---------
Increase (decrease) in units outstanding                          478,837      (87,483)      38,421         32,913     (61,410)
Beginning units                                                   366,167      896,420    4,109,354      2,866,624     320,218
                                                               ----------  -----------  -----------    -----------   ---------
Ending units                                                      845,004      808,937    4,147,775      2,899,537     258,808
                                                               ==========  ===========  ===========    ===========   =========

                                                                                        INVESCO VAN
                                                                                        KAMPEN V.I.                 INVESCO VAN
                                                                 TELECOM   TOTAL RETURN  AMERICAN     INVESCO VAN   KAMPEN V.I.
                                                                 UTILITY       BOND      FRANCHISE    KAMPEN V.I.   GROWTH AND
                                                                PORTFOLIO   PORTFOLIO      FUND      COMSTOCK FUND  INCOME FUND
                                                                (CLASS 3)   (CLASS 3)   (SERIES II)   (SERIES II)   (SERIES II)
                                                               ----------  ------------ -----------  ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                $   12,899  $   341,053  $   (60,720) $  1,179,950  $    361,032
   Net realized gains (losses)                                    (26,206)   4,045,062      481,246    (6,532,428)   (3,803,917)
   Change in net unrealized appreciation (depreciation)
     of investments                                                59,586      (56,818)    (882,843)     (358,157)   (2,936,674)
                                                               ----------  -----------  -----------  ------------  ------------
       Increase (decrease) in net assets from operations           46,279    4,329,297     (462,317)   (5,710,635)   (6,379,559)
                                                               ----------  -----------  -----------  ------------  ------------
From capital transactions:
   Net proceeds from units sold                                    45,641    8,038,956       98,531     4,043,373     5,191,615
   Cost of units redeemed                                         (84,643)  (7,883,006)  (1,049,336)  (32,269,146)  (33,484,244)
   Net transfers                                                  282,134   12,153,148     (381,769)   (2,047,760)     (572,488)
   Contract maintenance charge                                       (189)      (7,923)        (387)      (20,915)      (21,681)
                                                               ----------  -----------  -----------  ------------  ------------
       Increase (decrease) in net assets from capital
         transactions                                             242,943   12,301,175   (1,332,961)  (30,294,448)  (28,886,798)
                                                               ----------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets                                 289,222   16,630,472   (1,795,278)  (36,005,083)  (35,266,357)
Net assets at beginning of period                                 849,771   82,619,693    7,580,846   251,638,506   263,027,122
                                                               ----------  -----------  -----------  ------------  ------------
Net assets at end of period                                    $1,138,993  $99,250,165  $ 5,785,568  $215,633,423  $227,760,765
                                                               ==========  ===========  ===========  ============  ============
ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
   Units sold                                                       4,009      419,466        8,278       318,164       361,828
   Units redeemed                                                  (6,882)    (415,763)     (92,031)   (2,430,310)   (2,232,848)
   Units transferred                                               23,029      634,455      (34,697)     (123,996)        2,992
                                                               ----------  -----------  -----------  ------------  ------------
Increase (decrease) in units outstanding                           20,156      638,158     (118,450)   (2,236,142)   (1,868,028)
Beginning units                                                    73,098    4,449,892      666,338    19,127,871    17,602,934
                                                               ----------  -----------  -----------  ------------  ------------
Ending units                                                       93,254    5,088,050      547,888    16,891,729    15,734,906
                                                               ==========  ===========  ===========  ============  ============

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                               DECEMBER 31, 2011
                                  (continued)


                                                       Growth and    Mid Cap Stock Asset Allocation Global Growth
                                                    Income Portfolio   Portfolio         Fund           Fund       Growth Fund
                                                       (Class VC)     (Class VC)      (Class 2)       (Class 2)     (Class 2)
                                                    ---------------- ------------- ---------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                       $   (249,503)  $   (605,104)   $  3,075,105   $  1,213,932  $   (623,110)
   Net realized gains (losses)                          (4,108,446)    (4,593,180)     (2,248,237)     2,510,922    (1,106,128)
   Change in net unrealized appreciation
     (depreciation) of investments                      (4,710,071)     1,480,245       1,269,596    (30,710,020)   (8,674,433)
                                                      ------------   ------------    ------------   ------------  ------------
       Increase (decrease) in net assets from
         operations                                     (9,068,020)    (3,718,039)      2,096,464    (26,985,166)  (10,403,671)
                                                      ------------   ------------    ------------   ------------  ------------
From capital transactions:
   Net proceeds from units sold                            868,695        304,518       2,805,736      4,382,985     2,536,782
   Cost of units redeemed                              (20,635,458)   (14,127,313)    (41,000,752)   (39,296,012)  (30,581,172)
   Net transfers                                        (4,550,974)    (4,207,145)     (9,041,152)       541,579    (5,608,505)
   Contract maintenance charge                              (9,548)        (5,225)        (29,494)       (27,567)      (18,298)
                                                      ------------   ------------    ------------   ------------  ------------
       Increase (decrease) in net assets from
         capital transactions                          (24,327,285)   (18,035,165)    (47,265,662)   (34,399,015)  (33,671,193)
                                                      ------------   ------------    ------------   ------------  ------------
Increase (decrease) in net assets                      (33,395,305)   (21,753,204)    (45,169,198)   (61,384,181)  (44,074,864)
Net assets at beginning of period                      153,938,811     98,941,298     344,228,504    322,745,750   251,575,242
                                                      ------------   ------------    ------------   ------------  ------------
Net assets at end of period                           $120,543,506   $ 77,188,094    $299,059,306   $261,361,569  $207,500,378
                                                      ============   ============    ============   ============  ============
ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
   Units sold                                               69,432         19,967         165,525        190,691       123,383
   Units redeemed                                       (1,652,488)      (957,036)     (2,406,694)    (1,627,690)   (1,447,272)
   Units transferred                                      (362,247)      (287,941)       (530,426)        63,582      (251,256)
                                                      ------------   ------------    ------------   ------------  ------------
Increase (decrease) in units outstanding                (1,945,303)    (1,225,010)     (2,771,595)    (1,373,417)   (1,575,145)
Beginning units                                         12,237,231      6,800,474      20,548,416     13,281,602    12,043,778
                                                      ------------   ------------    ------------   ------------  ------------
Ending units                                            10,291,928      5,575,464      17,776,821     11,908,185    10,468,633
                                                      ============   ============    ============   ============  ============

                                                                                                         Franklin
                                                                                                       Templeton VIP
                                                                                                         Founding
                                                                                          Franklin         Funds
                                                                         Growth-Income     Income       Allocation   Real Return
                                                                             Fund      Securities Fund     Fund       Portfolio
                                                                           (Class 2)      (Class 2)      (Class 2)    (Class 3)
                                                                         ------------- --------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                                          $  2,512,071    $   669,197    $  (206,040) $  (31,584)
   Net realized gains (losses)                                             (7,539,388)        37,668       (101,028)     44,946
   Change in net unrealized appreciation (depreciation) of investments     (4,697,562)      (473,230)      (181,702)    145,371
                                                                         ------------    -----------    -----------  ----------
       Increase (decrease) in net assets from operations                   (9,724,879)       233,635       (488,770)    158,733
                                                                         ------------    -----------    -----------  ----------
From capital transactions:
   Net proceeds from units sold                                             2,352,022        762,366        415,900   1,359,958
   Cost of units redeemed                                                 (51,893,554)    (1,145,468)    (2,182,583)   (301,766)
   Net transfers                                                          (14,770,037)     1,776,500        660,285   3,809,339
   Contract maintenance charge                                                (35,647)        (1,712)        (2,640)       (196)
                                                                         ------------    -----------    -----------  ----------
       Increase (decrease) in net assets from capital transactions        (64,347,216)     1,391,686     (1,109,038)  4,867,335
                                                                         ------------    -----------    -----------  ----------
Increase (decrease) in net assets                                         (74,072,095)     1,625,321     (1,597,808)  5,026,068
Net assets at beginning of period                                         437,446,407     13,554,263     25,104,203   1,996,498
                                                                         ------------    -----------    -----------  ----------
Net assets at end of period                                              $363,374,312    $15,179,584    $23,506,395  $7,022,566
                                                                         ============    ===========    ===========  ==========
ANALYSIS OF INCREASE (DECREASE) IN UNITS OUTSTANDING:
   Units sold                                                                 135,524         71,469         43,094     112,098
   Units redeemed                                                          (2,987,658)      (105,326)      (227,011)    (25,305)
   Units transferred                                                         (848,944)       165,994         74,917     315,740
                                                                         ------------    -----------    -----------  ----------
Increase (decrease) in units outstanding                                   (3,701,078)       132,137       (109,000)    402,533
Beginning units                                                            25,263,731      1,275,194      2,670,875     171,457
                                                                         ------------    -----------    -----------  ----------
Ending units                                                               21,562,653      1,407,331      2,561,875     573,990
                                                                         ============    ===========    ===========  ==========

   The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Variable Annuity Account Seven of American General Life Insurance Company (formerly known as SunAmerica Annuity and Life Assurance Company) (the "Separate Account") is an investment account of American General Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of AGC Life Insurance Company ("AGC"), a wholly owned, indirect subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings, and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   On December 31, 2012, SunAmerica Annuity and Life Assurance Company merged into an affiliate company, American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. As a result of the merger, the Company became the depositor of the Separate Account. The Company is now responsible for all annuity and life insurance contracts funded through the Separate Account. The rights of the contract owners were not affected by the merger.

   The Separate Account offers the following variable annuity products: Polaris Plus, Polaris II Asset Manager, Polaris II A-Class, Polaris II A-Class Platinum Series, and Polaris Platinum O-Series.

   The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

   The Separate Account is composed of a total of 81 variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: (1) the nine currently available Class 1 and Class 3 investment portfolios of the Anchor Series Trust (the "Anchor Trust"), (2) the sixty currently available Class 1 and Class 3 investment portfolios of the SunAmerica Series Trust (the "SunAmerica Trust"), (3) the three currently available Series II investment portfolios of the Invesco Variable Insurance Funds (the "Invesco Funds"),
   (4) the two currently available Class VC investment portfolios of the Lord Abbett Series Fund, Inc. (the "Lord Abbett Fund"), (5) the four currently available Class 2 investment portfolios of the American Fund Insurance Series (the "American Series"), (6) the two currently available Class 2 investment portfolios of the Franklin Templeton Variable Insurance Products Trust (the "Franklin Trust"), or (7) the one currently available Class 3 investment portfolio of the Seasons Series Trust (the "Seasons Trust"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares in the American

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)


   Series, the Series II shares in the Invesco Funds, the Class 2 shares in the Franklin Trust and the Class 3 shares in the Anchor Trust, the SunAmerica Trust, and the Seasons Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC Shares of the Lord Abbett Fund are not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the Lord Abbett Fund are not subject to 12b-1 fees. The Anchor Trust, the SunAmerica Trust, the Invesco Funds, the Lord Abbett Fund, the Franklin Trust, the American Series, and the Seasons Trust (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust, the SunAmerica Trust, and the Seasons Trust are affiliated investment companies. The contract holder may elect to have payments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

   On April 30, 2012, the Invesco Van Kampen V.I. Capital Growth Fund was renamed the Invesco Van Kampen V.I. American Franchise Fund.

   On May 1, 2012, the Mid Cap Value Portfolio was renamed the Mid Cap Stock Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

   FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


   USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

   The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Transfers are recorded as cost of units redeemed or as net proceeds from units sold in the accompanying Statements of Changes in Net Assets. Additional amounts which will be transferred to or from the Company are disclosed as adjustments to net assets allocated to contracts in payout period in the accompanying Statements of Changes in Net Assets.

   Annuity benefit payments are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets, and most mutual funds.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)


   Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal, and provincial obligations, hybrid securities, and derivative contracts.

   Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2012 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 as of December 31, 2012 and for the year then ended. The Separate Account had no liabilities as of December 31, 2012. See the Schedules of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels.

4. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   WITHDRAWAL CHARGE: The Polaris Plus, Polaris Platinum O-Series, and Polaris II A-Class Platinum Series contracts provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% for the Polaris Plus and Polaris Platinum O-Series products and 0.50% for the Polaris II A-Class Platinum Series product, of any amount withdrawn that exceed the free withdrawal amount and are recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no withdrawal charges under the Polaris II Asset Manager and Polaris II A-Class contracts.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)


   CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge ranging from $35 to $50 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statements of Changes in Net Assets. There are no contract maintenance charges under the Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class contracts.

   SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statements of Operations. The total annual rates of the net asset value of each portfolio, depending on any death benefits elected for each product, is as follows: Polaris Plus, 0.85% or 1.25%, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series, 0.85% or 1.10%, and Polaris Platinum O-Series, 0.95% or 1.20%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

   TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. There are no transfer fees under the Polaris Plus contracts.

   INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the income benefit base (as defined in the prospectus), deducted annually from the contract value, and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The income benefit base is

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges.

   MARKETLOCK, MARKETLOCK FOR LIFE PLUS, MARKETLOCK INCOME PLUS, AND MARKETLOCK FOR LIFE FEE: The optional MarketLock, MarketLock for Life Plus, MarketLock Income Plus, and MarketLock for Life features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Polaris II A-Class Platinum Series. The annual fee for MarketLock ranges from 0.50% to 0.65% of the maximum anniversary value benefit base (as defined in the prospectus), deducted quarterly from the contract value and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

   The MarketLock for Life Plus and MarketLock Income Plus features are offered in Polaris II A-Class Platinum Series. The annual fee ranges from 0.70% to 0.75% for one covered person and from 0.95% to 1.00% for two covered persons for MarketLock for Life Plus and ranges from 0.85% to 0.95% for one covered person and 1.10% to 1.35% for two covered persons for MarketLock Income Plus, of the income base, deducted quarterly from the contract value and recorded as cost of units redeemed in the Statements of Changes in Net Assets. The income base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plush a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

   The MarketLock for Life feature is offered in Polaris II A-Class Platinum Series. The annual fee is 0.70% for one covered person and 0.95% for two covered persons, of the maximum anniversary value benefit base, deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The maximum anniversary value benefit base for MarketLock for Life is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contact years 2-5, capped at 100% of purchase payments in year 2-5 over the first year purchase payments.

   SUNAMERICA INCOME PLUS FEE: The optional SunAmerica Income Plus feature provides a guaranteed withdrawal steam by locking in market gains during an applicable evaluation period. The SunAmerica Income Plus feature is offered in Polaris Platinum O-Series. The annual fee ranges from 0.60% to 2.20% for one covered person and 0.60% to 2.70% for two covered persons, of the maximum anniversary value benefit base,

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

   deducted quarterly from the contract value and recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets. The fee may change after the first year based on an index of market volatility. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first five years, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value.

   SALES CHARGE: For the Polaris II A-Class and the Polaris II A-Class Platinum Series products, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statements of Changes in Net Assets.

   PREMIUM BASED CHARGE: For the Polaris Platinum O-Series product, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge ranges from 1.25% to 5.00% of the gross purchase payment invested, depending on the investment amount and the year of receipt and is paid to the Company. The charge is deducted from the contract value on a quarterly basis over a period of 7 years and is recorded as cost of units redeemed in the accompanying Statements of Changes in Net Assets.

   PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statements of Changes in Net Assets.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2012 consist of the following:

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

5. PURCHASES AND SALES OF INVESTMENTS (continued)


                                                        Cost of Shares Proceeds from
Variable Account:                                          Acquired     Shares Sold
-----------------                                       -------------- -------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                     $ 1,138,505    $ 2,455,743
Capital Appreciation Portfolio (Class 1)                   4,619,685     17,302,703
Government and Quality Bond Portfolio (Class 1)            4,784,083     10,780,237
Growth Portfolio (Class 1)                                   353,682      6,938,137
Asset Allocation Portfolio (Class 3)                       1,651,563        976,154
Capital Appreciation Portfolio (Class 3)                   9,547,702     25,428,936
Government and Quality Bond Portfolio (Class 3)           47,543,299     13,212,401
Growth Portfolio (Class 3)                                   460,168        879,516
Natural Resources Portfolio (Class 3)                      1,502,480      1,548,915
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                    $   131,004    $   682,181
Alliance Growth Portfolio (Class 1)                          260,966      2,874,243
Balanced Portfolio (Class 1)                               1,346,840      2,140,361
Blue Chip Growth Portfolio (Class 1)                         157,460        201,200
Capital Growth Portfolio (Class 1)                            59,264        492,123
Cash Management Portfolio (Class 1)                        7,565,928     11,702,696
Corporate Bond Portfolio (Class 1)                         5,620,134     13,294,745
Davis Venture Value Portfolio (Class 1)                    3,825,209     11,579,192
"Dogs" of Wall Street Portfolio (Class 1)                    806,734      1,026,168
Emerging Markets Portfolio (Class 1)                         508,747      2,219,984
Equity Index Portfolio (Class 1)                             162,323      1,709,145
Equity Opportunities Portfolio (Class 1)                     298,183      1,660,326
Fundamental Growth Portfolio (Class 1)                       140,414      1,623,507
Global Bond Portfolio (Class 1)                            2,218,272      2,956,132
Global Equities Portfolio (Class 1)                          239,403        883,355
Growth Opportunities Portfolio (Class 1)                     334,226        449,702
Growth-Income Portfolio (Class 1)                            913,490      2,627,096
High-Yield Bond Portfolio (Class 1)                        1,886,294      2,881,568
International Diversified Equities Portfolio (Class 1)       157,734      1,147,889
International Growth and Income Portfolio (Class 1)          544,738      1,652,763
MFS Massachusetts Investors Trust Portfolio (Class 1)        359,830        859,804
MFS Total Return Portfolio (Class 1)                       3,552,455     16,813,235
Mid-Cap Growth Portfolio (Class 1)                           276,283        938,582
Real Estate Portfolio (Class 1)                              661,551      1,346,634
Small Company Value Portfolio (Class 1)                       21,682        694,511
Technology Portfolio (Class 1)                                69,200        103,239
Telecom Utility Portfolio (Class 1)                          240,617        396,277

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

5. PURCHASES AND SALES OF INVESTMENTS (continued)


                                                         Cost of Shares Proceeds from
Variable Account:                                           Acquired     Shares Sold
-----------------                                        -------------- -------------
SUNAMERICA TRUST (continued):
Total Return Bond Portfolio (Class 1)                     $ 4,538,922    $ 4,942,202
Aggressive Growth Portfolio (Class 3)                         510,344        126,011
Alliance Growth Portfolio (Class 3)                           408,149      2,048,503
Balanced Portfolio (Class 3)                                2,698,160      1,107,755
Blue Chip Growth Portfolio (Class 3)                          673,504        367,430
Capital Growth Portfolio (Class 3)                            407,105        677,779
Cash Management Portfolio (Class 3)                        15,979,928     19,367,559
Corporate Bond Portfolio (Class 3)                         31,320,133     26,365,041
Davis Venture Value Portfolio (Class 3)                    11,477,115     12,915,433
"Dogs" of Wall Street Portfolio (Class 3)                   3,128,815        807,665
Emerging Markets Portfolio (Class 3)                        2,519,453      2,380,927
Equity Opportunities Portfolio (Class 3)                    1,595,117        286,015
Foreign Value Portfolio (Class 3)                          25,145,353     13,540,408
Fundamental Growth Portfolio (Class 3)                        623,738        580,364
Global Bond Portfolio (Class 3)                             9,300,538      3,587,361
Global Equities Portfolio (Class 3)                           324,037        240,039
Growth Opportunities Portfolio (Class 3)                    5,752,178      3,210,340
Growth-Income Portfolio (Class 3)                           7,543,669      1,236,247
High-Yield Bond Portfolio (Class 3)                         6,495,327      6,169,816
International Diversified Equities Portfolio (Class 3)      1,865,044      1,529,236
International Growth and Income Portfolio (Class 3)         2,205,682      6,405,065
Marsico Focused Growth Portfolio (Class 3)                  1,897,751        652,758
MFS Massachusetts Investors Trust Portfolio (Class 3)      15,897,900      4,697,316
MFS Total Return Portfolio (Class 3)                       10,106,338     18,287,657
Mid-Cap Growth Portfolio (Class 3)                          9,936,814      1,546,590
Real Estate Portfolio (Class 3)                             5,366,046      4,523,056
Small & Mid Cap Value Portfolio (Class 3)                  10,237,451      7,748,530
Small Company Value Portfolio (Class 3)                     6,528,747      5,466,051
SunAmerica Dynamic Allocation Portfolio (Class 3) /(1)/    70,348,204        306,498
SunAmerica Dynamic Strategy Portfolio (Class 3) /(2)/             101              0
Technology Portfolio (Class 3)                                213,972        228,995
Telecom Utility Portfolio (Class 3)                           554,242        377,669
Total Return Bond Portfolio (Class 3)                      55,653,911     13,567,819
INVESCO FUNDS (Class II):
Invesco Van Kampen V.I. American Franchise Fund           $   412,934    $ 1,731,629
Invesco Van Kampen V.I. Comstock Fund                      20,106,675     42,386,891
Invesco Van Kampen V.I. Growth and Income Fund             25,320,879     40,538,265

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
         (FORMERLY KNOWN AS SUNAMERICA ANNUITY LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

5. PURCHASES AND SALES OF INVESTMENTS (continued)


                                                       Cost of Shares Proceeds from
Variable Account:                                         Acquired     Shares Sold
-----------------                                      -------------- -------------
LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                             $ 4,031,850    $23,623,086
Mid Cap Stock Portfolio                                   1,325,345     17,324,601
AMERICAN SERIES (Class 2):
Asset Allocation Fund                                   $14,574,216    $52,901,593
Global Growth Fund                                       21,008,117     55,063,180
Growth Fund                                              15,563,023     43,595,955
Growth-Income Fund                                       12,714,882     68,622,395
FRANKLIN TEMPLETON TRUST (Class 2):
Franklin Income Securities Fund                         $ 7,898,149    $ 2,136,168
Franklin Templeton VIP Founding Funds Allocation Fund     1,994,007      2,974,917
SEASONS TRUST (Class 3):
Real Return Portfolio                                   $13,047,279    $   799,874

(1)For the period from January 23, 2012 (inception) to December 31, 2012.
(2)For the period from July 16, 2012 (inception) to December 31, 2012.

6. OTHER MATTERS

   The Company is a subsidiary of AIG. Information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7.UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2012, 2011, for the eight months ended December 31, 2010 and for the years ended April 30, 2010, 2009, and 2008 follows:

              At December 31 or April 30                       For the Period Ended December 31 or April 30
-------------------------------------------------------  --------------------------------------------------
                                                           Expense Ratio   Investment
                         Unit Fair Value     Net Assets  Lowest to Highest   Income       Total Return Lowest to
Year          Units   Lowest to Highest ($)  /(12)/($)         /(1)/       Ratio /(2)/        Highest /(3)/
----        --------- --------------         ----------- ----------------- ----------  ---------------------
Asset Allocation Portfolio (Class 1)
12/31/2012    574,317 18.22 to  31.48\\(4)\\  12,437,547  0.85% to 1.25%     3.04%      10.55%    to   10.95%\\(5)\\
12/31/2011    642,249 16.42 to  28.47\\(4)\\  12,702,926  0.85% to 1.25%     2.68%      -0.33%    to    0.04%\\(5\\)
12/31/2010    712,066 16.41 to  28.57\\(4)\\  14,168,846  0.85% to 1.25%     2.76%       6.70%    to    6.98%\\(5)\\
4/30/2010     703,568 15.34 to  26.77\\(4)\\  13,343,319  0.85% to 1.25%     3.67%      27.69%    to   27.83%\\(5)\\
4/30/2009     773,252 12.00 to  20.97\\(4)\\  11,543,112  0.85% to 1.25%     3.55%     -22.05%    to  -22.01%\\(5)\\
4/30/2008     869,404 15.39 to  26.90\\(4)\\  17,088,965  0.85% to 1.25%     2.88%      -0.32%    to   -0.30%\\(5)\\
Capital Appreciation Portfolio (Class 1)
12/31/2012  3,135,121 19.74 to  60.79\\(4)\\  70,325,490  0.85% to 1.25%     0.00%      22.35%    to   22.85%
12/31/2011  3,863,350 16.07 to  49.68\\(4)\\  70,183,281  0.85% to 1.25%     0.00%      -8.20%    to   -7.83%
12/31/2010  4,668,672 17.44 to  54.12\\(4)\\  91,161,310  0.85% to 1.25%     0.13%      12.95%    to   13.25%
4/30/2010   5,221,493 15.40 to  47.92\\(4)\\  89,668,733  0.85% to 1.25%     0.00%      44.33%    to   44.91%
4/30/2009   6,103,781 10.63 to  33.20\\(4)\\  72,003,272  0.85% to 1.25%     0.00%     -34.86%    to  -34.60%
4/30/2008   7,277,987 16.25 to  50.97\\(4)\\ 131,934,651  0.85% to 1.25%     0.34%       8.44%    to    8.87%
Government and Quality Bond Portfolio (Class 1)
12/31/2012  2,746,868 17.62 to  22.32\\(4)\\  50,495,823  0.85% to 1.25%     2.24%       2.50%    to    2.91%
12/31/2011  3,152,043 17.12 to  21.77\\(4)\\  56,385,005  0.85% to 1.25%     3.05%       5.76%    to    6.18%
12/31/2010  3,914,604 16.12 to  20.59\\(4)\\  65,850,857  0.85% to 1.25%     4.02%       1.62%    to    1.90%
4/30/2010   4,361,104 15.82 to  20.26\\(4)\\  72,083,413  0.85% to 1.25%     4.93%       4.56%    to    4.98%
4/30/2009   5,468,822 15.07 to  19.37\\(4)\\  85,971,493  0.85% to 1.25%     4.17%       2.30%    to    2.71%
4/30/2008   5,992,724 14.67 to  18.94\\(4)\\  92,173,031  0.85% to 1.25%     3.74%       4.76%    to    5.18%
Growth Portfolio (Class 1)
12/31/2012  1,901,754 13.29 to  36.02\\(4)\\  29,001,264  0.85% to 1.25%     0.56%      12.55%    to   13.00%
12/31/2011  2,361,780 11.76 to  32.00\\(4)\\  31,593,436  0.85% to 1.25%     0.71%      -7.42%    to   -7.05%
12/31/2010  2,921,238 12.65 to  34.57\\(4)\\  41,947,682  0.85% to 1.25%     0.72%       5.93%    to    6.21%
4/30/2010   3,367,270 11.91 to  32.63\\(4)\\  45,414,987  0.85% to 1.25%     1.04%      40.20%    to   40.76%
4/30/2009   4,008,018  8.46 to  23.28\\(4)\\  38,205,960  0.85% to 1.25%     0.91%     -36.22%    to  -35.96%
4/30/2008   4,982,926 13.21 to  36.50\\(4)\\  73,973,227  0.85% to 1.25%     0.73%      -2.18%    to   -1.79%
Asset Allocation Portfolio (Class 3)
12/31/2012    392,081 16.43 to  16.94          6,617,904  0.85% to 1.20%     2.92%      10.33%    to   10.72%
12/31/2011    357,310 14.89 to  15.30          5,456,788  0.85% to 1.20%     2.59%      -5.92%(8) to   -0.18%
12/31/2010    309,653 14.95 to  15.32          4,741,122  0.85% to 1.10%     2.50%       6.63%    to    6.81%
4/30/2010     298,749 14.02 to  14.35          4,282,607  0.85% to 1.10%     3.32%      27.56%    to   27.88%
4/30/2009     311,652 10.99 to  11.22          3,494,991  0.85% to 1.10%     3.28%     -22.12%    to  -21.93%
4/30/2008     265,948 14.11 to  14.37          3,820,926  0.85% to 1.10%     2.08%      -0.41%    to   -0.17%
Capital Appreciation Portfolio (Class 3)
12/31/2012  5,587,235 18.77 to  19.42        108,360,397  0.85% to 1.20%     0.00%      22.11%    to   22.54%
12/31/2011  6,638,165 15.37 to  15.85        105,117,546  0.85% to 1.20%     0.00%     -19.45%(8) to   -8.06%
12/31/2010  7,458,411 16.80 to  17.24        128,499,376  0.85% to 1.10%     0.00%      12.87%    to   13.06%
4/30/2010   8,272,211 14.88 to  15.25        126,060,954  0.85% to 1.10%     0.00%      44.19%    to   44.55%
4/30/2009   8,928,669 10.32 to  10.55         94,134,741  0.85% to 1.10%     0.00%     -34.93%    to  -34.77%
4/30/2008   6,845,459 15.86 to  16.17        110,634,862  0.85% to 1.10%     0.13%       8.33%    to    8.60%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


                At December 31 or April 30                         For the Period Ended December 31 or April 30
------------------------------------------------------------   ----------------------------------------------------
                         Unit Fair Value                        Expense Ratio   Investment        Total Return
                            Lowest to        Net Assets /(12)/     Lowest         Income            Lowest to
Year          Units        Highest ($)             ($)         to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----        --------- --------------         ----------------  ---------------  ----------  -------------------------
Government and Quality Bond Portfolio (Class 3)
12/31/2012  7,600,955 16.78 to  17.32          131,175,137     0.85% to 1.20%     2.11%       2.30%        to    2.66%
12/31/2011  5,757,968 16.41 to  16.87           97,013,952     0.85% to 1.20%     2.93%       4.47%\\(8)\\ to    5.92%
12/31/2010  5,822,234 15.54 to  15.93           92,721,368     0.85% to 1.10%     3.69%       1.56%        to    1.72%
4/30/2010   5,922,965 15.31 to  15.66           92,731,206     0.85% to 1.10%     4.48%       4.45%        to    4.72%
4/30/2009   5,442,670 14.65 to  14.96           81,374,970     0.85% to 1.10%     3.70%       2.20%        to    2.45%
4/30/2008   3,775,931 14.34 to  14.60           55,105,056     0.85% to 1.10%     3.27%       4.66%        to    4.92%
Growth Portfolio (Class 3)
12/31/2012    311,488 12.66 to  13.07            4,064,970     0.85% to 1.20%     0.29%      12.33%        to   12.72%
12/31/2011    341,477 11.27 to  11.60\\(4)\\     3,958,202     0.85% to 1.20%     0.46%     -14.08%\\(8)\\ to   -7.28%
12/31/2010    386,395 12.18 to  12.51            4,831,679     0.85% to 1.10%     0.52%       5.81%        to    6.03%
4/30/2010     411,516 11.51 to  11.79            4,853,062     0.85% to 1.10%     0.71%      39.93%        to   40.41%
4/30/2009     472,674  8.23 to   8.40            3,970,032     0.85% to 1.10%     0.50%     -36.30%        to  -36.12%
4/30/2008     296,113 12.92 to  13.15            3,893,356     0.85% to 1.10%     0.43%      -2.21%        to   -2.04%
Natural Resources Portfolio (Class 3)
12/31/2012    588,743  9.79 to   9.98            5,868,674     0.85% to 1.20%     0.81%       2.03%        to    2.39%
12/31/2011    654,820  9.60 to   9.75            6,378,281     0.85% to 1.20%     0.42%     -27.10%\\(8)\\ to  -21.14%
12/31/2010    718,089 12.22 to  12.36            8,872,042     0.85% to 1.10%     0.71%      14.50%        to   14.69%
4/30/2010     797,301 10.67 to  10.78            8,588,981     0.85% to 1.10%     1.00%      42.47%        to   42.83%
4/30/2009     864,571  7.49 to   7.54            6,521,441     0.85% to 1.10%     0.81%     -48.71%        to  -48.58%
4/30/2008     617,073 14.60 to  14.67            9,051,703     0.85% to 1.10%     0.69%      31.40%        to   31.74%
Aggressive Growth Portfolio (Class 1)
12/31/2012    344,383  9.44 to  15.24\\(4)\\     4,470,559     0.85% to 1.25%     0.00%      14.77%        to   15.24%
12/31/2011    381,288  8.19 to  13.28\\(4)\\     4,336,866     0.85% to 1.25%     0.00%      -3.20%        to   -2.81%
12/31/2010    419,845  8.42 to  13.71\\(4)\\     4,927,629     0.85% to 1.25%     0.00%       7.45%        to    7.74%
4/30/2010     452,977  7.82 to  12.76\\(4)\\     4,910,061     0.85% to 1.25%     0.13%      48.43%        to   49.03%
4/30/2009     483,218  5.25 to   8.60\\(4)\\     3,540,639     0.85% to 1.25%     0.82%     -45.77%        to  -45.56%
4/30/2008     584,193  9.64 to  15.86\\(4)\\     7,886,613     0.85% to 1.25%     0.64%     -19.13%        to  -18.80%
Alliance Growth Portfolio (Class 1)
12/31/2012    824,707  9.37 to  37.78\\(4)\\    21,220,450     0.85% to 1.25%     0.48%      15.15%        to   15.61%
12/31/2011    927,957  8.11 to  32.81\\(4)\\    20,614,056     0.85% to 1.25%     0.48%      -3.51%        to   -3.13%
12/31/2010  1,124,208  8.37 to  34.01\\(4)\\    24,971,933     0.85% to 1.25%     0.86%       6.05%        to    6.34%
4/30/2010   1,276,844  7.87 to  32.07\\(4)\\    26,182,996     0.85% to 1.25%     0.57%      34.09%        to   34.63%
4/30/2009   1,429,844  5.85 to  23.92\\(4)\\    21,415,071     0.85% to 1.25%     0.19%     -31.59%        to  -31.31%
4/30/2008   1,797,555  8.51 to  34.96\\(4)\\    38,382,318     0.85% to 1.25%     0.05%      -0.58%        to   -0.18%
Balanced Portfolio (Class 1)
12/31/2012  1,080,304 11.62 to  19.48\\(4)\\    18,001,149     0.85% to 1.25%     1.38%      11.72%        to   12.17%
12/31/2011  1,107,883 10.36 to  17.44\\(4)\\    16,862,084     0.85% to 1.25%     1.77%       1.00%        to    1.41%
12/31/2010  1,227,800 10.22 to  17.26\\(4)\\    18,734,673     0.85% to 1.25%     1.97%       5.17%        to    5.45%
4/30/2010   1,331,189  9.69 to  16.42\\(4)\\    19,367,710     0.85% to 1.25%     3.28%      28.07%        to   28.58%
4/30/2009   1,505,570  7.54 to  12.82\\(4)\\    17,053,832     0.85% to 1.25%     3.93%     -23.28%        to  -22.98%
4/30/2008   1,878,292  9.78 to  16.71\\(4)\\    28,239,635     0.85% to 1.25%     2.96%      -4.27%        to   -3.88%
Blue Chip Growth Portfolio (Class 1)
12/31/2012    168,629  6.37 to   6.56            1,104,932     0.85% to 1.10%     0.00%      10.35%        to   10.63%
12/31/2011    174,245  5.77 to   5.93            1,032,130     0.85% to 1.10%     0.22%      -6.62%        to   -6.39%
12/31/2010    169,073  6.18 to   6.33            1,069,902     0.85% to 1.10%     0.29%       6.89%        to    7.07%
4/30/2010     196,720  5.78 to   5.92            1,162,098     0.85% to 1.10%     0.32%      32.80%        to   33.13%
4/30/2009     211,535  4.35 to   4.44              938,950     0.85% to 1.10%     0.54%     -31.55%        to  -31.37%
4/30/2008     248,749  6.36 to   6.48            1,608,902     0.85% to 1.10%     0.35%      -0.44%        to   -0.19%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


                At December 31 or April 30                         For the Period Ended December 31 or April 30
------------------------------------------------------------   ---------------------------------------------
                         Unit Fair Value                        Expense Ratio   Investment        Total Return
                            Lowest to        Net Assets /(12)/     Lowest         Income            Lowest to
Year          Units        Highest ($)             ($)         to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----        --------- --------------         ----------------  ---------------  ----------  ------------------
Capital Growth Portfolio (Class 1)
12/31/2012     96,643  8.46 to   8.71              839,239     0.85% to 1.10%     0.39%      12.68% to   12.96%
12/31/2011    148,001  7.50 to   7.71            1,138,262     0.85% to 1.10%     0.00%      -2.39% to   -2.15%
12/31/2010    197,382  7.69 to   7.88            1,552,228     0.85% to 1.10%     0.00%       5.85% to    6.03%
4/30/2010     217,991  7.26 to   7.43            1,617,471     0.85% to 1.10%     0.00%      33.16% to   33.50%
4/30/2009     211,903  5.45 to   5.57            1,178,444     0.85% to 1.10%     0.00%     -38.05% to  -37.90%
4/30/2008     217,046  8.81 to   8.96            1,943,884     0.85% to 1.10%     1.18%       1.64% to    1.89%
Cash Management Portfolio (Class 1)
12/31/2012  1,246,117 11.50 to  13.34\\(4)\\    14,863,988     0.85% to 1.25%     0.00%      -1.48% to   -1.09%
12/31/2011  1,583,571 11.63 to  13.54\\(4)\\    19,038,886     0.85% to 1.25%     0.00%      -1.51% to   -1.12%
12/31/2010  1,418,702 11.76 to  13.75\\(4)\\    17,397,029     0.85% to 1.25%     0.00%      -0.99% to   -0.73%
4/30/2010   1,662,599 11.85 to  13.89\\(4)\\    20,531,580     0.85% to 1.25%     2.53%      -1.31% to   -0.91%
4/30/2009   3,643,431 11.95 to  14.07\\(4)\\    44,673,769     0.85% to 1.25%     3.51%      -0.63% to   -0.23%
4/30/2008   2,585,728 11.98 to  14.16\\(4)\\    32,502,964     0.85% to 1.25%     3.25%       2.19% to    2.60%
Corporate Bond Portfolio (Class 1)
12/31/2012  2,673,869 23.52 to  28.53\\(4)\\    63,519,961     0.85% to 1.25%     5.13%      10.03% to   10.47%
12/31/2011  3,163,389 21.29 to  25.93\\(4)\\    68,020,756     0.85% to 1.25%     6.21%       5.09% to    5.51%
12/31/2010  3,809,449 20.18 to  24.67\\(4)\\    77,627,774     0.85% to 1.25%     6.28%       4.37% to    4.65%
4/30/2010   4,262,004 19.28 to  23.64\\(4)\\    82,939,768     0.85% to 1.25%     5.91%      26.67% to   27.18%
4/30/2009   4,991,101 15.16 to  18.66\\(4)\\    76,317,039     0.85% to 1.25%     4.72%      -3.52% to   -3.13%
4/30/2008   5,908,285 15.65 to  19.34\\(4)\\    93,350,119     0.85% to 1.25%     3.89%       3.13% to    3.54%
Davis Venture Value Portfolio (Class 1)
12/31/2012  3,018,562 15.70 to  39.06\\(4)\\    53,006,278     0.85% to 1.25%     0.77%      11.31% to   11.76%
12/31/2011  3,661,616 14.05 to  35.09\\(4)\\    57,459,907     0.85% to 1.25%     1.25%      -5.42% to   -5.04%
12/31/2010  4,451,181 14.79 to  37.10\\(4)\\    73,337,574     0.85% to 1.25%     0.77%       6.10% to    6.38%
4/30/2010   5,019,192 13.90 to  34.97\\(4)\\    77,486,056     0.85% to 1.25%     1.50%      37.24% to   37.80%
4/30/2009   5,852,219 10.09 to  25.48\\(4)\\    65,272,627     0.85% to 1.25%     2.04%     -36.45% to  -36.20%
4/30/2008   7,123,996 15.81 to  40.10\\(4)\\   124,976,792     0.85% to 1.25%     0.92%      -3.92% to   -3.54%
"Dogs" of Wall Street Portfolio (Class 1)
12/31/2012    230,944 16.02 to  19.06            3,995,110     0.85% to 1.25%     2.01%      12.41% to   12.86%\\(5)\\
12/31/2011    247,452 14.26 to  16.89            3,758,211     0.85% to 1.25%     2.31%      11.28% to   11.73%\\(5)\\
12/31/2010    225,699 12.81 to  15.12            3,028,144     0.85% to 1.25%     2.90%       7.42% to    7.71%\\(5)\\
4/30/2010     245,172 11.92 to  14.04            3,064,652     0.85% to 1.25%     4.53%      37.01% to   37.56%\\(5)\\
4/30/2009     261,903  8.70 to  10.20            2,363,708     0.85% to 1.25%     3.97%     -31.73% to  -31.45%\\(5)\\
4/30/2008     303,915 12.75 to  14.89            3,993,931     0.85% to 1.25%     2.67%      -6.81% to   -6.44%\\(5)\\
Emerging Markets Portfolio (Class 1)
12/31/2012    326,734 20.54 to  25.74            7,308,584     0.85% to 1.25%     0.55%      17.27% to   17.74%
12/31/2011    404,082 17.52 to  21.86            7,759,890     0.85% to 1.25%     0.54%     -27.00% to  -26.71%
12/31/2010    497,624 24.00 to  29.82           13,078,029     0.85% to 1.25%     1.49%      15.36% to   15.66%
4/30/2010     529,158 20.80 to  25.79           11,930,433     0.85% to 1.25%     0.00%      52.37% to   52.98%
4/30/2009     531,514 13.65 to  16.86            7,786,851     0.85% to 1.25%     2.11%     -46.75% to  -46.54%
4/30/2008     687,305 25.64 to  31.53           19,068,073     0.85% to 1.25%     1.93%      20.50% to   20.98%
Equity Index Portfolio (Class 1)
12/31/2012    870,415           10.84            9,436,816              1.25%     0.18%                  13.61%
12/31/2011  1,008,160            9.54            9,620,430              1.25%     1.51%                   0.30%
12/31/2010  1,144,865            9.51           10,891,764              1.25%     1.67%                   6.29%
4/30/2010   1,249,940            8.95           11,187,954              1.25%     2.51%                  36.45%
4/30/2009   1,426,489            6.56            9,357,126              1.25%     2.48%                 -36.27%
4/30/2008   1,882,083           10.29           19,373,157              1.25%     1.58%                  -6.28%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


             At December 31 or April 30                     For the Period Ended December 31 or April 30
------------------------------------------------------  ---------------------------------------------
                            Unit Fair                    Expense Ratio   Investment        Total Return
                          Value Lowest       Net Assets     Lowest         Income            Lowest to
Year          Units      to Highest ($)      /(12)/($)  to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----        --------- --------------         ---------- ---------------  ----------  ------------------
Equity Opportunities Portfolio (Class 1)
12/31/2012    589,676 14.18 to  21.97\\(4)\\  8,904,578 0.85% to 1.25%      0.93%     15.40% to   15.86%
12/31/2011    679,123 12.24 to  19.04\\(4)\\  8,917,611 0.85% to 1.25%      0.56%     -1.35% to   -0.95%
12/31/2010    839,451 12.35 to  19.30\\(4)\\ 11,086,312 0.85% to 1.25%      0.72%      8.94% to    9.23%
4/30/2010     954,759 11.31 to  17.71\\(4)\\ 11,559,562 0.85% to 1.25%      1.23%     32.30% to   32.84%
4/30/2009   1,137,507  8.51 to  13.39\\(4)\\ 10,300,983 0.85% to 1.25%      1.86%    -32.23% to  -31.96%
4/30/2008   1,374,566 12.51 to  19.76\\(4)\\ 18,231,057 0.85% to 1.25%      1.84%     -8.00% to   -7.63%
Fundamental Growth Portfolio (Class 1)
12/31/2012    849,991  7.82 to  19.99\\(4)\\ 10,003,055 0.85% to 1.25%      0.00%     14.71% to   15.18%\\(5)\\
12/31/2011    979,576  6.79 to  17.43\\(4)\\  9,920,792 0.85% to 1.25%      0.00%     -6.65% to   -6.28%\\(5)\\
12/31/2010  1,163,672  7.24 to  18.67\\(4)\\ 12,466,191 0.85% to 1.25%      0.00%     11.44% to   11.74%\\(5)\\
4/30/2010   1,279,596  6.48 to  16.75\\(4)\\ 12,234,593 0.85% to 1.25%      0.00%     33.69% to   34.42%
4/30/2009   1,522,209  4.83 to  12.53\\(4)\\ 10,568,571 0.85% to 1.25%      0.00%    -40.72% to  -40.48%
4/30/2008   1,859,610  8.11 to  21.14\\(4)\\ 21,612,238 0.85% to 1.25%      0.00%      6.59% to    7.02%
Global Bond Portfolio (Class 1)
12/31/2012    690,720 18.83 to  25.21\\(4)\\ 13,646,635 0.85% to 1.25%      8.26%      2.59% to    3.00%\\(5)\\
12/31/2011    786,317 18.28 to  24.57\\(4)\\ 15,102,584 0.85% to 1.25%      2.27%      4.44% to    4.86%
12/31/2010    877,083 17.43 to  23.52\\(4)\\ 16,099,497 0.85% to 1.25%      4.16%      5.24% to    5.52%
4/30/2010     943,118 16.52 to  22.35\\(4)\\ 16,435,450 0.85% to 1.25%      3.45%     10.78% to   11.23%
4/30/2009   1,054,671 14.85 to  20.18\\(4)\\ 16,526,291 0.85% to 1.25%      3.46%     -4.63% to   -4.24%
4/30/2008   1,270,133 15.51 to  21.16\\(4)\\ 20,864,229 0.85% to 1.25%      0.49%     13.57% to   14.03%
Global Equities Portfolio (Class 1)
12/31/2012    329,678 10.14 to  22.37\\(4)\\  4,979,560 0.85% to 1.25%      0.74%     15.43% to   15.90%
12/31/2011    375,753  8.75 to  19.38\\(4)\\  4,878,592 0.85% to 1.25%      0.93%    -11.50% to  -11.14%
12/31/2010    424,709  9.85 to  21.89\\(4)\\  6,279,672 0.85% to 1.25%      1.74%      8.64% to    8.93%
4/30/2010     456,589  9.04 to  20.15\\(4)\\  6,257,961 0.85% to 1.25%      2.62%     37.29% to   37.84%
4/30/2009     489,251  6.56 to  14.68\\(4)\\  4,927,724 0.85% to 1.25%      2.81%    -41.70% to  -41.47%
4/30/2008     620,943 11.21 to  25.18\\(4)\\ 10,592,395 0.85% to 1.25%      1.24%     -3.66% to   -3.27%
Growth Opportunities Portfolio (Class 1)
12/31/2012    230,611  7.09 to   7.29         1,638,011 0.85% to 1.10%      0.00%     16.28% to   16.57%
12/31/2011    254,477  6.08 to   6.27         1,550,205 0.85% to 1.10%      0.00%     -3.43% to   -3.19%
12/31/2010    276,045  6.28 to   6.49         1,737,058 0.85% to 1.10%      0.00%      9.89% to   10.07%
4/30/2010     282,175  5.71 to   5.91         1,614,772 0.85% to 1.10%      0.00%     35.23% to   35.57%
4/30/2009     188,057  4.21 to   4.37           793,208 0.85% to 1.10%      0.00%    -31.48% to  -31.31%
4/30/2008     175,626  6.13 to   6.38         1,077,783 0.85% to 1.10%      0.00%      2.41% to    2.67%
Growth-Income Portfolio (Class 1)
12/31/2012    844,162 11.01 to  33.52\\(4)\\ 18,078,049 0.85% to 1.25%      1.73%     12.33% to   12.78%\\(5)\\
12/31/2011    934,705  9.76 to  29.84\\(4)\\ 17,904,980 0.85% to 1.25%      0.92%      6.99% to    7.42%\\(5)\\
12/31/2010  1,132,534  9.09 to  27.89\\(4)\\ 20,103,996 0.85% to 1.25%      0.98%      5.99% to    6.27%
4/30/2010   1,339,853  8.55 to  26.31\\(4)\\ 21,795,448 0.85% to 1.25%      1.38%     30.87% to   31.40%
4/30/2009   1,588,482  6.51 to  20.11\\(4)\\ 19,101,948 0.85% to 1.25%      1.36%    -37.60% to  -37.35%
4/30/2008   1,960,560 10.39 to  32.22\\(4)\\ 38,263,550 0.85% to 1.25%      0.98%     -5.23% to   -4.85%\\(5)\\
High-Yield Bond Portfolio (Class 1)
12/31/2012    675,430 19.97 to  27.28\\(4)\\ 13,972,376 0.85% to 1.25%      6.25%     15.53% to   16.20%
12/31/2011    766,664 17.19 to  23.61\\(4)\\ 13,645,893 0.85% to 1.25%      8.16%      2.98% to    3.19%\\(5)\\
12/31/2010    898,638 16.66 to  22.92\\(4)\\ 15,384,899 0.85% to 1.25%      9.62%      6.39% to    6.59%\\(5)\\
4/30/2010   1,007,680 15.63 to  21.55\\(4)\\ 16,112,514 0.85% to 1.25%      8.43%     36.56% to   36.75%\\(5)\\
4/30/2009   1,071,185 11.43 to  15.78\\(4)\\ 12,495,060 0.85% to 1.25%     12.09%    -25.73% to  -25.63%\\(5)\\
4/30/2008   1,122,869 15.36 to  21.25\\(4)\\ 17,677,184 0.85% to 1.25%      7.63%     -3.84% to   -3.68%\\(5)\\

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


                 At December 31 or April 30                          For the Period Ended December 31 or April 30
-------------------------------------------------------------   -----------------------------------------------
                          Unit Fair Value                         Expense Ratio   Investment        Total Return
                             Lowest to        Net Assets /(12)/ Lowest to Highest   Income            Lowest to
Year          Units         Highest ($)             ($)               /(1)/       Ratio /(2)/       Highest /(3)/
----        ---------- --------------         ----------------  ----------------- ----------  ------------------
International Diversified Equities Portfolio (Class 1)
12/31/2012     457,156 13.54 to  14.74\\(4)\\     4,722,447      0.85% to 1.25%     0.96%      15.89% to   16.78%
12/31/2011     560,559 11.68 to  12.63\\(4)\\     4,981,467      0.85% to 1.25%     2.06%     -15.67% to  -15.55%\\(5)\\
12/31/2010     675,407 13.85 to  14.95\\(4)\\     7,086,924      0.85% to 1.25%     4.22%       9.58% to    9.85%\\(5)\\
4/30/2010      735,805 12.64 to  13.61\\(4)\\     7,049,135      0.85% to 1.25%     1.27%      33.73% to   34.34%
4/30/2009      697,860  9.45 to  10.13\\(4)\\     5,081,136      0.85% to 1.25%     4.13%     -42.42% to  -42.26%\\(5)\\
4/30/2008      842,165 16.41 to  17.55\\(4)\\    10,620,895      0.85% to 1.25%     2.09%       2.47% to    2.73%\\(5)\\
International Growth and Income Portfolio (Class 1)
12/31/2012     715,994 11.97 to  14.86\\(4)\\     9,104,704      0.85% to 1.25%     2.33%      19.78% to   20.26%
12/31/2011     820,755  9.95 to  12.41\\(4)\\     8,694,008      0.85% to 1.25%     2.88%     -14.86% to  -14.52%
12/31/2010     998,242 11.64 to  14.57\\(4)\\    12,366,953      0.85% to 1.25%     4.25%       7.01% to    7.29%
4/30/2010    1,094,527 10.85 to  13.62\\(4)\\    12,692,943      0.85% to 1.25%     0.00%      34.67% to   35.21%
4/30/2009    1,283,469  8.03 to  10.11\\(4)\\    11,009,858      0.85% to 1.25%     3.73%     -48.39% to  -48.19%
4/30/2008    1,900,582 15.49 to  19.60\\(4)\\    31,204,073      0.85% to 1.25%     1.67%      -5.30% to   -4.92%
MFS Massachusetts Investors Trust Portfolio (Class 1)
12/31/2012     328,234 12.50 to  12.87            4,215,221      0.85% to 1.10%     0.74%      17.85% to   18.14%
12/31/2011     367,906 10.60 to  10.89            4,000,677      0.85% to 1.10%     0.68%      -2.98% to   -2.74%
12/31/2010     404,967 10.93 to  11.20            4,527,131      0.85% to 1.10%     0.98%       4.44% to    4.62%
4/30/2010      432,720 10.47 to  10.71            4,622,329      0.85% to 1.10%     1.21%      34.18% to   34.52%
4/30/2009      388,579  7.80 to   7.96            3,085,844      0.85% to 1.10%     1.20%     -32.13% to  -31.96%
4/30/2008      492,672 11.49 to  11.70            5,753,833      0.85% to 1.10%     1.18%       0.51% to    0.77%
MFS Total Return Portfolio (Class 1)
12/31/2012   4,364,922 17.74 to  18.28           79,613,840      0.85% to 1.10%     2.67%      10.10% to   10.37%
12/31/2011   5,205,010 16.12 to  16.56           86,038,905      0.85% to 1.10%     2.58%       0.81% to    1.06%
12/31/2010   6,412,067 15.99 to  16.39          104,898,990      0.85% to 1.10%     2.95%       4.39% to    4.56%
4/30/2010    7,118,289 15.32 to  15.67          111,383,180      0.85% to 1.10%     3.72%      23.71% to   24.02%
4/30/2009    8,100,695 12.38 to  12.64          102,227,600      0.85% to 1.10%     3.66%     -21.50% to  -21.30%
4/30/2008   10,055,681 15.77 to  16.06          161,294,974      0.85% to 1.10%     2.66%      -4.27% to   -4.03%
Mid-Cap Growth Portfolio (Class 1)
12/31/2012     312,135 10.59 to  10.91            3,400,165      0.85% to 1.10%     0.00%      14.78% to   15.07%
12/31/2011     372,085  9.23 to   9.48            3,521,322      0.85% to 1.10%     0.00%      -6.96% to   -6.73%
12/31/2010     424,605  9.92 to  10.16            4,305,607      0.85% to 1.10%     0.00%      13.02% to   13.21%
4/30/2010      415,544  8.78 to   8.98            3,721,809      0.85% to 1.10%     0.00%      39.52% to   39.87%
4/30/2009      361,701  6.29 to   6.42            2,318,266      0.85% to 1.10%     0.00%     -33.90% to  -33.74%
4/30/2008      441,212  9.52 to   9.69            4,268,355      0.85% to 1.10%     0.24%       1.85% to    2.10%
Real Estate Portfolio (Class 1)
12/31/2012     169,877 28.36 to  34.54            5,424,610      0.85% to 1.25%     1.08%      15.78% to   16.24%
12/31/2011     192,759 24.49 to  29.72            5,299,776      0.85% to 1.25%     0.94%       6.81% to    7.23%
12/31/2010     219,696 22.93 to  27.71            5,631,167      0.85% to 1.25%     1.85%       4.77% to    5.05%
4/30/2010      243,412 21.89 to  26.38            5,984,972      0.85% to 1.25%     2.02%      55.42% to   56.04%
4/30/2009      299,890 14.08 to  16.91            4,756,909      0.85% to 1.25%     4.34%     -49.67% to  -49.47%
4/30/2008      382,374 27.98 to  33.46           11,983,610      0.85% to 1.25%     1.55%     -16.91% to  -16.58%
Small Company Value Portfolio (Class 1)
12/31/2012     118,143 22.04 to  30.37            3,587,475      0.85% to 1.25%     0.43%      16.40% to   16.83%
12/31/2011     141,214 18.87 to  26.09            3,681,375      0.85% to 1.25%     0.36%      -4.43% to   -4.07%
12/31/2010     200,102 19.67 to  27.30            5,459,250      0.85% to 1.25%     0.59%       6.83% to    7.09%
4/30/2010      196,455 18.36 to  25.55            5,017,112      0.85% to 1.25%     0.75%      49.63% to   50.20%
4/30/2009      196,515 12.23 to  17.08            3,353,978      0.85% to 1.25%     0.59%     -32.17% to  -31.88%
4/30/2008      247,131 17.95 to  25.18            6,218,989      0.85% to 1.25%     0.00%     -13.59% to  -13.23%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


             At December 31 or April 30                        For the Period Ended December 31 or April 30
------------------------------------------------------  ----------------------------------------------------
                         Unit Fair Value                 Expense Ratio   Investment            Total Return
                            Lowest to        Net Assets     Lowest         Income               Lowest to
Year          Units        Highest ($)       /(12)/($)  to Highest /(1)/ Ratio /(2)/          Highest /(3)/
----        --------- --------------         ---------- ---------------  ----------  -------------------------
Technology Portfolio (Class 1)
12/31/2012    127,154  2.38 to   2.46           310,790 0.85% to 1.10%     0.00%       6.59%        to    6.86%
12/31/2011    139,237  2.24 to   2.30           318,713 0.85% to 1.10%     0.00%      -6.42%        to   -6.18%
12/31/2010    174,817  2.39 to   2.45           427,041 0.85% to 1.10%     0.00%      10.55%        to   10.73%
4/30/2010     205,324  2.16 to   2.21           453,275 0.85% to 1.10%     0.00%      40.56%        to   40.91%
4/30/2009     161,321  1.54 to   1.57           252,953 0.85% to 1.10%     0.00%     -35.24%        to  -35.07%
4/30/2008     177,656  2.38 to   2.42           429,037 0.85% to 1.10%     0.00%      -1.43%        to   -1.18%
Telecom Utility Portfolio (Class 1)
12/31/2012    131,508 14.92 to  19.70\\(4)\\  2,300,837 0.85% to 1.25%     3.36%      12.07%        to   12.98%
12/31/2011    142,761 13.21 to  17.58\\(4)\\  2,245,084 0.85% to 1.25%     2.35%       4.95%        to    5.26%\\(5)\\
12/31/2010    139,789 12.55 to  16.75\\(4)\\  2,144,987 0.85% to 1.25%     2.90%      11.41%        to   11.76%
4/30/2010     156,310 11.23 to  15.03\\(4)\\  2,123,879 0.85% to 1.25%     5.35%      34.46%        to   35.00%
4/30/2009     185,202  8.32 to  11.18\\(4)\\  1,862,882 0.85% to 1.25%     3.03%     -37.78%        to  -37.56%\\(5)\\
4/30/2008     222,071 13.32 to  17.97\\(4)\\  3,621,268 0.85% to 1.25%     3.04%       7.31%        to    7.53%\\(5)\\
Total Return Bond Portfolio (Class 1)
12/31/2012  1,233,950 21.09 to  30.48\\(4)\\ 26,592,078 0.85% to 1.25%     3.04%       5.94%        to    6.37%
12/31/2011  1,281,945 19.82 to  28.77\\(4)\\ 26,095,979 0.85% to 1.25%     1.56%       5.05%        to    5.47%
12/31/2010  1,239,222 18.80 to  27.39\\(4)\\ 23,994,780 0.85% to 1.25%     2.76%       2.34%        to    2.61%
4/30/2010   1,092,584 18.32 to  26.76\\(4)\\ 20,624,924 0.85% to 1.25%     1.93%       9.76%        to   10.20%
4/30/2009     902,304 16.62 to  24.38\\(4)\\ 15,551,746 0.85% to 1.25%     3.08%       6.13%        to    6.56%
4/30/2008     431,252 15.60 to  22.97\\(4)\\  7,169,673 0.85% to 1.25%     6.45%       1.70%        to    2.11%
Aggressive Growth Portfolio (Class 3)
12/31/2012     91,044  9.07 to   9.28           843,319 0.85% to 1.20%     0.00%      14.55%        to   14.95%
12/31/2011     47,837  7.92 to   8.07           385,850 0.85% to 1.20%     0.00%     -12.26%\\(8)\\ to   -3.05%
12/31/2010     51,038  8.18 to   8.33           424,825 0.85% to 1.10%     0.00%       7.44%        to    7.56%
4/30/2010      69,587  7.62 to   7.74           538,324 0.85% to 1.10%     0.00%      48.54%        to   48.66%
4/30/2009      62,443  5.13 to   5.21           325,076 0.85% to 1.10%     0.39%     -45.75%        to  -45.71%
4/30/2008      54,796  9.45 to   9.59           525,484 0.85% to 1.10%     0.38%     -19.04%        to  -18.99%
Alliance Growth Portfolio (Class 3)
12/31/2012    968,519  8.92 to   9.21         8,915,079 0.85% to 1.20%     0.22%      14.92%        to   15.32%
12/31/2011  1,143,404  7.76 to   7.99         9,130,254 0.85% to 1.20%     0.21%     -10.19%\\(8)\\ to   -3.37%
12/31/2010  1,411,151  8.07 to   8.27        11,662,541 0.85% to 1.10%     0.65%       5.98%        to    6.16%
4/30/2010   1,563,530  7.61 to   7.79        12,172,881 0.85% to 1.10%     0.32%      33.95%        to   34.29%
4/30/2009   1,773,630  5.68 to   5.80        10,283,061 0.85% to 1.10%     0.00%     -31.66%        to  -31.49%
4/30/2008   1,941,059  8.31 to   8.47        16,426,222 0.85% to 1.10%     0.00%      -0.68%        to   -0.43%
Balanced Portfolio (Class 3)
12/31/2012    546,519 11.01 to  11.44         6,208,355 0.85% to 1.20%     1.24%      11.50%        to   11.89%
12/31/2011    398,661  9.88 to  10.22         4,064,697 0.85% to 1.20%     1.57%      -4.37%\\(8)\\ to    1.16%
12/31/2010    333,373  9.79 to  10.10         3,367,472 0.85% to 1.10%     1.69%       5.09%        to    5.27%
4/30/2010     319,769  9.32 to   9.60         3,067,877 0.85% to 1.10%     2.79%      27.94%        to   28.26%
4/30/2009     266,206  7.28 to   7.48         1,991,393 0.85% to 1.10%     3.37%     -23.43%        to  -23.18%
4/30/2008     157,604  9.51 to   9.74         1,535,078 0.85% to 1.10%     2.44%      -4.61%        to   -4.07%
Blue Chip Growth Portfolio (Class 3)
12/31/2012    356,702  6.21 to   6.45         2,289,960 0.85% to 1.20%     0.00%       9.97%        to   10.36%
12/31/2011    304,672  5.65 to   5.85         1,777,763 0.85% to 1.20%     0.01%     -12.42%\\(8)\\ to   -6.62%
12/31/2010    249,608  6.07 to   6.26         1,562,629 0.85% to 1.10%     0.08%       6.77%        to    6.89%
4/30/2010     220,394  5.68 to   5.86         1,290,834 0.85% to 1.10%     0.05%      32.36%        to   32.80%
4/30/2009     199,873  4.29 to   4.41           881,600 0.85% to 1.10%     0.19%     -31.94%        to  -31.54%
4/30/2008     114,836  6.31 to   6.44           739,922 0.85% to 1.10%     0.09%      -0.82%        to   -0.44%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


                 At December 31 or April 30                              For the Period Ended December 31 or April 30
-------------------------------------------------------------   ----------------------------------------------------
                          Unit Fair Value                        Expense Ratio   Investment             Total Return
                             Lowest to        Net Assets /(12)/     Lowest         Income                 Lowest to
Year          Units         Highest ($)             ($)         to Highest /(1)/ Ratio /(2)/            Highest /(3)/
----        ---------- --------------         ----------------  ---------------  ----------  -------------------------
Capital Growth Portfolio (Class 3)
12/31/2012     380,722  8.30 to   8.56            3,252,911     0.85% to 1.20%     0.16%      12.28%        to   12.68%
12/31/2011     409,439  7.39 to   7.60            3,109,242     0.85% to 1.20%     0.00%      -9.14%\\(8)\\ to   -2.39%
12/31/2010     477,946  7.59 to   7.78            3,719,204     0.85% to 1.10%     0.00%       5.67%        to    5.85%
4/30/2010      506,120  7.18 to   7.35            3,721,024     0.85% to 1.10%     0.00%      32.83%        to   33.17%
4/30/2009      542,220  5.41 to   5.52            2,993,747     0.85% to 1.10%     0.00%     -38.21%        to  -38.05%
4/30/2008      315,718  8.75 to   8.92            2,814,010     0.85% to 1.10%     0.80%       1.39%        to    1.65%
Cash Management Portfolio (Class 3)
12/31/2012     883,419 10.92 to  11.31            9,986,971     0.85% to 1.20%     0.00%      -1.68%        to   -1.33%
12/31/2011   1,171,718 11.11 to  11.46           13,425,444     0.85% to 1.20%     0.00%      -1.37%        to   -1.06%\\(5)(8)\\
12/31/2010     934,751 11.29 to  11.62           10,863,494     0.85% to 1.10%     0.00%      -1.04%        to   -0.89%
4/30/2010      925,860 11.41 to  11.73           10,857,389     0.85% to 1.10%     2.47%      -1.41%        to   -1.16%
4/30/2009    1,880,894 11.57 to  11.87           22,315,806     0.85% to 1.10%     3.30%      -0.81%        to   -0.48%
4/30/2008      903,247 11.66 to  11.92           10,769,286     0.85% to 1.10%     2.74%       1.90%        to    2.34%
Corporate Bond Portfolio (Class 3)
12/31/2012   8,040,815 22.41 to  23.13          185,674,312     0.85% to 1.20%     5.11%       9.81%        to   10.20%
12/31/2011   8,239,617 20.41 to  20.99          172,812,534     0.85% to 1.20%     5.97%       1.50%\\(8)\\ to    5.25%
12/31/2010   9,427,409 19.45 to  19.94          187,925,968     0.85% to 1.10%     6.09%       4.30%        to    4.47%
4/30/2010   10,147,495 18.64 to  19.09          193,626,348     0.85% to 1.10%     5.66%      26.55%        to   26.87%
4/30/2009   10,287,566 14.73 to  15.05          154,733,770     0.85% to 1.10%     4.44%      -3.61%        to   -3.37%
4/30/2008    7,546,558 15.29 to  15.57          117,474,094     0.85% to 1.10%     3.28%       3.02%        to    3.28%
Davis Venture Value Portfolio (Class 3)
12/31/2012   5,470,444 14.93 to  15.43           84,303,320     0.85% to 1.20%     0.55%      11.09%        to   11.48%
12/31/2011   5,871,997 13.44 to  13.84           81,238,583     0.85% to 1.20%     1.07%     -11.67%\\(8)\\ to   -5.28%
12/31/2010   6,586,099 14.25 to  14.62           96,224,930     0.85% to 1.10%     0.56%       6.03%        to    6.20%
4/30/2010    7,158,170 13.44 to  13.76           98,476,046     0.85% to 1.10%     1.19%      37.11%        to   37.45%
4/30/2009    7,608,802  9.81 to  10.01           76,156,795     0.85% to 1.10%     1.65%     -36.51%        to  -36.35%
4/30/2008    5,189,859 15.44 to  15.73           81,616,529     0.85% to 1.10%     0.65%      -4.02%        to   -3.78%
"Dogs" of Wall Street Portfolio (Class 3)
12/31/2012     228,482 18.19 to  18.75            4,266,221     0.85% to 1.20%     2.20%      12.18%        to   12.58%
12/31/2011     103,475 16.21 to  16.66\\(4)\\     1,722,968     0.85% to 1.20%     2.23%       2.41%\\(8)\\ to   11.45%
12/31/2010      82,111 14.58 to  14.95            1,226,943     0.85% to 1.10%     2.75%       7.34%        to    7.53%
4/30/2010       55,223 13.58 to  13.90              766,925     0.85% to 1.10%     4.12%      36.87%        to   37.22%
4/30/2009       58,953  9.92 to  10.13              596,737     0.85% to 1.10%     3.41%     -31.79%        to  -31.62%
4/30/2008       58,757 14.55 to  14.81              869,654     0.85% to 1.10%     1.87%      -6.91%        to   -6.68%
Emerging Markets Portfolio (Class 3)
12/31/2012     444,823 24.56 to  25.30           11,230,301     0.85% to 1.20%     0.33%      17.04%        to   17.45%
12/31/2011     432,992 20.99 to  21.54            9,319,379     0.85% to 1.20%     0.40%     -30.13%\\(8)\\ to  -26.90%
12/31/2010     420,192 28.80 to  29.47           12,376,243     0.85% to 1.10%     1.22%      15.28%        to   15.47%
4/30/2010      430,023 24.98 to  25.52           10,970,729     0.85% to 1.10%     0.00%      52.21%        to   52.60%
4/30/2009      445,284 16.41 to  16.72            7,445,005     0.85% to 1.10%     1.78%     -46.81%        to  -46.67%
4/30/2008      187,242 30.86 to  31.36            5,869,661     0.85% to 1.10%     1.52%      20.38%        to   20.68%
Equity Opportunities Portfolio (Class 3)
12/31/2012     188,018 13.53 to  13.94            2,607,598     0.85% to 1.20%     0.86%      15.17%        to   15.57%
12/31/2011      90,495 11.75 to  12.06\\(4)\\     1,089,923     0.85% to 1.20%     0.29%      -6.08%\\(8)\\ to   -1.20%
12/31/2010     105,630 11.91 to  12.21            1,288,119     0.85% to 1.10%     0.48%       8.87%        to    9.05%
4/30/2010       94,238 10.94 to  11.20            1,054,142     0.85% to 1.10%     0.88%      32.17%        to   32.51%
4/30/2009       86,148  8.28 to   8.45              727,097     0.85% to 1.10%     1.45%     -32.30%        to  -32.13%
4/30/2008       77,706 12.23 to  12.45              966,485     0.85% to 1.10%     1.48%      -8.09%        to   -7.86%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


             At December 31 or April 30                     For the Period Ended December 31 or April 30
------------------------------------------------------  ----------------------------------------------------
                         Unit Fair Value                 Expense Ratio   Investment        Total Return
                            Lowest to        Net Assets     Lowest         Income            Lowest to
Year          Units        Highest ($)       /(12)/($)  to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----        --------- --------------         ---------- ---------------  ----------  -------------------------
Foreign Value Portfolio (Class 3)
12/31/2012  8,922,679  9.89 to  10.07        89,644,234 0.85% to 1.20%      1.98%     17.87%        to   18.28%
12/31/2011  7,616,670  8.39 to   8.51        64,786,340 0.85% to 1.20%      1.48%    -22.25%\\(8)\\ to  -12.60%
12/31/2010  6,558,989  9.63 to   9.74        63,868,282 0.85% to 1.10%      1.86%      4.56%        to    4.73%
4/30/2010   6,529,426  9.21 to   9.30        60,706,930 0.85% to 1.10%      2.38%     28.85%        to   29.18%
4/30/2009   6,208,269  7.15 to   7.20        44,685,557 0.85% to 1.10%      3.27%    -39.79%        to  -39.64%
4/30/2008   3,247,960 11.87 to  11.93        38,732,779 0.85% to 1.10%      1.64%     -2.48%        to   -2.24%
Fundamental Growth Portfolio (Class 3)
12/31/2012    433,219  7.42 to   7.69         3,328,370 0.85% to 1.20%      0.00%     14.49%        to   14.89%
12/31/2011    422,765  6.48 to   6.70         2,829,282 0.85% to 1.20%      0.00%    -14.02%\\(8)\\ to   -6.51%
12/31/2010    480,725  6.94 to   7.16         3,442,185 0.85% to 1.10%      0.00%     11.34%        to   11.55%
4/30/2010     531,294  6.24 to   6.42         3,410,422 0.85% to 1.10%      0.00%     33.50%        to   33.89%
4/30/2009     549,106  4.67 to   4.80         2,632,658 0.85% to 1.10%      0.00%    -40.80%        to  -40.64%
4/30/2008     177,756  7.89 to   8.08         1,435,774 0.85% to 1.10%      0.00%      6.18%        to    6.83%
Global Bond Portfolio (Class 3)
12/31/2012  1,648,857 17.94 to  18.51        30,449,558 0.85% to 1.20%      8.73%      2.39%        to    2.75%
12/31/2011  1,469,111 17.52 to  18.02        26,445,146 0.85% to 1.20%      2.01%      0.95%\\(8)\\ to    4.59%
12/31/2010  1,577,747 16.81 to  17.23        27,168,762 0.85% to 1.10%      3.96%      5.16%        to    5.34%
4/30/2010   1,619,008 15.98 to  16.35        26,465,854 0.85% to 1.10%      3.16%     10.67%        to   10.95%
4/30/2009   1,434,506 14.44 to  14.74        21,135,804 0.85% to 1.10%      3.23%     -4.72%        to   -4.48%
4/30/2008     818,108 15.16 to  15.43        12,619,049 0.85% to 1.10%      0.24%     13.46%        to   13.74%
Global Equities Portfolio (Class 3)
12/31/2012    143,059  9.71 to   9.98         1,425,830 0.85% to 1.20%      0.54%     15.20%        to   15.61%
12/31/2011    133,917  8.43 to   8.63         1,155,601 0.85% to 1.20%      0.76%    -18.94%\\(8)\\ to  -11.37%
12/31/2010    146,494  9.53 to   9.74         1,426,354 0.85% to 1.10%      1.57%      8.66%        to    8.74%
4/30/2010     143,787  8.77 to   8.95         1,287,438 0.85% to 1.10%      2.36%     37.36%        to   37.50%
4/30/2009     129,923  6.38 to   6.51           846,044 0.85% to 1.10%      2.42%    -41.69%        to  -41.62%
4/30/2008     150,531 10.95 to  11.15         1,678,705 0.85% to 1.10%      1.03%     -3.74%        to   -3.51%
Growth Opportunities Portfolio (Class 3)
12/31/2012  3,597,842  6.97 to   7.16\\(4)\\ 25,118,001 0.85% to 1.20%      0.00%     15.87%        to   16.28%
12/31/2011  3,300,537  5.99 to   6.18        19,802,800 0.85% to 1.20%      0.00%    -14.75%(8)     to   -3.44%
12/31/2010  3,274,795  6.21 to   6.41        20,338,574 0.85% to 1.10%      0.00%      9.70%        to    9.89%
4/30/2010   3,373,930  5.65 to   5.84        19,069,413 0.85% to 1.10%      0.00%     34.89%        to   35.23%
4/30/2009   2,777,829  4.18 to   4.33        11,608,941 0.85% to 1.10%      0.00%    -31.65%        to  -31.48%
4/30/2008     191,851  6.10 to   6.34         1,170,449 0.85% to 1.10%      0.00%      2.16%        to    2.42%
Growth-Income Portfolio (Class 3)
12/31/2012  1,284,853 10.45 to  10.83        13,810,841 0.85% to 1.20%      1.79%     12.10%        to   12.50%
12/31/2011    694,256  9.32 to   9.62         6,662,058 0.85% to 1.20%      0.78%     -2.42%\\(8)\\ to    7.15%
12/31/2010    522,961  8.72 to   8.98         4,693,013 0.85% to 1.10%      0.76%      5.92%        to    6.10%
4/30/2010     572,944  8.23 to   8.46         4,846,592 0.85% to 1.10%      1.05%     30.75%        to   31.07%
4/30/2009     617,396  6.29 to   6.46         3,984,803 0.85% to 1.10%      1.00%    -37.67%        to  -37.51%
4/30/2008     569,721 10.10 to  10.33         5,885,515 0.85% to 1.10%      0.66%     -5.37%        to   -5.08%
High-Yield Bond Portfolio (Class 3)
12/31/2012  2,022,873 18.63 to  19.20        38,782,865 0.85% to 1.20%      6.18%     15.30%        to   15.71%
12/31/2011  2,111,423 16.16 to  16.60        35,021,899 0.85% to 1.20%      8.04%     -2.85%\\(8)\\ to    3.14%
12/31/2010  2,404,124 15.72 to  16.09        38,673,554 0.85% to 1.10%      9.48%      6.31%        to    6.49%
4/30/2010   2,616,062 14.78 to  15.11        39,518,502 0.85% to 1.10%      8.11%     36.42%        to   36.76%
4/30/2009   2,789,881 10.84 to  11.05        30,816,932 0.85% to 1.10%     12.02%    -25.81%        to  -25.62%
4/30/2008   1,832,333 14.61 to  14.86        27,212,609 0.85% to 1.10%      6.49%     -3.93%        to   -3.69%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


          At December 31 or April 30                       For the Period Ended December 31 or April 30
------------------------------------------------       ----------------------------------------------------
                           Unit Fair Value              Expense Ratio   Investment        Total Return
                             Lowest to     Net Assets      Lowest         Income            Lowest to
Year               Units    Highest ($)    /(12)/($)   to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----             --------- --------------  ----------- ---------------  ----------  -------------------------
International Diversified Equities Portfolio (Class 3)
12/31/2012         646,203  8.73 to   9.00   5,800,527 0.85% to 1.20%     0.71%      15.66%        to   16.06%
12/31/2011         599,697  7.55 to   7.75   4,648,045 0.85% to 1.20%     1.90%     -22.60%\\(8)\\ to  -15.54%
12/31/2010         651,102  8.96 to   9.18   5,975,811 0.85% to 1.10%     3.95%       9.50%        to    9.68%
4/30/2010          686,627  8.19 to   8.37   5,745,607 0.85% to 1.10%     0.99%      33.60%        to   33.93%
4/30/2009          739,607  6.13 to   6.25   4,621,050 0.85% to 1.10%     4.05%     -42.47%        to  -42.33%
4/30/2008          519,361 10.65 to  10.84   5,626,325 0.85% to 1.10%     1.75%       2.37%        to    2.62%
International Growth and Income Portfolio (Class 3)
12/31/2012       2,932,641 11.42 to  11.77  34,497,411 0.85% to 1.20%     2.08%      19.54%        to   19.96%
12/31/2011       3,349,655  9.55 to   9.81  32,850,575 0.85% to 1.20%     2.89%     -22.26%\\(8)\\ to  -14.74%
12/31/2010       3,435,373 11.23 to  11.51  39,518,531 0.85% to 1.10%     3.95%       6.93%        to    7.11%
4/30/2010        3,640,836 10.50 to  10.74  39,102,219 0.85% to 1.10%     0.00%      34.53%        to   34.87%
4/30/2009        3,804,703  7.81 to   7.97  30,298,969 0.85% to 1.10%     3.17%     -48.45%        to  -48.32%
4/30/2008        1,501,532 15.14 to  15.41  23,134,118 0.85% to 1.10%     1.28%      -5.39%        to   -5.16%
Marsico Focused Growth Portfolio (Class 3)
12/31/2012         422,088 10.80 to  11.00   4,627,515 0.85% to 1.20%     0.11%       9.65%        to   10.03%
12/31/2011         317,623  9.85 to   9.99   3,170,730 0.85% to 1.20%     0.11%      -9.03%\\(8)\\ to   -2.52%
12/31/2010         296,194 10.13 to  10.25   3,034,983 0.85% to 1.10%     0.22%       8.64%        to    8.83%
4/30/2010          301,502  9.33 to   9.42   2,839,063 0.85% to 1.10%     0.46%      35.74%        to   36.08%
4/30/2009          314,756  6.87 to   6.92   2,178,337 0.85% to 1.10%     0.27%     -36.46%        to  -36.30%
4/30/2008          305,656 10.81 to  10.87   3,320,771 0.85% to 1.10%     0.00%       3.19%        to    3.44%
MFS Massachusetts Investors Trust Portfolio (Class 3)
12/31/2012       4,091,652 12.11 to  12.65  51,467,151 0.85% to 1.20%     0.60%      17.44%        to   17.85%
12/31/2011       3,118,241 10.31 to  10.73  33,390,332 0.85% to 1.20%     0.49%     -10.26%\\(8)\\ to   -2.98%
12/31/2010       2,648,537 10.66 to  11.06  29,288,673 0.85% to 1.10%     0.79%       4.27%        to    4.44%
4/30/2010        2,600,213 10.23 to  10.59  27,533,113 0.85% to 1.10%     1.03%      33.85%        to   34.19%
4/30/2009        2,201,312  7.64 to   7.90  17,372,829 0.85% to 1.10%     0.66%     -32.30%        to  -32.13%
4/30/2008           45,027 11.29 to  11.63     523,067 0.85% to 1.10%     0.90%       0.24%        to    0.51%
MFS Total Return Portfolio (Class 3)
12/31/2012       6,232,201 17.41 to  17.97 111,866,066 0.85% to 1.20%     2.48%       9.71%        to   10.10%
12/31/2011       6,808,929 15.87 to  16.32 111,079,120 0.85% to 1.20%     2.36%      -4.82%\\(8)\\ to    0.81%
12/31/2010       7,873,765 15.79 to  16.19 127,438,495 0.85% to 1.10%     2.72%       4.21%        to    4.38%
4/30/2010        8,613,941 15.16 to  15.51 133,562,906 0.85% to 1.10%     3.43%      23.40%        to   23.71%
4/30/2009        9,125,344 12.28 to  12.54 114,373,843 0.85% to 1.10%     3.37%     -21.69%        to  -21.50%
4/30/2008        7,467,400 15.68 to  15.97 119,224,419 0.85% to 1.10%     2.18%      -4.52%        to   -4.28%
Mid-Cap Growth Portfolio (Class 3)
12/31/2012       1,675,831 10.40 to  10.73  17,854,707 0.85% to 1.20%     0.00%      14.38%        to   14.79%
12/31/2011         845,004  9.09 to   9.35   7,862,931 0.85% to 1.20%     0.00%     -15.38%\\(8)\\ to   -6.96%
12/31/2010         366,167  9.80 to  10.05   3,675,201 0.85% to 1.10%     0.00%      12.83%        to   13.02%
4/30/2010          281,931  8.69 to   8.89   2,504,081 0.85% to 1.10%     0.00%      39.17%        to   39.52%
4/30/2009          222,621  6.24 to   6.37   1,417,554 0.85% to 1.10%     0.00%     -34.07%        to  -33.90%
4/30/2008          163,829  9.47 to   9.64   1,578,667 0.85% to 1.10%     0.03%       1.59%        to    1.85%
Real Estate Portfolio (Class 3)
12/31/2012         835,151 32.93 to  33.95  28,292,972 0.85% to 1.20%     0.90%      15.54%        to   15.95%
12/31/2011         808,937 28.50 to  29.28  23,668,467 0.85% to 1.20%     0.77%      -4.23%\\(8)\\ to    6.97%
12/31/2010         896,420 26.71 to  27.38  24,530,928 0.85% to 1.10%     1.65%       4.70%        to    4.87%
4/30/2010          940,383 25.51 to  26.10  24,538,873 0.85% to 1.10%     1.63%      55.26%        to   55.65%
4/30/2009        1,120,199 16.43 to  16.77  18,781,465 0.85% to 1.10%     3.18%     -49.72%        to  -49.60%
4/30/2008          195,450 32.68 to  33.27   6,501,661 0.85% to 1.10%     1.26%     -17.00%        to  -16.79%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


              At December 31 or April 30                           For the Period Ended December 31 or April 30
--------------------------------------------------------   ----------------------------------------------------
                       Unit Fair Value                      Expense Ratio   Investment            Total Return
                          Lowest to      Net Assets /(12)/     Lowest         Income                Lowest to
Year          Units      Highest ($)           ($)         to Highest /(1)/ Ratio /(2)/           Highest /(3)/
----        --------- --------------     ----------------  ---------------  ----------  -------------------------
Small & Mid Cap Value Portfolio (Class 3)
12/31/2012  4,087,534 12.38 to  12.61       51,472,222     0.85% to 1.20%     0.38%      16.89%        to   17.30%
12/31/2011  4,147,775 10.59 to  10.75       44,564,972     0.85% to 1.20%     0.13%     -15.85%\\(8)\\ to   -9.00%
12/31/2010  4,109,354 11.67 to  11.81       48,532,574     0.85% to 1.10%     0.20%       4.45%        to    4.63%
4/30/2010   4,387,802 11.18 to  11.29       49,530,176     0.85% to 1.10%     0.53%      59.19%        to   59.59%
4/30/2009   4,937,535  7.02 to   7.07       34,926,394     0.85% to 1.10%     0.23%     -33.50%        to  -33.33%
4/30/2008   1,362,455 10.56 to  10.61       14,456,548     0.85% to 1.10%     0.44%      -7.76%        to   -7.52%
Small Company Value Portfolio (Class 3)
12/31/2012  3,043,346 11.05 to  11.24       34,154,966     0.85% to 1.20%     0.24%      16.17%        to   16.58%
12/31/2011  2,899,537  9.51 to   9.64       27,942,383     0.85% to 1.20%     0.23%     -10.53%\\(8)\\ to   -4.28%
12/31/2010  2,866,624  9.96 to  10.07       28,873,321     0.85% to 1.10%     0.45%       6.76%        to    6.93%
4/30/2010   3,141,661  9.33 to   9.42       29,592,411     0.85% to 1.10%     0.51%      49.48%        to   49.86%
4/30/2009   3,367,697  6.24 to   6.29       21,168,104     0.85% to 1.10%     0.23%     -32.24%        to  -32.07%
4/30/2008   1,666,072  9.21 to   9.25       15,416,331     0.85% to 1.10%     0.00%     -13.70%        to  -13.48%
SunAmerica Dynamic Allocation Portfolio (Class 3)
12/31/2012  6,737,476 10.55 to  10.60       71,191,459     0.85% to 1.20%     1.86%       0.96%\\(9)\\ to    5.48%\\(10)\\
12/31/2011         --              --               --                 --        --                             --
12/31/2010         --              --               --                 --        --                             --
4/30/2010          --              --               --                 --        --                             --
4/30/2009          --              --               --                 --        --                             --
4/30/2008          --              --               --                 --        --                             --
SunAmerica Dynamic Strategy Portfolio (Class 3)
12/31/2012         10           10.46              105              0.85%     0.97%                          4.64%\\(11)\\
12/31/2011         --              --               --                 --        --                             --
12/31/2010         --              --               --                 --        --                             --
4/30/2010          --              --               --                 --        --                             --
4/30/2009          --              --               --                 --        --                             --
4/30/2008          --              --               --                 --        --                             --
Technology Portfolio (Class 3)
12/31/2012    255,123  2.32 to   2.41          613,287     0.85% to 1.20%     0.00%       6.22%        to    6.59%\\(5)\\
12/31/2011    258,808  2.19 to   2.26(4)       586,022     0.85% to 1.20%     0.00%     -10.46%\\(8)\\ to   -6.42%\\(5)\\
12/31/2010    320,218  2.33 to   2.42          774,855     0.85% to 1.10%     0.00%      10.18%        to   10.55%
4/30/2010     316,033  2.12 to   2.19          691,777     0.85% to 1.10%     0.00%      39.38%        to   40.56%
4/30/2009     287,583  1.52 to   1.56          447,853     0.85% to 1.10%     0.00%     -35.51%        to  -35.24%
4/30/2008     149,648  2.36 to   2.40          359,865     0.85% to 1.10%     0.00%      -1.83%        to   -1.43%
Telecom Utility Portfolio (Class 3)
12/31/2012    104,015 13.32 to  13.73        1,422,342     0.85% to 1.20%     3.63%      11.84%        to   12.24%
12/31/2011     93,254 11.91 to  12.23        1,138,993     0.85% to 1.20%     2.19%      -5.86%\\(8)\\ to    5.10%
12/31/2010     73,098 11.37 to  11.64          849,771     0.85% to 1.10%     2.69%      11.33%        to   11.51%
4/30/2010      69,438 10.21 to  10.43          723,892     0.85% to 1.10%     5.09%      34.32%        to   34.66%
4/30/2009      83,648  7.60 to   7.75          647,657     0.85% to 1.10%     2.67%     -37.85%        to  -37.69%
4/30/2008      58,854 12.23 to  12.44          731,526     0.85% to 1.10%     1.42%       7.16%        to    7.50%
Total Return Bond Portfolio (Class 3)
12/31/2012  7,008,599 20.11 to  20.73      144,724,107     0.85% to 1.20%     3.17%       5.73%        to    6.10%
12/31/2011  5,088,050 19.02 to  19.54       99,250,165     0.85% to 1.20%     1.25%       3.53%\\(8)\\ to    5.20%
12/31/2010  4,449,892 18.13 to  18.57       82,619,693     0.85% to 1.10%     2.51%       2.27%        to    2.44%
4/30/2010   4,202,010 17.73 to  18.13       76,162,443     0.85% to 1.10%     1.76%       9.65%        to    9.93%
4/30/2009   2,997,955 16.17 to  16.49       49,435,090     0.85% to 1.10%     2.66%       6.03%        to    6.29%
4/30/2008     189,877 15.25 to  15.52        2,945,070     0.85% to 1.10%     5.88%       1.60%        to    1.85%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


                 At December 31 or April 30                         For the Period Ended December 31 or April 30
-------------------------------------------------------------   ----------------------------------------------------
                          Unit Fair Value                        Expense Ratio   Investment        Total Return
                             Lowest to        Net Assets /(12)/     Lowest         Income            Lowest to
Year          Units         Highest ($)             ($)         to Highest /(1)/ Ratio /(2)/       Highest /(3)/
----        ---------- --------------         ----------------  ---------------  ----------  -------------------------
Invesco Van Kampen V.I. American Franchise Fund (Series II)
12/31/2012     440,812 11.58 to  11.89            5,229,170     0.85% to 1.20%     0.00%      12.04%        to   12.44%
12/31/2011     547,888 10.34 to  10.58            5,785,568     0.85% to 1.20%     0.00%     -14.09%\\(8)\\ to   -7.18%
12/31/2010     666,338 11.18 to  11.39            7,580,846     0.85% to 1.10%     0.00%       9.80%        to    9.98%
4/30/2010      767,800 10.18 to  10.36            7,944,554     0.85% to 1.10%     0.00%      45.23%        to   45.60%
4/30/2009      772,256  7.01 to   7.12            5,488,421     0.85% to 1.10%     0.00%     -35.91%        to  -35.75%
4/30/2008      877,919 10.94 to  11.08            9,713,264     0.85% to 1.10%     0.16%       5.44%        to    5.71%
Invesco Van Kampen V.I. Comstock Fund (Series II)
12/31/2012  15,243,068 14.64 to  15.07          229,271,523     0.85% to 1.20%     1.49%      17.50%        to   17.92%
12/31/2011  16,891,729 12.46 to  12.78          215,633,423     0.85% to 1.20%     1.36%     -11.15%\\(8)\\ to   -2.94%
12/31/2010  19,127,871 12.87 to  13.17          251,638,506     0.85% to 1.10%     0.00%       7.37%        to    7.55%
4/30/2010   21,032,261 11.99 to  12.24          257,294,911     0.85% to 1.10%     1.64%      40.23%        to   40.58%
4/30/2009   23,758,537  8.55 to   8.71          206,766,356     0.85% to 1.10%     2.47%     -34.69%        to  -34.53%
4/30/2008   23,500,551 13.09 to  13.30          312,387,623     0.85% to 1.10%     1.97%     -13.48%        to  -13.26%
Invesco Van Kampen V.I. Growth and Income Fund (Series II)
12/31/2012  14,724,855 15.93 to  16.43          241,423,280     0.85% to 1.20%     1.30%      12.98%        to   13.38%
12/31/2011  15,734,906 14.10 to  14.49          227,760,765     0.85% to 1.20%     1.00%     -10.74%\\(8)\\ to   -3.09%
12/31/2010  17,602,934 14.59 to  14.96          263,027,122     0.85% to 1.10%     0.00%       3.50%        to    3.67%
4/30/2010   19,037,638 14.10 to  14.43          274,405,440     0.85% to 1.10%     1.30%      40.26%        to   40.61%
4/30/2009   20,637,120 10.05 to  10.26          211,553,323     0.85% to 1.10%     2.22%     -33.49%        to  -33.32%
4/30/2008   19,029,493 15.12 to  15.39          292,566,735     0.85% to 1.10%     1.67%      -8.76%        to   -8.53%
Growth and Income Portfolio (Class VC)
12/31/2012   8,734,130 12.67 to  13.03          113,650,846     0.85% to 1.20%     0.92%      10.75%        to   11.14%
12/31/2011  10,291,928 11.44 to  11.73          120,543,506     0.85% to 1.20%     0.68%     -12.93%\\(8)\\ to   -6.88%
12/31/2010  12,237,231 12.32 to  12.59          153,938,811     0.85% to 1.10%     0.55%       5.04%        to    5.22%
4/30/2010   13,672,902 11.73 to  11.97          163,475,589     0.85% to 1.10%     0.92%      38.67%        to   39.02%
4/30/2009   15,241,513  8.46 to   8.61          131,090,165     0.85% to 1.10%     1.82%     -37.35%        to  -37.19%
4/30/2008   16,144,393 13.50 to  13.71          221,105,034     0.85% to 1.10%     1.28%      -6.87%        to   -6.63%
Mid Cap Stock Portfolio (Class VC)
12/31/2012   4,517,908 15.33 to  15.75           71,012,534     0.85% to 1.20%     0.62%      13.18%        to   13.57%
12/31/2011   5,575,464 13.54 to  13.86\\(4)\\    77,188,094     0.85% to 1.20%     0.19%     -13.37%\\(8)\\ to   -4.82%
12/31/2010   6,800,474 14.25 to  14.57           98,941,298     0.85% to 1.10%     0.40%      11.10%        to   11.28%
4/30/2010    7,674,773 12.83 to  13.09          100,348,573     0.85% to 1.10%     0.45%      43.62%        to   43.99%
4/30/2009    8,811,469  8.93 to   9.09           80,026,356     0.85% to 1.10%     1.52%     -36.55%        to  -36.40%
4/30/2008   10,397,065 14.08 to  14.29          148,474,445     0.85% to 1.10%     0.46%     -16.11%        to  -15.90%
Asset Allocation Fund (Class 2)
12/31/2012  15,535,469 18.90 to  19.40          301,000,788     0.85% to 1.20%     1.86%      14.80%        to   15.21%
12/31/2011  17,776,821 16.46 to  16.84          299,059,306     0.85% to 1.20%     1.80%      -6.35%\\(8)\\ to    0.44%
12/31/2010  20,548,416 16.43 to  16.76          344,228,504     0.85% to 1.10%     1.98%       7.01%        to    7.19%
4/30/2010   22,456,212 15.36 to  15.64          350,977,590     0.85% to 1.10%     2.21%      25.69%        to   26.00%
4/30/2009   24,735,961 12.22 to  12.41          306,848,165     0.85% to 1.10%     2.94%     -26.24%        to  -26.06%
4/30/2008   23,973,019 16.57 to  16.79          402,208,968     0.85% to 1.10%     2.19%      -3.24%        to   -3.00%
Global Growth Fund (Class 2)
12/31/2012  10,545,732 26.00 to  26.70          281,095,191     0.85% to 1.20%     0.88%      21.10%        to   21.52%
12/31/2011  11,908,185 21.47 to  21.97          261,361,569     0.85% to 1.20%     1.27%     -17.13%\\(8)\\ to   -9.66%
12/31/2010  13,281,602 23.83 to  24.32          322,745,750     0.85% to 1.10%     1.49%       9.53%        to    9.71%
4/30/2010   14,487,215 21.76 to  22.16          320,908,146     0.85% to 1.10%     1.29%      37.68%        to   38.03%
4/30/2009   15,826,565 15.81 to  16.06          254,008,177     0.85% to 1.10%     2.18%     -34.28%        to  -34.12%
4/30/2008   15,374,374 24.05 to  24.37          374,542,455     0.85% to 1.10%     2.58%       1.92%        to    2.17%

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)


               At December 31 or April 30                              For the Period Ended December 31 or April 30
---------------------------------------------------------       ----------------------------------------------------
                            Unit Fair Value                      Expense Ratio   Investment            Total Return
                               Lowest to      Net Assets /(12)/     Lowest         Income               Lowest to
Year              Units       Highest ($)           ($)         to Highest /(1)/ Ratio /(2)/          Highest /(3)/
----            ---------- --------------     ----------------  ---------------  ----------  -------------------------
Growth Fund (Class 2)
12/31/2012       9,225,171 22.60 to  23.20      213,620,091     0.85% to 1.20%     0.77%      16.48%        to   16.89%
12/31/2011      10,468,633 19.40 to  19.85      207,500,378     0.85% to 1.20%     0.59%     -12.83%\\(8)\\ to   -5.09%
12/31/2010      12,043,778 20.49 to  20.91      251,575,242     0.85% to 1.10%     0.72%       9.94%        to   10.13%
4/30/2010       13,360,013 18.64 to  18.99      253,434,644     0.85% to 1.10%     0.60%      38.39%        to   38.74%
4/30/2009       14,743,935 13.47 to  13.68      201,612,748     0.85% to 1.10%     0.99%     -37.78%        to  -37.62%
4/30/2008       14,604,346 21.64 to  21.94      320,152,992     0.85% to 1.10%     0.78%      -0.02%        to    0.23%
Growth-Income Fund (Class 2)
12/31/2012      18,422,938 19.11 to  19.65      361,536,342     0.85% to 1.20%     1.56%      16.08%        to   16.49%
12/31/2011      21,562,653 16.47 to  16.87      363,374,312     0.85% to 1.20%     1.48%      -9.22%\\(8)\\ to   -2.66%
12/31/2010      25,263,731 16.97 to  17.33      437,446,407     0.85% to 1.10%     1.49%       5.15%        to    5.32%
4/30/2010       27,563,259 16.14 to  16.45      453,154,537     0.85% to 1.10%     1.48%      33.77%        to   34.10%
4/30/2009       30,081,713 12.06 to  12.27      368,806,501     0.85% to 1.10%     2.05%     -34.25%        to  -34.09%
4/30/2008       30,286,402 18.35 to  18.61      563,331,161     0.85% to 1.10%     1.55%      -5.45%        to   -5.21%
Franklin Income Securities Fund (Class 2)
12/31/2012       1,823,182 11.91 to  12.05       21,937,148     0.85% to 1.20%     6.45%      11.31%        to   11.70%
12/31/2011       1,407,331 10.70 to  10.79       15,179,584     0.85% to 1.20%     5.53%      -5.54%\\(8)\\ to    1.52%
12/31/2010       1,275,194 10.57 to  10.63       13,554,263     0.85% to 1.10%     6.52%       5.93%        to    6.10%
4/30/2010        1,239,046  9.98 to  10.02       12,413,390     0.85% to 1.10%     6.78%      36.32%        to   36.66%
4/30/2009        1,082,357  7.32 to   7.33        7,934,838     0.85% to 1.10%     1.46%     -27.67%        to  -27.59%
4/30/2008           64,002           10.12          647,972     0.85% to 1.10%     0.00%       1.22%\\(6)\\ to    1.24%\\(6)\\
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
12/31/2012       2,416,953 10.36 to  10.49       25,355,257     0.85% to 1.20%     2.76%      13.95%        to   14.35%
12/31/2011       2,561,875  9.09 to   9.18       23,506,395     0.85% to 1.20%     0.02%     -10.47%\\(8)\\ to   -2.38%
12/31/2010       2,670,875  9.34 to   9.40       25,104,203     0.85% to 1.10%     2.20%       4.75%        to    4.93%
4/30/2010        2,744,267  8.91 to   8.96       24,582,687     0.85% to 1.10%     2.39%      34.35%        to   34.69%
4/30/2009        2,716,589  6.63 to   6.65       18,067,282     0.85% to 1.10%     3.55%     -33.46%        to  -33.29%
4/30/2008           83,158            9.97          829,091     0.85% to 1.10%     0.00%      -0.31%\\(6)\\ to   -0.30%\\(6)\\
Real Return Portfolio (Class 3)
12/31/2012       1,530,017 12.55 to  12.60(4)    19,237,262     0.85% to 1.20%     3.49%       2.55%        to    2.91%\\(5)\\
12/31/2011         573,990 12.23 to  12.24(4)     7,022,566     0.85% to 1.20%     0.00%       2.20%(8)     to    5.10%\\(5)\\
12/31/2010         171,457 11.64 to  11.66        1,996,498     0.85% to 1.10%     1.59%(7)    1.35%(7)     to    1.52%\\(7)\\
4/30/2010               --              --               --                 --        --                             --
4/30/2009               --              --               --                 --        --                             --
4/30/2008               --              --               --                 --        --                             --

(1)These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.
(2)These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year. The ratios for period ended December 31, 2010 are only for eight months unless otherwise noted.
(3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total returns for period ended December 31, 2010 are only for eight months unless otherwise noted.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                      OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
       (FORMERLY KNOWN AS SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

7. UNIT VALUES (continued)

(4)The unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions.
(5)Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.
(6)For the period from February 4, 2008 (inception) to April 30, 2008.
(7)For the period from May 3, 2010 (inception) to December 31, 2010.
(8)For the period from May 2, 2011 (inception) to December 31, 2011.
(9)For the period from April 30, 2012 (inception) to December 31, 2012.
(10)For the period from June 18, 2012 (inception) to December 31, 2012.
(11)For the period from July 16, 2012 (inception) to December 31, 2012.
(12)These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                               1
Consolidated Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Consolidated Statements of Equity - Years Ended December 31, 2012, 2011 and 2010                      6
Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Consolidated Financial Statements                                                      9 to 82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, effective December 31, 2012, the Company merged with several AIG affiliated insurance companies, with the Company being the surviving legal entity.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                         ----------------------
                                                                                           2012       2011
                                                                                         -------- -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                             (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $92,439; 2011 - $92,072)                                    $104,320   $ 99,585
   Fixed maturity securities, trading, at fair value                                           --        953
   Hybrid securities, at fair value
     (cost: 2012 - $1,326; 2011 - $210)                                                     1,327        186
   Equity securities, available for sale, at fair value
     (cost: 2012 - $54; 2011 - $82)                                                            83        155
   Equity securities, trading, at fair value                                                  562         --
   Mortgage and other loans receivable
     (net of allowance: 2012 - $155; 2011 - $233)                                           8,245      8,418
   Policy loans                                                                             1,587      1,642
   Investment real estate
     (net of accumulated depreciation of: 2012 - $176; 2011 - $166)                           519        328
   Partnerships and other invested assets                                                   6,750      6,736
   Aircraft
     (net of accumulated depreciation and impairment of: 2012 - $1,158; 2011 - $1,056)        984      1,095
   Short-term investments
     (portion measured at fair value: 2012 - $3,193; 2011 - $1,450)                         4,793      3,206
   Derivative assets, at fair value                                                           756        672
                                                                                         --------   --------
Total investments                                                                         129,926    122,976
Cash                                                                                          325        292
Restricted cash                                                                                72         95
Investment in AIG
  (cost: 2012 - $10; 2011 - $10)                                                                4          3
Accrued investment income                                                                   1,117      1,137
Amounts due from related parties                                                              241         91
Reinsurance receivables                                                                     1,758      1,842
Deferred policy acquisition costs and value of business acquired                            4,497      5,095
Deferred sales inducements                                                                    354        555
Income taxes receivable                                                                       438         --
Other assets                                                                                  954        830
Separate account assets, at fair value                                                     27,942     25,103
                                                                                         --------   --------
TOTAL ASSETS                                                                             $167,628   $158,019
                                                                                         ========   ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                           December 31,
                                                                                      -------------------------
                                                                                        2012          2011
                                                                                       --------   -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                      (In Millions, except share
                                                                                               data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits                                                             $ 29,642      $ 28,148
   Policyholder contract deposits                                                       72,925        74,445
   Policy claims and benefits payable                                                      738           821
   Other policyholders' funds                                                            2,007         2,026
   Income taxes payable to parent                                                           --             2
   Deferred income taxes payable                                                         1,706         1,184
   Notes payable - to affiliates, net                                                      142           201
   Notes payable - to third parties, net                                                   158           175
   Amounts due to related parties                                                          135           111
   Securities lending payable                                                            1,466            --
   Derivative liabilities, at fair value                                                   967           717
   Other liabilities                                                                     3,639         2,424
   Separate account liabilities                                                         27,942        25,103
                                                                                       --------     --------
TOTAL LIABILITIES                                                                      141,467       135,357
                                                                                       --------     --------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 13)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding          1             1
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding            6             6
   Additional paid-in capital                                                           25,368        27,250
   Accumulated deficit                                                                  (5,274)       (8,291)
   Accumulated other comprehensive income                                                5,893         3,536
                                                                                       --------     --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                              25,994        22,502
                                                                                       --------     --------
NONCONTROLLING INTERESTS                                                                   167           160
                                                                                       --------     --------
TOTAL EQUITY                                                                            26,161        22,662
                                                                                       --------     --------
TOTAL LIABILITIES AND EQUITY                                                          $167,628      $158,019
                                                                                       ========     ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                              Years ended December 31,
                                                                                        -----------------------------------
                                                                                          2012       2011          2010
                                                                                        -------  ------------- -------------
                                                                                                 (as adjusted, (as adjusted,
                                                                                                  see Note 1)   see Note 1)
                                                                                                   (In Millions)
REVENUES:
   Premiums and other considerations                                                    $ 1,616     $ 1,615       $ 1,632
   Net investment income                                                                  7,001       6,440         7,213
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (127)       (434)         (615)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (170)        (32)         (145)
                                                                                        -------     -------       -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (297)       (466)         (760)
       Other realized investment gains                                                      844         248           356
                                                                                        -------     -------       -------
          Total net realized investment gains (losses)                                      547        (218)         (404)
   Insurance charges                                                                      1,334       1,365         1,416
   Other income:
       Variable annuity fees                                                                629         517           471
       Commissions                                                                          540         507           450
       Investment advisory fees                                                             316         297           259
       Rental income from aircraft operating leases                                         192         197           196
       Other                                                                                633         452           483
                                                                                        -------     -------       -------
TOTAL REVENUES                                                                           12,808      11,172        11,716
                                                                                        -------     -------       -------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                  4,247       3,875         3,507
   Interest credited on policyholder contract deposits                                    2,820       2,575         2,697
   Amortization of deferred policy acquisition costs and value of business acquired         665         982           992
   Amortization of deferred sales inducements                                               114         205           179
   General and administrative expenses, net of deferrals                                  1,666       1,528         1,579
   Commissions, net of deferrals                                                            894         758           699
                                                                                        -------     -------       -------
TOTAL BENEFITS AND EXPENSES                                                              10,406       9,923         9,653
                                                                                        -------     -------       -------
INCOME BEFORE INCOME TAX BENEFIT                                                          2,402       1,249         2,063
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                   29        (170)          (15)
   Deferred                                                                                (651)       (543)       (1,115)
                                                                                        -------     -------       -------
TOTAL INCOME TAX BENEFIT                                                                   (622)       (713)       (1,130)
                                                                                        -------     -------       -------
NET INCOME                                                                                3,024       1,962         3,193
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                              7         (35)            7
                                                                                        -------     -------       -------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                              $ 3,017     $ 1,997       $ 3,186
                                                                                        =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                           Years ended December 31,
                                                                                     -----------------------------------
                                                                                       2012       2011          2010
                                                                                     -------  ------------- -------------
                                                                                              (as adjusted, (as adjusted,
                                                                                               see Note 1)   see Note 1)
                                                                                                (In Millions)
NET INCOME                                                                           $ 3,024     $ 1,962       $ 3,193
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of reclassification
     adjustments                                                                       1,452         325         1,267
   Deferred income tax expense on above changes                                         (545)       (111)         (447)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                      3,143       3,087         3,012
   Deferred income tax expense on above changes                                       (1,015)     (1,104)       (1,096)
   Adjustment to deferred policy acquisition costs, value of business acquired and
     deferred sales inducements                                                         (716)       (385)         (615)
   Deferred income tax benefit on above changes                                          257         134           216
   Insurance loss recognition                                                           (336)     (1,478)         (234)
   Deferred income tax benefit on above changes                                          119         519            81
   Foreign currency translation adjustments                                               (3)          3             7
   Deferred income tax (expense) benefit on above changes                                  1          (1)           (3)
                                                                                     -------     -------       -------
OTHER COMPREHENSIVE INCOME                                                             2,357         989         2,188
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME                                                                   5,381       2,951         5,381
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                       7         (35)            7
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                 $ 5,374     $ 2,986       $ 5,374
                                                                                     =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                              Years ended December 31,
                                                                        -----------------------------------
                                                                          2012       2011          2010
                                                                        -------  ------------- -------------
                                                                                 (as adjusted, (as adjusted,
                                                                                  see Note 1)   see Note 1)
                                                                                   (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year                                 $     1    $      1      $      1
COMMON STOCK:
   Balance at beginning and end of year                                       6           6             6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                          27,250      29,026        29,170
       Capital contributions from Parent (see Note 14)                       --          16             6
       Return of capital                                                 (1,882)     (1,792)         (150)
                                                                        -------    --------      --------
   Balance at end of year                                                25,368      27,250        29,026
                                                                        -------    --------      --------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                          (8,291)    (10,290)      (12,533)
       Cumulative effect of accounting change, net of tax                    --          --          (943)
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                 (8,291)    (10,290)      (13,476)
       Net income attributable to AGL                                     3,017       1,997         3,186
       Other                                                                 --           2            --
                                                                        -------    --------      --------
   Balance at end of year                                                (5,274)     (8,291)      (10,290)
                                                                        -------    --------      --------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                           3,536       2,547           338
       Cumulative effect of accounting change, net of tax                    --          --            21
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                  3,536       2,547           359
       Other comprehensive income                                         2,357         989         2,188
                                                                        -------    --------      --------
   Balance at end of year                                                 5,893       3,536         2,547
                                                                        -------    --------      --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY               25,994      22,502        21,290
                                                                        -------    --------      --------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                             160         195           188
       Net income (loss) attributable to noncontrolling interests             7         (35)            7
                                                                        -------    --------      --------
   Balance at end of year                                                   167         160           195
                                                                        -------    --------      --------
TOTAL EQUITY                                                            $26,161    $ 22,662      $ 21,485
                                                                        =======    ========      ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         Years ended December 31,
                                                                                   ------------------------------------
                                                                                     2012        2011          2010
                                                                                   --------  ------------- -------------
                                                                                             (as adjusted, (as adjusted,
                                                                                              see Note 1)   see Note 1)
                                                                                               (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  3,024    $  1,962      $  3,193
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                   2,820       2,575         2,697
Fees charged for policyholder contract deposits                                      (1,137)     (1,191)       (1,140)
Amortization of deferred policy acquisition costs and value of business acquired        665         982           992
Amortization of deferred sales inducements                                              114         205           179
Net realized investment (gains) losses                                                 (547)        218           404
Foreign exchange transaction (gains) losses                                              (1)         --            --
Equity in income of partnerships and other invested assets                             (314)       (201)         (316)
Depreciation and amortization                                                            31          39            43
Flight equipment depreciation                                                           102         110           121
Amortization (accretion) of net premium/discount on investments                        (774)       (638)         (828)
Provision for deferred income taxes                                                    (651)       (581)       (1,551)
Unrealized (gains) losses in earnings - net                                             102          (4)         (349)
Capitalized interest                                                                    (36)       (138)         (162)
CHANGE IN:
   Trading securities, at fair value                                                     --           2            --
   Accrued investment income                                                             20         (83)          (32)
   Amounts due to/from related parties                                                 (126)        220             2
   Reinsurance receivables                                                               84          64            69
   Deferral of deferred policy acquisition costs and value of business acquired        (604)       (679)         (537)
   Deferral of sales inducements                                                         (5)        (10)           (9)
   Income taxes currently receivable/payable                                           (449)       (155)          855
   Other assets                                                                         (71)         13          (176)
   Future policy benefits                                                               922         865           346
   Other policyholders' funds                                                           (19)        (56)          (74)
   Other liabilities                                                                    266          (8)          514
Other, net                                                                              152         (82)          135
                                                                                   --------    --------      --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                      3,568       3,429         4,376
                                                                                   --------    --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (18,902)    (28,181)      (26,248)
   Equity securities                                                                   (562)        (17)          (28)
   Mortgage and other loans                                                            (961)     (1,224)         (831)
   Flight equipment                                                                     (11)        (14)           (9)
   Acquired businesses, net                                                             (48)         --            --
   Other investments, excluding short-term investments                               (4,215)     (1,469)       (1,498)
Sales of:
   Fixed maturity securities, available for sale                                     15,386      10,505        19,160
   Equity securities                                                                     36         133           130
   Mortgage and other loans                                                             397          --           200
   Flight equipment                                                                       7         102            --
   Divested businesses, net                                                              35          --            --
   Other investments, excluding short-term investments                                2,167       2,067         1,304
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                      6,043       7,677         6,390
   Mortgage and other loans                                                             875         572         1,137
   Other investments, excluding short-term investments                                  598         274           313
Purchases of property, equipment and software                                           (24)        (24)          (23)
Sales of property, equipment and software                                                 1           1            --
Change in restricted cash                                                                23           4           (22)
Change in short-term investments                                                     (1,587)      8,879        (2,816)
                                                                                   --------    --------      --------
       NET CASH USED IN INVESTING ACTIVITIES                                       $   (742)   $   (715)     $ (2,841)
                                                                                   --------    --------      --------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              -----------------------------------
                                                                2012       2011          2010
                                                              -------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 1)   see Note 1)
                                                                         (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                 $ 5,011     $ 8,243       $ 5,909
Policyholder account withdrawals                               (4,830)     (5,798)       (4,694)
Net exchanges to/(from) separate accounts                        (756)       (361)         (211)
Claims and annuity payments                                    (2,572)     (2,723)       (2,259)
Proceeds from repurchase agreements                               857          --            --
Repayment of notes payable                                       (202)       (159)         (232)
Federal Home Loan Bank borrowings                                  60          --            --
Security deposits on flight equipment                             (12)        (11)           39
Change in securities lending payable                            1,466          --            --
Cash overdrafts                                                    67          28            68
Return of capital                                              (1,882)     (1,792)         (150)
                                                              -------     -------       -------
   NET CASH USED IN FINANCING ACTIVITIES                       (2,793)     (2,573)       (1,530)
                                                              -------     -------       -------
INCREASE IN CASH                                                   33         141             5
CASH AT BEGINNING OF PERIOD                                       292         151           146
                                                              -------     -------       -------
CASH AT END OF PERIOD                                         $   325     $   292       $   151
                                                              =======     =======       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $   132     $   201       $   164
Interest (received) paid                                      $    25     $   (11)      $  (157)
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $    66     $   110       $   108
Other various non-cash contributions                          $    --     $    15       $     3

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly-owned subsidiaries, is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of fixed deferred annuities to bank customers. Primary products include term life insurance, universal and whole life insurance, accident and health insurance, fixed and variable annuities, indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlement contracts, terminal funding annuities, immediate annuities, corporate-owned life insurance, bank-owned life insurance, guaranteed investment contracts ("GICs") and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, financial institutions, structured settlement brokers and benefit consultants. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), SunAmerica Asset Management Corp. ("SAAMCo") and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly-owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On November 30, 2012, AIG, as the ultimate parent, finalized a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly-owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements were not impacted by this transaction as AGLC was previously consolidated with AGL prior to this merger.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2012, the Company recorded the effect of out of period adjustments which decreased pre-tax income by $109 million. The out of period adjustments are primarily related to certain GIC contracts being incorrectly set up at issuance in the Company's administration system. The Company also recorded the net effect of an out of period adjustment which decreased equity by $30 million. The out of period adjustment was related to an update in the methodology which the company uses to calculate the shadow DAC amortization on a certain block of business. As a result of this correction, shadow DAC was previously understated by $46 million. The Company has evaluated these corrections taking into account both qualitative and quantitative factors and considered the impact of these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corrections to 2012 as well as the materiality to the prior periods in which they originated. Management believes these corrections are not material to the accompanying 2012 financial statements.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of AGL, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIEs in which we are the primary beneficiary. Equity investments in corporate entities that we do not consolidate, but in which we hold 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003. In 2004, the Company purchased
80.1 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware statutory trust established on November 21, 2003. See Notes 6 and 16.

The business of Castle 1 Trust, Castle 2 Trust and their wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust and Castle 2 Trust have been included in these consolidated financial statements.

The Company also consolidates its investment in various limited partnerships.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of Dallas and mutual funds. Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

Aircraft

Aircraft owned by Castle 1 Trust and Castle 2 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives, with the exception of those which hedge the Company's GIC liabilities, are reported as part of net realized investment gains and losses in the consolidated statements of income. The change in fair value of derivatives which hedge the GIC liabilities are reported in policyholder benefits.

See Notes 3 and 5 for additional disclosures.

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life and investment-oriented products, VOBA is amortized in relation to the EGPs for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 7.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to policyholder benefits in the consolidated statements of income if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum account value ("GMAV"), accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the consolidated statements of income.

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the policyholder at time of contract issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivative assets and liabilities, except for those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

    .  Exchange gains and losses resulting from foreign currency transactions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts as of December 31, 2011 as if the Company had previously reported merged financial statements, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated balance sheet.

                                                                     As Previously Effect of As Currently
                                                                       Reported     Change     Reported
DECEMBER 31, 2011                                                    ------------- --------- ------------
                                                                                (in Millions)
Balance Sheet:
   Deferred policy acquisition cost and value of business acquired     $  6,298     $(1,203)   $  5,095
   Deferred sales inducements                                               516          39         555
   Income tax receivable                                                   (280)        280          --
   Total assets                                                         158,903        (884)    158,019
   Deferred income tax payable                                            1,311        (127)      1,184
   Total liabilites                                                     135,484        (127)    135,357
   Accumulated deficit                                                   (7,345)       (946)     (8,291)
   Accumulated other comprehensive income                                 3,347         189       3,536
   Total AGL shareholder's equity                                        23,259        (757)     22,502
   Total equity                                                          23,419        (757)     22,662
   Total laibilities and equity                                         158,903        (884)    158,019

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present amounts for the years ended December 31, 2011 and 2010 as if the Company had previously reported merged financial statements to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated statements of income and consolidated statements of cash flows.

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $1,234       $(252)     $  982
   Amortization of deferred sales inducements                             183          22         205
   General and administrative expenses, net of deferrals                1,310         218       1,528
   Commissions, net of deferrals                                          731          27         758
   Total benefits and expenses                                          9,908          15       9,923
   Income before income tax benefit                                     1,264         (15)      1,249
   Income tax benefit                                                    (709)         (4)       (713)
   Net income                                                           1,973         (11)      1,962
   Net income attributable to AGL                                       2,008         (11)      1,997

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $ 1,231      $(239)    $   992
   Amortization of deferred sales inducements                              177          2         179
   General and administrative expenses, net of deferrals                 1,393        186       1,579
   Commissions, net of deferrals                                           670         29         699
   Total benefits and expenses                                           9,675        (22)      9,653
   Income before income tax benefit                                      2,041         22       2,063
   Income tax benefit                                                   (1,136)         6      (1,130)
   Net income                                                            3,177         16       3,193
   Net income attributable to AGL                                        3,170         16       3,186

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $1,973       $ (11)     $1,962
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                       1,234        (252)        982
   Amortization of deferred sales inducements                                  183          22         205
   Provision for deferred income taxes                                        (577)         (4)       (581)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                 (924)        245        (679)
   Income taxes currently receivable/payable                                  (161)          6        (155)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $ 3,177      $  16     $ 3,193
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                        1,231       (239)        992
   Amortization of deferred sales inducements                                   177          2         179
   Provision for deferred income taxes                                       (1,557)         6      (1,551)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                  (752)       215        (537)
   Income taxes currently receivable/payable                                    848          7         855

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.
See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

    . The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

    . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                              Counterparty      Cash
At December 31, 2012                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------------
                                                                                 (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   515 $    --    $  --         $  --          $    515
   Foreign government                                       7   2,545      --       --            --             2,552
   States, territories & political subdivisions            --   1,621     633       --            --             2,254
   Corporate debt                                          --  74,506   1,240       --            --            75,746
   RMBS                                                    --   9,972   4,957       --            --            14,929
   CMBS                                                    --   1,720   2,205       --            --             3,925
   CDO/ABS                                                 --   1,745   2,654       --            --             4,399
                                                     -------- ------- -------    -----         -----          --------
Total fixed maturity securities, available for sale         7  92,624  11,689       --            --           104,320
                                                     -------- ------- -------    -----         -----          --------
Hybrid securities:
   U.S. government obligations                             48     858      --       --            --               906
   RMBS                                                    --     117     127       --            --               244
   CMBS                                                    --      15      41       --            --                56
   CDO/ABS                                                 --       8     113       --            --               121
                                                     -------- ------- -------    -----         -----          --------
Total hybrid securities                                    48     998     281       --            --             1,327
                                                     -------- ------- -------    -----         -----          --------
Equity securities, available for sale:
   Common stocks                                           17      --       9       --            --                26
   Preferred stocks                                        --      31      26       --            --                57
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, available for sale                17      31      35       --            --                83
                                                     -------- ------- -------    -----         -----          --------
Equity securities, trading:
   Common stocks                                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, trading                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Partnerships and other invested assets (c)                  1     404   1,905       --            --             2,310
Short-term investments (d)                                 90   3,103      --       --            --             3,193
Derivative assets:
   Interest rate contracts                                  1   1,283      --       --            --             1,284
   Foreign exchange contracts                              --      16      --       --            --                16
   Equity contracts                                        64      32      21       --            --               117
   Other contracts                                         --      --       2       --            --                 2
   Counterparty netting and cash collateral                --      --      --     (230)         (433)             (663)
                                                     -------- ------- -------    -----         -----          --------
Total derivative assets                                    65   1,331      23     (230)         (433)              756
                                                     -------- ------- -------    -----         -----          --------
Separate account assets                                26,642   1,300      --       --            --            27,942
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $ 27,432 $99,791 $13,933    $(230)        $(433)         $140,493
                                                     ======== ======= =======    =====         =====          ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    76 $ 1,040    $  --         $  --          $  1,116
Derivative liabilities:
   Interest rate contracts                                 --   1,144       2       --            --             1,146
   Foreign exchange contracts                              --      43      --       --            --                43
   Counterparty netting and cash collateral                --      --      --     (230)            8              (222)
                                                     -------- ------- -------    -----         -----          --------
Total derivative liabilities                               --   1,187       2     (230)            8               967
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $     -- $ 1,263 $ 1,042    $(230)        $   8          $  2,083
                                                     ======== ======= =======    =====         =====          ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                              Counterparty      Cash      Total Fair
At December 31, 2011                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   547 $    --    $  --         $  --       $    547
   Foreign government                                      --   1,900      --       --            --          1,900
   States, territories & political subdivisions            --   1,201     482       --            --          1,683
   Corporate debt                                          --  72,596     978       --            --         73,574
   RMBS                                                    --   8,940   5,939       --            --         14,879
   CMBS                                                    --   1,699   1,900       --            --          3,599
   CDO/ABS                                                 --   1,452   1,951       --            --          3,403
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, available for sale        --  88,335  11,250       --            --         99,585
                                                     -------- ------- -------    -----         -----       --------
Fixed maturity securities, trading:
   CDO/ABS                                                 --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, trading                   --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Hybrid securities:
   RMBS                                                    --      20     138       --            --            158
   CMBS                                                    --       8      --       --            --              8
   CDO/ABS                                                 --       7      13       --            --             20
                                                     -------- ------- -------    -----         -----       --------
Total hybrid securities                                    --      35     151       --            --            186
                                                     -------- ------- -------    -----         -----       --------
Equity securities, available for sale:
   Common stocks                                           18       4      36       --            --             58
   Preferred stocks                                        --      37      60       --            --             97
                                                     -------- ------- -------    -----         -----       --------
Total equity securities, available for sale                18      41      96       --            --            155
                                                     -------- ------- -------    -----         -----       --------
Partnerships and other invested assets (c)                  1     364   2,398       --            --          2,763
Short-term investments (d)                                146   1,304      --       --            --          1,450
Derivative assets:
   Interest rate contracts                                 --     159      --       --            --            159
   Foreign exchange contracts                              --   1,068      --       --            --          1,068
   Equity contracts                                        85      76       9       --            --            170
   Counterparty netting and cash collateral                --      --      --     (284)         (441)          (725)
                                                     -------- ------- -------    -----         -----       --------
Total derivative assets                                    85   1,303       9     (284)         (441)           672
                                                     -------- ------- -------    -----         -----       --------
Separate account assets                                23,732   1,371      --       --            --         25,103
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $ 23,982 $92,753 $14,857    $(284)        $(441)      $130,867
                                                     ======== ======= =======    =====         =====       ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    -- $   800    $  --         $  --       $    800
Derivative liabilities:
   Interest rate contracts                                 --     433      10       --            --            443
   Foreign exchange contracts                              --     698      --       --            --            698
   Counterparty netting and cash collateral                --      --      --     (284)         (140)          (424)
                                                     -------- ------- -------    -----         -----       --------
Total derivative liabilities                               --   1,131      10     (284)         (140)           717
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $     -- $ 1,131 $   810    $(284)        $(140)      $  1,517
                                                     ======== ======= =======    =====         =====       ========

(a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)Represents cash collateral posted and received.
(c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.6 billion and $1.8 billion at December 31, 2012 and 2011, respectively.
(e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, Level 3 assets were 8.3 percent and 9.4 percent of total assets, respectively, and Level 3 liabilities were 0.7 percent and 0.6 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:





                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2012             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions             $   482         $  40          $   (4)         $   153          $   41          $   (79)
   Corporate debt                 978           (10)             63              (42)            796             (545)
   RMBS                         5,939           174             944             (514)            297           (1,883)
   CMBS                         1,900            36             275               45              34              (85)
   CDO/ABS                      1,951           120              89              679             367             (552)
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, available for
  sale                         11,250           360           1,367              321           1,535           (3,144)
                              -------         -----          ------          -------          ------          -------
Fixed maturity securities,
  trading:
   CDO/ABS                        953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, trading             953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Hybrid securities:
   RMBS                           138            35              --              (44)             --               (2)
   CMBS                            --             3              --               38              --               --
   CDO/ABS                         13            62              --               38              --               --
                              -------         -----          ------          -------          ------          -------
Total hybrid securities           151           100              --               32              --               (2)
                              -------         -----          ------          -------          ------          -------
Equity securities,
  available for sale:
   Common stocks                   36            15             (24)             (23)              5               --
   Preferred stocks                60             9             (25)             (17)              1               (2)
                              -------         -----          ------          -------          ------          -------
Total equity securities,
  available for sale               96            24             (49)             (40)              6               (2)
                              -------         -----          ------          -------          ------          -------
Partnerships and other
  invested assets               2,398           (26)            113             (125)            416             (871)
Derivative assets
   Equity contracts                 9             2              --                5               5               --
   Other contracts                 --            --              --                2              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative assets             9             2              --                7               5               --
                              -------         -----          ------          -------          ------          -------
       Total                  $14,857         $ 635          $1,431          $  (933)         $1,962          $(4,019)
                              -------         -----          ------          -------          ------          -------
LIABILITIES:
Policyholder contract
  deposits                    $  (800)        $(181)         $  (72)         $    13          $   --          $    --
Derivative liabilities, net
   Interest rate
     contracts                    (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative
  liabilities, net                (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
       Total                  $  (810)        $(173)         $  (72)         $    13          $   --          $    --
                              -------         -----          ------          -------          ------          -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2012                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions                 $   633           $ --
   Corporate debt                   1,240             --
   RMBS                             4,957             --
   CMBS                             2,205             --
   CDO/ABS                          2,654             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,689             --
                                  -------           ----
Fixed maturity securities,
  trading:
   CDO/ABS                             --             --
                                  -------           ----
Total fixed maturity
  securities, trading                  --             --
                                  -------           ----
Hybrid securities:
   RMBS                               127             31
   CMBS                                41              4
   CDO/ABS                            113              1
                                  -------           ----
Total hybrid securities               281             36
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                        9             --
   Preferred stocks                    26             --
                                  -------           ----
Total equity securities,
  available for sale                   35             --
                                  -------           ----
Partnerships and other
  invested assets                   1,905             --
Derivative assets
   Equity contracts                    21             --
   Other contracts                      2             --
                                  -------           ----
Total derivative assets                23             --
                                  -------           ----
       Total                      $13,933           $ 36
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $(1,040)          $196
Derivative liabilities, net
   Interest rate
     contracts                         (2)            --
                                  -------           ----
Total derivative
  liabilities, net                     (2)            --
                                  -------           ----
       Total                      $(1,042)          $196
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)






                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2011             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government         $    --         $  --           $  --          $    1           $    --         $    (1)
   States, territories &
     political
     subdivisions                 289            --              75             179                --             (61)
   Corporate debt               1,411             7             (52)             79             1,360          (1,827)
   RMBS                         3,831           (45)            269           1,402               498             (16)
   CMBS                         1,722             1              92              71                51             (37)
   CDO/ABS                      2,007            22              90            (256)              508            (420)
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, available for
  sale                          9,260           (15)            474           1,476             2,417          (2,362)
                              -------         -----           -----          ------           -------         -------
Fixed maturity securities,
  trading:
   Corporate debt                  --            --              --              (2)                2              --
   CDO/ABS                        922            31              --              --                --              --
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, trading             922            31              --              (2)                2              --
                              -------         -----           -----          ------           -------         -------
Hybrid securities:
   RMBS                            --           (15)             --             153                --              --
   CDO/ABS                         --            --              --              20                --              (7)
                              -------         -----           -----          ------           -------         -------
Total hybrid securities            --           (15)             --             173                --              (7)
                              -------         -----           -----          ------           -------         -------
Equity securities,
  available for sale:
   Common stocks                   49            23              (6)            (33)                8              (5)
   Preferred stocks                31            (1)             27              --                 3              --
                              -------         -----           -----          ------           -------         -------
Total equity securities,
  available for sale               80            22              21             (33)               11              (5)
                              -------         -----           -----          ------           -------         -------
Partnerships and other
  invested assets               2,576           (13)             78            (154)                3             (92)
Derivative assets
   Interest rate
     contracts                      1           (11)             --              10                --              --
   Equity contracts                22            (3)             --               5                --             (15)
                              -------         -----           -----          ------           -------         -------
Total derivative assets            23           (14)             --              15                --             (15)
                              -------         -----           -----          ------           -------         -------
       Total                  $12,861         $  (4)          $ 573          $1,475           $ 2,433         $(2,481)
                              -------         -----           -----          ------           -------         -------
LIABILITIES:
Policyholder contract
  deposits                    $  (361)        $(426)          $  --          $  (13)          $    --         $    --
Derivative liabilities, net
   Interest rate
     contracts                     --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
Total derivative
  liabilities, net                 --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
       Total                  $  (361)        $(426)          $  --          $  (23)          $    --         $    --
                              -------         -----           -----          ------           -------         -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2011                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government             $    --           $ --
   States, territories &
     political
     subdivisions                     482             --
   Corporate debt                     978             --
   RMBS                             5,939             --
   CMBS                             1,900             --
   CDO/ABS                          1,951             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,250             --
                                  -------           ----
Fixed maturity securities,
  trading:
   Corporate debt                      --             --
   CDO/ABS                            953              5
                                  -------           ----
Total fixed maturity
  securities, trading                 953              5
                                  -------           ----
Hybrid securities:
   RMBS                               138            (22)
   CDO/ABS                             13             (1)
                                  -------           ----
Total hybrid securities               151            (23)
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                       36             --
   Preferred stocks                    60             --
                                  -------           ----
Total equity securities,
  available for sale                   96             --
                                  -------           ----
Partnerships and other
  invested assets                   2,398             --
Derivative assets
   Interest rate
     contracts                         --             --
   Equity contracts                     9             --
                                  -------           ----
Total derivative assets                 9             --
                                  -------           ----
       Total                      $14,857           $(18)
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $  (800)          $ --
Derivative liabilities, net
   Interest rate
     contracts                        (10)            --
                                  -------           ----
Total derivative
  liabilities, net                    (10)            --
                                  -------           ----
       Total                      $  (810)          $ --
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2012                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale      $ 447          $ (87)     $ 360
Fixed maturity securities, trading                   175             --        175
Hybrid securities                                    100             --        100
Equity securities, available for sale                 --             24         24
Partnerships and other invested assets                28            (54)       (26)
Derivative assets                                     --              2          2
Policyholder contract deposits                        --           (181)      (181)
Derivative liabilities                                --             (8)        (8)


                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2011                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $335          $(350)     $ (15)
Fixed maturity securities, trading                    31             --         31
Hybrid securities                                    (15)            --        (15)
Equity securities, available for sale                 --             22         22
Partnerships and other invested assets                26            (39)       (13)
Derivative assets                                    (11)            (3)       (14)
Policyholder contract deposits                        --           (426)      (426)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                     Purchases,
                                                                                       Sales,
                                                                                     Issuances
                                                                                        and
                                                                                    Settlements,
December 31, 2012                                    Purchases  Sales   Settlements   Net (a)
-----------------                                    --------- -------  ----------- ------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  372   $  (201)   $   (18)    $   153
   Corporate debt                                        225      (169)       (98)        (42)
   RMBS                                                  628      (193)      (949)       (514)
   CMBS                                                  277      (131)      (101)         45
   CDO/ABS                                             1,379        --       (700)        679
                                                      ------   -------    -------     -------
Total fixed maturity securities, available for sale    2,881      (694)    (1,866)        321
                                                      ------   -------    -------     -------
Fixed maturity securities, trading:
   CDO/ABS                                                --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Total fixed maturity securities, trading                  --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Hybrid securities:
   RMBS                                                   --       (16)       (28)        (44)
   CMBS                                                   57       (19)        --          38
   CDO/ABS                                             1,133      (981)      (114)         38
                                                      ------   -------    -------     -------
Total hybrid securities                                1,190    (1,016)      (142)         32
                                                      ------   -------    -------     -------
Equity securities, available for sale:
   Common stocks                                          --       (23)        --         (23)
   Preferred stocks                                       60       (75)        (2)        (17)
                                                      ------   -------    -------     -------
Total equity securities, available for sale               60       (98)        (2)        (40)
                                                      ------   -------    -------     -------
Partnerships and other invested assets                   296        --       (421)       (125)
Derivative assets
   Equity contracts                                        5        --         --           5
   Other contracts                                         2        --         --           2
                                                      ------   -------    -------     -------
Total derivative assets                                    7        --         --           7
                                                      ------   -------    -------     -------
       Total                                          $4,434   $(1,808)   $(3,559)    $  (933)
                                                      ------   -------    -------     -------
LIABILITIES:
Policyholder contract deposits                        $   --   $   (22)   $    35     $    13
                                                      ------   -------    -------     -------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2011                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government                                 $    1   $  --    $    --      $    1
   States, territories & political subdivisions          179      --         --         179
   Corporate debt                                        350    (119)      (152)         79
   RMBS                                                2,476    (317)      (757)      1,402
   CMBS                                                  244     (21)      (152)         71
   CDO/ABS                                               397      (7)      (646)       (256)
                                                      ------   -----    -------      ------
Total fixed maturity securities, available for sale    3,647    (464)    (1,707)      1,476
                                                      ------   -----    -------      ------
Fixed maturity securities, trading:
   Corporate debt                                         --      --         (2)         (2)
                                                      ------   -----    -------      ------
Total fixed maturity securities, trading                  --      --         (2)         (2)
                                                      ------   -----    -------      ------
Hybrid securities:
   RMBS                                                  178      --        (25)        153
   CDO/ABS                                                20      --         --          20
                                                      ------   -----    -------      ------
Total hybrid securities                                  198      --        (25)        173
                                                      ------   -----    -------      ------
Equity securities, available for sale:
   Common stocks                                          --     (31)        (2)        (33)
   Preferred stocks                                       19     (19)        --          --
                                                      ------   -----    -------      ------
Total equity securities, available for sale               19     (50)        (2)        (33)
                                                      ------   -----    -------      ------
Partnerships and other invested assets                   238    (126)      (266)       (154)
Derivative assets
   Interest rate contracts                                10      --         --          10
   Equity contracts                                        5      --         --           5
                                                      ------   -----    -------      ------
Total derivative assets                                   15      --         --          15
                                                      ------   -----    -------      ------
       Total                                          $4,117   $(640)   $(2,002)     $1,475
                                                      ------   -----    -------      ------
LIABILITIES:
Policyholder contract deposits                        $   --   $ (18)   $     5      $  (13)
Derivative liabilities, net
   Interest rate contracts                               (10)     --         --         (10)
                                                      ------   -----    -------      ------
Total derivative liabilities, net                        (10)     --         --         (10)
                                                      ------   -----    -------      ------
       Total                                          $  (10)  $ (18)   $     5      $  (23)
                                                      ------   -----    -------      ------

(a)There were no issuances during the years ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                                Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)       (Weighted Average)(a)
                                ----------------- -------------------- ------------------------------ -------------------------
                                  (In Millions)
ASSETS:
RMBS                                 $4,500       Discounted cash flow  Constant prepayment rate (c)    0.00% - 11.22% (5.46%)
                                                                                   Loss severity (c)  39.40% - 78.75% (59.08%)
                                                                           Constant default rate (c)    3.45% - 12.63% (8.04%)
                                                                                           Yield (c)    2.99% - 10.08% (6.53%)
Certain CDO/ABS                         568       Discounted cash flow  Constant prepayment rate (c)   0.00% - 50.61% (18.40%)
                                                                           Constant default rate (c)     0.00% - 0.31% (0.02%)
                                                                                           Yield (c)     0.30% - 5.51% (2.91%)
CMBS                                  1,454       Discounted cash flow                     Yield (b)    0.00% - 17.57% (8.33%)
LIABILITIES:
Policyholder contract deposits        1,040       Discounted cash flow Equity implied volatility (b)            6.00% - 39.00%
                                                                                Base lapse rates (b)            1.00% - 40.00%
                                                                             Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                 Mortality rates (b)            0.50% - 40.00%
                                                                               Utilization rates (b)            0.50% - 25.00%

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/--one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.




                                    Investment Category Includes
                            ---------------------------------------------

INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets of
                            mature companies are acquired from the
                            current shareholders, typically with the use
                            of financial leverage.
   Non-U.S.                 Investments that focus primarily on Asian
                            and European based buyouts, expansion
                            capital, special situations, turnarounds,
                            venture capital, mezzanine and distressed
                            opportunities strategies.
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event, such
                            as an initial public offering or sale of the
                            company.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection, or
                            troubled.
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused strategies.

Total private equity funds

Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations.
   Long-short               Securities that the manager believes are
                            undervalued, with corresponding short
                            positions to hedge market risk.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection or
                            troubled.
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy and
                            industry-focused strategies.

Total hedge funds

Total

                                 December 31, 2012            December 31, 2011
                            ---------------------------- ----------------------------
                            Fair Value Using  Unfunded   Fair Value Using  Unfunded
                            Net Asset Value  Commitments Net Asset Value  Commitments
                            ---------------- ----------- ---------------- -----------
                                                  (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout              $1,020         $224          $1,042         $263




   Non-U.S.                           7            1              12            8




   Venture capital                   55            9             141           11




   Distressed                        63           12             117           35


   Other                            116           32             468          126

                                 ------         ----          ------         ----
Total private equity funds        1,261          278           1,780          443
                                 ------         ----          ------         ----
Hedge funds:
   Event-driven                     319            2             338            2



   Long-short                       395           --             242           --


   Distressed                       261           --             192            5


   Other                             52           --             173           --


                                 ------         ----          ------         ----
Total hedge funds                 1,027            2             945            7
                                 ------         ----          ------         ----
Total                            $2,288         $280          $2,725         $450
                                 ======         ====          ======         ====

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 49 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 49 percent between three and seven years and 2 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are redeemable quarterly (34 percent), semi-annually (17 percent) and annually (49 percent), with redemption notices ranging from 30 days to 180 days. More than 73 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option - Fixed Maturity Securities, Trading, Hybrid Securities and Policyholder Contract Deposits

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $177 million, $30 million and $375 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $206 million and $(24) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company will maintain this election. The change in the fair value of the GIC liabilities were $(3) million and $78 million in the years ended December 31, 2012 and 2011, respectively, and were reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset with swaps used to hedge the Company's interest rate risk. See Note 16 for additional information.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable      $ --   $  189  $ 8,906 $ 9,095 $ 8,245
Policy loans                               --       --    1,587   1,587   1,587
Partnerships and other invested assets     --       54       --      54      54
Short-term investments                     --    1,600       --   1,600   1,600
Cash                                      325       --       --     325     325
LIABILITIES
Policyholder contract deposits (a)         --      245   64,115  64,360  57,452
Notes payable                              --       --      224     224     240
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 9,137 $ 8,418
Policy loans                                                      1,920   1,642
Partnerships and other invested assets                               59      59
Short-term investments                                            1,756   1,756
Cash                                                                292     292
LIABILITIES
Policyholder contract deposits (a)                               58,139  52,352
Notes payable                                                       349     376

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b)Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                 Other-Than-
                                                                    Gross      Gross              Temporary
                                                      Amortized   Unrealized Unrealized  Fair    Impairments
                                                     Cost or Cost   Gains      Losses    Value   in AOCI (a)
                                                     ------------ ---------- ---------- -------- -----------
                                                                          (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   413     $   102     $  --    $    515    $  --
   Foreign government                                    2,243         317        (8)      2,552       --
   States, territories & political subdivisions          2,015         245        (6)      2,254       --
   Corporate debt                                       66,448       9,607      (309)     75,746       79
   RMBS                                                 13,641       1,506      (218)     14,929      469
   CMBS                                                  3,462         546       (83)      3,925      185
   CDO/ABS                                               4,217         256       (74)      4,399       43
                                                       -------     -------     -----    --------    -----
Total fixed maturity securities, available for sale     92,439      12,579      (698)    104,320      776
Equity securities, available for sale:
   Common stocks                                            12          14        --          26       --
   Preferred stocks                                         42          15        --          57       --
                                                       -------     -------     -----    --------    -----
Total equity securities, available for sale                 54          29        --          83       --
Investment in AIG                                           10          --        (6)          4       --
                                                       -------     -------     -----    --------    -----
Total                                                  $92,503     $12,608     $(704)   $104,407    $ 776
                                                       =======     =======     =====    ========    =====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   422      $  125    $    --   $   547    $  --
   Foreign government                                    1,704         204         (8)    1,900       --
   States, territories & political subdivisions          1,491         198         (6)    1,683       --
   Corporate debt                                       66,654       7,780       (860)   73,574       66
   RMBS                                                 14,929         774       (824)   14,879     (228)
   CMBS                                                  3,475         352       (228)    3,599      120
   CDO/ABS                                               3,397         213       (207)    3,403       14
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale     92,072       9,646     (2,133)   99,585      (28)
Equity securities, available for sale:
   Common stocks                                            28          33         (3)       58       --
   Preferred stocks                                         54          43         --        97       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale                 82          76         (3)      155       --
Investment in AIG                                           10          --         (7)        3       --
                                                       -------      ------    -------   -------    -----
Total                                                  $92,164      $9,722    $(2,143)  $99,743    $ (28)
                                                       -------      ------    -------   -------    -----

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
                                                     Value     Losses    Value    Losses   Value    Losses
                                                     ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   Foreign government                                $  378    $  (8)    $    3   $  --    $  381   $  (8)
   States, territories & political subdivisions         326       (6)         1      --       327      (6)
   Corporate debt                                     4,111     (131)     2,048    (178)    6,159    (309)
   RMBS                                                 142       (2)       959    (216)    1,101    (218)
   CMBS                                                  86       (2)       278     (81)      364     (83)
   CDO/ABS                                              882      (22)       716     (52)    1,598     (74)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   5,925     (171)     4,005    (527)    9,930    (698)
Investment in AIG                                        --       --          4      (6)        4      (6)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $5,925    $(171)    $4,009   $(533)   $9,934   $(704)
                                                     ------    -----     ------   -----    ------   -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Less than 12 Months 12 Months or More       Total
                                                     -----------------   ----------------  -----------------
                                                                Gross             Gross              Gross
                                                      Fair    Unrealized Fair   Unrealized  Fair   Unrealized
                                                      Value     Losses   Value    Losses    Value    Losses
                                                     -------  ---------- ------ ---------- ------- ----------
                                                                          (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government                                $   233    $  (8)   $   --  $    --   $   233  $    (8)
   States, territories & political subdivisions           12       (1)       40       (5)       52       (6)
   Corporate debt                                      7,152     (433)    3,069     (427)   10,221     (860)
   RMBS                                                3,562     (281)    1,975     (543)    5,537     (824)
   CMBS                                                  809      (81)      425     (147)    1,234     (228)
   CDO/ABS                                               676      (21)      884     (186)    1,560     (207)
                                                     -------    -----    ------  -------   -------  -------
Total fixed maturity securities, available for sale   12,444     (825)    6,393   (1,308)   18,837   (2,133)
Equity securities, available for sale:
   Common stocks                                           8       (3)       --       --         8       (3)
                                                     -------    -----    ------  -------   -------  -------
Total equity securities, available for sale                8       (3)       --       --         8       (3)
Investment in AIG                                          2       (7)       --       --         2       (7)
                                                     -------    -----    ------  -------   -------  -------
Total                                                $12,454    $(835)   $6,393  $(1,308)  $18,847  $(2,143)
                                                     =======    =====    ======  =======   =======  =======

As of December 31, 2012, the Company held 1,337 individual fixed maturity and equity securities that were in an unrealized loss position, of which 678 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                             for Sale Securities
                                                             ------------------------------
                                                             Amortized
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                   (In Millions)
Due in one year or less                                       $ 2,827        $  2,898
Due after one year through five years                          10,806          11,742
Due after five years through ten years                         27,555          30,897
Due after ten years                                            29,931          35,530
Mortgage-backed, asset-backed and collateralized securities    21,320          23,253
                                                              -------        --------
Total fixed maturity securities available for sale            $92,439        $104,320
                                                              =======        ========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(155) million, $5 million, and $350 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                                  December 31, December 31,
                                                                      2012         2011
                                                                  ------------ ------------
                                                                        (In Millions)
Invested assets on deposit:
   Regulatory agencies                                                $ 87         $95
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of Dallas                15          20
   Advance agreements - Federal Home Loan Bank of Cincinnati            15          14
   Advance agreements - Federal Home Loan Bank of San Francisco         25          25
   FHLB collateral                                                     283          --

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                               2012
                                                           -------------
                                                           (In Millions)
       Securities on loan: (a)
          Amortized cost..................................    $1,234
          Estimated fair value............................     1,420
       Cash collateral on deposit from counterparties (b)      1,466
       Reinvestment portfolio - estimated fair value           1,466

(a)Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b)Included within Short-term investments on the consolidated balance sheets. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $7.9 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California       138      $1,736     $ 58    $  481  $  193     $431      $221   $352     22.0%
New York          64       1,075      157       658      74       29        44    113     13.6%
New Jersey        51         729      373       150     164        3        --     39      9.2%
Texas             37         464       27       196      51      115        53     22      5.9%
Pennsylvania      51         425       54        95     145      107        17      7      5.4%
Other states     321       3,475      281     1,375     813      192       356    458     43.9%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         662      $7,904     $950    $2,955  $1,440     $877      $691   $991    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                            Class
                                                     ----------------------------------------------------
                                          # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2012                         ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                           ($ In Millions)
Credit Quality Indicator:
   In good standing                          646        $941    $2,835  $1,414     $875      $691   $912  $7,668    97.0%
   Restructured (a)                           12           9       107      --        2        --     27     145     1.8%
   90 days or less delinquent                 --          --        --      --       --        --     --      --     0.0%
   >90 days delinquent or in process of
     foreclosure                               4          --        13      26       --        --     52      91     1.2%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)                                    662        $950    $2,955  $1,440     $877      $691   $991  $7,904   100.0%
                                             ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance                                     $  2    $   39  $   13     $  1      $  1   $ 23  $   79     1.0%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company owns mortgages with a carrying value of $82 million and $84 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2012 and 2011, respectively.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011   2010
                                                         ----  ----  -----
                                                           (In Millions)
     Allowance, beginning of year                        $233  $319  $ 330
        Additions (reductions) to allowance for losses    (62)  (32)   179
        Charge-offs, net of recoveries                    (16)  (54)  (190)
                                                         ----  ----  -----
     Allowance, end of year                              $155  $233  $ 319
                                                         ----  ----  -----

The Company's impaired mortgage loans are as follows:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances     $ 75  $108  $288
         Impaired loans without valuation allowances     7    69   179
                                                      ----  ----  ----
            Total impaired loans                        82   177   467
         Valuation allowances on impaired loans        (27)  (18)  (58)
                                                      ----  ----  ----
            Impaired loans, net                       $ 55  $159  $409
                                                      ====  ====  ====

The Company recognized $4 million, $10 million and $15 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $11 million and $153 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. At December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $23 million.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their 2012 and 2011 restructurings, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $6.6 billion and $6.5 billion at December 31, 2012 and 2011, respectively, and were comprised of 492 partnerships and 518 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2012    2011    2010
                                                  ------  ------  ------
                                                       (In Millions)
      Investment income:
         Fixed maturities                         $5,792  $5,404  $5,970
         Equity securities                            67       2       6
         Mortgage and other loans                    526     540     535
         Policy loans                                102     106     111
         Investment real estate                       73      59      39
         Partnerships and other invested assets      650     508     648
         Securities Lending                            2      --       3
         Other investment income                      12      12      35
                                                  ------  ------  ------
      Gross investment income                      7,224   6,631   7,347
      Investment expenses                           (223)   (191)   (134)
                                                  ------  ------  ------
      Net investment income                       $7,001  $6,440  $7,213
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $178 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2012    2011   2010
                                                         ------  -----  -----
                                                             (In Millions)
 Sales of fixed maturity securities, available for sale  $1,506  $ 760  $ 747
 Sales of equity securities, available for sale              25     30     58
 Mortgage and other loans                                    73     55   (139)
 Investment real estate                                      12     15      1
 Partnerships and other invested assets                     (21)  (144)     5
 Derivatives                                               (669)  (336)  (226)
 Securities lending collateral, including other-than-
   temporary impairments                                     --     --    112
 Other-than-temporary impairments                          (379)  (598)  (962)
                                                         ------  -----  -----
 Net realized investment gains (losses) before taxes     $  547  $(218) $(404)
                                                         ======  =====  =====

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities   $1,598    $(92)    $821     $(61)    $833     $(86)
Equity securities               31      (6)      37       (7)      61       (3)
                            ------    ----     ----     ----     ----     ----
Total                       $1,629    $(98)    $858     $(68)    $894     $(89)
                            ======    ====     ====     ====     ====     ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                        2012    2011    2010
                                                                       ------  ------  ------
                                                                            (In Millions)
Balance, beginning of year                                             $2,775  $2,762  $2,371
Increases due to:
   Credit impairments on new securities subject to impairment losses       96     177     364
   Additional credit impairments on previously impaired securities        194     278     509
Reductions due to:
   Credit impaired securities fully disposed for which there
     was no prior intent or requirement to sell                          (520)   (160)   (343)
   Credit impaired securities for which there is a current intent
     or anticipated requirement to sell                                    --      --      (6)
   Accretion on securities previously impaired due to credit             (422)   (272)   (133)
Other                                                                       3     (10)     --
                                                                       ------  ------  ------
Balance, end of year                                                   $2,126  $2,775  $2,762
                                                                       ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments,. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                               Acquisition
                                                              -------------
                                                              (In Millions)
    Contractually required payments (principal and interest)     $6,789
    Cash flows expected to be collected (a)                       5,338
    Recorded investment in acquired securities                    3,427

(a)Represents undiscounted expected cash flows, including both principal and interest.

                                      December 31, 2012 December 31, 2011
                                      ----------------- -----------------
                                                 (In Millions)
       Outstanding principal balance       $4,262            $3,941
       Amortized cost                       2,794             2,693
       Fair value                           3,189             2,523

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                 2012    2011
                                                                ------  ------
                                                                 (In Millions)
 Balance, beginning of year                                     $1,695  $   --
    Newly purchased PCI securities                                 486   1,574
    Accretion                                                     (244)   (141)
    Decreases due to disposal                                     (175)     --
    Effect of changes in interest rate indices                     (84)    (23)
    Net reclassification from (to) non-accretable difference,
      including effects of prepayments                              56     285
                                                                ------  ------
 Balance, end of year                                           $1,734  $1,695
                                                                ======  ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $ 5,159    $1,284    $ 5,687     $1,146
   Foreign exchange contracts                            108        16        165         43
   Equity contracts                                    3,550       117         --         --
   Other contracts (c)                                10,323         2     18,235      1,040
                                                     -------    ------    -------     ------
Total derivatives, gross                             $19,140     1,419    $24,087      2,229
                                                     =======    ------    =======     ------
   Counterparty netting (d)                                       (230)                 (230)
   Cash collateral (e)                                            (433)                    8
                                                                ------                ------
Total derivatives, net                                             756                 2,007
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                 1,040
                                                                ------                ------
Total derivatives on balance sheets                             $  756                $  967
                                                                ======                ======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $1,523    $  159    $ 2,734     $  443
   Foreign exchange contracts                          4,069     1,068      4,474        698
   Equity contracts                                    3,580       170         --         --
   Other contracts (c)                                    --        --     14,636        800
                                                      ------    ------    -------     ------
Total derivatives, gross                              $9,172     1,397    $21,844      1,941
                                                      ======    ------    =======     ------
   Counterparty netting (d)                                       (284)                 (284)
   Cash collateral (e)                                            (441)                 (140)
                                                                ------                ------
Total derivatives, net                                             672                 1,517
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                   800
                                                                ------                ------
Total derivatives on balance sheets                             $  672                $  717
                                                                ======                ======

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                        2012   2011   2010
                                                       -----  -----  -----
                                                          (In Millions)
    Derivatives not designated as hedging instruments
       Interest rate contracts                         $  (8) $(173) $(128)
       Foreign exchange contracts                        (46)   156   (257)
       Equity contracts                                 (101)   118   (146)
       Other contracts                                  (514)  (437)   305
                                                       -----  -----  -----
    Total                                              $(669) $(336) $(226)
                                                       =====  =====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $231 million and $155 million of net derivative assets at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $55 million and $80 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                               At December 31,
                                         --------------------------------------------------------
                                          VIE Assets   VIE Liabilities Off-Balance Sheet Exposure
                                         ------------- --------------- --------------------------
                                          2012   2011  2012    2011    2012          2011
                                         ------ ------ ----    ----    ----          ----
                                                               (In Millions)
     Castle 1 Trust                      $  632 $  720 $324    $419    $--           $--
     Castle 2 Trust                         634    730  274     389     --            --
     Investment in limited partnerships     665    710   23      50     --            --
                                         ------ ------  ----    ----   ---           ---
     Total                               $1,931 $2,160 $621    $858    $--           $--
                                         ====== ======  ====    ====   ===           ===

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On-Balance Off-Balance
   December 31, 2012                  Assets     Sheet       Sheet    Total
   -----------------                 --------- ---------- ----------- ------
                                                  (In Millions)
   Real estate and investment funds   $ 5,448    $  779       $55     $  834
                                      -------    ------       ---     ------
   Total                              $ 5,448    $  779       $55     $  834
                                      =======    ======       ===     ======
   December 31, 2011
   -----------------
   Real estate and investment funds   $ 5,725    $  830       $80     $  910
   Maiden Lane II                       9,254       953        --        953
                                      -------    ------       ---     ------
   Total                              $14,979    $1,783       $80     $1,863
                                      =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                               ----------------------------
                                               Consolidated  Unconsolidated
                                                   VIEs         VIEs
                                               ------------- --------------
                                                2012   2011  2012    2011
                                               ------ ------ ----   ------
                                                     (In Millions)
       Assets:
          Cash and short-term investments      $  182 $  208 $ --   $   --
          Restricted cash                          70     93   --       --
          Fixed maturity securities, trading       --     --   --      953
          Aircraft                                984  1,095   --       --
          Other invested assets                   513    716  779      830
          Other asset accounts                    182     48   --       --
                                               ------ ------  ----  ------
       Total assets                            $1,931 $2,160 $779   $1,783
                                               ====== ======  ====  ======
       Liabilities:
          Amounts due to related parties       $  281 $  432 $ --   $   --
          Other liability accounts                340    426   --       --
                                               ------ ------  ----  ------
       Total liabilities                       $  621 $  858 $ --   $   --
                                               ====== ======  ====  ======

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 16 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                    2012    2011    2010
                                                   ------  ------  ------
                                                        (In Millions)
     Balance at January 1                          $4,704  $5,315  $6,202
        Deferrals                                     584     663     528
        Accretion of interest/amortization           (592)   (722)   (709)
        Effect of unlocking assumptions used in
          estimating future gross profits              45      28     (68)
        Effect of realized gains on securities        (85)   (245)   (160)
        Effect of unrealized gains on securities     (498)   (335)   (478)
                                                   ------  ------  ------
     Balance at December 31                        $4,158  $4,704  $5,315
                                                   ======  ======  ======

The following table summarizes the activity in value of business acquired:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
        Balance at January 1                          $391  $443  $521
           Accretion of interest/amortization          (15)  (39)  (33)
           Effect of unlocking assumptions used in
             estimating future gross profits             5     1    --
           Effect of realized gains on securities      (23)   (5)  (22)
           Effect of unrealized gains on securities    (19)   (9)  (23)
                                                      ----  ----  ----
        Balance at December 31                        $339  $391  $443
                                                      ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $28 million, $24 million, $23 million, $20 million and $21 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
       Balance at January 1                          $ 555  $ 667  $ 831
          Deferrals                                    112    134    129
          Accretion of interest/amortization          (140)  (167)  (164)
          Effect of unlocking assumptions used in
            estimating future gross profits             27      8     --
          Effect of realized gains on securities        (1)   (46)   (15)
          Effect of unrealized gains on securities    (199)   (41)  (114)
                                                     -----  -----  -----
       Balance at December 31                        $ 354  $ 555  $ 667
                                                     -----  -----  -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $147 million and $152 million in 2012 and 2011, respectively.

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                    2012    2011
                                                   ------- -------
                                                    (In Millions)
              Future policy benefits:
                 Ordinary life                     $11,359 $11,105
                 Group life                             74      78
                 Life contingent group annuities       330     340
                 Life contingent annuities          15,882  14,710
                 Terminal funding                    1,324   1,294
                 Accident and health                   673     621
                                                   ------- -------
              Total                                $29,642 $28,148
                                                   ======= =======
              Policyholder contract deposits:
                 Annuities                         $52,435 $53,608
                 Guaranteed investment contracts     6,252   6,925
                 Corporate-owned life insurance      2,181   2,174
                 Universal life                     11,263  10,901
                 Other contract deposits               794     837
                                                   ------- -------
              Total                                $72,925 $74,445
                                                   ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
11.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products, which includes among other things the impact of investment returns and mortality, may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of this review, the Company recognized a $336 million and $1.5 billion pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $119 million and $519 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $217 million and $959 million decrease to comprehensive income and total equity in 2012 and 2011, respectively.

For the year ended December 31, 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $807 million as a consequence of actual loss recognition and a $61 million strengthening of long-term care reserves for updated morbidity assumptions. There was no actual loss recognition recorded in 2011 or 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       11.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than zero.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately
       6.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

    . Interest credited on deferred annuities, which vary by year of issuance, range from a rate of 1.0 percent to 9.0 percent, including bonuses. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

    . GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.5 percent to 8.5 percent and the maturity ranges from 4 years to 21 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2012 was 4.6 percent.

    . The universal life policies have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8.3 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 0.8 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $35 million, $41 million and $43 million in 2012, 2011 and 2010, respectively, and were included as part of policyholders' benefits in the consolidated statements of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                             2012                               2011
                                              ---------------------------------- ----------------------------------
                                                                     Highest                            Highest
                                              Net Deposits Plus a Contract Value Net Deposits Plus a Contract Value
                                                Minimum Return       Attained      Minimum Return       Attained
                                              ------------------- -------------- ------------------- --------------
                                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                 $      13,943       $13,688        $      10,928       $13,128
   Net amount at risk (a)                                  955         1,093                1,348         2,132
   Average attained age of contract holders                 66            66                   66            67
   Range of guaranteed minimum return rates       0.00%-10.00%                       0.00%-10.00%
At annuitization (GMIB)
   Account value                                 $       2,981                      $       3,130
   Net amount at risk (b)                                  233                                271
   Weighted average period remaining until
     earliest annuitization                          0.1 years                          0.3 years
   Range of guaranteed minimum return rates        0.00%-6.50%                        0.00%-6.50%
Annual withdrawals at specified date (GMWB)
   Account value                                 $      14,587                      $      10,592
   Net amount at risk (c)                                  899                              1,358
   Weighted average period remaining until
     guaranteed payment                             16.7 years                         16.6 years
Accumulation at specified date (GMAV)
   Account value                                 $         826                      $         961
   Net amount at risk (d)                                    9                                 23
   Weighted average period remaining until
     guaranteed payment                              2.1 years                          3.0 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b)Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value if all contract holders annuitized at their respective eligibility date.
(c)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.
(d)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB/GMAV) on the consolidated balance sheets:

                                            GMDB  GMIB GMWB GMAV
                                            ----  ---- ---- ----
                                                (In Millions)
              2012
              ----
              Balance at January 1          $378  $61  $543 $ 63
              Guaranteed benefits incurred    36   (6)  226  (32)
              Guaranteed benefits paid       (63)  (5)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $351  $50  $769 $ 31
                                            ====  ===  ==== ====
              2011
              ----
              Balance at January 1          $350  $52  $125 $ 49
              Guaranteed benefits incurred   107   13   418   14
              Guaranteed benefits paid       (79)  (4)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $378  $61  $543 $ 63
                                            ====  ===  ==== ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2012:

    . Data used was 50 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 7.5 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 50.0 percent to 80.0 percent of the 1975-80 SOA Ultimate, 1983a and Ult. M tables.

    . Lapse rates vary by contract type and duration and range from zero to 37 percent.

    .  The discount rate used ranged from 5.5 percent to 10.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                               2012 2011 2010
                                                               ---- ---- ----
                                                               (In Millions)
  Balance as of January 1, net of reinsurance recoverable      $ 48 $ 43 $ 48
  Add: Incurred losses related to:
  Current year                                                   82   90   78
  Prior years                                                    60   71   62
                                                               ---- ---- ----
  Total incurred losses                                         142  161  140
                                                               ---- ---- ----
  Deduct: Paid losses related to:
  Current year                                                   85   91   82
  Prior years                                                    59   65   63
                                                               ---- ---- ----
  Total paid losses                                             144  156  145
                                                               ---- ---- ----
  Balance as of December 31, net of reinsurance recoverable      46   48   43
  Reinsurance recoverable                                         8   14   15
                                                               ---- ---- ----
  Balance as of December 31, gross of reinsurance recoverable  $ 54 $ 62 $ 58
                                                               ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                                          Percentage
                                            Ceded to   Assumed            of Amount
                                    Gross     Other   From Other   Net     Assumed
                                    Amount  Companies Companies   Amount    to Net
                                   -------- --------- ---------- -------- ----------
                                               (In Millions)
December 31, 2012
Life insurance in force            $793,874 $108,760    $2,728   $687,842    0.40%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,228 $    847    $   21   $  1,402    1.50%
   Accident and health insurance        228       13        (1)       214   -0.47%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    860    $   20   $  1,616    1.24%
                                   ======== ========    ======   ========
December 31, 2011
Life insurance in force            $785,904 $117,210    $3,080   $671,774    0.46%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,210 $    846    $   22   $  1,386    1.59%
   Accident and health insurance        246       17        --        229    0.00%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    863    $   22   $  1,615    1.36%
                                   ======== ========    ======   ========
December 31, 2010
Life insurance in force            $788,672 $130,808    $3,252   $661,116    0.49%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,202 $    815    $   23   $  1,410    1.63%
   Accident and health insurance        252       27        (3)       222   -1.35%
                                   -------- --------    ------   --------
Total premiums                     $  2,454 $    842    $   20   $  1,632    1.23%
                                   ======== ========    ======   ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $111 million and $54 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $108 million and $155 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $694 million, $579 million and $625 million for the years ended 2012, 2011 and 2010, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of legacy AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement had an effective date of March 1, 2002. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement was unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement did not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting was applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured for legacy AGL effective
January 1, 2011, as discussed above.

The agreements, between the Company and AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $66 million, $59 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreements.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $4 million, $3 million and $5 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. NOTES PAYABLE

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 and November 15, 2026 for Castle 1 Trust and Castle 2 Trust, respectively. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The outstanding principal balances and the unamortized hedge accounting fair value adjustments were as follows:

                                                     December 31, 2012 December 31, 2011
                                                     ----------------  ----------------
                                                     Castle   Castle   Castle   Castle
                                                     1 Trust  2 Trust  1 Trust  2 Trust
                                                     -------  -------  -------  -------
                                                              (In Millions)
Outstanding principal                                  $86     $162     $130     $257
Unamortized hedge accounting fair value adjustments     (3)      (5)      (4)      (7)
                                                       ---     ----     ----     ----
Notes payable, net                                     $83     $157     $126     $250
                                                       ===     ====     ====     ====

The weighted average interest rate on the notes during the twelve months ended December 31, 2012 and 2011 was 6.6 percent and 6.3 percent, respectively for Castle 1 Trust and 6.4 percent and 6.0 percent, respectively for Castle 2 Trust.

The Notes of Castle 1 Trust and Castle 2 Trust are payable to affiliates and third parties as follows:

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                            Castle   Castle   Castle   Castle
                                            1 Trust  2 Trust  1 Trust  2 Trust
                                            -------  -------  -------  -------
                                                     (In Millions)
     Notes payable - to affiliates, net       $54     $ 88     $ 79     $122
     Notes payable - to third parties, net     29       69       47      128
                                              ---     ----     ----     ----
     Notes payable, net                       $83     $157     $126     $250
                                              ===     ====     ====     ====

Included within Notes payable - to third parties, net on the consolidated balance sheets are outstanding borrowings taken by the Company from the FHLB as described in Note 12.

12. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time.

Company                                Domiciliary State                      FHLB Bank
-------                                -----------------                      ---------
AGL                                    Texas                                  FHLB - Dallas
WNL                                    Texas                                  FHLB - Dallas
AGLA                                   Tennessee                              FHLB - Cincinnati
SALIC                                  Arizona                                FHLB - San Francisco

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $54 million and $59 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $372 million. As of December 31, 2012, the Company had outstanding borrowings of $60 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2015 and have stated interest rates which range from 0.24 percent to 0.54 percent.

13. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2013             $ 6
                           2014               4
                           2015               3
                           2016               2
                           2017               2
                           Thereafter         1
                                            ---
                           Total            $18
                                            ===

Rent expense was $7 million, $34 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates through 2018. At December 31, 2012, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2012, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                       (In Millions)
                           2013            $119
                           2014              81
                           2015              50
                           2016              23
                           2017               9
                           Thereafter         1
                                           ----
                           Total           $283
                                           ====

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $595 million and $841 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $444 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remaining by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $142 million in commitments relating to mortgage loans at December 31, 2012.

Other Commitments

In the ordinary course of business, the Company is obligated to purchase approximately $23 million of asset-backed securities in future periods at December 31, 2012. The expiration date of this commitment is in 2016.

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 16).

The Company's wholly owned subsidiary, SA Affordable Housing, LLC ("SAAH LLC"), has invested and indirectly acquired low-income housing tax credits pursuant to
Section 42 of the Internal Revenue Code, as amended (the "federal tax credits"). In July 2010, SAAH LLC sold approximately $745 million in federal tax credits to unaffiliated investors through transactions that involved formation of investment limited partnerships in which SAAH LLC is the general partner. At the time of these transactions, SAAH LLC was a wholly owned subsidiary of SALIC, which merged with and into the Company on December 31, 2012 (see Note 1 for description of the merger). In connection with the sales of these federal tax credits, SALIC guaranteed, in favor of the unaffiliated investors, all payment obligations of SAAH LLC in its capacity as the general partner of the investment limited partnerships. Upon SALIC's merger with and into the Company, the Company assumed all of SALIC's obligations under these guarantees. SAAH LLC has retained proceeds from sales of the tax credits in an amount reasonably expected to meet its payment obligations as the general partner. Accordingly, the Company currently believes that any calls on its guarantees would be immaterial.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2012.

CONTINGENT LIABILITIES

Legal Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company invested a total of $491 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions (October 2000 and June 2004). The Company received back a total amount of $567 million from these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments. In August 2010, a court-appointed receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. Robb, Evans & Associates LLC ("The Receiver") asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the on the Company's consolidated financial condition, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $17 million and $26 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

14. TOTAL EQUITY

Capital contributions received by the Company were $265 thousand, $16 million and $6 million in 2012, 2011 and 2010, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                             2012     2011     2010
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $12,608  $ 9,722  $ 6,541
   Gross unrealized losses                                    (704)  (2,143)  (2,289)
Net unrealized gains on other invested assets                  925      655      570
Adjustments to DAC, VOBA and deferred sales inducements     (1,804)  (1,088)    (703)
Insurance loss recognition                                  (2,048)  (1,712)    (234)
Foreign currency translation adjustments                        12       15       12
Deferred federal and state income tax expense               (3,096)  (1,913)  (1,350)
                                                           -------  -------  -------
   Accumulated other comprehensive income                  $ 5,893  $ 3,536  $ 2,547
                                                           =======  =======  =======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                             Unrealized gains
                                             (losses) of fixed                    Adjustment to
                                                 maturity                        deferred policy
                                              investments on                    acquisition costs,
                                             which other-than  Unrealized gains value of business
                                             temporary credit  (losses) on all     acquired and
                                             impairments were   other invested    deferred sales   Insurance loss
                                                   taken            assets         inducements      recognition
                                             ----------------- ---------------- ------------------ --------------
                                                                                     (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period           $1,682           $ 1,787            $(817)          $(1,143)
Less: Reclassification adjustments included
  in net income                                      230            (1,356)            (101)             (807)
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,452             3,143             (716)             (336)
Less: Income tax (expense) benefit                  (545)           (1,015)             257               119
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  907           $ 2,128            $(459)          $  (217)
                                                  ======           =======            =====           =======
DECEMBER 31, 2011
Unrealized change arising during period           $  616           $ 3,082            $(465)          $(1,478)
Less: Reclassification adjustments included
  in net income                                      291                (5)             (80)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                       325             3,087             (385)           (1,478)
Less: Income tax (expense) benefit                  (111)           (1,104)             134               519
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  214           $ 1,983            $(251)          $  (959)
                                                  ======           =======            =====           =======
DECEMBER 31, 2010
Unrealized change arising during period           $1,793           $ 2,737            $(722)          $  (234)
Less: Reclassification adjustments included
  in net income                                      526              (275)            (107)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,267             3,012             (615)             (234)
Less: Income tax (expense) benefit                  (447)           (1,096)             216                81
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  820           $ 1,916            $(399)          $  (153)
                                                  ======           =======            =====           =======





                                             Foreign currency
                                               translation
                                                adjustment     Total
                                             ---------------- -------

DECEMBER 31, 2012
Unrealized change arising during period            $(3)       $ 1,506
Less: Reclassification adjustments included
  in net income                                     --         (2,034)
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                      (3)         3,540
Less: Income tax (expense) benefit                   1         (1,183)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $(2)       $ 2,357
                                                   ===        =======
DECEMBER 31, 2011
Unrealized change arising during period            $ 3        $ 1,758
Less: Reclassification adjustments included
  in net income                                     --            206
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       3          1,552
Less: Income tax (expense) benefit                  (1)          (563)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 2        $   989
                                                   ===        =======
DECEMBER 31, 2010
Unrealized change arising during period            $ 7        $ 3,581
Less: Reclassification adjustments included
  in net income                                     --            144
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       7          3,437
Less: Income tax (expense) benefit                  (3)        (1,249)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 4        $ 2,188
                                                   ===        =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2013 without prior approval of the TDI is $2.4 billion.

In 2012 and 2011, the Company paid dividends totaling $1.9 billion and $1.8 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of AGL at December 31 were as follows:

                                             2012    2011    2010
                                            ------- ------- -------
                                                 (In Millions)
             Statutory net income           $ 3,641 $   924 $   778
             Statutory capital and surplus  $11,514 $15,626 $15,717

15. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                           2012   2011    2010
                                          -----  -----  -------
                                              (In Millions)
                Current                   $  29  $(170) $   (15)
                Deferred                   (651)  (543)  (1,115)
                                          -----  -----  -------
                Total income tax benefit  $(622) $(713) $(1,130)
                                          =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2012     2011     2010
                                                     -------  -------  -------
                                                           (In Millions)
U.S. federal income tax (benefit) at statutory rate  $   845  $   464  $   721
Adjustments:
   Valuation allowance                                (1,457)  (1,225)  (1,679)
   State income tax                                       (2)      91      (84)
   Dividends received deduction                          (24)     (27)     (14)
   Audit corrections                                      12        1        4
   Prior year corrections                                 (3)      (8)     (21)
   Other credits, taxes and settlements                    7       (9)     (57)
                                                     -------  -------  -------
Total income tax benefit                             $  (622) $  (713) $(1,130)
                                                     =======  =======  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2012     2011
                                                                           -------  -------
                                                                             (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $ 3,829  $ 5,213
   Basis differential of investments                                         1,085    1,075
   Policy reserves                                                           1,758    1,767
   Other                                                                       271      185
                                                                           -------  -------
   Total deferred tax assets before valuation allowance                      6,943    8,240
   Valuation allowance                                                      (3,467)  (5,018)
                                                                           -------  -------
   Total deferred tax assets                                                 3,476    3,222
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,074)  (1,969)
   Net unrealized gains on debt and equity securities available for sale    (3,081)  (2,429)
   State deferred tax liabilities                                              (21)      (5)
   Capitalized EDP                                                              (6)      (3)
                                                                           -------  -------
   Total deferred tax liabilities                                           (5,182)  (4,406)
                                                                           -------  -------
Net deferred tax liability                                                 $(1,706) $(1,184)
                                                                           =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following net operating losses carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008        $ 2          2023
                       2009         --          2024
                       2010         24          2025
                       2011         10          2026
                       2012         17          2027
                                   ---
                       Total       $53
                                   ===

At December 31, 2012, the Company had the following foreign tax credit carryovers:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005        $ 1          2015
                       2006          6          2016
                       2007          1          2017
                       2008          2          2018
                       2009          3          2019
                       2010          9          2020
                       2011          7          2021
                       2012          7          2022
                                   ---
                       Total       $36
                                   ===

At December 31, 2012, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008      $ 9,947        2013
                       2009          579        2014
                                 -------
                       Total     $10,526
                                 =======

At December 31, 2012, the Company had the following general business credit carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005       $ 18          2025
                       2006          7          2026
                       2007         90          2027
                       2008         15          2028
                       2009         27          2029
                       2010         38          2030
                       2011          7          2031
                       2012          7          2032
                                  ----
                       Total      $209
                                  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $1.6 billion of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $1.5 billion was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                              ------------
                                                              2012   2011
                                                              ----  -----
                                                              (In Millions)
      Gross unrecognized tax benefits at beginning of period  $65   $ 345
         Increases in tax positions for prior years            20       1
         Decreases in tax positions for prior years            --    (281)
                                                              ---   -----
      Gross unrecognized tax benefits at end of period        $85   $  65
                                                              ===   =====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $67 million and $58 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $11 million and $18 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $18 million and $3 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $11 million, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2012 remain subject to examination by major tax jurisdictions.

16. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $198 million, $278 million and $190 million for such services in 2012, 2011 and 2010, respectively. Accounts payable for such services were $172 million and $71 million at December 31, 2012 and 2011, respectively. The Company rents facilities and provides services on an allocated cost basis to various

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $282 million, $151 million and $144 million for such services and rent in 2012, 2011 and 2010, respectively. Accounts receivable for rent and services were $226 million and $47 million at December 31, 2012 and 2011, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $39 million, $36 million and $32 million for the years ended December 31, 2012, 2011 and 2010, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 8 percent, 10 percent and 15 percent of premiums received in 2012, 2011 and 2010, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 14 percent and 16 percent of sales in 2012, 2011 and 2010, respectively.

On February 1, 2004, SAAMCo. entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $3 million, $2 million and $2 million in 2012, 2011 and 2010, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $15 million, $14 million and $13 million in 2012, 2011 and 2010, respectively, and are net of certain administrative costs incurred by VALIC of $4 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which mature on November 15, 2026. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $4 million, $86 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Castle 2 Trust, which is fully consolidated, recognized impairment losses of $9 million and $87 million for the years ended December 31, 2012 and 2011, respectively. There were no impairments recognized in 2010.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $22 million and $31 million on the Note during 2011 and 2010, respectively. Upon maturity, the Company reinvested $300 million in a
5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $16 million and $5 million on the Note during 2012 and 2011, respectively.

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Financing Agreements

On July 1, 2011, the Company entered into a short-term financial arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), whereby SAFGRS has the right to borrow up to $100 million from the Company. Principal amounts borrowed under the arrangement may be repaid and re-borrowed, in whole or in part, at any time and from time to time, without penalty. All advances made shall be repaid by SAFGRS in full no later than the stated maturity date of December 31, 2012. There was no outstanding balance under this arrangement at December 31, 2012 or 2011. This short-term financing arrangement expired by its terms on December 31, 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 or 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 and 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On January 20, 2004 and February 15, 2004, the Company entered into separate short-term financing arrangements with USL, whereby the Company has the right to borrow up to $15 million under each agreement from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2012 and 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL, dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2012 and 2011.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. Outstanding borrowings bear interest at a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to the daily Federal Commercial Paper rate, formally known as the Fed H.15 Financial CP 1 day (yield) (the "Fed H.15") (ticker H15F001Y), as calculated every business day by the Federal Reserve Bank and published by Bloomberg. The interest rate for each Advance shall equal the average daily rate of the Fed H.15 for the period in which the relevant Advance is outstanding. There was no outstanding balance under this agreement at December 31, 2012 or 2011.

On April 10, 2010, the Company amended and restated a short-term financing arrangement with SAFGRS, whereby SAFGRS has the right to borrow up to $520 million from the Company. The principal amount of the note was originally for $950 million. Interest under the note is payable on the outstanding daily unpaid principal amount of each advance from the date the advance is made until payment in full, and accrues on a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to three-month USD-LIBOR plus 300 basis points (3.0 percent) for each interest period under the note; provided however, that at any given time, the three-month USD-LIBOR rate shall not be less than 3.5 percent. Interest accrued is payable on January 10, April 10, July 10, and October 10 of each year, commencing on
July 10, 2010 and ending on and including April 10, 2011 (unless the short-term financing arrangement is extended in accordance with its terms). On January 10, 2009, as required under AIG's credit facility agreement with the New York Fed, the Company and SAFGRS executed an affiliate subordination agreement in respect to the amended and restated short-term financing arrangement (the "Subordination Agreement"), pursuant to which the Company agreed to subordinate its rights under the short-term financing arrangement in favor of the New York Fed in limited circumstances. As a result of the complete repayment by AIG of all amounts owing under AIG's revolving credit facility with the New York Fed on January 14, 2011, the Subordination Agreement was terminated by the Company and SAFGRS on February 22, 2011. On April 11, 2011, SAFGRS repaid the amount borrowed under the note of $218 million, and by its terms the note expired. There was no outstanding balance at December 31, 2011.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPS"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405 thousand at December 31, 2012 and $445 thousand at December 31, 2011. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.2 billion and $1.1 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

17. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

Ambrose Transactions

On February 6, 2013, the Company acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 2") with a fair market value of $159 million in exchange for an intraday Demand Note that was subsequently extinguished. The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 2 with a combined carrying value of approximately $2.0 billion to a newly formed special purpose entity, Ambrose 2013-2 ("Ambrose 2"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 2 in three tranches, (Class A1, B and X), with a fair value of approximately $2.0 billion. The Class X notes ($67 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $159 million Demand Note resulting in a $92 million capital contribution to the Company. Ambrose 2 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 2 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 2 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 2 is a VIE and the Company maintains the power to direct the activities of Ambrose 2 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 2 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity. The Class A1 and Class B structured securities issued by Ambrose 2 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 2 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 2 transaction resulted in an increase in the Company's assets (Secondary Portfolio 2 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

On April 10, 2013, the Company executed a similar transaction to Ambrose 2 in which it acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 3") with a fair market value of $179 million in exchange for an intraday Demand Note. that was subsequently extinguished The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 3 with a combined carrying value of approximately $2.1 billion to a newly formed special purpose entity, Ambrose 2013-3 ("Ambrose 3"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 3 in three tranches, (Class A1, B and X), with a fair value of approximately $2.1 billion. The Class X notes ($58 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $179 million Demand Note resulting in a $121 million capital contribution to the Company. Ambrose 3 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 3 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 3 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 3 is a VIE and the Company maintains the power to direct the activities of Ambrose 3 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 3 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Class A1 and Class B structured securities issued by Ambrose 3 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 3 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 3 transaction resulted in an increase in the Company's assets (Secondary Portfolio 3 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Dividend to AGC Life

The Company paid a $571 million dividend to AGC Life on March 28, 2013.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                        AMERICAN HOME ASSURANCE COMPANY

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report.........................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 20
Note 3 - Investments................................................................. 23
Note 4 - Reserves for Losses and Loss Adjustment Expenses............................ 35
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 49
Note 7 - Deposit Accounting Assets and Liabilities................................... 55
Note 8 - Federal and Foreign Income Taxes............................................ 56
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 64
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 67
Note 11 - Contingencies.............................................................. 69
Note 12 - Other Significant Matters.................................................. 77
Note 13 - Subsequent Events.......................................................... 81

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
April 26, 2013
New York, New York

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                              2012             2011
------------------                                                                           -----------      -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $18,325,355; 2011 - $18,504,022)   $17,011,221      $17,761,724
   Common stocks, at fair value adjusted for nonadmitted assets
     (cost: 2012 - $61,305; 2011 - $63,353)                                                       83,185           84,263
   Other invested assets (cost: 2012 - $1,221,922; 2011 - $1,196,504)                          1,483,452        1,440,576
   Mortgage loans                                                                                 60,167               --
   Derivatives                                                                                     2,188            1,690
   Short-term investments, at amortized cost (approximates fair value)                         1,075,189          377,947
   Cash and cash equivalents                                                                      59,125           68,584
   Receivable for securities sold and other                                                          513              491
                                                                                             -----------      -----------
       TOTAL CASH AND INVESTED ASSETS                                                         19,775,040       19,735,275
                                                                                             -----------      -----------
Investment income due and accrued                                                                181,068          185,393
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                              839,516          456,491
   Premiums and installments booked but deferred and not yet due                                 287,646          343,368
   Accrued retrospective premiums                                                              1,118,007        1,378,023
Amounts billed and receivable from high deductible policies                                       57,578           38,303
Reinsurance recoverable on loss payments                                                         444,027          399,486
Funds held by or deposited with reinsurers                                                        75,742           71,893
Net deferred tax assets                                                                          783,175          691,892
Equities in underwriting pools and associations                                                  255,640          266,934
Receivables from parent, subsidiaries and affiliates                                             203,974           13,330
Other admitted assets                                                                            280,887          320,924
                                                                                             -----------      -----------
       TOTAL ADMITTED ASSETS                                                                 $24,302,300      $23,901,312
                                                                                             ===========      ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                       2012        2011
------------------                                                    ----------- -----------
                            Liabilities

Reserves for losses and loss adjustment expenses                      $12,300,489 $12,466,514
Unearned premium reserves                                               2,654,419   2,843,572
Commissions, premium taxes, and other expenses payable                    273,150     314,677
Reinsurance payable on paid loss and loss adjustment expenses             282,684      83,381
Current federal taxes payable to parent                                     4,311      23,930
Funds held by company under reinsurance treaties                        1,232,398   1,196,004
Provision for reinsurance                                                  49,111      78,525
Ceded reinsurance premiums payable, net of ceding commissions             510,362     350,769
Deposit accounting liabilities                                             86,648      97,625
Deposit accounting liabilities - funds held                                17,981       4,848
Collateral deposit liability                                              376,977     299,956
Payable for securities purchased                                              489           3
Payable to parent, subsidiaries and affiliates                            111,709      85,155
Other liabilities                                                         397,229     389,050
                                                                      ----------- -----------
   TOTAL LIABILITIES                                                   18,297,957  18,234,009
                                                                      =========== ===========
                        Capital and Surplus

Common capital stock, $11.51 par value, 1,758,158 shares authorized,
1,695,054 shares issued and outstanding                                    19,504      19,504
Capital in excess of par value                                          4,048,510   4,689,192
Unassigned surplus                                                      1,935,124     507,717
Special surplus tax - SSAP 10R                                                 --     450,661
Special surplus funds from retroactive reinsurance                          1,205         229
                                                                      ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                            6,004,343   5,667,303
                                                                      ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $24,302,300 $23,901,312
                                                                      =========== ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                                ----------  -----------  -----------
                                      Statement of Operations

Underwriting income:
   Premiums earned                                                              $5,357,689  $ 5,682,158  $ 5,648,764
                                                                                ----------  -----------  -----------
Underwriting deductions:
   Losses incurred                                                               3,633,608    3,932,805    5,066,245
   Loss adjustment expenses incurred                                               625,094      611,264      912,853
   Other underwriting expenses incurred                                          1,765,943    1,668,713    1,674,370
                                                                                ----------  -----------  -----------
Total underwriting deductions                                                    6,024,645    6,212,782    7,653,468
                                                                                ----------  -----------  -----------
Loss portfolio transfer
   Premiums from affiliated loss portfolio transfer (Note 4)                       (40,241)  (1,933,829)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               40,241    1,933,829           --
                                                                                ----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                                ----------  -----------  -----------
Net underwriting loss                                                             (666,956)    (530,624)  (2,004,704)
                                                                                ----------  -----------  -----------
Investment gain:
   Net investment income earned                                                    911,306      800,175      769,130
   Net realized capital gains (net of capital gains tax: 2012 - $48,295;
     2011 - $90,032; 2010 - $169,323)                                               56,339      166,901      294,941
                                                                                ----------  -----------  -----------
Net investment gain                                                                967,645      967,076    1,064,071
                                                                                ----------  -----------  -----------
Net loss from agents' or premium balances charged-off                              (57,047)     (16,296)     (30,549)
Other income (expense)                                                              10,700      (29,775)      52,746
                                                                                ----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES            254,342      390,381     (918,436)
Federal and foreign income tax benefit                                             (31,163)    (104,195)    (141,920)
                                                                                ----------  -----------  -----------
   NET INCOME (LOSS)                                                            $  285,505  $   494,576  $  (776,516)
                                                                                ==========  ===========  ===========
                                  Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                           $5,667,303  $ 6,673,099  $ 5,872,354
                                                                                ----------  -----------  -----------
   Adjustment to beginning surplus (Note 2)                                        (29,278)      26,048      (28,355)
Capital and surplus, as of January 1,                                            5,638,025    6,699,147    5,843,999
   Other changes in capital and surplus:
       Net income (loss)                                                           285,505      494,576     (776,516)
       Change in net unrealized capital (losses) gains (net of capital gains tax expense (benefit): 2012 - $21,950; 2011 - $(3,008);
         2010 - $(110,099))                                                        (40,778)      44,397     (161,330)
       Change in net deferred income tax                                           (22,439)     659,647     (396,374)
       Change in non-admitted assets                                               208,727     (926,257)     513,237
       Change in provision for reinsurance                                          29,414       20,918      (10,819)
       Capital contribution                                                       (645,750)      67,381    1,947,275
       Quasi-reorganization                                                      1,000,000           --           --
       Return of capital                                                                --   (1,414,078)          --
       Change in par value of common stock                                              --       (5,922)          --
       Dividends to stockholder                                                   (522,716)    (137,458)    (301,343)
       Foreign exchange translation                                                 74,961      (21,541)      25,470
       Change in SSAP 10R                                                               --      189,739      (11,994)
       Other surplus adjustments                                                      (606)      (3,246)       1,494
   Total changes in capital and surplus                                            366,318   (1,031,844)     829,100
                                                                                ----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                         $6,004,343  $ 5,667,303  $ 6,673,099
                                                                                ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                2012         2011        2010
--------------------------------                                             ----------  -----------  ----------
                                       Cash from Operations

Premiums collected, net of reinsurance                                       $5,313,202  $ 5,378,755  $5,414,448
Net investment income                                                           809,251      779,881     851,466
Miscellaneous (expense) income                                                   (6,214)     (86,211)     16,466
                                                                             ----------  -----------  ----------
   SUB-TOTAL                                                                  6,116,239    6,072,425   6,282,380
Benefit and loss related payments                                             3,593,294    3,912,580   4,340,008
Payment to affiliate for loss portfolio transfer                                     --      783,818          --
Commission and other expense paid                                             2,502,676    2,363,413   2,416,351
Federal and foreign income taxes paid (recovered)                                 1,012       28,206    (370,410)
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                                   19,257   (1,015,592)   (103,569)
                                                                             ----------  -----------  ----------
                                       Cash from Investments

Proceeds from investments sold, matured, or repaid:
   Bonds                                                                      4,505,552    4,992,080   5,421,569
   Stocks                                                                         2,833      545,819   1,385,481
   Mortgage loans                                                                   149           --          --
   Other                                                                        243,676      392,513     130,972
                                                                             ----------  -----------  ----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                   4,752,210    5,930,412   6,938,022
                                                                             ----------  -----------  ----------
Cost of investments acquired:
   Bonds                                                                      3,659,690    7,448,761   4,509,137
   Stocks                                                                         2,736        9,769     622,754
   Mortgage loans                                                                59,296           --          --
   Other                                                                        278,203      250,178     240,465
                                                                             ----------  -----------  ----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                         3,999,925    7,708,708   5,372,356
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                        752,285   (1,778,296)  1,565,666
                                                                             ----------  -----------  ----------
                           Cash from Financing and Miscellaneous Sources

Capital contributions                                                           300,000    1,942,747          --
Return of capital                                                                    --   (1,414,078)         --
Change in par value of common stock                                                  --       (5,922)         --
Dividends to stockholder                                                       (455,589)    (110,000)   (301,343)
Intercompany receivable and payable, net                                       (164,090)     (77,372)    169,364
Net deposit on deposit-type contracts and other insurance                        (1,683)      (1,723)     13,312
Equities in underwriting pools and associations                                  54,713      356,715       6,643
Collateral deposit liability                                                     77,021      (40,411)    (13,384)
Other                                                                           105,869      (30,447)   (103,508)
                                                                             ----------  -----------  ----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES      (83,759)     619,509    (228,916)
                                                                             ----------  -----------  ----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                687,783   (2,174,379)  1,233,181
Cash and short-term investments:
   Beginning of year                                                            446,531    2,620,910   1,387,729
                                                                             ----------  -----------  ----------
   END OF YEAR                                                               $1,134,314  $   446,531  $2,620,910
                                                                             ==========  ===========  ==========

See Note 12E for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG PC, respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 19.4 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 90.6 percent of the Company's direct premiums written were foreign sourced, with 85.7 percent from the Japan branch. U.S. resident business accounted for 9.4 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                    Pool
                                                                         NAIC   Participation   State of
Company                                                                 Co Code  Percentage     Domicile
-------                                                                 ------- ------------- ------------
(1) National Union Fire Ins. Co. of Pittsburgn, Pa. (National Union) *   19445       38%      Pennsylvania
(2) American Home                                                        19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)                        19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                             19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                      23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)            19429        5%      Pennsylvania
(7) Chartis Casualty Company (CCC)                                       40258        0%      Pennsylvania
(8) Granite State Insurance Company (Granite)                            23809        0%      Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)                  23817        0%        Illinois

*  Lead Company

   The accompanying financial statements include the Company's U.S. operation, the operations of its Japan branch, and its participation in the Chartis Overseas Association (the Association or COA), as described in Note 5. The 2012 balances include the Company's operations of its Argentina branch. Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The prior year amounts within the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been adjusted to reflect the merger of Landmark Insurance Company (Landmark) into National Union and subsequent retrocession to Lexington Insurance Company (Lexington) as if these transactions had occurred as of January 1, 2011. Asset and liability accounts acquired by National Union as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to the Company in accordance with its pooling participation percentage. Refer to Note 5 for additional information pertaining to the Association.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP).

   NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of: (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; that are not permitted under NAIC SAP; and, (2) allowing certain offsets to the provision for reinsurance in accordance with NY SAP Regulation 20 that are not permitted under NAIC SAP.

   With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   In the first quarter of 2012 the Company received a permitted practice to effect a quasi-reorganization that was accounted for as described in NAIC Statement of Statutory Accounting Principles (SSAP) No. 72, Surplus and Quasi-reorganizations (SSAP 72) (Refer to Note 10 for more information). The quasi-reorganization did not impact the Company's total surplus. The Company did not request or receive any permitted accounting practices for 2011 and 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

DECEMBER 31,                                            2012        2011        2010
------------                                         ----------  ----------  ----------
Net income (loss), NY SAP                            $  285,505  $  494,576  $ (776,516)
State prescribed practices - addition (deduction):
   Non-tabular discounting                              (70,542)     60,114     (27,631)
                                                     ----------  ----------  ----------
NET INCOME (LOSS), NAIC SAP                          $  214,963  $  554,690  $ (804,147)
                                                     ==========  ==========  ==========
STATUTORY SURPLUS, NY SAP                            $6,004,343  $5,667,303  $6,673,099
State prescribed or permitted practices - (charge):
   Non-tabular discounting                             (455,052)   (384,510)   (444,624)
   Credits for reinsurance                             (118,047)    (94,824)   (172,413)
                                                     ----------  ----------  ----------
STATUTORY SURPLUS, NAIC SAP                          $5,431,244  $5,187,969  $6,056,062
                                                     ==========  ==========  ==========

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded, are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       value (referred to as fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts recorded require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations and Changes in Capital and Surplus immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are charged directly to surplus;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/ (depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows present changes in cash and short term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those used for loss and LAE reserves, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both: (a) readily convertible to known amounts of cash; and
       (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments.

    . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

       Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

       Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $4,753,790 and $3,936,226, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    . Other Invested Assets: Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Partnership and joint venture investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in partnerships and joint ventures that are determined to have an other-than-temporary impairment (OTTI) in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    . Mortgage Loans: Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

    . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

    . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, partnerships, joint ventures, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP No. 26, Bonds, Excluding Loan Backed and Structured Securities, SSAP No. 43, Revised, Loan-backed and Structured Securities, SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and Interpretation 06-07 Definition of phrase "Other Than Temporary".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses).

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       .  There are other factors precluding a full recovery of the investment.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       .  The Company may not realize a full recovery on their investment;

       .  Fundamental credit issues of the issuer exist;

       . An intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership exists;

       . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

       . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,118,007 and $1,378,023, respectively, net of non-admitted premium balances of $38,071 and $58,213, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


For the years ended December 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $154,505  $350,717  $522,917
Percentage of total net written premiums                             3.0%      6.6%     10.1%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or, five year terms) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statements of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analyses do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP No. 62
   - Revised, Property and Casualty Reinsurance (SSAP 62R), the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by NY DFS, or, ii) the collateral (i.e., funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income (expense) in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,156,910 and $3,698,960, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $81,137 and $63,117, respectively, of which $23,559 and $25,005, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company discounts its loss reserves on workers' compensation claims as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis loss reserves are discounted. Tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $211,531 and $202,786, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. Only case basis loss reserves are discounted. Non-tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's non-tabular discount amounted to $455,052 and $384,510, respectively, all of which were applied against the Company's case reserves. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $1,674,185 and $1,704,799, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholder.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2012 and 2011, depreciation and amortization expense amounted to $9,136 and $14,394, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $163,036 and $153,908, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012, the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   The Company adopted SSAP 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;
       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and
       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12). The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010 and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3, Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011 and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011 and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                                                 TOTAL
                                                                POLICYHOLDERS   ADMITTED      TOTAL
                                                                   SURPLUS       ASSETS    LIABILITIES
                                                                ------------- -----------  -----------
BALANCE AT DECEMBER 31, 2011                                     $5,667,303   $23,901,312  $18,234,009
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,068 of deemed capital
     contribution)                                                    4,232         4,232           --
   Liability corrections                                            (26,436)           --       26,436
   Income tax corrections                                            (7,074)       (7,074)          --
                                                                 ----------   -----------  -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (29,278)       (2,842)      26,436
                                                                 ----------   -----------  -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                          $5,638,025   $23,898,470  $18,260,445
                                                                 ==========   ===========  ===========

   The composition for each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) deemed dividend resulting from the forgiveness of a loan to an affiliate; (b) miscellaneous reconciling items relating to other assets and deposit programs; partially offset by
   (c) overstated allowance adjustment; (d) accrued recoverables related to self insured retention programs.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) IBNR statutory to GAAP differences;
   (b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by (c) taxes, licenses and fees reserve for residual market plans and, (d) deposit program liabilities.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) current and deferred tax assets and liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2011 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2010                                     $6,673,099    $26,416,595   $19,743,496
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $897 of deemed capital
     contribution)                                                   47,679         47,679            --
   Liability corrections                                            (23,911)            --        23,911
   Income tax corrections                                             2,280          2,280            --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            26,048         49,959        23,911
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                          $6,699,147    $26,466,554   $19,767,407
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; (b) intangible asset; and, (c) miscellaneous reserves; partially offset by: (d) a miscellaneous non-admitted asset;
   (e) non-admitted assets related to retrospective premium and high deductible recoverables; and, (f) other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and,
   (b) paid losses and loss reserves; partially offset by: (c) reserve adjustments; and, (d) other miscellaneous adjustments.

   Income tax corrections - The increase in taxes is primarily the result of corrections for: (a) the current tax assets and tax liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

   2010 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2009                                     $5,872,354    $25,002,928   $19,130,574
Adjustments to beginning Capital and Surplus
   Asset corrections                                                  2,147          2,147            --
   Liability corrections                                            (23,800)            --        23,800
   Income tax corrections                                            (6,702)        (6,702)           --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (28,355)        (4,555)       23,800
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                          $5,843,999    $24,998,373   $19,154,374
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; partially offset by, (b) a decrease in miscellaneous accounts receivable; and, (c)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in loss reserves related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) deferred tax substantiation; and, (b) the tax effect of the corresponding change in asset and liability corrections.

NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011.

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $17,011,221 $18,325,355 $17,761,724 $18,504,022
   Common stocks                                            83,185      86,075      84,263      84,263
   Mortgage loans                                           60,167      89,901          --          --
   Derivatives asset                                         2,188       2,188       1,690       1,690
   Other invested assets                                 1,483,452   1,483,452   1,440,576   1,440,576
   Cash, cash equivalents and short-term investments     1,134,314   1,134,314     446,531     446,531
   Receivable for securities and other                         513         513         491         491
   Equities and deposits in pools & associations           255,640     255,640     266,934     266,934
Liabilities:
   Collateral deposit liability                        $   376,977 $   376,977 $   299,956 $   299,956
   Payable for securities                                      489         489      64,083      64,083

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The reconciliation from carrying values to fair values of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the table below:

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                    $   543,363 $   38,425  $     97  $   581,691
   All other governments                                   724,664     43,067       254      767,477
   States, territories and possessions                   1,578,734    142,999        --    1,721,733
   Political subdivisions of states, territories and
     possessions                                         2,037,287    169,859        --    2,207,146
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        4,811,431    382,236     3,057    5,190,610
   Industrial and miscellaneous                          7,315,742    554,748    13,792    7,856,698
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                $17,011,221 $1,331,334  $ 17,200  $18,325,355
                                                       =========== ==========  ========  ===========

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                    $ 1,202,854 $   51,880  $     30  $ 1,254,704
   All other governments                                   866,122     34,145     3,898      896,369
   States, territories and possessions                   1,773,975    155,847        --    1,929,822
   Political subdivisions of states, territories and
     possessions                                         2,172,432    156,627       352    2,328,707
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        5,430,054    343,906    10,153    5,763,807
   Public utilities                                             --         --        --           --
   Industrial and miscellaneous                          6,316,287    169,838   155,512    6,330,613
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                $17,761,724 $  912,243  $169,945  $18,504,022
                                                       =========== ==========  ========  ===========

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $635,529 and $318,273, respectively.

At December 31, 2012 and 2011 the Company held hybrid securities with fair values of 56,298 and $53,235, respectively, and carrying values of $52,546 and $52,281, respectively. The securities are included in the Industrial and Miscellaneous category.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 CARRYING
                                                  VALUE*    FAIR VALUE
                                                ----------- -----------
        Due in one year or less                 $   406,314 $   411,736
        Due after one year through five years     3,531,530   3,709,656
        Due after five years through ten years    4,235,975   4,621,970
        Due after ten years                       4,466,212   4,828,203
        Structured securities                     4,371,190   4,753,790
                                                ----------- -----------
           TOTAL BONDS                          $17,011,221 $18,325,355
                                                =========== ===========

Proceeds from sales and associated gross realized capital gains and gross realized capital losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31          2012                  2011                  2010
-------------------------------  --------------------- --------------------- ---------------------
                                              EQUITY                EQUITY                EQUITY
                                   BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                 ---------- ---------- ---------- ---------- ---------- ----------
    Proceeds from sale           $3,047,963   $2,830   $3,979,210  $104,040  $4,652,824 $1,078,800
    Gross realized gains            133,853       21      168,725    14,425      99,350    536,459
    Gross realized losses             6,685       86        9,904       363      28,656     15,017

The reconciliation from cost or amortized cost to fair value and carrying value of the Company's common stocks as of December 31, 2012 and 2011 are set forth in the table below:

                                       DECEMBER 31, 2012
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,741     $5,452   $57,081    $2,890    $54,191
 Non-affiliated    20,513     8,751        270    28,994        --     28,994
                  -------   -------     ------   -------    ------    -------
    TOTAL         $61,305   $30,492     $5,722   $86,075    $2,890    $83,185
                  =======   =======     ======   =======    ======    =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                       DECEMBER 31, 2011
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,832     $5,602   $57,022     $--      $57,022
 Non-affiliated    22,561     6,312      1,632    27,241      --       27,241
                  -------   -------     ------   -------     ---      -------
 TOTAL            $63,353   $28,144     $7,234   $84,263     $--      $84,263
                  =======   =======     ======   =======     ===      =======

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the table below:

                                                               LESS THAN 12 MONTHS 12 MONTHS OR LONGER        TOTAL
                                                               ------------------- ------------------- -------------------
                                                                FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR   UNREALIZED
DESCRIPTION OF SECURITIES                                       VALUE     LOSSES    VALUE     LOSSES    VALUE     LOSSES
-------------------------                                      -------- ---------- -------- ---------- -------- ----------
As of December 31, 2012:
U.S. governments                                               $ 12,507   $   97   $     --  $    --   $ 12,507  $    97
All other governments                                            24,027      223     16,325       31     40,352      254
States, territories and possessions                                  --       --         --       --         --       --
Political subdivisions of states, territories and possessions        --       --         --       --         --       --
Special revenue                                                  28,756       32     24,748    3,025     53,504    3,057
Industrial and miscellaneous                                    418,427    7,600    273,226    6,192    691,653   13,792
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS                                                     483,717    7,952    314,299    9,248    798,016   17,200
                                                               --------   ------   --------  -------   --------  -------
Affiliated                                                          330       79     20,814    5,373     21,144    5,452
Non-affiliated                                                        3      270         --       --          3      270
                                                               --------   ------   --------  -------   --------  -------
Total common stocks                                                 333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL STOCKS                                                        333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS AND STOCKS                                         $484,050   $8,301   $335,113  $14,621   $819,163  $22,922
                                                               ========   ======   ========  =======   ========  =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                               --------------------- ------------------- ---------------------
                                                                 FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                        VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                                      ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                               $  101,528  $     30  $     --  $    --   $  101,528  $     30
All other governments                                             125,873     2,625    16,280    1,273      142,153     3,898
States, territories and possessions                                    --        --        --       --           --        --
Political subdivisions of states, territories and possessions      25,592       352        --       --       25,592       352
Special revenue                                                   295,154       427    53,323    9,726      348,477    10,153
Industrial and miscellaneous                                    2,107,765   120,975   274,131   34,537    2,381,896   155,512
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS                                                     2,655,912   124,409   343,734   45,536    2,999,646   169,945
                                                               ----------  --------  --------  -------   ----------  --------
Affiliated                                                             --        --    20,584    5,602       20,584     5,602
Non-affiliated                                                      4,075     1,328        --      304        4,075     1,632
                                                               ----------  --------  --------  -------   ----------  --------
Total common stocks                                                 4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL STOCKS                                                        4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS AND STOCKS                                         $2,659,987  $125,737  $364,318  $51,442   $3,024,305  $177,179
                                                               ==========  ========  ========  =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,273, $61,446 and $49,894 in 2012, 2011 and 2010, respectively and reported write-downs on its common stock investments due to OTTI in fair value of $896, $0 and $33,261 during 2012, 2011 and 2010, respectively.

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

         FOR THE YEARS ENDED DECEMBER 31,        2012   2011    2010
         --------------------------------       ------ ------- -------
         Steel Partners Holdings L.P.           $4,569 $    -- $    --
         General Atlantic Mauritius Limited      2,276      --      --
         Hunter Global Investors LP              1,578      --      --
         General Atlantic Partners 82, L.P.         --   4,427      --
         General Atlantic Partners 80, L.P.         --   4,306      --
         TH Lee Putnam Ventures, L.P.               --   4,079      --
         Sprout IX LP                               --   1,988      --
         Advanced Technology Ventures VI, L.P.      --   1,894      --
         General Atlantic Partners 74, L.P.         --      --  14,793
         NEF Kamchia Co-Investment Fund, L.P.       --      --  12,803
         General Atlantic Partners 70, L.P.         --      --  11,535
         Prides Capital Fund I LP                   --      --  10,778
         RH Fund 1, L.P.                            --      --   6,940
         General Atlantic Partners 77, L.P.         --      --   6,326
         Items less than $1.0 million               --     750      --
                                                ------ ------- -------
         TOTAL                                  $8,423 $17,444 $63,175
                                                ====== ======= =======

Securities carried at book adjusted values of $1,366,538 and $1,316,565 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $29,000, $27,606 and $17,034, respectively and interest expense of $27, $4 and $348, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP No. 100, Fair Value Measurements (SSAP 100) as of
December 31, 2012 and 2011:

                                        DECEMBER 31, 2012
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $75,286 $55,092 $130,378
               Common stocks      28,994      --      --   28,994
               Derivatives            --   1,038      --    1,038
                                 ------- ------- ------- --------
               Total             $28,994 $76,324 $55,092 $160,410
                                 ======= ======= ======= ========

                                        DECEMBER 31, 2011
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $80,765 $81,990 $162,755
               Common stocks      27,241      --      --   27,241
               Derivative asset       --   1,690      --    1,690
                                 ------- ------- ------- --------
               Total             $27,241 $82,455 $81,990 $191,686
                                 ======= ======= ======= ========

The following table presents changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2012
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         -------     ------   --------             --                -------              -------           -------
Total    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         =======     ======   ========             ==                =======              =======           =======

                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2011
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ------     -------   -------           ------              -------              -------           -------
Total     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ======     =======   =======           ======              =======              =======           =======

Mortgage loans:

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. The maximum and minimum lending rates of interest received for new and commercial loans were 4.63 percent during 2012. None of the Company's mortgage loans had interest rates that had been reduced during 2012. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 66 percent as of December 31, 2012. There were no mortgage loan investments with interest more than 180 days past due as of December 31, 2012. No amounts for taxes or assessments have been advanced.

Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans, including loans that are delinquent more than 90 days, is generally recognized on a cash basis. There are no impaired mortgage investments at December 31, 2012 for which there is a related allowance for credit losses in accordance with SSAP No. 37, Mortgage Loans, or SSAP No. 83, Mezzanine Real Estate Loans.

For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions.

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following tables present information about other invested assets carried at fair value on a non-recurring basis and indicate the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011.

                             DECEMBER 31, 2012
                       ------------------------------
                       Level 1 Level 2 Level 3 Total
Other invested assets    $--     $--   $4,697  $4,697
                         ---     ---   ------  ------
Total                    $--     $--   $4,697  $4,697
                         ===     ===   ======  ======

                              DECEMBER 31, 2011
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
Other invested assets    $--     $--   $11,871 $11,871
                         ---     ---   ------- -------
Total                    $--     $--   $11,871 $11,871
                         ===     ===   ======= =======

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
        PERIOD OTTI                 FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- ----------
         $2,253,688               $2,180,048        $73,640          $2,180,048      $2,068,731
                                  ==========        =======          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, as of December 31, 2012 and 2011 were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        --------    ------    --------    ------    --------   -------
Total temporarily impaired securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        ========    ======    ========    ======    ========   =======

                                           DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ----------  --------   --------   -------   ----------  --------
Total temporarily impaired securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to AIG SPV.

The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of Class A Notes issued by Metropolis, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2012 and 2011:

                               AS OF DECEMBER 31, 2012  YEAR ENDED DECEMBER 31, 2012
                             ------------------------- ------------------------------
                                                             YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-------                      ---------------   ------  --------------- --------------
National Union                (Euro)381,208    $2,323      $  (580)        $2,323
American Home                       164,847     2,188         (179)         2,188
C&I                                 107,151     1,406         (126)         1,406
Lexington Insurance Company         271,998     3,689         (326)         3,689
                              -------------    ------      -------         ------
   Total                      (Euro)925,204    $9,606      $(1,211)        $9,606
                              =============    ======      =======         ======

                               AS OF DECEMBER 31, 2011 YEAR ENDED DECEMBER 31, 2011
                             ------------------------- -----------------------------
                                                            YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
-------                      ---------------   ------  -------------- --------------
National Union               (Euro)  434,192   $2,509     $ (7,961)       $2,509
American Home                        195,790    1,690       (4,985)        1,690
C&I                                  127,264    1,148       (2,789)        1,148
Lexington Insurance Company          323,054    2,838       (7,080)        2,838
                              ---------------  ------     --------        ------
   Total                     (Euro)1,080,300   $8,185     $(22,815)       $8,185
                              ===============  ======     ========        ======

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91 - Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $1,238,770 and $953,661, respectively. The Company had loaned securities with a fair value of $1,192,342 and $919,879 as of December 31, 2012 and 2011,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

respectively.

NOTE 4 - RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,466,514  $14,383,093  $13,482,501
Incurred losses and LAE related to:
   Current accident year                           4,006,581    4,293,428    4,074,495
   Prior accident year                               252,121      250,641    1,904,603
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,258,702    4,544,069    5,979,098
                                                 -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year                          (1,218,287)  (1,368,553)  (1,206,965)
   Prior accident year                            (3,206,440)  (5,092,095)  (3,871,541)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,424,727)  (6,460,648)  (5,078,506)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,300,489  $12,466,514  $14,383,093
                                                 ===========  ===========  ===========

During 2012, the Company ceded $65,962 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $252,121. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims from the Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development. Catastrophe losses of $191,157 are also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone). For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $27,229 and $44,666 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. Additionally,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. There were no catastrophe bond transactions during 2012. In 2011 and 2010, $575,000 and $875,000 in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $173,365, $176,259 and $169,676, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,545,399, $5,970,806 and $4,364,556, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the year ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,350,806  $1,536,426  $  890,649  $ 55,848  $ 67,916  $ 88,550
   Incurred losses and LAE                   (20,822)    (56,328)    818,692    42,532     8,700     5,138
   Calendar year paid losses and LAE        (100,088)   (129,292)   (172,915)  (13,533)  (20,768)  (25,772)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,229,896  $1,350,806  $1,536,426  $ 84,847  $ 55,848  $ 67,916
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  161,724  $  154,386  $   85,957  $  5,628  $  5,476  $  5,744
   Incurred losses and LAE                    19,159      26,780      87,026     1,379     1,379     1,066
   Calendar year paid losses and LAE         (22,096)    (19,442)    (18,597)      (66)   (1,227)   (1,334)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  158,787  $  161,724  $  154,386  $  6,941  $  5,628  $  5,476
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  733,373  $  393,257  $ 38,587  $ 41,696  $ 48,761
   Incurred losses and LAE                        --      46,614     422,050    22,205     8,388     6,963
   Calendar year paid losses and LAE              --    (779,987)    (81,934)   (9,219)  (11,497)  (14,028)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  733,373  $ 51,573  $ 38,587  $ 41,696
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $718,611 $860,891 $1,127,844 $13,897 $8,937 $17,850
Assumed reinsurance basis         83,016  101,277    118,402     203    410     394
Net of ceded reinsurance basis        --       --    552,119   6,579  4,491   8,548

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES        ENVIRONMENTAL LOSSES
                                --------------------------- ----------------------
                                  2012     2011     2010     2012    2011   2010
                                -------- -------- --------- ------- ------ -------
Direct basis                    $ 81,879 $ 98,454 $ 125,316 $ 5,956 $3,830 $ 7,650
Assumed reinsurance basis          7,822    9,322     7,659      62     91      87
Net of ceded reinsurance basis        --       --    55,849   2,795  3,588   3,582

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $71,198 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds as of the effective date of the agreement is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                                  PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                             LOSS RESERVES RESERVES LIABILITY  LIABILITIES
-------                             ------------- -------- --------- -------------
Admitted Pool Companies:
   National Union                     $ 69,627    $  8,532 $  1,600   $   79,759
   American Home                        65,962       8,083    1,517       75,562
   C&I                                  20,155       2,470      463       23,088
   CPCC                                  9,161       1,123      211       10,495
   New Hampshire                         9,161       1,123      211       10,495
   ISOP                                  9,161       1,123      211       10,495
                                      --------    -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES         $183,227    $ 22,454 $  4,213   $  209,894
                                      ========    ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington                          $601,790    $465,276 $ 86,714   $1,153,780
   Chartis Specialty                    66,865      51,697    9,635      128,197
                                      --------    -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES    $668,655    $516,973 $ 96,349   $1,281,977
                                      ========    ======== ========   ==========
GRAND TOTAL                           $851,882    $539,427 $100,562   $1,491,871
                                      ========    ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other AIG affiliated insurers (collectively, the AIG Asbestos Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Asbestos Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The AIG Asbestos Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Asbestos Reinsureds is presented below.

Eaglestone and the AIG Asbestos Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Asbestos Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Asbestos Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Asbestos Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Asbestos reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Asbestos Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $88,190 and $82,034 as of December 31, 2012 and 2011, respectively, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the AIG companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of Schedule F included within the Company's 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

balance. The Company's portion of the funds held balance including accrued interest was $1,113,372 and $1,071,268 at December 31, 2012 and 2011.

The share of the net reserves assumed by Eaglestone from each of the AIG Excess Workers' Compensation Reinsureds as of the effective date of the agreement is presented below.

                                        ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                   TRANSFER     COMPENSATION     TOTAL
-------                                 ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                        $  827,363     $  927,266    $1,754,629
   American Home                            783,818      1,092,875     1,876,693
   C&I                                      239,500        333,934       573,434
   CPCC                                     108,863        122,009       230,872
   New Hampshire                            108,863        122,009       230,872
   ISOP                                     108,863        122,009       230,872
                                         ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES             2,177,270      2,720,102     4,897,372
                                         ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                261,997             --       261,997
   Chartis Select Insurance Company *        67,370             --        67,370
   Chartis Specialty                         37,428             --        37,428
   Landmark **                                7,486             --         7,486
                                         ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES          374,281             --       374,281
                                         ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                    212,400             --       212,400
   Other                                     26,400             --        26,400
                                         ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                 238,800             --       238,800
                                         ==========     ==========    ==========
GRAND TOTAL                              $2,790,351     $2,720,102    $5,510,453
                                         ==========     ==========    ==========

*  Merged into Lexington effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the NY DFS, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   The Company's share of the pool is 36.0 percent. Accordingly, all insurance and reinsurance related account balances in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On an annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined and business underwritten by the Company's Japan and Argentina branches which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
                                               CODE      PERCENT        JAPAN RISK
MEMBER COMPANY                               -------- ------------- -------------------
Chartis Overseas Limited                         --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   National Union                             19445       11.0%             5.0%
   The Company                                19380       10.0%             0.0%

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

      AS OF DECEMBER 31,                                2012       2011
      ------------------                             ---------  ---------
      Assumed reinsurance premiums receivable        $ 119,473  $ 119,334
      Funds held by ceding reinsurers                   44,804     41,702
      Reinsurance recoverable                           31,234     34,065
      Equity in underwriting pools and associations    255,640    266,934
                                                     ---------  ---------
      TOTAL ASSETS                                   $ 451,151  $ 462,035
                                                     ---------  ---------
      Loss and LAE reserves                          $ 380,640  $ 524,705
      Unearned premium reserves                        187,408    206,983
      Funds held                                        12,082     10,157
      Ceded balances payable                            49,285     48,337
      Assumed reinsurance payable                       53,831     53,519
                                                     ---------  ---------
      TOTAL LIABILITIES                              $ 683,246  $ 843,701
                                                     ---------  ---------
      Total surplus                                  $(232,095) $(381,666)
                                                     =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and Chartis UK Holdings (n/k/a AIG Europe Holdings Limited represented $872,518, respectively of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012, the Company's interest in the Association's SCA entities was $302,999 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11C - Other Contingencies.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   Investments in affiliates are included in common stocks. As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                  AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                  OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                              PERCENT   2012        2012            2012
---------------------                             --------- ------- --------------- --------------
Common stocks:
AIU Brasil Affiliate (a)                            100.0%  $   408     $    --        $  (476)
American International Realty Corporation            31.5%   14,198      35,938            (24)
Eastgreen, Inc.                                      13.8%   20,977      18,253             31
Pine Street Real Estate Holdings Corporation (b)     31.5%    5,209          --         (2,362)
                                                    -----   -------     -------        -------
   TOTAL COMMON STOCKS - AFFILIATES                         $40,792     $54,191        $(2,831)
                                                    =====   =======     =======        =======

(a)Carrying value, net of nonadmitted balance of $330.
(b)Carrying value, net of nonadmitted balance of $2,561.

                                                AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                            PERCENT   2011        2011            2011
---------------------                           --------- ------- --------------- --------------
Common stocks:
AIG Mexico Industrial, L.L.C. (c)                   0.0%  $    --     $    --       $ (10,954)
AIU Brasil Affiliate                              100.0%      408         476          (1,771)
American International Realty Corporation          31.5%   14,198      35,962          (6,385)
Chartis Non Life Holding Company (Japan), Inc.      0.0%       --          --        (289,975)
Eastgreen, Inc.                                    13.8%   20,977      18,222           8,157
Pine Street Real Estate Holdings Corporation       31.5%    5,209       2,362             227
                                                  -----   -------     -------       ---------
   TOTAL COMMON STOCKS - AFFILIATES                       $40,792     $57,022       $(300,701)
                                                  =====   =======     =======       =========

(c)The Company's interest in AIG Mexico Industrial, L.L.C. was sold in July
   2011.

   On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent were $609,564 and $566,665, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into National Union. In conjunction with this merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select Insurance Company (Chartis Select) was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill. The Landmark merger contributed $1,041 of total assets and total liabilities to the Company's prior year 2011 balances on the Statements of Admitted Assets and Statements of Liabilities, Capital and Surplus.

   Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union now owns 100 percent of Lexington and Chartis Specialty. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   The Company recorded its share of each of the transactions disclosed above based upon its stated pool percentage.

   FOREIGN OPERATIONS

   As discussed in Note 1 the business of the Argentina branch is now reported within the Company's results and is not allocated to the remaining members of the Admitted Pool.

   Prior to December 1, 2012 the Company owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity

December 1, 2011          Cyprus Branch of American Home                     AIG Europe Limited, Cyprus Branch

December 1, 2011          Malta Branch of American Home                      AIG Europe Limited, Malta Branch

December 1, 2011          New Zealand Branch of American Home                Chartis Insurance New Zealand Limited

March 1, 2012             Aruban Branch of American Home                     Chartis Aruba Insurance Company N.V.

March 1, 2012             Greek Branch of National Union                     Chartis Insurance UK Limited, Greek Branch

June 1, 2012              Korean Branch of American Home                     Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity
                          Hong Kong Branch of National Union, American
December 1, 2010          Home and New Hampshire                             Chartis Insurance Hong Kong Limited
January 1, 2011           Singapore Branch of American Home                  Chartis Singapore Insurance Pte. Ltd
March 1, 2011             Australia Branch of American Home                  Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a AIG Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately
   38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. AIG PC's total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby National Union provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010 as well as all capital contributions and dividends.

                                                                                      2012
                                                             -------------------------------------------------------
                                                                 ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                     THE COMPANY                 THE COMPANY
                                                             --------------------------- ---------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------  ------------------- --------------- ----------- --------------- -----------
03/27/2012           Dividend            Chartis U.S., Inc.     $     --         --         $  1,589        Cash
03/27/2012           Dividend            Chartis U.S., Inc.           --         --           48,411     Securities
05/10/2012           Dividend            Chartis U.S., Inc.           --         --          315,000        Cash
06/27/2012           Dividend            Chartis U.S., Inc.           --         --           10,000        Cash
11/01/2012           Dividend            Chartis U.S., Inc.           --         --          129,000        Cash
 Various             Dividend            Chartis U.S., Inc.           --         --           18,716      In kind
10/23/2012      Sale of securities         LSTREET I, LLC        159,498        Cash         153,951     Securities
12/27/2012      Sale of securities              AIG              563,313        Cash         514,499     Securities
12/27/2012     Capital contribution      Chartis U.S., Inc.      300,000        Cash              --         --
 Various     Capital contribution (a)    Chartis U.S., Inc.        1,471       In kind            --         --
 Various     Capital contribution (b)    Chartis U.S., Inc.       52,613       In kind            --         --
 Various     Capital contribution (c)    Chartis U.S., Inc.          166       In kind            --         --

(a)Capital contributions pursuant to the tax sharing agreement
(b)Assumption of liabilities by parent
(c)Other

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                              2011
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     03/28/11         Purchase of securities          AIG Inc.          $587,841     Securities     $  587,841       Cash
                                                      Matched
                                                     Investment
                                                      Program
     08/18/11         Purchase of securities       Chartis Select        179,406     Securities        179,406       Cash
     08/18/11         Purchase of securities         Lexington           747,122     Securities        747,122       Cash
     08/18/11           Sale of securities         Chartis Select        210,304        Cash           200,294    Securities
     08/18/11           Sale of securities           Lexington           854,193        Cash           814,422    Securities
     03/01/11                Dividend            Chartis U.S., Inc.           --         --             11,448     In kind
     06/29/11                Dividend            Chartis U.S., Inc.           --         --            110,000       Cash
     11/01/11                Dividend            Chartis U.S., Inc.           --         --             16,010     In kind
     03/31/11          Return of capital (a)     Chartis U.S., Inc.           --         --          1,020,000       Cash
     09/19/11            Return of capital       Chartis U.S., Inc.           --         --            400,000       Cash
     06/30/11          Capital contributions     Chartis U.S., Inc.        5,623        Cash                --        --
     Various         Capital contributions (b)   Chartis U.S., Inc.       57,153      In kind               --        --
     Various           Capital contribution      Chartis U.S., Inc.        4,605      In kind               --        --

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of Tax Sharing Agreement

                                                                                              2010
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     02/12/10                Dividend            Chartis U.S., Inc.    $       --        --          $300,000        Cash
     04/08/10                Dividend            Chartis U.S., Inc.            --        --             1,343        Cash
     Various         Capital contribution (a)    Chartis U.S., Inc.         5,322     In kind              --         --
     03/31/10          Capital contribution      Chartis U.S., Inc.         4,829     In kind              --         --
     12/31/10        Capital contribution (b)    Chartis U.S., Inc.     1,937,124    Receivable            --         --
     06/24/10           Sale of securities         National Union         708,005       Cash          708,005     Securities

(a)Capital contributions in lieu of Tax Sharing agreement
(b)Capital contribution was received on February 25, 2011

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG Property Casualty Inc. (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG Property Casualty Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator. AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG Property Casualty Inc. and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG Property Casualty Inc., AIG

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Property Casualty U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   Funding of Eaglestone Capitalization

   On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the PA DOI, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG Property Casualty U.S., Inc. on July 27, 2011. On that same date, AIG Property Casualty U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012, 2011 and 2010 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010:

        FOR THE YEARS ENDED DECEMBER 31,        2012     2011     2010
        --------------------------------      -------- -------- --------
        Chartis Global Claims Services, Inc.  $241,398 $250,065 $245,427
        AIG PC Global Services, Inc.            39,741  272,803       --
                                              -------- -------- --------
           TOTAL                              $281,139 $522,868 $245,427
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services, Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $72,902 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to the AIG SPV.

   The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

   As of December 31, 2012 and 2011, short-term investments included amounts invested in a money market fund of an affiliate of $1,073,304 and $376,438, respectively.

   Federal and foreign income taxes payable to AIG or AIG Property Casualty Inc. as of December 31, 2012 and 2011 amounted to $4,311 and $23,930, respectively.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                     2012    2011
     ------------------                                   -------- -------
     Balances with National Union                         $201,778 $ 3,447
     Balances with other admitted pool companies                34   2,878
     Balances less than 0.5% of admitted assets              2,162   7,005
     Balances arising from merger with Landmark                 --      --
                                                          -------- -------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES  $203,974 $13,330
                                                          ======== =======
     Balances with National Union                         $     -- $    --
     Balances with other admitted pool companies             5,061     145
     Balances less than 0.5% of admitted assets            106,648  46,282
     Balances arising from merger with Landmark                 --  38,728
                                                          -------- -------
     PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES       $111,709 $85,155
                                                          ======== =======

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,          2012                  2011                  2010
--------------------------------  --------------------- --------------------- ---------------------
                                   WRITTEN     EARNED    WRITTEN     EARNED    WRITTEN     EARNED
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Direct premiums                  $1,192,441 $1,276,901 $1,327,507 $1,425,212 $1,471,932 $1,494,653
 Reinsurance premiums assumed:
    Affiliates                     6,737,056  6,840,322  6,868,230  7,283,623  6,775,226  7,113,494
    Non-affiliates                   164,020    147,946    102,880     74,710     64,497     37,427
                                  ---------- ---------- ---------- ---------- ---------- ----------
        GROSS PREMIUMS             8,093,517  8,265,169  8,298,617  8,783,545  8,311,655  8,645,574
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Reinsurance premiums ceded:
    Affiliates                     1,459,199  1,391,378  1,403,977  1,497,360  1,574,099  1,537,046
    Non-affiliates                 1,429,927  1,516,102  1,585,708  1,604,027  1,542,184  1,459,764
                                  ---------- ---------- ---------- ---------- ---------- ----------
        NET PREMIUMS              $5,204,391 $5,357,689 $5,308,932 $5,682,158 $5,195,372 $5,648,764
                                  ========== ========== ========== ========== ========== ==========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE            NET
                    --------------------- --------------------- ---------------------
                     UNEARNED              UNEARNED              UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM    COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY    RESERVES     EQUITY
                    ---------- ---------- ---------- ---------- ----------  ----------
DECEMBER 31, 2012:
   Affiliates       $3,208,904  $420,604  $  903,877  $150,379  $2,305,027   $270,225
   Non affiliates       81,953    10,742     358,041    59,568    (276,088)   (48,826)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,290,857  $431,346  $1,261,918  $209,947  $2,028,939   $221,399
                    ==========  ========  ==========  ========  ==========   ========
DECEMBER 31, 2011:
   Affiliates       $3,342,813  $394,470  $  830,856  $138,051  $2,511,957   $256,419
   Non affiliates       65,890     7,775     444,215    73,807    (378,325)   (66,032)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,408,703  $402,245  $1,275,071  $211,858  $2,133,632   $190,387
                    ==========  ========  ==========  ========  ==========   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    DECEMBER 31, 2012:
       Affiliates          $  903,877       $170,885         $ 9,146,419
       Non-affiliates         358,041        273,142           2,858,965
                           ----------       --------         -----------
       TOTAL               $1,261,918       $444,027         $12,005,384
                           ==========       ========         ===========
    DECEMBER 31, 2011:
       Affiliates          $  830,856       $124,663         $10,409,887
       Non-affiliates         444,215        274,823           2,977,082
                           ----------       --------         -----------
       TOTAL               $1,275,071       $399,486         $13,386,969
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- ----------
      Affiliates:
      Chartis U.S., Inc. Admitted Pool                    --   $7,564,898
      Eaglestone Reinsurance Company                   10651      560,318
      Chartis Overseas Ltd                                --      441,127
      AIU Insurance Company                            19399      123,651
      United Guaranty Insurance Company                11715       22,965
      AIG Europe Limited (France Branch)                  --        6,159
      US Life Ins Co Of NY (F/ Amer Int Life Ass NY)   70106        1,492
      L'Union Atlantique De Reassurances S.A.             --        1,329
      Chartis Australia Insurance Ltd.                    --        1,171
      Other affiliates below $1.0 million                 --        3,118
                                                       -----   ----------
             TOTAL AFFILIATES                                   8,726,228
                                                       -----   ----------
      Non-affiliates
         Swiss Re Group                                   --      248,413
         Transatlantic Group                              --      230,337
         Lloyds Syndicates                                --      201,285
         Munich Re Group                                  --      191,200
                                                       -----   ----------
             TOTAL NON-AFFILIATES                                 871,235
                                                       -----   ----------
         TOTAL AFFILIATES AND NON-AFFILIATES                   $9,597,463
                                                       =====   ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $55,727, $2,152 and $135,317, respectively, as a result of commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3). The following table includes the components of the losses by reinsurer:

COMPANY                                                            2012    2011    2010
-------                                                           ------- ------ --------
ISOP - the Association (a)                                        $50,174 $   -- $     --
American United Life Ins Co.                                        1,723     --       --
First Allmerica Financial Insurance Company                         1,123     --       --
Trenwick America Reinsurance Corporation                            1,024     --       --
Argonaut Midwest Insurance Company                                     --  1,882       --
American International Reinsurance Co. (AIRCO, an affiliate) (b)       --     --  131,629
Reliastar Life Ins. Co.                                                --     --    1,296
Continental Casualty Co.                                               23     --    1,270
Other reinsurers below $1 million                                   1,660    270    1,122
                                                                  ------- ------ --------
TOTAL                                                             $55,727 $2,152 $135,317
                                                                  ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Chartis Overseas Association (the Association) covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, National Union, the Company and New Hampshire (all member companies of the Association and participants of the Admitted Pool) recorded a loss of $139,372 as follows.

                                           ADMITTED COMPANY'S
                                             POOL     SHARE
                                           -------- ---------
                  Losses incurred          $107,191  $38,589
                  LAE incurred               32,181   11,585
                                           --------  -------
                  Losses and LAE incurred  $139,372  $50,174
                                           ========  =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the returned portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000. The Company's 36 percent pool share was $36,000.

(b)Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 36 percent pool share as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $927,617
                                                             ----------     --------
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      131,629
                                                             ----------     --------
   Net cash                                                  $2,211,079     $795,988
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $103,172 and $102,721, respectively.

During 2012, 2011 and 2010, the Company had net recoveries (write offs) of reinsurance recoverable balances of $7,221, $14,092 and $(1,224), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $356,179    $116,455    $472,634
Reinsurance payable on paid loss and loss adjustment expenses   221,076      61,608     282,684

2011                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $165,233    $ 36,933    $202,166
Reinsurance payable on paid loss and loss adjustment expenses    71,574      11,807      83,381

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                            2012                               2011
                                             ---------------------------------- ---------------------------------
                                             Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                              course of    paid loss and loss    course of    paid loss and loss
                                             collection   adjustment expenses   collection   adjustment expenses
                                             ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                        $48,802          $    --           $ 7,986          $ 10,262
Chartis Overseas Ltd.                           43,656           24,912            42,610            13,061
American International Reinsurance Co. Ltd.     24,379           19,239                --                --
La Meridional Compania Argentina                21,609            3,446                40                --
Chartis Insurance Company of Canada             14,950           12,556             7,179             6,348
Chartis Excess Ltd.                              8,273            4,276             8,210                36
Chartis Australia Insurance Ltd.                 7,648            3,092                --             4,945
AIU Insurance Co.                                7,610            6,015            (2,539)           (3,624)
AIG Europe Ltd.                                  6,278            6,338             6,947             6,679
AIG Europe Limited (France Branch)               5,810            6,188             7,984             9,237
Chartis Specialty Ins. Co.                       2,753            2,217             3,195             1,321
National Union Ins. Co. of Vermont               1,642            9,578             2,225             9,024
CA De Seguros American Intl                      1,511            1,064             5,270             1,337
Chartis Ins. Co. of Puerto Rico                  1,369              409             1,473             1,269
United Guaranty Residential Ins. Co.               570               --               461           (50,400)
La Meridional Compania Argentina de Seguros
  S.A.                                              11                2             3,757             1,210
Eaglestone Reinsurance Co.                          --           19,251                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding Losses                                        $3,278,251    $1,180,170
   Unearned premium reserves                                    933,787       336,163
   Other                                                         49,727        17,902
                                                             ----------    ----------
                                                             $4,261,765    $1,534,235
                                                             ==========    ==========
Statement of Operations and Changes in Capital and Surplus:
   Ceding Commission                                            220,094        79,234
                                                             ----------    ----------
   Net cash and securities                                   $4,041,671    $1,455,001
                                                             ==========    ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2012:
                 Direct           $   --    $86,648     $    --
                 Assumed              --         --          --
                 Ceded             3,842         --      17,981
                                  ------    -------     -------
                 TOTAL            $3,842    $86,648     $17,981
                                  ======    =======     =======

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2011:
                 Direct           $   --    $97,581     $    --
                 Assumed              --         44          --
                 Ceded                 3         --       4,848
                                  ------    -------     -------
                 TOTAL            $    3    $97,625     $ 4,848
                                  ======    =======     =======

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2012 and 2011 is set forth in the table below:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    3    $97,625    $ 686   $189,891
   Deposit activity, including loss recoveries                  3,839     (9,208)    (683)   (90,764)
   Interest income or expense, net of amortization of margin       --     (1,769)      --     (1,502)
                                                               ------    -------    -----   --------
BALANCE AT DECEMBER 31                                         $3,842    $86,648    $   3   $ 97,625
                                                               ======    =======    =====   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                      2012                   2011
                             ---------------------  ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1       $--      $  4,848    $ 88,515    $  990
        Contributions            --        57,648          --     4,753
        Withdrawals              --       (44,515)    (88,515)     (895)
        Interest                 --            --          --        --
                                ---      --------    --------    ------
     BALANCE AT DECEMBER 31     $--      $ 17,981    $     --    $4,848
                                ===      ========    ========    ======

NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                    DECEMBER 31, 2012                DECEMBER 31, 2011
                                             -------------------------------- -------------------------------
DESCRIPTION                                   ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL
-----------                                  ---------- ---------  ---------- ---------- --------  ----------
Gross Deferred Tax Assets                    $1,696,557 $ 109,321  $1,805,878 $1,632,616 $122,640  $1,755,256
Statutory Valuation Allowance Adjustments            --        --          --         --       --          --
                                             ---------- ---------  ---------- ---------- --------  ----------
Adjusted Gross Deferred Tax Assets            1,696,557   109,321   1,805,878  1,632,616  122,640   1,755,256
Deferred Tax Assets Nonadmitted                 624,170        --     624,170    828,450       --     828,450
                                             ---------- ---------  ---------- ---------- --------  ----------
Subtotal Net Admitted Deferred Tax Asset      1,072,387   109,321   1,181,708    804,166  122,640     926,806
Deferred Tax Liabilities                        188,816   209,717     398,533     58,661  176,253     234,914
                                             ---------- ---------  ---------- ---------- --------  ----------
Net Admitted Deferred Tax Asset/(Liability)  $  883,571 $(100,396) $  783,175 $  745,505 $(53,613) $  691,892
                                             ========== =========  ========== ========== ========  ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                                    DECEMBER 31, 2012            DECEMBER 31, 2011
                                                              ------------------------------ --------------------------
DESCRIPTION                                                    ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL   TOTAL
-----------                                                   ---------- -------- ---------- -------- -------- --------
Carried back losses that reverse in subsequent three
  calendar years                                              $       -- $     -- $       -- $     -- $     -- $     --
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus (the lesser of 1 and 2 below)     783,175       --    783,175  691,892       --  691,892
1. Adjusted gross DTAs realizable within 36 months               890,123       --    890,123  691,892       --  691,892
2. 15 percent of statutory surplus                                   N/A      N/A    783,175      N/A      N/A  786,764
Adjusted gross DTAs that can be offset against DTLs              289,212  109,321    398,533  112,273  122,641  234,914
                                                              ---------- -------- ---------- -------- -------- --------
Total DTA admitted as the result of application of SSAP
  101                                                         $1,072,387 $109,321 $1,181,708 $804,165 $122,641 $926,806
                                                              ========== ======== ========== ======== ======== ========

                                                                             2012        2011
                                                                          ----------  ----------
Ratio percentage used to determine recovery period and threshold
  limitation amount                                                              385%        432%
Amount of adjusted capital and surplus used to determine recovery period
  and threshold limitation in (2) above                                   $5,221,167  $5,693,511

During 2012, 2011, and 2010, the Company's current income tax expense (benefit) was comprised of the following:

   For the years ended December 31,             2012       2011       2010
   --------------------------------           --------  ---------  ---------
   Federal income tax                         $(28,785) $ (95,734) $(142,812)
   Foreign income tax                           16,212     (8,461)    (5,462)
   Other - including return to provision       (18,590)        --      6,354
                                              --------  ---------  ---------
   Subtotal                                    (31,163)  (104,195)  (141,920)
   Federal income tax on net capital gains      48,295     90,032    169,323
                                              --------  ---------  ---------
   Federal and foreign income taxes incurred  $ 17,132  $ (14,163) $  27,403
                                              ========  =========  =========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
        Ordinary                                  ---------- ----------
           Discounting of unpaid losses           $  317,097 $  416,180
           Non-admitted assets                       102,542    126,696
           Unearned premium reserve                  186,343    200,003
           Goodwill & deferred revenue                27,548     29,941
           Bad debt expense                           58,405     74,123
           Net operating loss carry-forward          622,777    461,242
           Foreign tax credit carry-forwards         157,063     69,946
           Deferred tax on foreign operations             --     43,675
           Investments                               181,118    118,681
           Deferred loss on branch conversions            53      9,555
           Intangibles                                19,098     22,280
           Other temporary difference                 24,513     60,293
                                                  ---------- ----------
               Subtotal                            1,696,557  1,632,615

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                  624,170    828,450
                                                  ---------- ----------
        Admitted ordinary deferred tax assets     $1,072,387 $  804,165
                                                  ---------- ----------
        Capital
           Investments writedown                  $  105,465 $  110,936
           Unrealized capital losses                   2,948     11,335
           Deferred loss on branch conversions           538         --
           Other temporary difference                    370        370
                                                  ---------- ----------
               Subtotal                              109,321    122,641

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                       --         --
                                                  ---------- ----------
        Admitted capital deferred tax assets         109,321    122,641
                                                  ---------- ----------
        Admitted deferred tax assets              $1,181,708 $  926,806
                                                  ========== ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                                         2012     2011
       Ordinary                                        -------- --------
              Investments                              $130,700 $ 46,868
              Deferred tax on foreign operations         55,771       --
              Other temporary difference                  2,346   11,793
                                                       -------- --------
                 Subtotal                               188,817   58,661
          Capital
              Investments                                38,964   19,064
              Unrealized capital gains                  170,752  157,189
                                                       -------- --------
                 Subtotal                               209,716  176,253
                                                       -------- --------
          Deferred tax liabilities                     $398,533 $234,914
                                                       -------- --------
       Net deferred tax assets/liabilities             $783,175 $691,892
                                                       ======== ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                                2012        2011       CHANGE
                                                             ----------  ----------  ---------
Adjusted gross deferred tax assets                           $1,805,878  $1,755,256  $  50,622
Total deferred tax liabilities                                 (398,533)   (234,914)  (163,619)
                                                             ----------  ----------  ---------
Net deferred tax assets (liabilities)                         1,407,345   1,520,342   (112,997)
Deferred tax assets/(liabilities) - SSAP 3                                             (11,454)
Deferred tax assets/(liabilities) - unrealized                                         (21,950)
Deferred tax - noncash settlement through paid-in capital                              (57,154)
                                                                                     ---------
Total change in deferred tax                                                           (22,439)
                                                                                     =========
Change in deferred tax - current year                                                  (24,764)
Change in deferred tax - current year - other surplus items                              2,325
                                                                                     ---------
Change in deferred tax - current year - total                                        $ (22,439)
                                                                                     =========

                                                               CURRENT    DEFERRED     TOTAL
                                                             ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                                    $  (25,905) $  (11,454) $ (37,359)
   SSAP 3 - statutory valuation allowance                            --          --         --
                                                             ----------  ----------  ---------
   Subtotal SSAP 3                                              (25,905)    (11,454)   (37,359)
   SSAP 3 - APIC                                                 57,154     (57,154)        --
   SSAP 3 - unrealized gain/loss                                     --          --         --
                                                             ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities                  31,249     (68,608)   (37,359)
   SSAP 3 - non-admitted impact                                  (6,821)     37,106     30,285
                                                             ----------  ----------  ---------
   Total SSAP 3 impact                                       $   24,428  $  (31,502) $  (7,074)
                                                             ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,805,878. Management believes that it is more likely than not that these assets will be realized, and therefore the Company has not recorded a valuation allowance against its deferred tax asset. This expectation is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2012.

In concluding that the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted gross deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,805,878 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $783,175 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                              2012                  2011                  2010
                                                      --------------------  --------------------  --------------------
Description                                             AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
-----------                                           ---------  ---------- ---------  ---------- ---------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                         $ 302,637   $105,923  $ 480,413  $ 168,145  $(749,113) $(262,190)
Book to Tax Adjustments:
   Tax Exempt Income                                   (212,356)   (74,325)  (304,201)  (106,470)  (420,450)  (147,157)
   Intercompany Dividends                                    --         --     (6,294)    (2,203)        --         --
   Dividend Received Deduction                             (622)      (218)      (451)      (158)    (8,767)    (3,069)
   Subpart F Income, Gross-Up & Foreign Tax Credits      63,904     (2,445)    14,771     (3,291)   (36,387)   (13,104)
   Meals And Entertainment                                   --         --         --         --        567        199
   Stock Options And Other Compensation                   9,756      3,415     27,409      9,593      4,644      1,625
   Non-Deductible Penalties                                  90         31      1,442        505         --         --
   Change in Non-admitted Assets                         42,101     14,735     84,424     29,549    162,087     56,731
   Change in Tax Position                                    --       (549)        --     (5,702)        --     11,310
   Statutory Valuation Allowance                             --         --   (753,998)  (753,998)   765,335    765,335
   Return to Provision                                       --     (4,319)        --     (5,690)        --     19,394
   Branch Incorporation & Conversion                     (1,005)      (352)      (536)      (188)        --         --
   Non-Deductible Expenses                                   --         --     34,253     11,989         --         --
   Other                                                     --         --       (252)       (89)        --     (5,297)
                                                      ---------   --------  ---------  ---------  ---------  ---------
       Total Book to Tax Adjustments                    (98,132)   (64,027)  (903,433)  (826,153)   467,029    685,967
                                                      ---------   --------  ---------  ---------  ---------  ---------
Total Federal Taxable Income and Tax                  $ 204,505   $ 41,896  $(423,020) $(658,008) $(282,084) $ 423,777
                                                      =========   ========  =========  =========  =========  =========
Federal and Foreign Income Taxes Incurred                          (31,163)             (104,195)             (141,920)
Federal Income Tax on Net Capital Gains                             48,295                90,032               169,323
Change in Net Deferred Income Taxes                                 22,439              (659,647)              396,374
Less: Change in Deferred Tax - Other Surplus Items                   2,325                15,802                    --
                                                                  --------             ---------             ---------
Total Tax                                                         $ 41,896             $(658,008)            $ 423,777
                                                                  --------             ---------             ---------

As of December 31, 2012, the Company had $157,063 of foreign tax credits carry forwards expiring through the year 2022, and $1,779,363 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2012 and no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

In accordance with Circular Letter 1979-33 issued by the New York State Insurance Department (now known as the NY DFS), AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $15,284, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

          AS OF DECEMBER 31,                      2012        2011
          ------------------                  -----------  ----------
          Fair value of plan assets           $ 3,720,427  $3,432,515
          Less: projected benefit obligation    4,909,897   4,219,931
                                              -----------  ----------
          Funded status                       $(1,189,470) $ (787,416)
                                              ===========  ==========

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                             2012              2011              2010
------------------                       ----------------  ----------------  ----------------
Discount rate                                  3.94%             4.62%             5.50%
Rate of compensation increase (average)        4.00%             4.00%             4.00%
Measurement date                         December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                         N/A               N/A               N/A

   In 2012, 2011, and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $9,915, $7,922, and $11,968 for 2012, 2011, and 2010 respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $652, $589 and $112 for the years ended December 31, 2012, 2011, and 2010 respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,246, $4,957 and $7,156 in 2012, 2011 and 2010, respectively.

   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but only provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $27,950, $9,020 and $24,269 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   With the approval of the NY DFS, the Company executed a quasi reorganization effective March 31, 2012, which was a restatement of Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi-reorganizations is as follows:

      Change in Gross Paid-in
          and Contributed        Change in
              Surplus         Unassigned Funds
      ----------------------- ----------------
2012        $(1,000,000)         $1,000,000
            -----------          ----------

   The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                2012        2011
                             ---------  -----------
Unrealized gains and losses  $ 284,870  $   198,889
Non-admitted asset values     (939,992)  (1,224,794)
Provision for reinsurance      (49,111)     (78,525)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                          2012         2011        2010
------------------------------                      -----------  -----------  ---------
Unrealized gains, current year                      $   283,851  $   198,889  $ 220,760
Unrealized gains, previous year                         198,889      220,760    441,772
                                                    -----------  -----------  ---------
Change in unrealized gains                               84,962      (21,871)  (221,012)
Change in tax on unrealized gains                       (21,950)       3,008    110,099
Adjustments to beginning surplus (SSAP 3) (Note 2)           --        2,913    (40,963)
Derivatives - change in foreign exchange                   (652)       5,940     (4,250)
Amortization of goodwill                                 (7,719)      (7,967)    (5,204)
Japan UTA                                               (96,438)      62,374         --
Mortgage loans                                            1,019           --         --
                                                    -----------  -----------  ---------
Change in unrealized, net of taxes                  $   (40,778) $    44,397  $(161,330)
                                                    ===========  ===========  =========

Change in non-admitted asset values                     2012         2011
-----------------------------------                 -----------  -----------
Non-admitted asset values, current year             $  (939,992) $(1,224,794)
Non-admitted asset values, previous year             (1,224,794)    (458,968)
                                                    -----------  -----------
Change in non-admitted assets                           284,802     (765,826)
Adjustments to beginning surplus (SSAP 3)               (76,075)      29,308
Change in accounting principles SSAP 10R                     --     (189,739)
                                                    -----------  -----------
Change in non-admitted assets                       $   208,727  $  (926,257)
                                                    ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012, 2011 and 2010, management utilized collateral including letters of credit provided by its Ultimate Parent of $274,558, $381,134 and $314,752, respectively. For 2010, management also utilized assets in trust of $26,752. The use of these assets was approved by the NY DFS.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2012, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
   2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2012, the maximum dividend payment, which may be made without prior approval during 2013, is $600,314.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   As of December 31, 2012 and 2011, the Company reported ordinary dividends to AIG Property Casualty U.S., Inc. of $522,716 and $137,458, respectively.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of the AIG PC insurance and non-insurance companies (collectively, the AIG PC parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the AIG PC parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the AIG PC parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and
   (iii) agreed to pay a contingent fine in the event that the AIG PC parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG has an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third parties or affiliated AIG entities to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties (mostly affiliates) involved

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,580,996 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                   Licensed in
  Name of life insurer                          Location  Balances  New York
  --------------------                          --------- -------- -----------
  American General Life Insurance Company        Texas    $405,333      No
  BMO Life Assurance Company                     Canada    235,409      No
  The United States Life Insurance Company in
    the City of New York                        New York   878,872     Yes

   As part of its private equity portfolio investment, as of December 31, 2012 the Company may be called upon for an additional capital investment of up to $272,384. The Company expects only a small portion of this portfolio will be called during 2013.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force. The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012  @12/31/2012
------------------                                 -------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage Insurance Company
  (f/k/a AIG
Advantage Insurance Company )                   *  12/15/97   8/31/09  $      3,400   $     27,802     $  --     $    27,077
AIG Edison Life Insurance Company (f/k/a
  GE Edison Life Insurance Company)            **   8/29/03   3/31/11    22,892,930    101,513,918        --       5,058,696
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                      *   11/5/97   8/31/09        11,415         85,547        --          80,148
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.)                                            12/15/97                 206,231         94,087        --          84,123
American General Life and Accident
  Insurance Company                            +     3/3/03   9/30/10     8,269,324    146,599,363        --      11,514,485
American General Life Insurance Company              3/3/03  12/29/06    31,189,630    146,599,363        --      11,514,485
American International Assurance Company
  (Australia) Limited                               11/1/02  10/31/10       443,000      1,799,000        --         574,000
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                          *    11/5/97   8/31/09        37,068        543,538        --         517,343
21st Century Superior Insurance Company (f/
  k/a American International Insurance
  Company of California, Inc.)                 *   12/15/97   8/31/09           437         29,300        --          28,367
21st Century Pinnacle Insurance Company (f/
  k/a American International Insurance
  Company of New Jersey)                       *   12/15/97   8/31/09         8,834         41,478        --          39,781
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)       9/15/98  12/31/12     6,166,101      6,496,414        --       3,391,368
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                       ++    3/2/98  11/30/07       298,948      6,541,439        --       2,156,437
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                             1/20/05  10/31/07        75,263        664,518        --         124,860
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company)                                     +     1/4/99  12/29/06    13,714,796    146,599,363        --      11,514,485
SunAmerica Life Insurance Company              +     1/4/99  12/29/06     8,610,638    146,599,363        --      11,514,485
The United States Life Insurance Company in
  the City of New York                               3/3/03   4/30/10     5,021,200     24,001,788        --       1,878,325
The Variable Annuity Life Insurance
  Company                                            3/3/03  12/29/06    45,889,138     70,109,962        --       4,235,520
                                                   --------  --------  ------------   ------------     -----     -----------
   Total guarantees                                                    $142,838,353   $798,346,243     $  --     $64,253,985
                                                                       ============   ============     =====     ===========

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential
   Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd.
   (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of September 30, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of September 30, 2012.
+ The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2012.
++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis Europe
   Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2012       2011
          ---------------------                  ---------  ---------
          Allowance provision                    $(164,611) $(103,686)
          Deposit accounting assets                  3,842          3
          Gurananty funds receivable on deposit      8,538     10,011
          Intangible asset - Canada                (54,566)   (63,660)
          Loss funds on deposit                     50,904     51,722
          Paid loss clearing                       330,135    351,287
          Other assets                             106,645     75,247
                                                 ---------  ---------
             TOTAL OTHER ADMITTED ASSETS         $ 280,887  $ 320,924
                                                 =========  =========

B. GUARANTY FUNDS

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $179,271 and $138,076, respectively, with related assets for premium tax credits of $8,538 and $10,011, respectively. Of the amount accrued, the Company expects to pay approximately $105,807 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $64,918 in future periods. In addition, the Company anticipates it will realize $5,565 of premium tax offset credits and the associated liability in years two through five. The remaining $2,981 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges prior year-end                                $10,011
   Decreases current year:
      Guaranty fund refunds                                              330
      Premium tax offset applied                                       1,602
      Premium tax offset charge off                                      651
   Increases current year:
      Premium tax offset paid                                          1,110
                                                                     -------
   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges current year-end                              $ 8,538
                                                                     =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $164,611 and $103,686, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $57,047, $16,296 and $30,549, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


C. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                                    2012      2011
-----------------                                                                  --------  --------
Accounts payable                                                                   $ 48,757  $ 42,160
Accrued retrospective premiums                                                       49,630    64,482
Advance premiums                                                                      7,619     9,915
Amounts withheld or retained by company for account of others                         3,175     4,467
Deferred commission earnings                                                          7,849     4,161
Liability for pension and severance pay                                              18,308    20,276
Policyholder funds on deposit                                                        12,558     9,831
Remittances and items not allocated                                                  34,172    24,870
Retroactive reinsurance payable                                                          82       352
Retroactive reinsurance reserves - ceded                                             (5,592)     (899)
Servicing carrier liability                                                           5,699     6,929
Escrow funds (NICO)                                                                  22,748    25,693
Other legal contingencies                                                                --    52,613
Other liabilities, includes accrued expense account balances and certain accruals   192,224   124,200
                                                                                   --------  --------
   TOTAL OTHER LIABILITIES                                                         $397,229  $389,050
                                                                                   ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. OTHER INCOME (EXPENSE)

   As of December 31, 2012 and 2011, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

 OTHER INCOME (EXPENSE)                             2012      2011      2010
 ----------------------                           --------  --------  -------
 Other income                                     $ 43,336  $ 18,192  $45,490
 Fee income on deposit programs                      6,641     6,198    8,018
 Equities and deposits in pools and associations        39        --     (698)
 Interest expense on reinsurance program           (39,541)  (51,139)      --
 Foreign exchange gain (loss)                          225    (3,026)     (64)
                                                  --------  --------  -------
    TOTAL OTHER INCOME (EXPENSE)                  $ 10,700  $(29,775) $52,746
                                                  ========  ========  =======

E. NON-CASH ITEMS

   For the years ended December 31, 2012 and 2011, the amounts reported in the accompanying Statements of Cash Flow are net of the following non-cash items:

   NON-CASH TRANSACTIONS                      2012        2011        2010
   ---------------------                    --------  -----------  ----------
   DIVIDENDS TO PARENT:
      Securities                            $ 48,411  $    27,458  $       --
      Other                                   18,716           --          --
   Capital contribution to parent             54,250       61,758   1,947,275
   LOSS PORTFOLIO TRANSFER:
      Premiums collected                       8,083           --          --
      Benefit and loss related payments       58,384    1,092,875          --
      Funds held                             (66,467)  (1,092,875)         --
                                            --------  -----------  ----------
          TOTAL NON-CASH TRANSACTIONS       $121,377  $    89,216  $1,947,275
                                            ========  ===========  ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On February 20, 2013, the 2012 AIG Capital Maintenance Agreement (CMA) was amended to exclude net admitted DTAs from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the CMA was amended to exclude net admitted DTAs from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

The Company paid dividends to AIG PC of $77,000 and $23,000 on March 19, 2013 and April 1, 2013, respectively. Both dividends were approved by its Board of Directors on March 8, 2013.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by National Union acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements are included in Part B of this Registration
Statement:



- Audited Financial Statements of Variable Annuity Account Seven of American General Life Insurance Company for the year ended December 31, 2012.





- Audited Consolidated Financial Statements of American General Life Insurance Company for the years ended December 31, 2012, 2011 and 2010.



- Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2012 and 2011.


(b) Exhibits


(1)   Resolutions Establishing Separate Account..................................    3
(2)   Custody Agreements.........................................................    Not applicable
(3)   (a)  Form of Distribution Contract.........................................    4
      (b)  Selling Agreement.....................................................    13
(4)   Variable Annuity Contract
      (a)  Variable Annuity Contract.............................................    4
      (b)  Variable Annuity Certificate..........................................    4
      (c)  Tax Sheltered Annuity (403(b)) Endorsement............................    4
      (d)  Optional Income Benefit Endorsement...................................    9
(5)   (a)  Application for Contract..............................................    4
      (b)  Merger Endorsement....................................................    13
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of American General
           Life Insurance Company, effective December 31, 1991...................    1
      (b)  Amendment to the Amended and Restated Articles of Incorporation of
           American General Life Insurance Company, effective July 13, 1995......    2
      (c)  By-Laws of American General Life Insurance Company, restated as of
           June 8, 2005..........................................................    5
(7)   Reinsurance Contract.......................................................    Not Applicable
(8)   Material Contracts
      (a)  Anchor Series Trust Fund Participation Agreement......................    12
      (b)  SunAmerica Series Trust Fund Participation Agreement..................    12
      (c)  Form of Consents to Assignment of Fund Participation and other
           Agreements............................................................    13
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    14
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    7
(10)  Consents...................................................................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Power of Attorney
           (1) American General Life Insurance Company Directors.................    15
           (2) American Home Assurance Company Directors.........................    16
      (b)  General Guarantee Agreement by American Home Assurance Company........    6
      (c)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    8
      (d)  Notice of Termination of Support Agreement............................    11
      (e)  Unconditional Capital Maintenance Agreement between American
           International Group, Inc. and American General Life Insurance
           Company...............................................................    10
      (f)  Specimen Form of Agreement and Plan of Merger.........................    13

--------

1 Incorporated by reference to Initial Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.

2 Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

3 Incorporated by reference to Initial Registration Statement, File Nos. 333-63511 and 811-09003, filed on September 16, 1998, Accession No. 0000950148-
   98-002194.

4 Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-63511 and 811-09003, filed on December 7, 1998, Accession No. 0000950148-98-002682.

5 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.

6 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 16, File Nos. 333-63511 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008795.

7 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.

8 Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006,
   Accession No. 0000950124-06-007496.

9 Incorporated by reference to Post-Effective Amendment No. 19 and Amendment No. 20, File Nos. 333-63511 and 811-09003, filed on April 30, 2007, Accession No. 0000950124-07-002492.

10 Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No.
   149, File Nos. 333-151576 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on May 2, 2011, Accession No. 0001193125-11-120309.

11 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011,
   Accession No. 0000950123-11-040070.

12 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
   5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.

13 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-
   014430.


14 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   185806 and 811-09003, filed on January 2, 2013, Accession No. 0000950123-12-
   014473.



15 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-185762 and 811-03859 filed on April 29, 2013, Accession No. 0000950123-13-002952.



16 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-185804 and 811-07727 filed on April 30, 2013.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------
Jay S. Wintrob(2)                Director, Chairman, President and Chief Executive
                                 Officer
Bruce R. Abrams                  Director and President -- Fixed Annuities
Thomas J. Diemer                 Director, Senior Vice President and Chief Risk
                                 Officer
Jeffrey M. Farber(5)             Director
Mary Jane B. Fortin              Director, Executive Vice President and Chief
                                 Financial Officer
Deborah A. Gero(2)               Director, Senior Vice President and Chief
                                 Investment Officer
Jana W. Greer(3)                 Director and President -- Retirement Income
                                 Solutions
Stephen A. Maginn(3)             Director, Senior Vice President and Chief
                                 Distribution Officer
James A. Mallon                  Director and President -- Life and Accident &
                                 Health
Jonathan J. Novak                Director and President -- Institutional Markets
Curtis W. Olson(1)               Director and President -- Group Benefits
Robert M. Beuerlein              Senior Vice President and Chief and Appointed
                                 Actuary
Randall W. Epright               Senior Vice President and Chief Information
                                 Officer
Christine A. Nixon(2)            Senior Vice President and Chief Legal Officer
Tim W. Still                     Senior Vice President and Chief Operations Officer
Steven D. Anderson               Vice President and Controller
Jim A. Coppedge                  Vice President and Assistant Secretary
Julie Cotton Hearne              Vice President and Secretary
David H. den Boer                Vice President and Chief Compliance Officer
John B. Deremo                   Vice President, Distribution
William T. Devanney, Jr.         Vice President and Tax Officer
Gavin D. Friedman(2)             Vice President and Litigation Officer
Leo W. Grace                     Vice President, Product Filings
Tracy E. Harris                  Vice President, Product Filings
Mallary L. Reznik(2)             Vice President and Assistant Secretary
T. Clay Spires                   Vice President and Tax Officer
Michael E. Treske                Vice President, Distribution
William C. Wolfe                 Vice President and Treasurer
Manda Ghaferi(2)                 Vice President
David S. Jorgensen               Vice President
Melissa H. Cozart                Privacy Officer
Craig M. Long                    Anti-Money Laundering and Office of Foreign Asset
                                 Control Officer
David J. Kumatz(4)               Assistant Secretary
Virginia N. Puzon(2)             Assistant Secretary
Larry E. Blews                   38a-1 Compliance Officer



--------


   (1) 3600 Route 66, Neptune, NJ 07753



   (2) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067



   (3) 21650 Oxnard Street, Woodland Hills, CA 91367



   (4) 200 American General Way, Brentwood, TN 37027



   (5) 1 New York Plaza, New York, NY 10004


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of American General Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0001047469-13-001390, filed on
February 21, 2013. Exhibit 21 is incorporated herein by reference.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 2, 2013, the number of Polaris Plus contracts funded by Variable Annuity Account Seven was 7,403 of which 7,397 were qualified contracts and 6 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    American General Life Insurance Company -- Variable Separate Account American General Life Insurance Company -- Variable Annuity Account One American General Life Insurance Company -- Variable Annuity Account Two American General Life Insurance Company -- Variable Annuity Account Four American General Life Insurance Company -- Variable Annuity Account Five American General Life Insurance Company -- Variable Annuity Account Seven American General Life Insurance Company -- Variable Annuity Account Nine The United States Life Insurance Company in the City of New York -- FS Variable Separate Account
    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account One
    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Two
    The United States Life Insurance Company in the City of New York -- FS Variable Annuity Account Five
    Anchor Series Trust
    Seasons Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.
    SunAmerica Specialty Series

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director, Senior Vice President
Frank Curran                Vice President, Controller, Financial Operation
                            Principal and Chief Financial Officer, Treasurer
Michael E. Treske           Chief Distribution Officer
Rebecca Snider              Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



     --------


      * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.


     (1) Principal business address is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4901.


     (2) Principal business address is 1999 Avenue of the Stars, Los Angeles, CA 90067-6121.


(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period") , filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective as of 11:59 p.m. Eastern time, on December 31, 2012, SunAmerica Annuity and Life Assurance Company, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for contracts and certificates issued prior to a merger. Therefore, the American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

American General Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American General Life Insurance Company.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven, has duly caused this Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2013.


                                        VARIABLE ANNUITY ACCOUNT SEVEN

                                        (Registrant)



                                        BY: AMERICAN GENERAL LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                            itself)



                                        BY: /s/ MARY JANE B. FORTIN

                                            ------------------------------------

                                            MARY JANE B. FORTIN
                                            EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER



As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----
*JAY S. WINTROB                    Chairman of the Board, President       April 29, 2013
-----------------------------        and Chief Executive Officer
JAY S. WINTROB


*BRUCE R. ABRAMS                   Director and President -- Fixed        April 29, 2013
-----------------------------                 Annuities
BRUCE R. ABRAMS


*THOMAS J. DIEMER                Director, Senior Vice President and      April 29, 2013
-----------------------------             Chief Risk Officer
THOMAS J. DIEMER


*JEFFREY M. FARBER                             Director                   April 29, 2013
-----------------------------
JEFFREY M. FARBER


MARY JANE B. FORTIN               Director, Executive Vice President      April 29, 2013
-----------------------------        and Chief Financial Officer
*MARY JANE B. FORTIN


                                 Director, Senior Vice President and
-----------------------------          Chief Investment Officer
DEBORAH A. GERO


*JANA W. GREER                               Director and                 April 29, 2013
-----------------------------          President -- Retirement
JANA W. GREER                              Income Solutions


*STEPHEN A. MAGINN               Director, Senior Vice President and      April 29, 2013
-----------------------------         Chief Distribution Officer
STEPHEN A. MAGINN


*JAMES A. MALLON                  Director and President -- Life and      April 29, 2013
-----------------------------             Accident & Health
JAMES A. MALLON


*JONATHAN J. NOVAK                           Director and                 April 29, 2013
-----------------------------     President -- Institutional Markets
JONATHAN J. NOVAK


*CURTIS W. OLSON                   Director and President -- Group        April 29, 2013
-----------------------------                  Benefits
CURTIS W. OLSON


*STEVEN D. ANDERSON                 Vice President and Controller         April 29, 2013
-----------------------------
STEVEN D. ANDERSON


/s/ MANDA GHAFERI                          Attorney-In-Fact               April 29, 2013
-----------------------------
*MANDA GHAFERI

                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2013.


                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ KATHLEEN T. CARBONE

                                            ------------------------------------

                                            KATHLEEN T. CARBONE


                                            STATUTORY CONTROLLER AND VICE
                                            PRESIDENT


This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----
*RICHARD HOSKINS                      Director and Chief Financial         April 29, 2013
------------------------------                  Officer
RICHARD HOSKINS


*ALEXANDER R. BAUGH                             Director                   April 29, 2013
------------------------------
ALEXANDER R. BAUGH


*JAMES BRACKEN                                  Director                   April 29, 2013
------------------------------
JAMES BRACKEN


*JOHN Q. DOYLE                       Director, President and Chief         April 29, 2013
------------------------------             Executive Officer
JOHN Q. DOYLE


*PETER D. HANCOCK                               Director                   April 29, 2013
------------------------------
PETER D. HANCOCK



*DAVID L. HERZOG                                Director                   April 29, 2013
------------------------------
DAVID L. HERZOG


*MONIKA M. MACHON                               Director                   April 29, 2013
------------------------------
MONIKA M. MACHON


*RALPH W. MUCERINO                              Director                   April 29, 2013
------------------------------
RALPH W. MUCERINO


*SID SANKARAN                                   Director                   April 29, 2013
------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                          Director                   April 29, 2013
------------------------------
CHRISTOPHER L. SPARRO


*MARK T. WILLIS                                 Director                   April 29, 2013
------------------------------
MARK T. WILLIS


*BY:  /s/ KATHLEEN T. CARBONE
      ------------------------
      KATHLEEN T. CARBONE
      ATTORNEY-IN-FACT

                                  EXHIBIT INDEX


EXHIBIT NO.                                       DESCRIPTION
-----------                                       -----------
    (10)        Consents